                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement                        / / Confidential, for Use
                                                           of the Commission
                                                           Only (as permitted by
                                                           Rule 14a-6(e)(2))

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12

                         GROVE REAL ESTATE ASSET TRUST
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): Not Applicable

/ /  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies: Not applicable.
     (2) Aggregate number of securities to which transactions applies: Not applicable.
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable.
     (4) Proposed maximum aggregate value of transaction: Not applicable.
     (5) Total fee paid: Not applicable.

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: Not applicable.
     (2) Form, Schedule or Registration Number: Not applicable.
     (3) Filing Party: Not applicable.
     (4) Date Filed: Not applicable.

                         GROVE REAL ESTATE ASSET TRUST
                               598 ASYLUM AVENUE
                          HARTFORD, CONNECTICUT 06105
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD             , 1997
                             ---------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting (the "SPECIAL MEETING") of the holders (the "SHAREHOLDERS") of the issued and outstanding common shares of beneficial interest, $0.01 par value per share (the "COMMON SHARES") of Grove
Real Estate Asset Trust ("GREAT") will be held at       , local time on       ,
            , 1997 at the Hartford Club, 44-48 Prospect Street, Hartford, Connecticut for the following purposes:

    1. To approve the consolidation transactions (the "CONSOLIDATION TRANSACTIONS") proposed to be entered into by GREAT, involving GREAT, Grove Operating, L.P. (the "OPERATING PARTNERSHIP"), the Property Partnerships (as defined herein) and certain of the limited partners (the "LIMITED PARTNERS") of the Property Partnerships, Grove Property Services Limited Partnership (the "MANAGEMENT COMPANY"), certain companies and individuals which are affiliated with GREAT which own the Management Company and general and limited partnership interests in the Property Partnerships (collectively, the "GROVE COMPANIES"), and the New Equity Investors (as defined herein). References to the "COMPANY" or "GROVE PROPERTY" are references, on a consolidated basis, to GREAT and its subsidiaries (including the Property Partnerships and the Operating Partnership), giving effect to the consummation of the Consolidation Transactions. To recognize the significant changes in the business and operations of GREAT resulting from the Consolidation Transactions, concurrently with the consummation of the Consolidation Transactions GREAT will change its name to "Grove Property Trust."

    In summary, the Consolidation Transactions:

    (A) will result in the consolidation of the holdings and/or control of GREAT, each of the Property Partnerships and certain assets and liabilities of the Management Company, thereby transforming the Company into a diversified, fully-integrated, self-managed real estate investment trust that owns and operates a diverse portfolio of properties, and

    (B) will include, without limitation,

        (i) the formation by GREAT of the Operating Partnership (which will be controlled by Grove Property Trust ("GROVE PROPERTY") as its sole general partner), to serve as the operating partnership of Grove Property;

        (ii) an exchange offer by the Operating Partnership (the "EXCHANGE OFFER") for the tender by the Limited Partners of any or all of the limited partnership interests of each Property Partnership in exchange for limited partnership units in the Operating Partnership ("COMMON UNITS", which Common Units are redeemable, commencing one year after their issuance, for cash (based on the fair market value of an equivalent number of Common Shares at the time of such redemption), or, at the Company's option it may exchange Common Units for Common Shares on a one-for one basis, subject to certain antidilution adjustments and exceptions), and, in certain circumstances, cash, and involving the liquidation of certain Property Partnerships;

       (iii) the declaration and issurance by GREAT, immediately prior to the consummation of the Consolidation Transactions, of a stock dividend aggregating 26,250 Common Shares and the concurrent effectuation by GREAT of a 1.125 to 1.0 stock split, thereby issuing on a pro rata basis, a total of 95,130 Common Shares with respect to GREAT's 525,000 currently issued and outstanding Common Shares (the "STOCK SPLIT"). The Company will not issue fractional shares in connection with the Stock Split, but rather, will pay cash in lieu of fractional shares;

        (iv) the private placement of equity securities (the "NEW EQUITY INVESTMENT"), pursuant to which GREAT and the Operating Partnership will sell to one or more investors (the "NEW EQUITY INVESTORS") Common Shares and Common Units totaling, in the aggregate, 3,333,333 Common Shares (giving effect to the exchange of all Common Units in exchange for Common Shares), for total gross proceeds to the Company of $30.0 million;

        (v) the contribution by GREAT to the Operating Partnership of (a) GREAT's four properties (the "GREAT PROPERTIES") and related assets in exchange for 620,130 Common Units and (b) the gross proceeds of the New Equity Investment received by GREAT, in exchange for a number of Common Units equal to the number of Common Shares issued by GREAT in the New Equity Investment;

        (vi) the contribution by the Grove Companies of certain assets and liabilities of the Management Company arising from or used in connection with property management related services and the Grove Companies' general and limited partnership interests in each Property Partnership to the Operating Partnership, in exchange for an aggregate of 934,654 Common Units to be issued to the Grove Companies;

       (vii) the Company entering into new credit facilities (together, the "CREDIT FACILITY") consisting of (a) a three-year secured revolving acquisition and working capital facility of up to $25.0 million and (b) an approximately $15.1 million ten-year term mortgage loan; and

      (viii) the use by the Operating Partnership of a portion of the net proceeds of the New Equity Investment and borrowings under the Credit Facility to refinance the outstanding mortgage indebtedness of certain of the Property Partnerships and to acquire certain minority interests in certain of the Property Partnerships.

    2. To approve amendments to GREAT's Second Amended and Restated Declaration of Trust (the "CHARTER") as follows (collectively, the "Charter Amendments"):

    (A) To amend Section 6.4(b) of the Charter to delete the existing requirement that GREAT receive an independent third party appraisal before purchasing any property the ownership of which is controlled by the executive officers of GREAT or their affiliates;

    (B) To change the name of GREAT to "Grove Property Trust"; and

    (C) To amend the "Excess Shares" provisions of the Charter to minimize the risk that Grove Property could fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain executive officers of the Company and their affiliates.

    3. To adopt GREAT's 1996 Share Incentive Plan (the "1996 PLAN") to (i) make available up to 900,000 Common Shares for grants of stock options and other incentive awards and (ii) permit performance-based awards to key employees of the Company, payable in Common Shares, as incentive compensation upon the achievement by the Company of enumerated goals.

    GREAT is seeking Shareholder approval of the Consolidation Transactions pursuant to certain requirements of the American Stock Exchange, Inc. (the "AMEX") regarding the continued listing of the Common Shares on the AMEX. Approval of the Consolidation Transactions is not required under Maryland law, the Charter or GREAT's Bylaws. GREAT is seeking Shareholder approval of the Charter Amendments pursuant to Maryland law and the Charter. GREAT is seeking approval of the 1996 Plan in accordance with certain provisions of the Internal Revenue Code of 1986, as amended, as well as pursuant to certain requirements of the AMEX regarding the continued listing of the Common Shares on the AMEX. Approval of the Consolidation Transactions (Proposal 1), the Charter Amendments (Proposal 2) and the 1996 Plan (Proposal 3) by the requisite votes of Shareholders is a condition to the consummation of the Consolidation Transactions. Proposal 1, Proposal 2 and Proposal 3 are each conditioned upon the approval of the other and no such proposals may be approved independently of the other proposals.

    The Company has fixed the close of business on             , 1997 as the
record date for the determination of Shareholders of the Company entitled to notice of and to vote at the Special Meeting. Therefore, only the holders of the Common Shares at the close of business on that date are entitled to notice of and to vote at the Special Meeting. Each Common Share is entitled to one vote on all matters.

By Order of the Board of Trust Managers
Damon D. Navarro
Chief Executive Officer
Hartford, Connecticut
               , 1997

                             YOUR VOTE IS IMPORTANT

    TO ENSURE THAT YOUR INTERESTS WILL BE REPRESENTED AT THE SPECIAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IT IS IMPORTANT THAT ALL PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING IN PERSON MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                         GROVE REAL ESTATE ASSET TRUST

                               598 ASYLUM AVENUE
                          HARTFORD, CONNECTICUT 06105

                            ------------------------

                                PROXY STATEMENT

                                PRELIMINARY COPY

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                         , 1997

    This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Trust Managers (the "BOARD") of Grove Real Estate Asset Trust, a Maryland real estate investment trust ("GREAT"), of proxies from the holders (the "SHAREHOLDERS") of GREAT's issued and outstanding common shares of beneficial interest, $0.01 par value per share (the "COMMON SHARES"), to be
exercised at the Special Meeting of Shareholders to be held on       ,         ,
1997 at The Hartford Club, 44-48 Prospect Street, Hartford, Connecticut 06103,
at       local time, and any adjournment(s) or postponement(s) of such meeting
(the "SPECIAL MEETING"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The principal executive offices of GREAT are located at 598 Asylum Avenue, Hartford, Connecticut 06105, telephone (860) 520-4789.

    This Proxy Statement and the enclosed Proxy Card are first being mailed to
the Shareholders on or about             , 1996.

    At the Special Meeting, the Shareholders will be asked to consider and vote upon the following proposals:

    1. The effectuation of the consolidation transactions (the "CONSOLIDATION TRANSACTIONS") proposed to be entered into by GREAT, involving GREAT, Grove Operating, L.P. (the "OPERATING PARTNERSHIP"), the Property Partnerships (as defined herein) and certain of the limited partners (the "LIMITED PARTNERS") of the Property Partnerships, Grove Property Services Limited Partnership (the "MANAGEMENT COMPANY"), certain companies and individuals which are affiliated with GREAT which own the Management Company and general and limited partnership interests in the Property Partnerships (collectively, the "GROVE COMPANIES"), and the New Equity Investors (as defined herein). References to the "COMPANY" or "GROVE PROPERTY" are references, on a consolidated basis, to GREAT and its subsidiaries (including the Property Partnerships and the Operating Partnership), giving effect to the consummation of the Consolidation Transactions. To recognize the significant changes in the business and operations of GREAT resulting from the Consolidation Transactions, concurrently with the consummation of the Consolidation Transactions, GREAT will change its name to "Grove Property Trust."

    In summary, the Consolidation Transactions:

    (A) will result in the consolidation of the holdings and/or control of GREAT, each of the Property Partnerships and certain assets and liabilities of the Management Company, thereby transforming the Company into a diversified, fully-integrated, self-managed real estate investment trust that owns and operates a diverse portfolio of properties, and

    (B) will include, without limitation,

        (i) the formation by GREAT of the Operating Partnership (which will be controlled by Grove Property Trust ("GROVE PROPERTY") as its sole general partner), to serve as the operating partnership of Grove Property;

        (ii) an exchange offer by the Operating Partnership (the "EXCHANGE OFFER") for the tender by the Limited Partners of any or all of the limited partnership interests of each Property Partnership in exchange for limited partnership units in the Operating Partnership ("COMMON UNITS", which Common Units are redeemable, commencing one year after their issuance, for cash (based on the fair market value of an equivalent number of Common Shares at the time of such redemption) or, at the Company's option, it may exchange Common Units for Common Shares on a one-for-one basis, subject to certain antidilution adjustments and exceptions), and, in certain circumstances, cash, and involving the liquidation of certain Property Partnerships;

        (iii) the declaration and issuance by GREAT, immediately prior to the consummation of the Consolidation Transactions, of a stock dividend aggregating 26,250 Common Shares and the concurrent effectuation by GREAT of a 1.125 to 1.0 stock split, thereby issuing on a pro rata basis, a total of 95,130 Common Shares (the "STOCK SPLIT") to the holders of the currently issued and outstanding 525,000 Common Shares. GREAT will not issue fractional shares in connection with the Stock Split, but rather will pay cash in lieu of fractional shares.

        (iv) the private placement of equity securities (the "NEW EQUITY INVESTMENT"), pursuant to which GREAT and the Operating Partnership will sell to one or more investors (the "NEW EQUITY INVESTORS") Common Shares and Common Units totaling, in the aggregate 3,333,333 Common Shares (giving effect to the exchange of all Common Units for Common Shares), for total gross proceeds to the Company of $30.0 million;

        (v) the contribution by GREAT to the Operating Partnership of (a) GREAT's four properties (the "GREAT PROPERTIES") and related assets in exchange for 620,130 Common Units and (b) the gross proceeds of the New Equity Investment received by GREAT, in exchange for a number of Common Units equal to the number of Common Shares issued by GREAT in the New Equity Investment;

        (vi) the contribution by the Grove Companies of certain assets and liabilities of the Management Company arising from or used in connection with property management related services and the Grove Companies' general and limited partnership interests in each Property Partnership to the Operating Partnership, in exchange for an aggregate of 934,654 Common Units to be issued to the Grove Companies;

        (vii) the Company entering into new credit facilities (together, the "CREDIT FACILITY") consisting of (a) a three-year secured revolving acquisition and working capital facility of up to $25.0 million and (b) an approximately $15.1 million ten-year term mortgage loan; and

        (viii) the use by the Operating Partnership of a portion of the net proceeds of the New Equity Investment and borrowings under the Credit Facility to refinance the outstanding mortgage indebtedness of certain of the Property Partnerships and to acquire certain minority interests in certain of the Property Partnerships.

    As a result of the Consolidation Transactions, the number of outstanding Common Shares (assuming the exchange of all Common Units issued in the Consolidation Transactions but excluding any Common Shares reserved for issuance pursuant to GREAT's 1996 Share Incentive Plan) could increase from 525,000 Common Shares to approximately 5.8 million Common Shares.

    2. To amend GREAT's Second Amended and Restated Declaration of Trust (the "CHARTER") as follows (collectively, the "CHARTER AMENDMENTS"):

    (A) To amend Section 6.4(b) of the Charter to delete the existing requirement that GREAT receive an independent third party appraisal before purchasing any property the ownership of which is controlled by the executive officers of GREAT or their affiliates;

    (B) To change the name of GREAT to "Grove Property Trust"; and

    (C) To amend the "Excess Shares" provisions of the Charter to minimize the risk that Grove Property could fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain executive officers of the Company and their affiliates.

    3. To adopt GREAT's 1996 Share Incentive Plan to (i) make available up to 900,000 Common Shares for grants of stock options and other incentive awards and
(ii) permit performance-based awards to key employees of the Company payable in Common Shares, as incentive compensation upon the achievement by the Company of enumerated goals.

    Only the holders of the Common Shares at the close of business on , 1997 are entitled to notice of and to vote at the Special Meeting.

                            ------------------------

    IN DETERMINING WHETHER TO APPROVE THE CONSOLIDATION TRANSACTIONS, THE CHARTER AMENDMENTS AND THE 1996 SHARE INCENTIVE PLAN DESCRIBED HEREIN, SHAREHOLDERS SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

                           FORWARD LOOKING STATEMENTS

    THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF CERTAIN UNCERTAINTIES SET FORTH BELOW AND ELSEWHERE IN THIS PROXY STATEMENT.

    THE FORWARD LOOKING STATEMENTS INCLUDED IN THIS PROXY STATEMENT CONCERNING, AMONG OTHER THINGS, FUTURE RESULTS OF OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, SOURCES OF GROWTH, ECONOMIC CONDITIONS AND TRENDS AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS ARE PROJECTIONS AND ARE NECESSARILY SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. ACTUAL OUTCOMES ARE DEPENDENT UPON THE COMPANY'S SUCCESSFUL PERFORMANCE OF INTERNAL PLANS, ECONOMIC CONDITIONS IN THE SUBMARKETS IN WHICH THE COMPANY'S PROPERTIES ARE LOCATED SUCH AS OVERSUPPLY OF RESIDENTIAL MULTI-FAMILY HOUSING OR A REDUCTION IN THE DEMAND FOR SUCH HOUSING, THE AVAILABILITY OF ACQUISITION FINANCING, COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS AND THE SUCCESSFUL MANAGEMENT OF OTHER ECONOMIC, LEGAL, FINANCIAL AND GOVERNMENTAL RISKS AND UNCERTAINTIES.

                            ------------------------

            The date of this Proxy Statement is             , 1997.

                               TABLE OF CONTENTS

SUMMARY..............................................................................      1
  The Special Meeting................................................................      1
    General..........................................................................      1
    Vote by Proxy....................................................................      3
    Voting of Shares; Quorum; Appraisal Rights.......................................      3
    Reasons for Soliciting Shareholder Approval......................................      3
    Votes Required...................................................................      4
  The Consolidation Transactions (Proposal 1)........................................      4
    Reasons for the Consolidation Transactions; Recommendation of the Board..........      4
      Consolidation..................................................................      4
      Risk Diversification...........................................................      4
      Deleveraging...................................................................      5
      Access to Capital..............................................................      5
      Investor Interest..............................................................      5
    Potential Adverse Effects of the Consolidation Transactions; Risk Factors........      5
      Conflicts of Interest Could Result in Executive Officer Decisions That Do Not
       Necessarily Represent the Best Interests Of Shareholders......................      5
      Reduced Distributions to Shareholders..........................................      6
      Purchase of Properties May Exceed Properties' Fair Market Value................      6
      Limitation on Control of Partially Owned Properties............................      6
      Dependence on Limited Geographical Area........................................      6
      Expansion of the Company Into New Geographic Markets...........................      6
      Real Estate Financing Risks....................................................      6
      Dependence on Key Personnel; Limited Experience................................      6
      Risk of Equity Real Estate Investments; Adverse Impact On Ability to Make
       Distributions; Effect on Value of Properties..................................      6
      Return of Capital..............................................................      7
      Adverse Tax Consequences of Failure of GREAT to Qualify as a REIT; Adverse Tax
       Consequences of Failure of Operating Partnership to Qualify as Partnership....      7
      Inability to Make Required Distributions to Shareholders Could Affect REIT
       Status; Potential Requirements to Borrow......................................      7
      Necessity to Maintain Ownership Limits Required to Maintain REIT
       Qualification-- Anti-Takeover Effect; Certain Anti-Takeover Provisions May
       Inhibit a Change in Control of the Company....................................      7
      Change in Investment and Financing Policies Without Shareholder Approval.......      7
      Possible Environmental Liabilities.............................................      7
      Possible Adverse Effects on Common Share Price Arising From Shares Available
       for Current and Future Sales..................................................      7
      Possible Adverse Effects on Common Share Pricing from Possible Common Share
       Repurchases...................................................................      7
      Uninsured Loss.................................................................      7
      Regulation.....................................................................      7
      Adverse Consequences of Election to Revoke REIT Election by the Company........      7

    Parties to the Consolidation Transactions........................................      8
      GREAT..........................................................................      8
      The Grove Companies............................................................      8
      The Operating Partnership......................................................      9
      The Management Company.........................................................      9
      The Property Partnerships......................................................      9
    Terms of the Consolidation Transactions..........................................     10
      General........................................................................     10
      Formation of the Operating Partnership.........................................     10
      The Exchange Offer.............................................................     10
      Stock Split....................................................................     10
      New Equity Investment..........................................................     10
      The Consolidation..............................................................     11
      The Charter Amendments.........................................................     12
      The 1996 Plan..................................................................     12
      The Refinancing................................................................     12
      Conditions to Consummation of the Consolidation Transactions...................     12
    Structure of the Company.........................................................     13
      After the Consolidation Transactions...........................................     14
    The Properties...................................................................     15
    The Company......................................................................     16
    Benefits to Related Parties; Conflicts of Interest; Interests of Certain
     Persons.........................................................................     17
  The Charter Amendments (Proposal 2)................................................     20
    Proposal to Delete the Third Party Appraisal Requirement.........................     20
    Proposal to Change the Name of GREAT.............................................     20
    Proposal to Amend the Excess Shares Provisions...................................     20
  The 1996 Plan (Proposal 3).........................................................     20
  Sources and Uses of Funds..........................................................     21
  Capitalization Table...............................................................     22
  Summary Selected Financial and Operating Data......................................     23
THE SPECIAL MEETING..................................................................     26
  Outstanding Shares and Voting Rights...............................................     26
    Record Date......................................................................     26
    Quorum...........................................................................     26
    Voting Rights....................................................................     26
    No Appraisal Rights..............................................................     26
    Reasons for Seeking Shareholder Approval.........................................     26
  Vote Required......................................................................     27
    Vote Required to Approve the Consolidation Transactions (Proposal 1).............     27
    Vote Required to Approve the Charter Amendments (Proposal 2).....................     27
    Vote Required to Approve the 1996 Plan (Proposal 3)..............................     27
  Proxies............................................................................     27
APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)..............................     29
  Information About GREAT............................................................     29

  Information About the Grove Companies..............................................     29
  Information About the Operating Partnership........................................     30
  Information About the Management Company...........................................     31
  Information About the Property Partnerships........................................     31
  Reasons for the Consolidation Transactions; Recommendation of the Board............     32
      Consolidation..................................................................     32
      Risk Diversification...........................................................     32
      Deleveraging...................................................................     32
      Access to Capital..............................................................     32
      Investor Interest..............................................................     32
  Potential Adverse Effects of the Consolidation Transactions; Risk Factors..........     33
    Conflicts of Interest Could Result in Executive Officer Decisions that Do Not
     Necessarily Represent the Best Interests of Shareholders........................     33
    Risks of Equity Real Estate Investments; Adverse Impact on Ability to Make
     Distributions; Effect on Value of Properties....................................     33
    Purchase Price of Properties May Exceed Properties' Fair Market Value............     35
    Limitation on Control of Partially Owned Properties..............................     36
    Dependence on Limited Geographic Area............................................     36
    Expansion of the Company Into New Geographic Markets.............................     36
    Real Estate Financing Risks......................................................     37
    Dependence on Key Personnel; Limited Experience of Management....................     38
    Return of Capital................................................................     39
    Adverse Tax Consequences of Failure to Qualify as a REIT.........................     39
    Adverse Tax Consequences of Failure to Qualify as Partnerships...................     39
    Inability to Make Required Distributions to Shareholders Could Affect REIT
     Status; Potential Requirements to Borrow........................................     40
    Necessity to Maintain Ownership Limit Required to Maintain REIT Qualification;
     Anti-Takeover Effect............................................................     40
    Certain Anti-Takeover Provisions May Inhibit a Change in Control of the
     Company.........................................................................     41
    Possible Environmental Liabilities...............................................     42
    Possible Adverse Effects on Common Share Price Arising from Shares Available for
     Current and Future Sale.........................................................     43
    Changes In Investment and Financing Policies Without Shareholder Approval........     44
    Uninsured Loss...................................................................     45
    Adverse Effect on Trading Market for Common Shares; Reduction in Public Float....     45
    Adverse Consequences of Election to Revoke REIT Election by the Company..........     46
  Terms of the Consolidation Transactions............................................     47
    Formation of the Operating Partnership...........................................     47
    The Exchange Offer...............................................................     47
      General........................................................................     47
      Property Partnership Amendments................................................     47
    New Equity Investment............................................................     48
    The Consolidation................................................................     48
    The Charter Amendments...........................................................     50

      Proposal to Delete the Third Party Appraisal Requirement.......................     50
      Proposal to Change the Name of GREAT...........................................     50
      Proposal to Amend the Excess Shares Provisions.................................     50
    The Refinancing..................................................................     50
      Refinancing....................................................................     50
      Revolving Credit Facility......................................................     51
      Long-Term Facility.............................................................     51
      Interest Rate Protection.......................................................     52
      Current Indebtedness...........................................................     53
      Anticipated Pro Forma Indebtedness.............................................     55
    Stock Split......................................................................     56
    Conditions to Consummation of the Consolidation Transactions.....................     56
      Stock Split....................................................................     57
      Property Partnership Amendments................................................     57
      New Equity Investment..........................................................     57
      Shareholder Approval...........................................................     57
      Third Party Consents...........................................................     57
      Refinancing....................................................................     57
  The Properties.....................................................................     57
    Description of the Properties....................................................     58
    Ownership of the Properties......................................................     62
    Acquisition of the Properties....................................................     62
    Valuation of the Properties and Other Assets; Allocation of Common Units.........     63
      Allocation of Common Units.....................................................     63
      Operating Partnership Valuation................................................     63
      Property Partnerships Valuation................................................     63
      GREAT Properties Valuation.....................................................     65
      Management Company Valuation...................................................     65
  Benefits to Related Parties; Conflicts of Interest; Interests of Certain Persons...     66
    Benefits to Related Parties......................................................     66
    Conflicts of Interest............................................................     67
PROPOSAL TO AMEND THE CHARTER (Proposal 2)...........................................     68
  General............................................................................     68
  Description of the Charter Amendments..............................................     68
    General..........................................................................     68
    Description of Proposed Amendment to Delete the Third Party Appraisal
     Requirement.....................................................................     68
    Description of Proposed Amendment to Change the Name of GREAT....................     68
    Description of Proposed Amendment to the Excess Shares Provisions................     68
  Reasons for the Charter Amendment..................................................     70
    Reasons for Proposed Amendment to Delete the Third Party Appraisal Requirement...     70
    Reasons for Proposed Amendment to Change the Name Of GREAT.......................     71
    Reasons for Proposed Amendment to the "Excess Shares" Provisions.................     71
  Vote Required......................................................................     71
PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN......................................     72

  General............................................................................     72
  Awards Granted to Employees........................................................     72
    Options..........................................................................     72
    SARs.............................................................................     73
    Restricted Stock Awards..........................................................     73
    Other Share-Based Awards.........................................................     74
    Performance-Based Awards.........................................................     74
  Options Granted to Non-Employee Trust Managers.....................................     75
  1996 Share Incentive Plan; New Benefits Table......................................     76
  Administration; Change of Control..................................................     77
  Amendment and Termination..........................................................     78
  Authorized Shares; Other Provisions; Non-Exclusivity...............................     78
  Federal Income Tax Consequences....................................................     79
  Vote Required......................................................................     81
THE COMPANY..........................................................................     82
  General............................................................................     82
  Business Objectives and Operating Strategies.......................................     82
  Acquisition Strategy...............................................................     83
    General..........................................................................     83
    Redevelopment....................................................................     84
    Future Acquisitions..............................................................     84
  Markets............................................................................     84
    General..........................................................................     84
    Multi-Family Market..............................................................     86
    Rental Rates and Occupancy.......................................................     87
  Competition........................................................................     87
  Property Management Services.......................................................     87
    General..........................................................................     87
    Property Management Services.....................................................     88
    Accounting Services..............................................................     88
    Property Marketing...............................................................     88
    Construction Services............................................................     89
  Distribution Policy................................................................     89
  Selected Financial and Operating Data..............................................     92
  Management's Discussion and Analysis of Financial Results and Results of
    Operations.......................................................................     94
  Overview...........................................................................     94
  Historical Results of Operations...................................................     94
    Results of Operations for the Management Company and the Property Partnerships
     for the nine months ended September 30, 1996 compared to the nine months ended
     September 30, 1995..............................................................     94
    Results of Operations for the Management Company and the Property Partnerships
     for one year ended December 31, 1995, compared to the year ended December 31,
     1994............................................................................     96
    Results of Operations of GREAT for the nine months ended September 30, 1996,
     compared to the nine months ended September 30, 1995............................     97

    Results of Operations for GREAT for the year ended December 31, 1995, compared to the combined pro forma Results of Operations of GREAT for the year ended
     December 31, 1994...............................................................     98
  Liquidity and Capital Resources....................................................     98
    The Management Company and the Property Partnerships.............................     99
    GREAT............................................................................     100
  Capital Expenditures...............................................................     101
    The Mangement Company and Property Partnerships..................................     101
    GREAT............................................................................     101
  Inflation..........................................................................     101
  Funds from Operations..............................................................     101
    The Management Company and the Property Partnerships.............................     102
    GREAT............................................................................     102
  Policies With Respect to Certain Activities........................................     102
    General..........................................................................     102
    Investment Objectives and Policies...............................................     102
    Dispositions.....................................................................     103
    Financing Policies...............................................................     103
    Other Policies...................................................................     103
  Regulation.........................................................................     104
    General..........................................................................     104
    Americans with Disabilities Act..................................................     104
    Fair Housing Amendments Act of 1988..............................................     104
    Rent Control Legislation.........................................................     105
  Environmental Matters..............................................................     105
  Insurance..........................................................................     106
  Legal Proceedings..................................................................     106
MANAGEMENT...........................................................................     107
  Trust Managers and Executive Officers..............................................     107
  Committees of Trust Managers.......................................................     110
  Compensation of Trust Managers.....................................................     110
  Non-Competition Agreements.........................................................     111
DESCRIPTION OF CAPITAL STOCK.........................................................     111
  Common Shares in General...........................................................     111
  Indemnification and Potential for Shareholder Liability............................     112
  Rights with Respect to Dividends and in the Event of Liquidation
  Voting Rights......................................................................     112
  Other Rights.......................................................................     112
  Shareholder Approval Requirements..................................................     112
  Preferred Shares in General........................................................     112
  Classification or Reclassification of Common Shares or Preferred Shares............     113
  Restrictions on Transfer...........................................................     113
  Reports............................................................................     115

MARKET FOR COMPANY'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS...................     115
CERTAIN PROVISIONS OF MARYLAND LAW AND OF GREAT'S DECLARATION OF TRUST AND BYLAWS....     116
  Board of Trust Managers............................................................     116
  Removal of Trust Managers..........................................................     117
  Business Combinations..............................................................     117
  Control Share Acquisitions.........................................................     117
  Amendment of the Declaration of Trust..............................................     118
  Dissolution........................................................................     118
  Advance Notice of Trust Manager Nominations and New Business.......................     118
  Maryland Asset Requirements........................................................     119
THE OP PARTNERSHIP AGREEMENT.........................................................     119
  Management.........................................................................     119
  Indemnification....................................................................     119
  Transferability of Interests.......................................................     119
  Additional Funds...................................................................     120
  Issuance of Additional Common Units................................................     121
  Distributions......................................................................     121
  Limited Partner Redemption/Exchange Rights.........................................     121
  Registration Rights................................................................     121
  Tax Matters........................................................................     121
  Operations.........................................................................     122
  Duties and Conflicts...............................................................     122
  Representations and Warranties.....................................................     122
  Term...............................................................................     122
SHARES AVAILABLE FOR FUTURE SALE.....................................................     122
  General............................................................................     122
  Registration Rights................................................................     124
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.......................     125
  Beneficial Ownership Tables........................................................     126

EXECUTIVE COMPENSATION
  Summary Compensation Table.........................................................     127
  Individual Option/SAR Grants in Last Fiscal Years..................................     128
  Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR
    Values...........................................................................     128
  Compensation of Trust Managers.....................................................     129
  Employment Agreements; Non-Competition Agreements..................................     129
  Limitation of Liability and Indemnification........................................     130
  Executive Bonus Incentive Plan.....................................................     130
  1994 Share Option Plan.............................................................     131
  1996 Share Incentive Plan..........................................................     132
  Deferred Stock Grants..............................................................     132
  401(k) Plan........................................................................     132
FEDERAL INCOME TAX CONSIDERATIONS....................................................     133
  Taxation of the Company............................................................     133
    General..........................................................................     133
    Requirements for Qualification...................................................     134
    Ownership of Partnership Interest................................................     135
    Income Tests.....................................................................     135
    Asset Tests......................................................................     137
    Annual Distribution Requirements.................................................     137
  Failure to Qualify.................................................................     138
  Taxation of Taxable U.S. Shareholder Generally.....................................     138
  Backup Withholding.................................................................     139
  Taxation of Tax-Exempt Shareholders................................................     140
  Taxation of Non-U.S. Shareholders..................................................     140
    Distributions....................................................................     141
    Sale of Common Shares............................................................     142
    Backup Withholding Tax and Information Reporting.................................     142
    New Proposed Regulations.........................................................     143
  Tax Aspects of the Operating Partnership...........................................     143
    General..........................................................................     143
    Entity Classification............................................................     143
    Partnership Allocations..........................................................     144
    Tax Allocations with Respect to the Properties...................................     144
    Basis in Operating Partnership Interest..........................................     145
  Other Tax Consequences.............................................................     145
ERISA CONSIDERATIONS.................................................................     146
  Plan Assets -- In General..........................................................     146
  Application of the Regulation to GREAT.............................................     146
  Application of the Regulation to the Operating Partnership.........................     148
CERTAIN RELATIONSHIPS AND TRANSACTIONS...............................................     149
  Transactions With Executive Officers...............................................     149
    Receipt of Common Units by Executive Officers....................................     149

    Employment Agreements............................................................     149
    Purchase of Cambridge Estates Apartments.........................................     150
    Purchase of Burgundy Studio Apartments...........................................     150
  NAVAB Associates Loans.............................................................     150
    Loans by NAVAB Associates........................................................     150
    Loans to NAVAB Associates........................................................     150
  Guarantees by Damon and Brian Navarro..............................................     150
  Loans from the General Partners and Affiliates of the General Partners.............     150
  Transactions With the Grove Companies..............................................     150
    Certain Fees and Payments........................................................     150
    National Realty..................................................................     151
    Management Services..............................................................     152
    The Contribution Agreement.......................................................     152
  Grove Coastal Associates, L.P......................................................     153
GLOSSARY.............................................................................     154
AVAILABLE INFORMATION................................................................     160
INCORPORATION BY REFERENCE...........................................................     160
SHAREHOLDER PROPOSALS................................................................     160
APPENDIX I--Charter Amendments
APPENDIX II--The 1996 Plan

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. THE SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS SET FORTH ELSEWHERE IN THIS PROXY STATEMENT AND THE APPENDICES AND FINANCIAL STATEMENTS INCLUDED HEREIN OR ATTACHED HERETO AND INCORPORATED BY REFERENCE HEREIN. SHAREHOLDERS ARE URGED TO READ THIS PROXY STATEMENT IN ITS ENTIRETY. UNLESS OTHERWISE INDICATED, THE INFORMATION CONTAINED IN THIS PROXY STATEMENT ASSUMES (I) THE MINIMUM PERCENTAGE CONDITION IS SATISFIED AS TO EACH PROPERTY PARTNERSHIP AND THE PROPERTY PARTNERSHIP AMENDMENTS ARE APPROVED BY THE REQUISITE VOTE OF THE LIMITED PARTNERS OF EACH PROPERTY PARTNERSHIP, (II) THE COMPLETION OF THE TRANSACTIONS RESULTING IN THE CONSOLIDATION, INCLUDING THE NEW EQUITY INVESTMENT AND THE REFINANCING, (III) THE COMMON UNITS OF GROVE OPERATING, L.P. ISSUED IN CONNECTION WITH THE CONSOLIDATION TRANSACTIONS ARE NOT REDEEMED OR EXCHANGED FOR COMMON SHARES, (IV) GREAT ISSUES 3,333,333 COMMON SHARES PURSUANT TO THE NEW EQUITY INVESTMENT, AT A PRICE OF $9.00 PER COMMON SHARE RESULTING IN GROSS PROCEEDS TO GREAT OF $30.0 MILLION AND (VI) THE SHAREHOLDERS OF GREAT APPROVE THE CONSOLIDATION TRANSACTIONS, THE CHARTER AMENDMENTS AND THE 1996 SHARE INCENTIVE PLAN (EACH AS DEFINED AND DESCRIBED IN MORE DETAIL IN THIS PROXY STATEMENT). UNLESS THE CONTEXT OTHERWISE REQUIRES, ALL REFERENCES IN THIS PROXY STATEMENT TO (I) THE "COMPANY" OR "GROVE PROPERTY" MEANS, ON A CONSOLIDATED BASIS, GROVE PROPERTY TRUST AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE OPERATING PARTNERSHIP AND THE PROPERTY PARTNERSHIPS), GIVING EFFECT TO THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS, (II) "OPERATING PARTNERSHIP" MEANS GROVE OPERATING, L.P., THROUGH WHICH THE COMPANY WILL CONDUCT ITS BUSINESS FOLLOWING CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS, (III) "GREAT PROPERTIES" MEANS THE FOUR MULTI-FAMILY RESIDENTIAL PROPERTIES CURRENTLY OWNED BY GREAT THAT WILL BE TRANSFERRED, TOGETHER WITH THE OTHER ASSETS OF GREAT (COLLECTIVELY, THE "GREAT ASSETS"), TO THE OPERATING PARTNERSHIP IN CONNECTION WITH THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS, (IV) "PARTNERSHIP PROPERTIES" MEANS THE 19 MULTI-FAMILY RESIDENTIAL PROPERTIES AND ONE NEIGHBORHOOD SHOPPING CENTER CURRENTLY OWNED BY 15 LIMITED PARTNERSHIPS ("PROPERTY PARTNERSHIPS"), THE OWNERSHIP OR CONTROL OF WHICH WILL BE ACQUIRED BY THE COMPANY IN CONNECTION WITH THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS, (V) "GROVE COMPANIES" MEANS THOSE COMPANIES AND INDIVIDUALS (INCLUDING FIVE EXECUTIVE OFFICERS OF GREAT) WHICH ARE AFFILIATED WITH GREAT AND OWN (A) THE MANAGEMENT COMPANY AND (B) GENERAL AND LIMITED PARTNERSHIP INTERESTS IN THE PROPERTY PARTNERSHIPS. CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS SET FORTH IN THE GLOSSARY.

                              THE SPECIAL MEETING

GENERAL

    This Proxy Statement is furnished to the holders (the "SHAREHOLDERS") of the issued and outstanding common shares of beneficial interest, $.01 par value per share (the "COMMON SHARES"), of Grove Real Estate Asset Trust ("GREAT") in connection with the solicitation of proxies on behalf of the Board of Trust Managers (the "BOARD") of GREAT. The proxies will be used at the Special Meeting
to be held on       ,             , 1997, at       local time, at The Hartford
Club, 44-48 Prospect Street, Hartford, Connecticut 06103, and any adjournment(s) or postponement(s) thereof (the "SPECIAL MEETING"). The principal executive offices of GREAT are located at 598 Asylum Avenue, Hartford, Connecticut 06105, telephone (860) 520-4789.

    At the Special Meeting, and at any adjournment(s) or postponement(s) thereof, the Shareholders will be asked to consider and vote upon the consolidation transactions (the "CONSOLIDATION TRANSACTIONS") proposed to be entered into by GREAT, involving GREAT, the Operating Partnership, the Property Partnerships and certain of the limited partners (the "LIMITED PARTNERS") of the Property Partnerships, Grove Property Services Limited Partnership ("GPS" or the "MANAGEMENT COMPANY"), the Grove Companies and the New Equity Investors (as defined herein).

    In summary, the Consolidation Transactions (A) will result in the consolidation of the holdings and/or control of GREAT, each of the Property Partnerships and certain assets and liabilities of the Management Company, transforming the Company from a real estate investment trust (a "REIT") owning four multi-family residential properties (with an aggregate of 257 apartments), managed by an affiliate, into a diversified, fully-integrated self-managed REIT that owns and operates a diverse portfolio of 23 multi-family residential properties with an aggregate of 1,752 apartments and a neighborhood shopping center, (B) will include the change of GREAT's name to "Grove Property Trust", concurrently with Consolidation Transactions, to recognize the significant changes in the business and operations of GREAT as a result of the Consolidation Transactions and (C) will include, without limitation, (i) the formation by GREAT of the Operating Partnership (which will be controlled by Grove Property Trust ("GROVE PROPERTY") as its sole general partner) to serve as the operating partnership of Grove Property, (ii) an exchange offer by the Operating Partnership (the "EXCHANGE OFFER") for the tender of any or all of the limited partnership interests of each Property Partnership (the "PROPERTY PARTNERSHIP UNITS") in exchange for limited partnership units in the Operating Partnership ("COMMON UNITS", which are redeemable commencing one year after their issuance for cash (based on the fair market value of an equivalent number of Common Shares at the time of such redemption) or, at the Company's option, it may exchange Common Units for Common Shares on a one-for-one basis, subject to certain antidilution adjustments and exceptions, and, in certain circumstances, cash, and the liquidation of certain Property Partnerships, (iii) the declaration and issuance by GREAT, immediately prior to the consummation of the Consolidation Transactions, of a stock dividend aggregating 26,250 Common Shares and the concurrent effectuation by GREAT of a 1.125 to 1.0 stock split, thereby issuing on a pro rata basis, a total of 95,130 Common Shares (the "STOCK SPLIT") to the holders of the currently issued and outstanding 525,000 Common Shares. GREAT will not issue fractional shares in connection with the Stock Split, but rather will pay cash in lieu of fractional shares, (iv) the private placement of equity securities (the "NEW EQUITY INVESTMENT"), pursuant to which GREAT and the Operating Partnership will sell to one or more investors (the "NEW EQUITY INVESTORS") Common Shares and Common Units totaling, in the aggregate, 3,333,333 Common Shares (giving effect to the exchange of all Common Units for Common Shares), in exchange for total gross proceeds to the Company of $30.0 million,
(v) the contribution by GREAT to the Operating Partnership of (a) the GREAT Properties and related assets in exchange for partnership interests in the Operating Partnership represented by 620,130 Common Units and (b) the gross proceeds of the New Equity Investment received by GREAT, in exchange for a number of Common Units equal to the number of Common Shares issued by GREAT in the New Equity Investment, (vi) the contribution by the Grove Companies to the Operating Partnership of certain assets and liabilities of the Management Company arising from or used in connection with property management related services and the contribution by the Grove Companies to the Operating Partnership of the Grove Companies' general and limited partnership interests in each Property Partnership, in exchange for an aggregate of 934,654 Common Units,
(vii) the Company entering into new credit facilities (together, the "CREDIT FACILITY") consisting of (a) a three-year secured revolving acquisition and working capital facility of up to $25.0 million and (b) an approximately $15.1 million ten-year term mortgage loan, and (viii) the use by the Operating Partnership of a portion of the net proceeds of the New Equity Investment and borrowings under the Credit Facility to refinance the outstanding mortgage indebtedness of certain of the Property Partnerships and to acquire certain minority interests in certain of the Property Partnerships.

    A vote in favor of the Consolidation Transactions also will constitute a vote in favor of each of the transactions contemplated thereby, as more fully described in this Proxy Statement.

    At the Special Meeting, the Shareholders will also be asked to approve amendments to GREAT's Second Amended and Restated Declaration of Trust (the "CHARTER"), as follows (collectively, the "CHARTER AMENDMENTS"): (i) to amend
Section 6.4(b) of the Charter to delete the existing requirement that GREAT receive an independent third party appraisal before purchasing any property ownership of which is controlled by the executive officers of GREAT or their affiliates; (ii) to change the name of GREAT to "Grove Property Trust"; and
(iii) to amend the "Excess Shares" provisions of the Charter to minimize the risk that Grove Property could fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain executive officers of the Company and their affiliates.

    The text of the Charter Amendments is attached hereto as APPENDIX I.

    At the Special Meeting, the Shareholders will also be asked to approve a proposal to adopt GREAT's 1996 Share Incentive Plan (the "1996 PLAN") to (i) make available up to 900,000 Common Shares for grants of stock options and other incentive awards and (ii) permit performance-based awards to key employees of the Company payable in Common Shares, including certain "DEFERRED STOCK GRANTS", as incentive compensation upon the achievement by the Company of enumerated goals.

    The 1996 Share Incentive Plan is attached hereto as APPENDIX II.

    GREAT's Common Shares are currently listed on the American Stock Exchange, and will remain so listed following the consummation of the Consolidation Transactions. However, the Common Shares issued in connection with the Consolidation Transactions will be subject to certain restrictions on resale. See "MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS," "SHARES AVAILABLE FOR FUTURE SALE--General" and "SHARES AVAILABLE FOR FUTURE SALE--Registration Rights."

    THE BOARD HAS UNANIMOUSLY APPROVED THE CONSOLIDATION TRANSACTIONS, THE CHARTER AMENDMENTS AND THE 1996 PLAN AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF EACH PROPOSAL.

VOTE BY PROXY

    A Proxy Card is enclosed for use at the Special Meeting. The Common Shares represented by all properly executed Proxy Cards will be voted or withheld from voting at the Special Meeting as indicated; PROVIDED, that, if no instruction is given, Common Shares represented by proxy will be voted FOR each of the proposals described herein. As to any other business which may properly come before the Special Meeting, all properly executed Proxy Cards will be voted by the persons named therein in accordance with their best judgment. GREAT does not know of any other business which may come before the Special Meeting. The proxy may be revoked at any time before it is voted by (i) filing prior to the Special Meeting a written notice of revocation bearing a later date with Joseph LaBrosse, Secretary, Grove Real Estate Asset Trust, 598 Asylum Avenue, Hartford, Connecticut 06105, (ii) delivering to GREAT a duly executed Proxy Card bearing a later date, or (iii) attending the Special Meeting and voting in person.

VOTING OF SHARES; QUORUM; APPRAISAL RIGHTS

    Only the holders of the Common Shares at the close of business on
      , 1997 (the "RECORD DATE") are entitled to notice of and to vote at the Special Meeting. Each Common Share is entitled to one vote on all matters. As of the Record Date, 525,000 Common Shares were issued and outstanding. The securities that can be voted at the Special Meeting consist of the 525,000 issued and outstanding Common Shares, with each Common Share entitling its owner to vote on all matters. Shareholders on the Record Date are entitled to vote at the Special Meeting in person or by proxy. The presence, in person or by proxy, at the Special Meeting of Shareholders entitled to cast a majority of all votes entitled to be cast thereat shall constitute a quorum.

    Shareholders are not entitled under Maryland law or pursuant to the Charter to appraisal rights with respect to the Consolidation Transactions.

REASONS FOR SOLICITING SHAREHOLDER APPROVAL

    GREAT is seeking Shareholder approval of the Consolidation Transactions pursuant to certain requirements of the American Stock Exchange, Inc. (the "AMEX") regarding the continued listing of the

Common Shares on the AMEX. Approval of the Consolidation Transactions is not required under Maryland law, the Charter or GREAT's Bylaws (the "BYLAWS"). GREAT is seeking Shareholder approval of the Charter Amendments in accordance with Maryland law and the Charter. GREAT is seeking approval of the 1996 Plan in accordance with certain provisions of the Internal Revenue Code of 1986, as amended, (the "CODE") as well as pursuant to certain requirements of the AMEX regarding the continued listing of the Common Shares on the AMEX.

VOTES REQUIRED

    Pursuant to rules promulgated by the AMEX, the affirmative vote of a majority of the total votes cast by the Shareholders at the Special Meeting is required to approve the Consolidation Transactions (Proposal 1). For this purpose, broker non-votes and abstentions will not be counted. APPROVAL OF THE CONSOLIDATION TRANSACTIONS BY THE REQUISITE VOTE OF THE SHAREHOLDERS IS A CONDITION TO THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS. APPROVAL OF PROPOSAL 1 IS CONDITIONED UPON APPROVAL OF PROPOSALS 2 AND 3.

    Pursuant to the Charter, the affirmative vote of the holders of not less than two-thirds of all outstanding Common Shares is required to approve the Charter Amendments (Proposal 2). For this purpose, broker non-votes and abstentions will have the effect of a vote against the Charter Amendments. APPROVAL OF THE CHARTER AMENDMENTS BY THE REQUISITE VOTE OF THE SHAREHOLDERS IS A CONDITION TO THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS. APPROVAL OF PROPOSAL 2 IS CONDITIONED UPON APPROVAL OF PROPOSALS 1 AND 3.

    Pursuant to Section 162(m) of the Code, the affirmative vote of a majority of the Shareholders is required to approve the 1996 Plan (Proposal 3). Pursuant to rules promulgated by the AMEX, the affirmative vote of a majority of the total votes cast by the Shareholders at the Special Meeting is required to approve the 1996 Plan (Proposal 3). For these purposes, broker non-votes and abstentions will not be counted. APPROVAL OF THE 1996 PLAN IS A CONDITION TO THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS. APPROVAL OF PROPOSAL 3 IS CONDITIONED ON APPROVAL OF PROPOSALS 1 AND 2.

                  THE CONSOLIDATION TRANSACTIONS (PROPOSAL 1)

REASONS FOR THE CONSOLIDATION TRANSACTIONS; RECOMMENDATION OF THE BOARD

    The Board has unanimously approved the Consolidation Transactions and has determined that the Consolidation Transactions are in the best interests of the Company and the Shareholders. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE CONSOLIDATION TRANSACTIONS. In making this recommendation, the Board considered a number of factors, including the following benefits which the Consolidation Transactions will provide to
Shareholders:

        - CONSOLIDATION. The Consolidation Transactions will transform the Company from a REIT owning four multi-family residential properties with an aggregate of 257 apartments, managed by an affiliate, into a full-service, fully integrated, self-advised and self-managed REIT with a portfolio of 23 multi-family residential properties with an aggregate of 1,752 apartments and a neighborhood shopping center, with "in-house" expertise in acquisition, development, construction, leasing, management and other tenant-related services.

        - RISK DIVERSIFICATION. Upon completion of the Consolidation Transactions, the Company will own, directly or indirectly through the Operating Partnership, 100% of the interests in the four GREAT Properties, 100% of the interests in the seven Partnership Properties currently owned by the Liquidating Partnerships (as defined) and a controlling interest in each of the Property Partnerships that own the remaining 13 Partnership Properties, thereby representing an investment in a significantly larger and more diversified portfolio than that of GREAT prior to the consummation of the Consolidation Transactions.

        - DELEVERAGING. Following the consummation of the Consolidation Transactions, the Company's debt service coverage ratio will be approximately 2.3 to 1.0, compared to GREAT's current debt service coverage ratio of 3.0 to 1.0; the Company's debt-to-total market capitalization will be approximately 38.3% compared to GREAT's current debt-to-total market capitalization of 53.6%; and the Company's pro forma FFO and cash available for distribution per share for the pro-forma 12 months ended September 30, 1996 were $0.99 and $0.86 ($1.17 and $1.02 before giving effect to the Stock Split), respectively, compared to GREAT's historical FFO and cash available for distribution per share for that period of $1.17 and $1.02, respectively.

        - ACCESS TO CAPITAL. The Company's structure will, in the judgment of the Company and the Grove Companies, provide the Company with greater access to capital for refinancing and growth. Sources of capital include the securities sold in the New Equity Investment and possible future issuances of debt or equity through public offerings or private placements. The financial strength of the Company should enable it to obtain financing at better rates and on better terms than was otherwise available to GREAT prior to the consummation of the Consolidation Transactions. Additionally, the Company will have the ability to acquire properties for Common Units which could enable a seller of property to the Company to defer its taxable gain, if any.

        - INVESTOR INTEREST. The Company has been advised by its financial advisors, and has confirmed in subsequent conversations with prospective investors, that certain potential investors in REITs currently are seeking long-term capital appreciation and return on investment based upon reinvestment of cash flow in the REIT and internal growth, rather than the quarterly payout of a relatively high percentage of cash flow which has been characteristic of most publicly traded REITs (including GREAT) in the past several years. The Company believes that its decision, announced in November 1996, to reduce its quarterly distribution per Common Share, thereby increasing the amount of cash available to the Company for reinvestment, may increase the interest of institutional and other investors in owning Common Shares. The Company emphasized in its November 1996 announcement that the Company's decision to reduce its quarterly cash distribution to Shareholders was made for the foregoing reasons and not in response to any adverse occurrence with respect to the business or operations of the Company.

POTENTIAL ADVERSE EFFECTS OF THE CONSOLIDATION TRANSACTIONS; RISK FACTORS

    In considering whether to approve the Consolidation Transactions, Shareholders should consider the risks discussed under "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)-- Potential Adverse Effects of the Consolidation Transactions; Risk Factors." Certain of such risks are risks to which the Shareholders' investment in the Common Shares are presently subject, without regard to the consummation of the Consolidation Transactions. Risks which Shareholders should consider include:

    CONFLICTS OF INTEREST COULD RESULT IN EXECUTIVE OFFICER DECISIONS THAT DO NOT NECESSARILY REPRESENT THE BEST INTERESTS OF SHAREHOLDERS. Conflicts of interest, particularly with certain affiliates of the Grove Companies who are executive officers of GREAT ("EXECUTIVE OFFICERS"), in connection with (i) the Consolidation Transactions, (ii) the operation of the Company's on-going businesses, including conflicts associated with tax consequences to the Grove Companies of sales or refinancings of any of the Partnership Properties, which may influence the Company's decision to sell or refinance the Partnership Properties or prepay debt secured by certain Properties, and the other business activities of such Executive Officers, (iii) the Company's role as property manager for the Excluded Properties (as defined), (iv) the Company's agreement to use National Realty Services, L.P. ("NATIONAL REALTY"), an entity owned, directly or indirectly, by certain Executive Officers, for all of its real estate brokerage services needs and (v) the enforcement of certain agreements with affiliates of the Company, any one of which could result in decisions that do not fully represent the interests of all Shareholders.

    REDUCED DISTRIBUTIONS TO SHAREHOLDERS. In connection with the Consolidation Transactions, Grove Property will decrease its quarterly distribution from $.92 to $.63 per Common Share ($.74 per Common Share before giving effect to the Stock Split) (or from approximately 87.0% to 73.0% of the Company's cash available for distribution (on a pro forma basis) for the quarter ended September 30, 1996), thereby increasing the cash available to the Company for reinvestment. The decrease in distributions to Shareholders could have an adverse effect on the market price of the Common Shares.

    PURCHASE OF PROPERTIES MAY EXCEED PROPERTIES' FAIR MARKET VALUE. The valuation of the Consolidated Assets was not based on third-party appraisals and there have not been arm's-length negotiations with respect to such values, resulting in the risk that the purchase price of the Grove Companies' assets and/or of the limited partnership interests of the Partnership Properties exceeds the fair market value thereof.

    LIMITATION ON CONTROL OF PARTIALLY OWNED PROPERTIES. The Company will own partial interests in 13 of the Partnership Properties. As a general partner in a Property Partnership, the Company may have certain fiduciary duties to its other partners therein which it will need to consider when making decisions that affect the Property owned by that Property Partnership. Additionally, the interests of outside partners in the Property Partnerships ("OUTSIDE PARTNERS") who elect not to tender their Property Partnership Units in the Exchange Offer, but rather elect to remain as limited partners in the Property Partnerships, may not be aligned with those of the Company, potentially resulting in (i) the necessity to provide financial or other inducement to obtain such Outside Partners' consent to certain transactions to which such consent is required and/or (ii) failure to obtain the requisite vote to effect a transaction the Company believes would be in the best interests of the Shareholders.

    DEPENDENCE ON LIMITED GEOGRAPHIC AREA. Geographic concentration of a majority of the Properties in a single state--Connecticut--and all of the Properties in the Southern New England region, creating a dependence on demand for housing in that market and increasing the risk that the Company will be materially adversely affected by general economic conditions in a limited market.

    EXPANSION OF THE COMPANY INTO NEW GEOGRAPHIC MARKETS. Possibility that the Company may, in the future, acquire properties in geographic markets in which the Company has little or no prior experience in real estate acquisition or management, or familiarity with prevailing economic and other conditions, and the accompanying risk that the operations and financial results of the Company may be adversely affected if the Company is unable to purchase such properties at attractive purchase prices and/or to effectively manage such properties.

    REAL ESTATE FINANCING RISKS. Risks associated with borrowing, such as the possibility that the Company will not have sufficient funds available to make balloon or other payments of principal on debt associated with certain Properties, including the Credit Facility, which could result in the loss of one or more of the Properties in the event of a foreclosure upon default and the possibility that such indebtedness might be refinanced at higher interest rates, all of which could adversely affect Grove Property's ability to make expected distributions to Shareholders and its ability to qualify as a REIT.

    DEPENDENCE ON KEY PERSONNEL; LIMITED EXPERIENCE. Dependence of the Company on the services of the Executive Officers, which could adversely affect the operations of the Company in the event of loss of services of any of such officers, and the relative lack of experience in REIT management and operation of a public company of such officers, each of which could adversely affect the operations and financial results of the Company.

    RISK OF EQUITY REAL ESTATE INVESTMENTS; ADVERSE IMPACT ON ABILITY TO MAKE DISTRIBUTIONS; EFFECT ON VALUE OF PROPERTIES. Real estate investment considerations, such as the ability of tenants to make rent payments, the ability of a Property to generate revenues sufficient to meet operating expenses and the illiquidity of real estate investments, all of which may affect Grove Property's ability to make expected distributions to Shareholders and could adversely affect the value of the Properties.

    RETURN OF CAPITAL. The percentage of distributions by Grove Property that represents a return of capital to Shareholders, and therefore may not be subject to federal income tax, may vary significantly from year to year.

    ADVERSE TAX CONSEQUENCES OF FAILURE OF GREAT TO QUALIFY AS A REIT; ADVERSE TAX CONSEQUENCES OF FAILURE OF THE OPERATING PARTNERSHIP TO QUALIFY AS A PARTNERSHIP. Taxation of Grove Property as a corporation if it fails to qualify as a REIT for federal income tax purposes, taxation of the Operating Partnership as a corporation if it fails to qualify as a partnership for federal income tax purposes (and the resulting failure of the Company to qualify as a REIT), the Company's liability for certain federal, state and local income taxes in any such event, and the resulting decrease in cash available for distribution.

    INABILITY TO MAKE REQUIRED DISTRIBUTIONS TO SHAREHOLDERS COULD AFFECT REIT STATUS; POTENTIAL REQUIREMENTS TO BORROW. (i) Failure of Grove Property to be able to distribute, on an annual basis, at least 95% of its REIT taxable income to the Shareholders (as required under the Code), the resulting failure of the Company to qualify as a REIT and the adverse tax consequences and resulting decrease in cash available for distribution related thereto, or (ii) the need for the Company to borrow funds (on potentially unfavorable terms) in order to meet such distribution requirements and continue to qualify as a REIT, and the resulting decrease in cash available for distribution due to such increased debt service requirements.

    NECESSITY TO MAINTAIN OWNERSHIP LIMIT REQUIRED TO MAINTAIN REIT QUALIFICATION--ANTI-TAKEOVER EFFECT; CERTAIN ANTI-TAKEOVER PROVISIONS MAY INHIBIT A CHANGE IN CONTROL OF THE COMPANY. Potential anti-takeover effect of limiting ownership of Equity Shares to 5.0% of the outstanding Equity Shares and certain other provisions contained in the organizational documents of Grove Property, such as the ability to issue preferred shares of beneficial interest, staggered terms for the Board and the super-majority voting requirements to, among other things, elect or remove trust managers, and certain provisions in the OP Partnership Agreement, any of which may discourage a change in control and limit the opportunity for Shareholders to receive a premium for their Common Shares.

    CHANGE IN INVESTMENT AND FINANCING POLICIES WITHOUT SHAREHOLDER
APPROVAL. Ability of the Board to change the investment, financing, borrowing and other policies of the Company at any time without Shareholder approval, thereby limiting Shareholder control over these decisions.

    POSSIBLE ENVIRONMENTAL LIABILITIES. Potential liability of the Company for unknown or future environmental liabilities.

    POSSIBLE ADVERSE EFFECTS ON COMMON SHARE PRICE ARISING FROM SHARES AVAILABLE FOR CURRENT AND FUTURE SALES. Potential adverse effect that the availability of Common Shares for future sale, including Common Shares to be issued upon exchange of Common Units for Common Shares, may have on the market price of Common Shares and the immediate and substantial dilution in the net tangible book value of the Common Shares or Common Units in connection with the New Equity Investment.

    POSSIBLE ADVERSE EFFECT ON COMMON SHARE PRICE ARISING FROM COMMON SHARE REPURCHASES. Any future repurchases by the Company and/or the Executive Officers of Common Shares may reduce the number of Common Shares available for sale in the public trading market, thereby reducing the liquidity of an investment in the Common Shares.

    UNINSURED LOSS. Potential losses in the event of casualty or other liability that is not insured, insurable or economically insurable.

    REGULATION. Cost of compliance with the Americans with Disabilities Act of 1990 and similar regulatory legislation.

    ADVERSE CONSEQUENCES OF ELECTION TO REVOKE REIT ELECTION BY THE
COMPANY. Ability of the Board to elect, at any time without Shareholder approval, to revoke the Company's election to be treated as a REIT for federal income tax purposes and the adverse tax consequences and resulting decrease in cash available for distribution related thereto.

    Additionally, when considering whether to vote to approve the Consolidation Transactions, a Plan Fiduciary (as defined) must give appropriate consideration, in consultation with its advisers, to the effect on the Plan (as defined) if the assets of Grove Property or the Operating Partnership were to be treated as "plan assets". See "ERISA CONSIDERATIONS" for a discussion of certain of these considerations.

PARTIES TO THE CONSOLIDATION TRANSACTIONS

    GREAT. GREAT is a self-administered REIT formed in 1994 pursuant to the Maryland Real Estate Investment Trust Act (as amended, the "MARYLAND REIT ACT") to continue the multi-family property acquisition, management and marketing operations and related business objectives and strategies of Grove Investment Group, Inc. ("GROVE"). GREAT first elected to qualify as a REIT for federal income tax purposes commencing with the taxable period ending December 31, 1994. Upon completion of an initial public offering of Common Shares in 1994 (the "IPO"), GREAT purchased three Properties from affiliates of the Grove Companies. In January 1996, GREAT acquired its fourth property from an affiliate of the Grove Companies. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)-- Information About GREAT."

    THE GROVE COMPANIES. Grove was formed in 1980 as a Southern New England real estate company based in Hartford, Connecticut. Damon and Brian Navarro, co-founders of the Company, began business operations by buying and managing small, multi-family properties with limited partners as equity investors.

    As used herein, the term "Grove Companies" means Grove and its affiliates (including certain companies and individuals) that own interests (directly or indirectly) in the Management Company or any Property Partnership and certain of the limited partnerships that own the Excluded Properties (as defined). The Grove Companies include, without limitation, Brian, Damon and Edmund Navarro, Joseph LaBrosse (collectively, the "MANAGEMENT OWNERS") and Gerald McNamara, each an Executive Officer and, in the case of Damon Navarro and Mr. LaBrosse, a trust manager of GREAT (a "TRUST MANAGER"), and Ronald and George Abdow.

    From its formation, GREAT's Executive Officers have been shared with the Grove Companies. Pursuant to management and administrative services agreements, the Grove Companies (principally through the Management Company) have provided all accounting, management and marketing and brokerage services required by GREAT. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1) --Information About the Grove Companies," "--Information About the Management Company" and "THE COMPANY--Property Management Services."

    At September 30, 1996, the Grove Companies owned general and limited partnership interests in 42 limited partnerships, including the Property Partnerships (which own the Partnership Properties), and 15 other limited partnerships which own 14 multi-family residential projects with an aggregate of approximately 1,600 apartments and approximately 125,000 square feet of commercial and mixed-use property in Connecticut, Massachusetts and Rhode Island (collectively, the "EXCLUDED PROPERTIES"). The limited partnerships that own the Excluded Properties are not included in the Consolidation Transactions because the Board has determined that the type (E.G., commercial properties), geographic characteristics, cash flow, stage of redevelopment efforts, or capital structure of the Excluded Properties either are inconsistent with the Company's investment objectives or could affect the Company's ability to qualify as a REIT. The Company may, however, seek to acquire one or more of the Excluded Properties from time to time following the consummation of the Consolidation Transactions when and if conditions are favorable to do so. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Information About the Grove Companies" and "--Benefits to Related Parties; Conflicts of Interest; Interests of Certain Persons." The remaining limited partnerships (other than the Property Partnerships and the partnerships that own the Excluded Properties) in which the Grove Companies own general and limited partnership interests do not own properties, but rather are limited purpose partnerships formed by the Grove Companies for various other purposes.

    THE OPERATING PARTNERSHIP. The Operating Partnership is a newly formed limited partnership organized in Delaware. GREAT is the sole general partner of the Operating Partnership. The Operating Partnership was formed to act as the operating partnership of the Company and the vehicle for the consolidation of ownership and/or control of the operations and assets of GREAT, the Property Partnerships and certain assets and liabilities of the Management Company. The Operating Partnership will be governed by the provisions of the Operating Partnership Agreement (the "OP PARTNERSHIP AGREEMENT"). See "THE OP PARTNERSHIP AGREEMENT." The principal executive offices of the Operating Partnership are located at 598 Asylum Avenue, Hartford, Connecticut 06105, telephone (860) 520-4789.

    THE MANAGEMENT COMPANY. The Management Company is a Connecticut limited partnership which is owned entirely, directly or indirectly, by the Management Owners. Since the formation of GREAT, the Management Company has provided certain services to GREAT in connection with GREAT's real estate operations, including, without limitation, accounting, marketing, brokerage and management services. See "THE COMPANY--Property Management Services," "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Information About the Grove Companies" and "--Information About the Management Company." The Management Company currently provides similar services to the Property Partnerships and the limited partnerships that own the Excluded Properties. Prior to the completion of the Consolidation Transactions, the Management Company will contribute to National Realty, a newly formed Delaware limited partnership owned by the Management Owners, the assets and liabilities arising from or used in connection with the real estate brokerage services currently performed by the Management Company. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation." In connection with the consummation of the Consolidation Transactions, the Grove Companies will transfer the remaining assets and liabilities of the Management Company (excluding those assets and liabilities previously contributed to National Realty) to the Operating Partnership. Following the consummation of the Consolidation Transactions, the Operating Partnership will provide to the Company and the limited partnerships that own the Excluded Properties the property management services currently provided to such entities by the Management Company, utilizing the assets of the Management Company transferred to it in the Consolidation Transactions. Also, following the consummation of the Consolidation Transactions, National Realty will provide to the Company and the limited partnerships that own the Excluded Properties the real estate brokerage services currently provided by the Management Company. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies-- National Realty" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--Management Services."

    THE PROPERTY PARTNERSHIPS. The "Property Partnerships" (which are identified in the Glossary) were formed by the Grove Companies at various dates from 1986 to 1995 as limited purpose investment entities formed to own the Partnership Property or Properties currently owned by them. The Property Partnerships, collectively, own 19 multi-family residential projects and a neighborhood shopping center (each a "PARTNERSHIP PROPERTY" and, together with the GREAT Properties, the "PROPERTIES"). See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties." The Limited Partners own limited partnership interests in the Property Partnerships. The Grove Companies own general and limited partnership interests in the Property Partnerships totaling from less than 1.0% to 31.0% of the partnership interests in the Property Partnerships. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Information About the Property Partnerships."

    In connection with the Consolidation Transactions, and assuming the Minimum Percentage Condition (as defined) is met with respect to each Property Partnership, (i) seven of the Property Partnerships (the "LIQUIDATING PARTNERSHIPS") will be liquidated and the seven Partnership Properties owned by these Property Partnerships will be distributed to and held directly by the Operating Partnership or a newly-formed partnership wholly-owned by the Company and (ii) the Company will control, directly or indirectly through the Operating Partnership, the remaining Property Partnerships.

TERMS OF THE CONSOLIDATION TRANSACTIONS

    GENERAL. The Consolidation Transactions constitute a series of transactions pursuant to which GREAT will be transformed into a self-administered and self-managed REIT with control over a portfolio of 23 multi-family residential projects and a neighborhood shopping center in the Northeastern United States. The following is a summary description of the steps involved in the Consolidation Transactions:

    FORMATION OF THE OPERATING PARTNERSHIP. In 1996, GREAT caused the formation of the Operating Partnership, to serve as the operating partnership of the Company and the vehicle for the consolidation of ownership and/or control of the operations and assets of GREAT, the Property Partnerships and certain assets and liabilities of the Management Company. For more detailed information regarding the Operating Partnership, see "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Information About the Operating Partnership" and "THE OP PARTNERSHIP AGREEMENT."

    THE EXCHANGE OFFER. Pursuant to the Exchange Offer, the Operating Partnership has offered to purchase from the Limited Partners, on the terms and conditions set forth in the Exchange Offer, any or all outstanding Property Partnership Units of each of the Property Partnerships in exchange for Common Units or, in the case of any tendering Limited Partner which is not an "Accredited Investor" (as that term is defined in Regulation D promulgated under the Securities Act of 1933 (the "SECURITIES ACT") or any applicable state securities laws) and certain other Limited Partners, cash. The number of Common Units to be received by a Limited Partner in the Exchange Offer will be calculated based upon such Limited Partner's relative interest in the applicable Property Partnership as applied to the relative value of the Partnership Property associated therewith, as compared to the value of all of the Properties and the other Consolidated Assets (as defined). See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Exchange Offer" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties --Valuation of the Properties and Other Assets; Allocation of Common Units."

    In connection with the Exchange Offer, Limited Partners which tender their Property Partnership Units in a Property Partnership will also be consenting, with respect to such Property Partnership, to, as applicable, (i) certain amendments to the agreement of limited partnership of that Property Partnership (the "PROPERTY PARTNERSHIP AGREEMENT") or (ii), in the case of the Liquidating Partnerships, an amendment to the Property Partnership Agreement and the subsequent liquidation of that Property Partnership with an "in-kind" distribution of the Partnership Property to the Company (collectively, the "PROPERTY PARTNERSHIP AMENDMENTS"). The purpose of the Property Partnership Amendments is to amend certain provisions of the Property Partnership Agreements which might otherwise restrict the Company's ability to obtain certain of the advantages anticipated to be provided by the Consolidation Transactions, or, in the case of the Liquidating Partnerships, to effect the transfer of the respective Partnership Properties to the Company.

    STOCK SPLIT. Immediately prior to the consummation of the Consolidation Transactions, GREAT will declare and effect the PRO RATA Stock Split of 95,130 Common Shares, in the aggregate, with respect to GREAT's 525,000 currently issued and outstanding Common Shares. The Stock Split is intended, in part, to reduce the immediate impact to current Shareholders of the Company's decision to reduce quarterly distributions by Grove Property from the current level of $.92 per Common Share to $.63 per Common Share ($.74 per Common Share before giving effect to the Stock Split) and, to give effect to the Board's conclusion as to the Consolidation Valuation (as defined) of the GREAT Assets in light of the New Equity Investment purchase price of $9.00 per Common Share. The Company will not issue fractional shares in connection with the Stock Split, but rather will pay cash in lieu of fractional shares.

    NEW EQUITY INVESTMENT. Pursuant to the New Equity Investment, GREAT and the Operating Partnership will sell Common Shares and Common Units totaling, in the aggregate, 3,333,333 Common Shares (giving effect to the exchange of all Common Units for Common Shares). The price will be $9.00 per Common Share or Common Unit, with total gross proceeds to the Company of $30.0 million. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Terms of the Consolidation Transactions--New Equity Investment."

    The Company expects that the Securities Purchase Agreement to be entered into in connection with the New Equity Investment will contain representations and warranties of the Company customary in similar transactions, and that each of the Company's and the New Equity Investor's obligations to effect the closing of the securities sales will be subject to various conditions. The Company expects that it will grant to the New Equity Investors certain registration rights that will enable the New Equity Investors to resell in registered offerings certain Common Shares acquired by them to the public under certain conditions. The Company will not effect any registration of the Common Shares issued pursuant to the New Equity Investment earlier than six months following the consummation of the Consolidation Transactions.

    [INFORMATION CONCERNING THE NEW EQUITY INVESTMENTS, TERMS OF THE SECURITIES PURCHASE AGREEMENT AND ANY RELATED AGREEMENTS TO BE ADDED BY AMENDMENT.]

    THE CONSOLIDATION. In connection with the Consolidation Transactions, pursuant to a Contribution Agreement among GREAT, the Grove Companies and the Operating Partnership (the "CONTRIBUTION AGREEMENT"), substantially all of the assets and operations of GREAT and the Management Company (other than real estate brokerage services), and the Grove Companies' entire interest in the Property Partnerships, will be transferred to, and consolidated in, the Company (the "CONSOLIDATION"). See "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--The Contribution Agreement."

    GREAT will contribute its four multi-family residential projects in Connecticut with an aggregate of 257 apartments (the "GREAT PROPERTIES") and certain related assets (together with the GREAT Properties, the "GREAT ASSETS") to the Operating Partnership in exchange for approximately 620,130 Common Units (I.E., the number of currently issued and outstanding Common Shares plus the number of Common Shares issued in the Stock Split). Additionally, GREAT will contribute to the Operating Partnership the gross proceeds received by GREAT from the New Equity Investment in exchange for a number of additional Common Units equal to the number of Common Shares issued by GREAT in the New Equity Investment. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties--Valuation of the Properties and Other Assets; Allocation of Common Units" and "--Terms of the Consolidation Transactions--The Consolidation."

    The Grove Companies will contribute to National Realty, a newly formed Delaware limited partnership owned by the Management Owners, the assets and liabilities of the Management Company currently used in connection with or arising from the provision of real estate brokerage services. The Grove Companies and the Board believe that the third party business to be conducted by National Realty, and the volatility of its earnings, makes it an inappropriate investment for the Company. Following the consummation of the Consolidation Transactions, National Realty will provide real estate brokerage services to the Company, as well as to other parties, including the limited partnerships which own the Excluded Properties. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Benefits to Related Parties; Conflicts of Interest; Interests of Certain Persons" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies --National Realty."

    Following the contribution of assets to National Realty, the Grove Companies will contribute the remaining assets and liabilities of the Management Company to the Operating Partnership and will contribute to the Operating Partnership all of the Grove Companies' partnership interests (both as a general partner and as a limited partner) in each Property Partnership. In exchange for such contributions, the Grove Companies will receive an aggregate of 934,654 Common Units. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Properties--Valuation of the Properties and Other Assets; Allocation of Common Units."

    THE CHARTER AMENDMENTS. Following the requisite Shareholder approval, GREAT will adopt the Charter Amendments to (i) delete the existing requirement that GREAT receive an independent third party appraisal before purchasing any property, ownership of which is controlled by the executive officers of GREAT or their affiliates, (ii) change the name of GREAT to "Grove Property Trust" and
(iii) amend the "Excess Shares" provisions of the Charter in order to minimize the risk that GREAT could fail the "closely held" test set forth in section 856 of the Code, and thereby fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain Executive Officers and their affiliates. See "PROPOSAL TO AMEND THE CHARTER (Proposal 2)."

    THE 1996 PLAN. Following the requisite Shareholder approval, the 1996 Plan will be effective to (i) make available up to 900,000 Common Shares for grants of stock options and other incentive awards and (ii) permit performance-based awards to key employees of the Company payable in Common Shares, including Deferred Stock Grants, as incentive compensation upon the achievement by the Company of enumerated goals. See "SHARES AVAILABLE FOR FUTURE SALE--General" and "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN (Proposal 3)."

    THE REFINANCING. In connection with the Consolidation Transactions, the Operating Partnership expects to obtain a three-year secured revolving acquisition and working capital facility of up to $25.0 million (the "REVOLVING CREDIT FACILITY") and an approximately $15.1 million ten-year term mortgage loan (the "LONG-TERM FACILITY" and, together with the Revolving Credit Facility, the "CREDIT FACILITY"). See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Terms of the Consolidation Transactions--The Refinancing."

    The Company will use a portion of the proceeds from the New Equity Investment, together with borrowings under the Long-Term Facility and the Revolving Credit Facility, to refinance approximately $39.8 million of mortgage indebtedness of the Property Partnerships (the "REFINANCING"). The total amount of mortgage indebtedness of the Company upon consummation of the Consolidation Transactions will be $32.7 million, assuming the receipt by the Company of gross proceeds of $30.0 million in connection with the New Equity Investment. On a pro forma basis as of September 30, 1996, after giving effect to the Consolidation Transactions, including the application of the proceeds from the New Equity Investment and the borrowings under the Credit Facility and the Refinancing, the aggregate indebtedness of the Company would be approximately $32.7 million, of which $18.5 million is variable rate debt secured, directly or indirectly, by mortgages on 17 of the Properties.

    CONDITIONS TO CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS. The various transactions comprising the Consolidation Transactions will occur on or about the same date, and, unless otherwise indicated, be deemed to occur simultaneously. It is a condition to the consummation of each of the various transactions comprising the Consolidation Transactions that each of the other transactions which comprise the Consolidation Transactions occur. Therefore, the consummation by GREAT, the Operating Partnership, the Management Company and the Grove Companies of the Consolidation Transactions is conditioned upon, among other things:

    - The declaration and effectuation by GREAT of the Stock Split, immediately prior to the consummation of the Consolidation Transactions.

    - Approval of the Property Partnership Amendments by the requisite vote of Limited Partners of each Property Partnership.

    - Completion of the New Equity Investment resulting in gross proceeds to the Company of not less than $18.5 million.

    - Approval of the Consolidation Transactions, the Charter Amendments and the 1996 Plan, in each case by the requisite vote of the Shareholders of GREAT.

    - Receipt of all required material consents to the Consolidation Transactions (or any transaction comprising a part thereof) of third parties.

    - Completion of the Refinancing, including, without limitation, the closing of the Credit Facility.

STRUCTURE OF THE COMPANY

    The following chart illustrates the organizational structure of Grove Property, the Operating Partnership, the Management Company, the Grove Companies and the Property Partnerships immediately following the consummation of the Consolidation Transactions.

                      AFTER THE CONSOLIDATION TRANSACTIONS

                                 [CHART]

    The diagram which appears on this page illustrates the organizational structure of the Company, giving effect to the consummation of the Consolidation Transactions, (as described elsewhere in this Proxy Statement) assuming that the Minimum Percentage Condition is met (but not exceeded) as to each Property Partnership by a tender of Property Partnership Units and that no Property Partnership Units acquired in the Exchange Offer are acquired for cash. The percentage ownership of the Company in each Property Partnership represents the minimum percentage interest that would be acquired if (i) no Property Partnership interests are acquired in the Exchange Offer but the Minimum Percentage Condition is met (through the receipt of proxies) as to each Property Partnership and (ii) the New Equity Investment ($30.0 million in the aggregate) is raised. This minimum percentage for each Property Partnership includes (i) the interests to be acquired by the Operating Partnership from the Grove Companies pursuant to the Contribution Agreement plus (ii) the interest to be acquired by the Operating Partnership (with the proceeds of the New Equity Investment and the Credit Facility) in connection with its capital contribution to enable the Property Partnership to refinance its existing indebtedness. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Refinancing" and "--New Equity Investment." The Operating Partnership's partnership interest in each Property Partnership will be increased to the extent of limited partnership interests acquired for Common Units or cash pursuant to the Exchange Offer.

(1) Excludes the Grove Companies. Assumes that the Minimum Percentage Condition is met (but not exceeded) as to each Property Partnership by a tender of Property Partnership Units and that no Property Partnership Units acquired in the Exchange Offer are acquired for cash. The percentage ownership of each Property Partnership represents the minimum percentage interest that would be acquired if (i) no Property Partnership interests are acquired in the Exchange Offer but the Minimum Percentage Condition is met (through the receipt of proxies) as to each Property Partnership and (ii) the New Equity Investment ($30.0 million in the aggregate) is raised. This minimum percentage for each Property Partnership includes (i) the interests to be acquired by the Operating Partnership from the Grove Companies pursuant to the Contribution Agreement plus (ii) the interest to be acquired by the Operating Partnership (with the proceeds of the New Equity Investment and the Credit Facility) in connection with its capital contribution to enable the Property Partnership to refinance its existing indebtedness. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Refinancing" and "--New Equity Investment." The Operating Partnership's partnership interest in each Property Partnership will be increased to the extent of limited partnership interests acquired for Common Units or cash pursuant to the Exchange Offer.

THE PROPERTIES

    Following the consummation of the Consolidation Transactions, the Operating Partnership will own, directly or indirectly, the four GREAT Properties and the seven Partnership Properties currently owned by each of the Liquidating Partnerships. Additionally, the Company will control, directly or indirectly through the Operating Partnership, the Property Partnerships owning the remaining Partnership Properties.

    The following table sets forth certain summary information with respect to the Properties to be owned, or, in the case of the Partnership Properties (other than those Properties currently owned by the Liquidating Partnerships), controlled, directly or indirectly, by Grove Property and the Operating Partnership upon the consummation of the Consolidation Transactions. Grove Property's percentage interest in each Partnership Property will depend upon the Property Partnership Units tendered in the Exchange Offer. The percentage ownership interests reflected below for each Partnership Property represents (i) the interests to be contributed to the Operating Partnership pursuant to the Contribution Agreement plus (ii) the interests to be issued to the Operating Partnership in connection with the Refinancing of certain Property Partnership indebtedness, assuming that an aggregate of $30.0 million is raised pursuant to the New Equity Investment and the Minimum Percentage Condition is met as to each Property Partnership. It does not include any interests of Property Partnerships other than the Properties owned by the Liquidating Partnerships expected to be acquired in the Exchange Offer. For more detailed information regarding the Properties, see "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties" and "--The Refinancing."

                   NAME OF PROPERTY                                              NO. OF APARTMENTS
                    AND PERCENTAGE                                               AND/OR COMMERCIAL        OCCUPANCY AT
                 OWNERSHIP INTERESTS                           LOCATION            SQUARE FOOTAGE      SEPTEMBER 30, 1996
                ---------------------                   ----------------------  --------------------  ---------------------
GREAT PROPERTIES
Dogwood Hills Apartments (100%)                         Hamden, CT                                46             97.8%
Hamden Center Apartments (100%)                         Hamden, CT                                65             95.4%
Baron Apartments (100%)                                 Southington, CT                           54              100%
Cambridge Estates (100%)                                Norwich, CT                               92              100%
PROPERTY PARTNERSHIP PROPERTIES
Grove Avon Associates Limited Partnership               Avon, CT                                 146             97.2%
(Avonplace Condominiums) (76%)
Burgundy Associates Limited Partnership                 Middletown, CT                           102             96.1%
(Burgundy Studios Apartments) (62%)
Grove-Ellington Associates Limited Partnership          Ellington, CT               28/4,016 sq. ft.             96.4%
(Arbor Commons) (100%)
Grove-Enfield Associates Limited Partnership            Enfield, CT                              168             98.8%
(Fox Hill Apartments) (77%)
Grove-Longmeadow Associates Limited Partnership         Longmeadow, MA                98,077 sq. ft.              100%
(The Longmeadow Shops) (25%)
Grove-Manchester Associates Limited Partnership         Manchester, CT              28/9,597 sq. ft.              100%
(208-210 Main Street Apartments) (100%)
Grove Properties III Limited Partnership                West Hartford, CT                         43              100%
(Loomis Manor) (59%)
Grove Opportunity Fund II Limited Partnership           Cranston, RI                              48             97.9%
(Dean Estates II Apartments) (61%)
Grove-Newington Associates Limited Partnership          Newington, CT                             73             97.3%
(Woodbridge Apartments) (100%)
Grove Opportunity Fund II Limited Partnership           Cranston, RI                              76             94.3%
(Royale Apartments) (61%)
Grove-Plainville Associates Limited Partnership         Plainville, CT                           104             96.2%
(Colonial Village Apartments) (100%)

                   NAME OF PROPERTY                                              NO. OF APARTMENTS
                    AND PERCENTAGE                                               AND/OR COMMERCIAL        OCCUPANCY AT
                 OWNERSHIP INTERESTS                           LOCATION            SQUARE FOOTAGE      SEPTEMBER 30, 1996
                ---------------------                   ----------------------  --------------------  ---------------------
Grove Properties III Limited Partnership                Newington, CT                             64             95.3%
(Bradford Commons) (59%)
Grove-Taunton Associates Limited Partnership            Taunton, MA                               58             93.1%
(Dean Estates Apartments) (100%)
Grove-Vernon Associates Limited Partnership             Vernon, CT                                74             96.0%
(Fox Hill Commons) (100%)
Grove-West Hartford Associates Limited Partnership      West Hartford, CT                         63             98.4%
(Park Place West) (100%)
Grove-West Springfield Associates Limited Partnership   West Springfield, MA       109/1,630 sq. ft.             99.1%
(Van Deene Manor) (43%)
Grove-Westfield Associates Limited Partnership          Westfield, MA                             63              100%
(Security Manor) (43%)
Grove Westwynd Associates Limited Partnership           West Hartford, CT                         46             91.3%
(Westwynd Apartments) (59%)
Shoreline London Associates Limited Partnership         New London, CT                           163             95.6%
(Ocean Reef Apartments) (61%)
Nautilus Properties Limited Partnership                 New London, CT                            39              3.4%
(Sandalwood Apartments) (1) (61%)
                                                                                --------------------
    Total                                                                       1,752/113,320 sq.ft.
                                                                                --------------------
                                                                                --------------------

------------------------

(1) The Sandalwood Apartments Property was purchased in November 1995 and was rebuilt in 1996. Sandalwood Apartments was not available for lease until August 1996, and is currently in the lease-up stage. Sandalwood Apartments is expected to be fully leased-up and stabilized by December 31, 1996.

THE COMPANY

    Upon completion of the Consolidation Transactions, the Company will be a self-administered and self-managed REIT and the Company believes that it will be one of the largest public owners of multi-family residential properties in Southern New England. The Company will conduct substantially all of its operations through the Operating Partnership. Grove Property will own an interest in the Operating Partnership of not less than 63% and will control the Operating Partnership as the sole general partner. The Company will own, directly or indirectly, 100% of the interests in the four GREAT Properties and each of the seven Partnership Properties currently owned by the Liquidating Partnerships, and will control the remaining thirteen Properties through a general partnership interest in the Property Partnerships that own such Properties. See "THE COMPANY--General."

    Following the consummation of the Consolidation Transactions, (i) the Company will provide property management services to the Properties and other real property controlled by the Grove Companies utilizing the assets related thereto acquired from the Management Company in the Consolidation and (ii) National Realty, wholly-owned by certain Executive Officers, will be the exclusive provider of real estate brokerage services to the Company. See "THE COMPANY--Property Management Services," "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Management Services" and "--National Realty."

    In connection with the Consolidation Transactions, the Company will change its distribution policy. The Board has concluded that enhancement of Shareholder value can better be achieved through growth in the Company's asset value, which management believes will be reflected in the market price of the Common Shares, rather than maintaining or increasing the distribution yield on the Common Shares. Therefore, the Board has voted to reduce the quarterly cash distributions to Shareholders, effective upon consummation of the Consolidation Transactions, from $.92 per Common Share to $.63 per Common

Share ($.74 per Common Share before giving effect to the Stock Split). The Company intends to continue to comply with the REIT requirements under the Code that 95% of the Company's REIT taxable income be distributed annually, while retaining for reinvestment in the Company the maximum amount permitted under the Code.

    For a detailed description of the business to be engaged in by the Company, including, without limitation, the Company's business objectives and strategies, acquisition strategies and distribution policy, see "THE COMPANY."

BENEFITS TO RELATED PARTIES; CONFLICTS OF INTEREST; INTERESTS OF CERTAIN PERSONS

    BENEFITS TO RELATED PARTIES. In addition to the benefits to be received by the Grove Companies in connection with the exchange of their Property Partnership interests pursuant to the Contribution Agreement (which exchange will be on the same terms as the exchange of Property Partnership Units pursuant to the Exchange Offer), the Grove Companies (including certain Executive Officers) will realize certain other benefits from the Consolidation Transactions, including the following:

    - In connection with the transfer of certain assets and liabilities of the Management Company to the Operating Partnership, the Management Owners will receive an aggregate of 687,076 Common Units. In connection with the transfer of its interests in the Property Partnerships to the Operating Partnership, the Grove Companies will receive an aggregate of 247,578 Common Units. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
      1)--Terms of the Consolidation Transactions--The Consolidation" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions with Executive Officers--Receipt of Common Units by Executive Officers."

    - Guarantees of approximately $26.8 million of mortgage indebtedness by Messrs. Damon Navarro and Brian Navarro will be released in connection with the repayment of indebtedness on the Partnership Properties as part of the Refinancing.

    - Each Executive Officer will enter into a new employment agreement with Grove Property, pursuant to which he will receive (i) a 10-year option pursuant the 1996 Plan, to purchase Common Shares at a price per share equal to the market price of a Common Share on the date of grant, (ii) 1997 base salaries of: $50,000--Damon Navarro; $50,000--Brian Navarro; $50,000--Edmund Navarro; $50,000--Joseph LaBrosse; and $25,000--Gerald McNamara and (iii) annual Deferred Stock Grants (if earned) in accordance with the 1996 Plan. See "EXECUTIVE COMPENSATION--1996 Share Incentive Plan" and "--Employment Agreements; Non-Competition Agreements." If an Executive Officer's employment with the Company is terminated "without cause" by the Company or by the Executive Officer following a "change in control" or for "good reason" (as such terms are defined in the employment agreements), such Executive Officer will be entitled to a lump sum payment equal to 200 percent of his annual base salary plus an amount equal to the aggregate value of all bonuses, whether cash, stock, options or otherwise (but specifically excluding the Deferred Stock Grants), paid to such Executive Officer for the previous year.

    - The Grove Companies will no longer be liable as a general partner of the Property Partnerships for future operations of the Partnership Properties.

    - The Property Partnerships will repay their net outstanding indebtedness to NAVAB Associates (approximately $1.19 million at September 30, 1996), and will receive payment from NAVAB for outstanding receivables (approximately $0.7 million at September 30, 1996). NAVAB is a partnership owned by Damon and Brian Navarro and George and Ronald Abdow. NAVAB Associates will, in turn, use the net proceeds of approximately $0.5 million to repay its outstanding bank indebtedness of approximately the same amount, which debt is guaranteed by the Navarros and the Abdows.

    - To the extent they receive Common Units rather than cash pursuant to the Contribution Agreement, the Grove Companies will experience a partial deferral of the federal income tax consequences associated with their contribution of assets to the Operating Partnership.

    - The Grove Companies will obtain improved liquidity of their investments as a result of the Consolidation Transactions. The Grove Companies will receive Common Units, which may be redeemed for cash, or, at the option of the Company, exchanged for Common Shares. Unlike interests in real estate or a property management company, the Common Shares will be freely transferable (subject to applicable securities laws and certain agreements restricting transfer). See "THE OP PARTNERSHIP AGREEMENT--Limited Partner Redemption/Exchange Rights" and "SHARES AVAILABLE FOR FUTURE SALE--Registration Rights."

    CONFLICTS OF INTEREST. The Executive Officers have interests that conflict with the interests of the other Shareholders, the Limited Partners (including the Limited Partners who elect to participate in the Consolidation Transactions) and the persons acquiring Common Shares or Common Units in the New Equity Investment. GREAT and the Grove Companies have been represented by the same legal counsel and, therefore, neither GREAT nor the Property Partnerships has been advised by separate legal counsel in connection with the Consolidation Transactions.

    The Grove Companies will continue to hold limited and general partner interests in 15 limited partnerships that own, in the aggregate, 14 multi-family residential projects with a total of approximately 1,600 apartments and seven retail and mixed-use projects with a total of approximately 125,000 rentable square feet (such properties comprise the Excluded Properties), and the five Executive Officers will remain officers or directors of the Grove Companies, including entities that have interests in the limited partnerships that own the Excluded Properties, and will therefore have conflicts of interest in allocating their time between the Company and such entities. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Benefits to Certain Parties; Conflicts of Interest; Interests of Certain Persons." In addition, Brian Navarro, Vice President--Acquisition of the Company, will continue to serve as the President of National Realty, which will be the exclusive provider of real estate brokerage services to the Company and the limited partnerships that own the Excluded Properties following the consummation of the Consolidation Transactions. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Information About the Management Company" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--National Realty." The Grove Companies and each of the Executive Officers have entered into agreements with the Company which, among other things, will require each of the Executive Officers to allocate a substantial amount of his working time to the Company. See "MANAGEMENT--Non-Competition Agreements."

    Also, the Management Owners may have conflicts of interest as a result of their ownership of National Realty, which will continue to provide real estate brokerage services to the Company, the limited partnerships that own the Excluded Properties and third parties following the consummation of the Consolidation Transactions. See "CERTAIN RELATIONSHIPS AND
TRANSACTIONS--Transactions With the Grove Companies--National Realty."

    Also, following the consummation of the Consolidation Transactions, the Operating Partnership will, pursuant to management services contracts, provide certain real estate management services to the Grove Companies (including to the limited partnerships that own the Excluded Properties) currently provided by the Management Company. Certain Executive Officers may have conflicts of interest in the negotiation and enforcement of such management services contracts as a result of their ownership of the Grove Companies and interests in the Excluded Properties.

    The Executive Officers had conflicts of interest in establishing the terms of the Consolidation Transactions and the provisions of the employment agreements with the Executive Officers and the non-competition agreements. They will also have a conflict of interest with respect to their obligations as Trust Managers and Executive Officers to enforce the terms of various agreements, and their objectives with respect to the sale of or repayment of indebtedness on any of the Partnership Properties may differ from those of other Shareholders. Any decision regarding the enforcement of contracts between the Company and the Grove Companies or any Executive Officer, individually, and the sales or refinancings of Partnership Properties, will be made by a majority of the members of the Board that are not employed by or affiliated with the Grove Companies (the "INDEPENDENT TRUST MANAGERS"). The Executive Officers may, however, use their positions as executive officers and trust managers to influence the Independent Trust Managers in this regard.

    THE BOARD HAS DETERMINED THAT THE CONSOLIDATION TRANSACTIONS ARE IN THE BEST INTERESTS OF THE COMPANY AND THE SHAREHOLDERS AND HAS UNANIMOUSLY APPROVED THE CONSOLIDATION TRANSACTIONS. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE CONSOLIDATION TRANSACTIONS.

                      THE CHARTER AMENDMENTS (PROPOSAL 2)

    The Board has approved and recommends the approval by the Shareholders of the following amendments to the Charter in connection with the consummation of the Consolidation Transactions:

    PROPOSAL TO DELETE THE THIRD PARTY APPRAISAL REQUIREMENT. To delete the existing requirement that GREAT receive an independent third party appraisal before purchasing any property, ownership of which is controlled by the executive officers of GREAT or their affiliates. The Company believes that the Independent Trust Managers are equally or better able to properly assess values for such properties than independent third party appraisals. Such third party appraisals may produce substantially varying valuations based upon such factors as the party who commissions the appraisal, the reason for the appraisal, the valuation methodology applied and the method of compensating the appraiser. The Company has not obtained such third party appraisals with respect to any of the Properties in connection with the Consolidation Transactions or otherwise.

    PROPOSAL TO CHANGE THE NAME OF GREAT. To change the name of GREAT to "Grove Property Trust." The Company believes that it is appropriate, in connection with the consummation of the Consolidation Transactions, to change the name of GREAT to reflect to potential new investors in the Company, and to the public generally, the transformation in size, diversification, strategy and investment philosophy which GREAT will experience as a result of the Consolidation Transactions.

    PROPOSAL TO AMEND "EXCESS SHARES" PROVISIONS. To amend the "Excess Shares" provisions of the Charter in order to minimize the risk that GREAT could fail the "closely held" test set forth in section 856 of the Code, and thereby fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain Executive Officers and their affiliates.

    APPROVAL OF THE CHARTER AMENDMENTS IS A CONDITION TO THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS AND IS CONDITIONED UPON THE APPROVAL OF THE CONSOLIDATION TRANSACTIONS (PROPOSAL 1) AND THE 1996 PLAN (PROPOSAL 3). THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE CHARTER AMENDMENTS.

                           THE 1996 PLAN (PROPOSAL 3)

    The Board has approved and recommends that the Shareholders approve the 1996 Plan to (i) make available up to 900,000 Common Shares for grants of stock options and other incentive awards and (ii) permit performance-based awards to key employees of the Company payable in Common Shares, including Deferred Stock Grants, as incentive compensation upon the achievement by the Company of enumerated goals. For a detailed description of the terms and conditions of the 1996 Plan, see "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN (Proposal 3)."

    APPROVAL OF THE 1996 PLAN IS A CONDITION TO THE CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS AND IS CONDITIONED UPON THE APPROVAL OF THE CONSOLIDATION TRANSACTIONS (PROPOSAL 1) AND THE CHARTER AMENDMENTS (PROPOSAL 2). THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 1996 PLAN.

                           SOURCES AND USES OF FUNDS

    The following table sets forth a summary of the expected sources and uses of funds required to consummate the Consolidation Transactions, assuming the Consolidation Transactions were consummated as of September 30, 1996. Gross proceeds to the Company from the New Equity Investment are anticipated to be $30.0 million ($27.835 million after payment of fees and expenses related to the New Equity Investment). The Company will use such gross proceeds, together with borrowings under the Long-Term Facility and the Revolving Credit Facility, to
(i) make capital contributions of $30.0 million, in the aggregate, to certain Property Partnerships in order to refinance $39.8 million of outstanding mortgage indebtedness on 17 Partnership Properties, (ii) pay $5.1 million, in the aggregate, in respect of cash consideration to certain Limited Partners tendering their Property Partnership Units in the Exchange Offer, (iii) make capital contributions of $2.1 million, in the aggregate, to the Liquidating Partnerships to facilitate the payment by the Liquidating Partnerships of cash distributions to the remaining Limited Partners upon the liquidation thereof,
(iv) pay $2.75 million of fees and expenses relating to the Consolidation Transactions and (v) pay an aggregate of $476,168 of indebtedness owing to NAVAB Associates and certain other affiliates of the Company.

                                                                                   (THOUSANDS)
SOURCES OF FUNDS:
Proceeds from New Equity Investment..............................................   $  30,000
Proceeds from Long-Term Facility.................................................      15,143
Draw at Closing on Revolving Credit Facility.....................................       3,399
Cash on hand (including restricted cash) --Property Partnerships.................       2,087
Cash on hand (including restricted cash)--GREAT..................................         599
                                                                                   -----------
    Total Sources of Funds.......................................................   $  51,228
                                                                                   -----------
                                                                                   -----------

USES OF FUNDS:
Pay off existing debt of Property Partnerships...................................   $  39,800
Purchase of Non-Accredited Investor and certain other Limited Partner Property
  Partnership Units..............................................................       7,208
Financing costs..................................................................         585
Offering expenses:
  Consolidation expenses.........................................................         920
  Legal, accounting and printing expenses........................................         445
  Advisory fee...................................................................         800
                                                                                   -----------
    Sub-Total--Offering Expenses.................................................       2,165
                                                                                   -----------
Net Payoff of NAVAB/Affiliate loans..............................................         476
                                                                                   -----------
Security deposit escrows.........................................................         794
Working Capital..................................................................         200
                                                                                   -----------
    Total Uses of Funds..........................................................   $  51,228
                                                                                   -----------
                                                                                   -----------

                                 CAPITALIZATION

    The following table sets forth the capitalization of GREAT (unaudited) as of September 30, 1996 on an historical basis, and of the Company on a pro forma basis as adjusted to give effect to the Consolidation Transactions and the application of the proceeds therefrom as described under the captions "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Refinancing." The information set forth in the following table should be read in conjunction with the historical financial statements of GREAT and notes thereto, the combined historical financial information for the Property Partnerships and the Management Company, the pro forma financial information of the Company and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" included elsewhere in this Proxy Statement.

                                                                        SEPTEMBER 30, 1996
                                                                     ------------------------
                                                                     HISTORICAL    PRO FORMA
                                                                     -----------  -----------

                                                                      (DOLLARS IN THOUSANDS)
Debt:
  Mortgage notes payable(1)........................................   $   5,675    $  29,251
  Borrowings under Revolving Credit Facility(2)....................                    3,399
                                                                                  -----------
Total debt.........................................................       5,675       32,650
Minority interest in the Operating Partnership(3)..................                   10,061
Shareholders' Equity:
Preferred Shares, $.01 par value, 4,000,000 shares authorized, none
  issued or outstanding............................................      --           --
Common Shares, $.01 par value, 10,000,000 shares authorized,
  525,000 shares (historical) and 3,953,463
  (pro forma) shares issued and outstanding(4).....................           5           40
Additional paid-in capital.........................................       3,915       21,057
Distributions in excess of earnings................................        (388)      --
Total shareholders' equity.........................................       3,530       21,097
                                                                     -----------  -----------
  Total capitalization.............................................   $   9,205    $  63,808
                                                                     -----------  -----------
                                                                     -----------  -----------

------------------------

(1) The Company, on behalf of the Operating Partnership, has obtained a written commitment for the approximately $15.1 million Long-Term Facility, the closing of which is a condition to the consummation of the Consolidation Transactions. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
    1)--Terms of the Consolidation Transactions--The Refinancing--Long-Term Facility."

(2) The Company, on behalf of the Operating Partnership, has obtained a written commitment to establish a Revolving Credit Facility of up to $25.0 million, the closing of which is a condition to the consummation of the Consolidation Transactions. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
    1)--Terms of the Consolidation Transactions--The Refinancing-- Revolving Credit Facility."

(3) Based upon 1,885,312 Common Units issued to Limited Partners outstanding, of the 5,838,775 Common Shares (assuming exchange of all Common Units for Common Shares) assumed to be outstanding (32.29%).

(4) Excludes 900,000 Common Shares reserved for issuance pursuant to the 1996 Plan. See "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN (Proposal 3)."

                 SUMMARY SELECTED FINANCIAL AND OPERATING DATA

    Historical financial statements for GREAT, and on a combined basis for the Property Partnerships and the Management Company, are included at pages F-8 through F-34 of this Proxy Statement.

    The following table sets forth certain summary financial and operating data on a consolidated pro forma basis for the Company and on a combined historical basis for the Management Company and the Property Partnerships. The following information should be read in conjunction with all of the financial statements and notes thereto included elsewhere in this Proxy Statement. The combined historical operating information of the Management Company and the Property Partnerships for the years ended December 31, 1995 and 1994 has been derived from the historical combined financial statements audited by Ernst & Young LLP, independent auditors, whose report with respect thereto is included elsewhere in this Proxy Statement. The historical operating information of GREAT for the year ended December 31, 1995 and the period from inception (June 24, 1994) to December 31, 1994, has been derived from the historical financial statements audited by BDO, Seidman, LLP, independent public accountants, whose report with respect thereto is included elsewhere in this Proxy Statement. The operating information for the nine months ended September 30, 1996 and 1995 has been derived from the unaudited financial statements of GREAT and the unaudited combined financial statements of the Management Company and the Property Partnerships. The unaudited financial statements include all adjustments, consisting only of normal recurring adjustments, that the Company considers necessary for a fair presentation of the financial position and results of operations for these periods. The results of operations for the nine months ended September 30, 1996 and 1995 are not necessarily indicative of the results to be obtained for the full fiscal year.

    The unaudited pro forma information assumes completion of the Consolidation Transactions, the New Equity Investment, the Refinancing and the use of the net proceeds therefrom as described elsewhere in this Proxy Statement, as of the beginning of the periods presented for the operating data and as of the balance sheet date for the balance sheet data. In management's opinion, all adjustments necessary to present fairly the effects of the Consolidation Transactions have been made. THE UNAUDITED PRO FORMA INFORMATION IS NOT NECESSARILY INDICATIVE OF WHAT THE ACTUAL RESULTS OF OPERATIONS OR FINANCIAL CONDITION WOULD HAVE BEEN FOR THE PERIOD OR AT THE DATES INDICATED, NOR DOES IT PURPORT TO REPRESENT THE FUTURE RESULTS OF OPERATIONS AS OF ANY FUTURE DATE OR FOR ANY FUTURE PERIODS. FUNDS FROM OPERATIONS (AS DEFINED) SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR NET INCOME AS A MEASURE OF PROFITABILITY NOR IS IT COMPARABLE TO CASH FLOW FROM OPERATIONS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE PRO FORMA OPERATING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE HISTORICAL FINANCIAL INFORMATION INCLUDED IN THIS PROXY STATEMENT.

                       NINE MONTHS ENDED SEPTEMBER 30,                        YEAR ENDED DECEMBER 31,
                 -------------------------------------------  --------------------------------------------------------
                 CONSOLIDATED                                 CONSOLIDATED                                     GREAT
                    PRO           GREAT          COMBINED        PRO           GREAT           COMBINED         PRO
                  FORMA(2)      HISTORICAL      HISTORICAL     FORMA(2)      HISTORICAL       HISTORICAL     FORMA(6)
                 ----------   --------------  --------------  ----------   --------------  ----------------  ---------
                    1996       1996    1995    1996    1995      1995       1995    1994    1995     1994      1994
                 ----------   ------  ------  ------  ------  ----------   ------  ------  -------  -------  ---------
                                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
Operating
  Information:
Revenues:
  Rental          $10,990     $1,521  $  962  $9,644  $8,864   $13,733     $1,287  $  641  $11,965  $11,462   $1,215
  Property
    management        593                      1,198     914       911                       1,473    1,103    --
  Interest and
    other             146         28      22     243     449       476         30      13      445      563       22
                 ----------   ------  ------  ------  ------  ----------   ------  ------  -------  -------  ---------
Total revenues     11,729      1,549     984  11,085  10,227    15,120      1,317     654   13,883   13,128    1,237
Total operating
  expenses          5,887        775     503   5,481   4,924     7,272        677     334    6,771    6,762      685
Interest            1,874        292      64   2,807   2,861     2,499         85      44    3,829    3,817       84
Depreciation
  and
  amortization      2,675        293     162   2,346   2,348     3,520        216     117    3,140    3,165      216
                 ----------   ------  ------  ------  ------  ----------   ------  ------  -------  -------  ---------
Income (loss)
  before
  minority
  interest and
  extraordinary
  items             1,293         --      --      --      --     1,829         --      --       --       --       --
Minority
  interest in
  earnings(7)         418                                          591
                 ----------                                   ----------
Income (loss)
  before
  extraordinary
  items           $   875        189     255     451      94   $ 1,238        339     159      143     (616)  $  252
                 ----------                                   ----------                                     ---------
                 ----------                                   ----------                                     ---------
Net income(3)                 $  189  $  255  $  451  $2,280               $  339  $  159  $ 2,329  $ 1,155
                              ------  ------  ------  ------               ------  ------  -------  -------
                              ------  ------  ------  ------               ------  ------  -------  -------
Net income per
  share(4)        $  0.22     $ 0.36  $ 0.49                   $  0.31     $ 0.64  $ 0.30                      --
                 ----------   ------  ------                  ----------   ------  ------                    ---------
                 ----------   ------  ------                  ----------   ------  ------                    ---------
Other
  information:
Funds from
  Operations
  (1)             $ 3,922     $  471  $  408  $2,412  $2,012   $ 5,251     $  552  $  269  $ 2,685  $ 2,081      502
Total rental
  properties           24          4       3      21      19        24          3       3       20       19        3
Total number of
  apartments
  (end of
  period)           1,752        257     165   1,495   1,456     1,713        165     165    1,456    1,354      166
Physical
  occupancy
  (end of
  period)           97.18%     98.44%  98.79%  96.95%  96.56%    96.97%     99.39%  97.58%   96.97%   95.91%   97.58%

                                                                                                            DECEMBER 31, 1995
                                                                          SEPTEMBER 30, 1996             ------------------------
                                                                ---------------------------------------
                                                                                      HISTORICAL                HISTORICAL
                                                                               ------------------------  ------------------------
                                                                PRO FORMA(5)      GREAT      COMBINED       GREAT      COMBINED
                                                                -------------  -----------  -----------  -----------  -----------
Balance Sheet Information:
  Real estate assets                                              $  63,657     $   8,804    $  54,944    $   4,698    $  55,579
  Total assets                                                       66,066         9,547       59,163        5,241       61,678
  Total debt                                                         32,650         5,675       47,518        1,190       46,786
  Shareholders'/owners' equity                                       21,097         3,530        8,822        3,703       12,259

------------------------

(1) The White Paper on Funds from Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in March 1995 (the "WHITE PAPER") defines Funds from Operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analyses. The Company computes FFO in accordance with standards established by the White Paper which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make distributions.

(2) Pro forma data assumes the consummation of the Consolidation Transactions as of the beginning of the periods presented. For detailed pro forma adjustments, see the pro forma financial statements included at pages F-2 through F-7 of this Proxy Statement.

(3) For the years ended 1995 and 1994 and the nine months ended September 30, 1995, the Company realized extraordinary gains of $2,186, $1,771 and $2,186, respectively, resulting from the restructuring of certain mortgage debt.

(4) The pro forma net income per share calculations for the year ended December 31, 1995 and the nine months ended September 30, 1996 give effect to the Stock Split of 95,130 Common Shares to be declared and issued immediately prior to the consummation of the Consolidation Transactions and the issuance of 3,333,333 Common Shares to New Equity Investors in the New Equity Investment. Earnings per Common Share for the combined historical financial statements of the Management Company and the Property Partnerships is not presented. The Company believes that such information would not be useful or meaningful to the Shareholders.

(5) Assumes the consummation of the Consolidation Transactions on September 30, 1996, and reflects the application of the estimated net proceeds therefrom. See "SUMMARY--Sources and Uses of Funds."

(6) GREAT completed its IPO on June 23, 1994. Pro forma information is presented for GREAT and its predecessors for the year ended December 31, 1994. For detailed information regarding the pro forma adjustments in connection with such presentation see the GREAT financial statements included at pages F-8 through F-24 of this Proxy Statement.

(7) Based upon 1,885,312 Common Units issued to Limited Partners outstanding, of the 5,838,775 Common Shares (assuming the exchange of all Common Units for Common Shares) assumed to be outstanding (32.29%).

                              THE SPECIAL MEETING

OUTSTANDING SHARES AND VOTING RIGHTS

    RECORD DATE. Only Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof.

    QUORUM. The Bylaws provide that the presence, in person or by proxy, of Shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting shall constitute a quorum. Abstentions, but not broker non-votes (I.E., votes not cast by a broker or other record holder in "street" or nominee name solely because such record holder does not have discretionary authority to vote on the matter), will be treated as Common Shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting.

    VOTING RIGHTS. The securities that can be voted at the Special Meeting consist of the 525,000 issued and outstanding Common Shares, with each Common Share entitling its owner to one vote on all matters. There is no cumulative voting of Common Shares. At the close of business on the Record Date, GREAT had outstanding 525,000 Common Shares. Shareholders' votes will be tabulated by the persons appointed by the Chairman of the Special Meeting to act as inspectors for the Special Meeting pursuant to the Bylaws.

    NO APPRAISAL RIGHTS. Shareholders are not entitled, under Maryland law or the Charter, to appraisal rights with respect to the Consolidation Transactions.

    REASONS FOR SEEKING SHAREHOLDER APPROVAL. Approval of the Consolidation Transactions is not required by Maryland law, the Charter or the Bylaws. Rather, GREAT is seeking Shareholder approval of the Consolidation Transactions pursuant to the rules promulgated by the AMEX. Section712 of the American Stock Exchange Company Guide (the "AMEX COMPANY GUIDE") requires shareholder approval (pursuant to a proxy solicitation conforming to the SEC proxy rules) as a prerequisite to approval of applications to list additional shares to be issued as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding common shares of 20% or more. It is anticipated that, in connection with the Consolidation Transactions, Common Shares issuable pursuant to the Contribution Agreement, the New Equity Investment and the Exchange Offer (including Common Shares issuable at the Company's option upon exchange of the Common Units to be issued) will result in an increase in the outstanding Common Shares of GREAT of 20% or more.

    The Charter Amendments require Shareholder approval under the Charter and Maryland law. The Charter provides that, with certain limited exceptions, it may be amended only by the affirmative vote of the holders of not less than two-thirds of all of the shares of capital stock of GREAT then outstanding and entitled to vote on the matter. See "CERTAIN PROVISIONS OF MARYLAND LAW AND OF GREAT'S DECLARATION OF TRUST AND BYLAWS--Amendment of Declaration of Trust" and "PROPOSAL TO AMEND THE CHARTER (Proposal 2)."

    The adoption of the 1996 Plan requires Shareholder approval pursuant to
Section 162(m) of the Code as well as pursuant to Section711 of the AMEX Company Guide. Section 162(m) of the Code limits corporate deductions to $1.0 million per year for compensation paid to the chief executive officer and each of the four other most highly compensated executives of public companies. "Qualified performance based compensation" is excluded from the $1.0 million annual cap. In order for the options to be reserved for grant, and the Deferred Stock Grants to be issued, pursuant to the 1996 Plan following the effectiveness of the 1996 Plan (and other awards to be issued thereunder) to be "qualified performance based compensation," the 1996 Plan must (among other things) be disclosed to, and approved by the affirmative vote of, a majority of the Shareholders. Section711 of the AMEX Company Guide provides that approval of shareholders

(pursuant to a proxy solicitation conforming to the SEC proxy rules) is required as a prerequisite to approval of applications to list additional shares reserved for options granted or to be granted to officers, directors or key employees. See "THE 1996 SHARE INCENTIVE PLAN (Proposal 3)--Vote Required."

VOTE REQUIRED

    VOTE REQUIRED TO APPROVE THE CONSOLIDATION TRANSACTIONS (PROPOSAL 1). In order to approve the Consolidation Transactions, Section710 of the AMEX Company Guide requires the affirmative vote of a majority of the total votes cast on the proposal at the Special Meeting, whether in person or by proxy. Abstentions and broker non-votes will have no effect on the result of the vote to approve the Consolidation Transactions. Approval of the Consolidation Transactions is conditioned upon approval of the Charter Amendments and the 1996 Plan.

    VOTE REQUIRED TO APPROVE THE CHARTER AMENDMENTS (PROPOSAL 2). The affirmative vote of the holders of not less than two-thirds of all outstanding Common Shares is required to approve the Charter Amendments. Because the affirmative vote of two-thirds of the outstanding Common Shares is required to approve this proposal, abstentions and broker non-votes will have the effect of a vote against the proposed Charter Amendments. Approval of the Charter Amendments by the requisite vote of Shareholders is a condition to the consummation of the Consolidation Transactions. Approval of the Charter Amendments is conditioned upon approval of the Consolidation Transactions and the 1996 Plan.

    VOTE REQUIRED TO APPROVE THE 1996 PLAN (PROPOSAL 3). Pursuant to Section 162(m) of the Code, the 1996 Plan must be approved by the affirmative vote of a majority of the Shareholders present at the Special Meeting, whether in person or by proxy. Pursuant to Section710 of the AMEX Company Guide, the affirmative vote, in person or by proxy, of a majority of the total votes cast on the proposal at the Special Meeting, whether in person or by proxy, is required to approve the 1996 Plan. Abstentions and broker non-votes will have no effect on the result of the vote to approve the 1996 Plan. Approval of the 1996 Plan by the requisite vote of Shareholders is a condition to the consummation of the Consolidation Transactions. Approval of the 1996 Plan is conditioned upon the approval of the Charter Amendments and the Consolidation Transactions and the 1996 Plan.

    The Executive Officers and the Board own, in the aggregate, 63,250 Common Shares. Each such person has advised GREAT that he intends to vote the Common Shares owned by him FOR each of the three Proposals.

PROXIES

    The Common Shares represented by each properly executed proxy not subsequently revoked will be voted at the Special Meeting in accordance with the instructions contained therein. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED (I) FOR PROPOSAL 1 TO APPROVE THE CONSOLIDATION TRANSACTIONS, (II) FOR PROPOSAL 2 TO APPROVE AND ADOPT THE CHARTER AMENDMENTS AND (III) FOR PROPOSAL 3 TO APPROVE THE 1996 PLAN.

    A Shareholder giving a proxy in the form accompanying this Proxy Statement has the right to revoke the proxy prior to its exercise by (i) filing prior to the Special Meeting a written notice of revocation bearing a later date with Joseph LaBrosse, Secretary, Grove Real Estate Asset Trust, 598 Asylum Avenue, Hartford, Connecticut 06105, (ii) delivering to GREAT a duly executed Proxy Card bearing a later date, or (iii) attending the Special Meeting and voting in person.

    If necessary, the holders of the proxies may vote in favor of a proposal to adjourn the Special Meeting to permit further solicitation of proxies in order to obtain sufficient votes to approve any of the matters being considered at the Special Meeting. If the Special Meeting is adjourned for any reason, at any subsequent reconvening of the Special Meeting, all proxies may be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting (except for any proxies that have theretofore been effectively revoked or withdrawn).

    The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by officers, directors and employees of the Company, who will not be specifically compensated for such solicitation process, and by The First Bank of Boston, a third party solicitor (and transfer agent for the Common Shares) which the Company intends to engage for this purpose and which will receive a fee estimated to be between $2,000 and $5,000 (plus out-of-pocket expenses) for its services for soliciting such proxies.

    SHAREHOLDERS ARE REQUESTED TO INDICATE THEIR VOTE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ADDRESSED POSTAGE-PAID ENVELOPE THAT HAS BEEN PROVIDED FOR THAT PURPOSE.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE CONSOLIDATION TRANSACTIONS, FOR THE CHARTER AMENDMENTS AND FOR THE 1996 PLAN, EACH AS SET FORTH IN THIS PROXY STATEMENT.

                   APPROVAL OF THE CONSOLIDATION TRANSACTIONS
                                  (PROPOSAL 1)

    THE FOLLOWING DISCUSSION SUMMARIZES THE MATERIAL ASPECTS OF THE CONSOLIDATION TRANSACTIONS AS SET FORTH IN THE VARIOUS DOCUMENTS ASSOCIATED THEREWITH, INCLUDING, WITHOUT LIMITATION, THE CONTRIBUTION AGREEMENT AND OTHER AGREEMENTS, COPIES OF WHICH HAVE BEEN FILED AS EXHIBITS TO GREAT'S CURRENT
REPORT ON FORM 8-K FILED WITH THE SEC ON             , 1996, THE CHARTER
AMENDMENTS, THE TEXT OF WHICH IS ATTACHED HERETO AS APPENDIX I, AND THE 1996 PLAN, A COPY OF WHICH IS ATTACHED HERETO AS APPENDIX II. THIS SUMMARY IS NOT INTENDED TO BE A COMPLETE DESCRIPTION OF ANY OF THE AFOREMENTIONED DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND IS SUBJECT TO, AND QUALIFIED IN ITS ENTIRETY BY, REFERENCE TO THOSE AGREEMENTS. SEE "AVAILABLE INFORMATION."

INFORMATION ABOUT GREAT

    GREAT is a self-administered REIT formed pursuant to the Maryland REIT Act engaging in multi-family property acquisition and redevelopment. GREAT has owned and operated three multi-family residential projects since its inception, and acquired a fourth property in January 1996. The GREAT Properties, all of which are located in Connecticut, are comprised of 257 residential apartment units which had an aggregate weighted average occupancy rate of approximately 95.0% during 1995.

    GREAT was formed in 1994 to continue the multi-family property acquisition, management and marketing operations and related business objectives and strategies of Grove, formed in 1980 by Damon and Brian Navarro. Upon completion of the IPO in June 1994 and the concurrent completion of the various transactions that occurred simultaneously therewith, GREAT purchased its three initial properties from affiliates of Grove: Dogwood Hills Apartments, Hamden Center Apartments and Baron Apartments. In 1996, GREAT purchased its fourth property, Cambridge Estates, from an affiliate of Grove. These four properties, together, constitute the GREAT Properties. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties."

    GREAT is operated under the direction of Damon Navarro, Chairman of the Board of Trust Managers, President and Chief Executive Officer, and a management team consisting of substantially all of the former personnel of Grove, being Damon, Brian and Edmund Navarro, Joseph R. LaBrosse and Gerald A. McNamara, each an Executive Officer, and the Trust Managers of GREAT, Messrs. Damon Navarro, Joseph R. LaBrosse, James Twaddell, J. Joseph Garrahy and Harold Gorman. See "MANAGEMENT--Trust Managers and Executive Officers." GREAT's Executive Officers are substantially shared with the Grove Companies, and, as described below, the Grove Companies have been providing property management and other support services to GREAT from its inception. See "--Information About the Grove Companies" and "--Information About the Management Company."

    GREAT's executive offices are located at 598 Asylum Avenue, Hartford, Connecticut 06105, (860) 520-4789.

INFORMATION ABOUT THE GROVE COMPANIES

    Grove was formed in 1980 as a Southern New England real estate company based in Hartford, Connecticut. Damon and Brian Navarro, co-founders of the Company, began business operations by buying and managing small, multi-family properties with limited partners as equity investors. From its formation, GREAT's Executive Officers have been shared with the Grove Companies.

    As used herein, the "Grove Companies" means Grove and its affiliates (including certain companies and individuals) that own interests (directly or indirectly) in the Management Company, any Property Partnership or any limited partnership which owns any Excluded Property. The Grove Companies include, without limitation, the Management Owners and Gerald McNamara, each an Executive Officer and, in the case of Damon Navarro and Joseph LaBrosse, a Trust Manager of GREAT, and Ronald and George Abdow.

    At September 30, 1996, the Grove Companies owned general partnership interests in 42 limited partnerships, including the Property Partnerships (which own the Partnership Properties) and 15 other limited partnerships which own the Excluded Properties. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Benefits to Certain Parties; Conflicts of Interest; Interests of Certain Persons." The remaining limited partnerships (other than the Property Partnerships and the partnerships that own the Excluded Properties) in which the Grove Companies own general and limited partnership interests do not own properties, but rather are limited purpose partnerships formed by the Grove Companies for various other purposes.

    Pursuant to management and administrative service agreements, the Grove Companies, primarily through the Management Company, provide accounting, management, brokerage and marketing services to GREAT as well as to the Property Partnerships and the limited partnerships that own the Excluded Properties.

    In connection with the Consolidation, certain assets and liabilities of the Management Company related to the provision of property management services will be contributed to the Operating Partnership. For a more detailed discussion of such services, see "--Information About the Management Company" and "THE COMPANY--Property Management Services." The remaining assets and liabilities of the Management Company, related to the provision of real estate brokerage and related services, will be contributed to National Realty in connection with the consummation of the Consolidation Transactions. Then, following the consummation of the Consolidation Transactions, the Operating Partnership and National Realty will provide to the Company and to the Grove Companies (including the limited partnerships that own Excluded Properties) the real estate related services currently provided by the Management Company. For a more detailed discussion of such services, see "--Information About the Management Company" and "CERTAIN TRANSACTIONS--Transactions With the Grove Companies-- National Realty."

INFORMATION ABOUT THE OPERATING PARTNERSHIP

    The Operating Partnership is a newly formed limited partnership organized in Delaware. GREAT is the sole general partner of the Operating Partnership. The Operating Partnership was formed to act as the operating partnership of the Company and the vehicle for the consolidation of ownership and/or control of the operations and assets of GREAT, the Property Partnerships and certain assets and liabilities of the Management Company. Following the consummation of the Consolidation Transactions, (i) Grove Property will continue to be the sole general partner of the Operating Partnership, (ii) Grove Property or the Operating Partnership will be, directly or indirectly, the sole general partner of each of the Property Partnerships, and (iii) the Operating Partnership will own, directly or indirectly, the GREAT Assets and the Properties currently owned by the Liquidating Partnerships. The Operating Partnership will be governed by the OP Partnership Agreement. See "THE OP PARTNERSHIP AGREEMENT." Grove Property, certain of the Limited Partners and the Grove Companies will, and certain of the New Equity Investors may, own limited partnership interests in the Operating Partnership.

    Persons receiving Common Units in the Exchange Offer or pursuant to the Contribution Agreement (including the Grove Companies) will be restricted from transferring such Common Units for a period of one year from the completion of the Consolidation Transactions. Each Common Unit will be redeemable following the first anniversary of the completion of the Consolidation Transactions, for cash (based on the fair market value of an equivalent number of Common Shares at the time of such redemption) or, at the Company's option, it may exchange Common Units for Common Shares on a one-for-one basis, subject to certain antidilution adjustments and exceptions. See "THE OP PARTNERSHIP AGREEMENT -- Limited Partner Redemption/Exchange Rights." Pursuant to a Registration Rights Agreement to be entered into between GREAT and certain unitholders (the "REGISTRATION RIGHTS AGREEMENT"), unitholders which receive Common Shares in exchange for Common Units may have the right, subject to certain conditions, to receive such Common Shares pursuant to a registration with the Securities and Exchange Commission (the "SEC") which will result in such Common Shares (other than Common Shares held by an affiliate of the Company) being freely transferable in the open market upon receipt or, alternatively, to have the Company register the resale of such Common Shares. See "SHARES AVAILABLE FOR FUTURE SALE--Registration Rights."

INFORMATION ABOUT THE MANAGEMENT COMPANY

    GPS is a Connecticut limited partnership, wholly owned, directly or indirectly, by the Management Owners. Since the IPO, the Management Company has provided certain services to GREAT in connection with GREAT's real estate operations, including, without limitation, accounting, marketing, management and real estate brokerage services. GPS manages the GREAT Properties utilizing its staff of professional and support personnel to supervise the personnel who work on-site at the GREAT Properties. The accounting division of GPS (the "ACCOUNTING DIVISION") audits and monitors the financial records of each GREAT Property. The rental marketing personnel of GPS assure the marketability, realistic pricing and aggressive promotion of the GREAT Properties. See "THE COMPANY--Property Management Services." Immediately before the Consolidation Transactions, the assets and liabilities of the Management Company arising out of or used in connection with the provision of real estate brokerage services will be contributed to National Realty, a newly formed Delaware limited partnership wholly owned by the Management Owners. See "CERTAIN TRANSACTIONS--Transactions With the Grove Companies-- The Contribution Agreement" and "--Transactions With the Grove Companies--National Realty." Then, in connection with the Consolidation, the remaining assets and liabilities of the Management Company arising out of or used in connection with the provision of real estate management services will be contributed by the Grove Companies to the Operating Partnership. Following the consummation of the Consolidation Transactions, (i) the Operating Partnership will provide to the Company and the limited partnerships that own the Excluded Properties (pursuant to management services contracts), the property management services currently provided by the Management Company and (ii) National Realty will provide to the Company and the limited partnerships that own the Excluded Properties the real estate brokerage services currently provided by the Management Company.

INFORMATION ABOUT THE PROPERTY PARTNERSHIPS

    The Property Partnerships, collectively, own the Partnership Properties. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties." Each of the Property Partnerships is a limited purpose investment entity which was formed by the Grove Companies to own the Partnership Property or Properties currently owned by it. The Limited Partners own limited partnership interests in the Property Partnerships and the Grove Companies own general and limited partnership interests in the Property Partnerships.

    In connection with the Consolidation Transactions, the Company expects that the Liquidating Partnerships will be liquidated and the respective Partnership Properties will be distributed, directly or indirectly, to the Operating Partnership. The Company will not acquire title to the remaining 13 Partnership Properties, but will instead acquire, through the Exchange Offer and the Contribution Agreement, partnership interests in the Property Partnerships owning those Properties. Upon the consummation of the Consolidation Transactions, the Company will own the general partner interest in each Property Partnership, with control over the day-to-day operations of the Partnership Properties. However, certain significant decisions with respect to the ownership and operation of the Partnership Properties and the Property Partnerships will or may require the consent of Outside Partners, including, without limitation, decisions with respect to the sale of the respective Partnership Properties. Moreover, even where the consent of the Outside Partners is not required, the Company may have certain fiduciary responsibilities to the Outside Partners which it will need to consider when making decisions relating to the Partnership Properties and the Property Partnerships, including, without limitation, certain decisions with respect to the timing and amount of distributions of available cash and of additional capital contributions.

    In addition, the rights to sell or transfer general partnership interests in the Property Partnerships are subject to certain limitations and consents which may inhibit the ability of the Company to sell its interest in the Property Partnerships to a third party. Similarly, the right of the Company to assign or pledge its partnership interests in the Property Partnerships may require the prior written consent of the Outside Partners.

REASONS FOR THE CONSOLIDATION TRANSACTIONS; RECOMMENDATION OF THE BOARD

    The Board has determined unanimously that the Consolidation Transactions are fair to, and in the best interests of, GREAT and the Shareholders, and unanimously recommends that the Shareholders approve the Consolidation Transactions. In evaluating the fairness of the Consolidation Transactions, and concluding to approve them and recommend that the Shareholders approve them, the Board reviewed the terms of the various transactions comprising the Consolidation Transactions, the financial performance, condition, business operations and prospects of GREAT, the Management Company, the Property Partnerships and the Properties, and considered (among others) the following factors:

        - CONSOLIDATION. The Consolidation Transactions will transform the Company from a REIT owning four multi-family residential properties with an aggregate of 257 apartments, managed by an affiliate, into a full-service, fully integrated, self-advised and self-managed REIT with a portfolio of 23 multi-family residential properties with an aggregate of 1,752 apartments and a neighborhood shopping center, with "in-house" expertise in acquisition, development, construction, leasing, management and other tenant-related services, enabling the Company to benefit from economies of scale in its operations.

        - RISK DIVERSIFICATION. Upon completion of the Consolidation Transactions, the Company will own 100% of the interests in the four GREAT Properties and the seven Properties currently owned by the Liquidating Partnerships, and will hold a general partnership interest in each of the Property Partnerships that own the remaining Partnership Properties, thereby representing an investment in a significantly larger and more diversified portfolio than that of GREAT prior to the consummation of the Consolidation Transactions.

        - DELEVERAGING. Following the consummation of the Consolidation Transactions, the Company's debt service coverage ratio will be approximately 2.3 to 1.0, compared to GREAT's current debt service coverage ratio of 3.0 to 1.0; the Company's debt-to-total market capitalization will be approximately 38% compared to GREAT's current debt-to-total market capitalization of 53.7%; and the Company's pro forma FFO and cash available for distribution per share for the pro forma 12 months ended September 30, 1996 were $0.99 and $0.86 ($1.17 and $1.02 before giving effect to the Stock Split), respectively, compared to GREAT's historical FFO and cash available for distribution per share for that period of $1.17 and $1.02, respectively.

        - ACCESS TO CAPITAL. The Company's structure will, in the judgment of the Company and the Grove Companies, provide the Company with greater access to capital for refinancing and growth. Sources of capital include the securities sold in the New Equity Investment and possible future issuances of debt or equity through public offerings or private placements. The financial strength of the Company should enable it to obtain financing at better rates and on better terms than are currently available to GREAT. Additionally, the Operating Partnership will enable the Company to acquire properties for Common Units, and thereby enable a seller of property to the Company to defer its taxable gain realized upon such sale, if any.

        - INVESTOR INTEREST. The Company has been advised by its financial advisors, and has confirmed in subsequent conversations with prospective investors, that potential investors in REITs are currently seeking long-term capital appreciation and return on investment based on reinvestment of cash flow in the REIT and internal growth, rather than the quarterly payout of a relatively high percentage of cash flow, which has been characteristic of publicly traded REITs (including GREAT) in the past several years. The Company believes that its decision, announced in November 1996, to reduce its quarterly distribution per Common Share, thereby increasing the amount of cash available to the Company for reinvestment, may increase the interest of institutional and other investors in owning

    Common Shares. The Company emphasized in its November 1996 announcement that the Company's decision to reduce its quarterly cash distribution to Shareholders was made for the foregoing reasons and not in response to any adverse occurrence with respect to the business or operations of the Company.

POTENTIAL ADVERSE EFFECTS OF THE CONSOLIDATION TRANSACTIONS; RISK FACTORS

    The consummation by GREAT of the Consolidation Transactions involves various risks. Shareholders should consider, among other things, the following factors when making a decision with respect to the approval of the Consolidation
Transactions:

    CONFLICTS OF INTEREST COULD RESULT IN EXECUTIVE OFFICER DECISIONS THAT DO
     NOT
     NECESSARILY REPRESENT THE BEST INTERESTS OF SHAREHOLDERS

    The Executive Officers will realize certain benefits from the Consolidation Transactions that will not be received by other persons participating in them. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Benefits to Related Parties; Conflicts of Interest; Interests of Certain Persons" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS." As a result of these benefits, such individuals may have conflicts of interest with respect to their obligations to GREAT in determining whether the Company should consummate the Consolidation Transactions. The Executive Officers may have interests that conflict with those of others participating in the Consolidation Transactions and with the interests of participants in the Exchange Offer. Moreover, at the conclusion of the Exchange Offer, the Executive Officers will continue to pursue other business interests, some of which may compete with the business of the Company as conducted now or in the future. GREAT has adopted certain policies and has entered into a non-competition agreement with each of the Executive Officers and with the Grove Companies designed to eliminate or minimize conflicts of interest. The Charter also includes a provision which requires the composition of the Board at all times to consist of a majority of Independent Trust Managers. See "CERTAIN PROVISIONS OF MARYLAND LAW AND OF GREAT'S DECLARATION OF TRUST AND BYLAWS--Board of Trust Managers." However, there can be no assurance that these policies or the provisions of any of the agreements or the Charter will be successful in eliminating the existence of conflicts among, or influence of, the Executive Officers and the Company, and if they are not successful, decisions could be made that might fail to reflect fairly the interests of all Shareholders.

    The terms of the Contribution Agreement are not the result of arms-length negotiations. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--The Contribution Agreement." The Executive Officers have substantial economic interests in the Grove Companies, including ownership of the Management Company and significant interests in the Property Partnerships, creating the potential for a conflict of interest with respect to their obligations as Executive Officers of Grove Property in enforcing the terms of the Contribution Agreement. The failure to enforce the material terms of the Contribution Agreement, particularly the indemnification provisions and the remedy provisions for breaches of representations and warranties, could result in a monetary loss to the Company.

    RISKS OF EQUITY REAL ESTATE INVESTMENTS; ADVERSE IMPACT ON ABILITY TO MAKE
     DISTRIBUTIONS;
     EFFECT ON VALUE OF PROPERTIES

    GENERAL. Real property investments are subject to varying degrees of risk. The financial returns available from equity investments in apartment properties depend on the amount of revenue generated and expenses incurred in operating the properties. If the Company's properties do not generate revenue sufficient to meet operating expenses, debt service, if any, and capital expenditures, the Company's income and ability to make distributions to the Shareholders will be adversely affected. An apartment property's income and value may be adversely affected by the national and regional economic climates, local real estate conditions such as the oversupply of apartments or a reduction in demand for apartments, availability of "for purchase" housing, the attractiveness of the properties to tenants, competition from other apartment properties, the ability of the owner to provide adequate maintenance and to obtain adequate insurance, and increased operating costs (including real estate taxes). The Company's income will also be adversely affected if a significant number of tenants are unable to pay rent or if the apartments cannot be rented on favorable terms. Certain significant expenditures associated with each equity investment in real estate (such as mortgage payments, if any, real estate taxes and maintenance costs) are generally not reduced when circumstances cause a reduction in rental income. In addition, the income and value of an apartment property are affected by such factors, among others, as changes in zoning, building, environmental, rent control and other laws and regulations, changes in real property taxes and interest rates, the availability of financing and acts of God (such as earthquakes and floods) and other factors beyond the control of the Company. The Company is exposed to the various types of litigation that may be brought against a property owner or manager in the ordinary course.

    ILLIQUIDITY OF REAL ESTATE. Equity real estate investments are relatively illiquid and, therefore, will tend to restrict the Company's ability to vary its portfolio of apartment properties promptly in response to changes in economic or other conditions; consequently, if the Operating Partnership were to be liquidated, the proceeds realized by the Company at such time might be less than the Company's total investment in the Operating Partnership. In addition, the Code places limits on the amount of gross income the Company may realize from sales of real property assets held for fewer than four years, which may affect the Company's ability to sell its properties without adversely affecting returns to holders of Common Shares. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of the Company."

    FUTURE PROPERTY ACQUISITIONS. The Company has not identified any specific properties for acquisition other than the Partnership Properties. In the normal course of its business, and in the pursuit of its growth strategy, the Company intends to continually evaluate a number of potential acquisitions in the Northeast and Mid-Atlantic regions, including the Excluded Properties. No assurance can be given, however, that the Company will have the opportunity to make suitable acquisitions on terms favorable to it, or will be able to successfully integrate more properties into the Company's portfolio.

    RISKS OF RENOVATION AND ACQUISITIONS. The Company intends to renovate certain Properties and other properties it may acquire in the future. In connection with any renovation project, the Company will bear certain risks, including the risks of construction delays or cost overruns that may increase project costs and could make such projects uneconomical, and the risk that occupancy or rental rates at a completed project will not be sufficient to enable the Company to pay operating expenses or earn its targeted rate of return on its investment. In case of an unsuccessful renovation project, the Company's loss could exceed its investment in such project. Renovation projects may be more highly leveraged than the Company's portfolio as a whole, which may result in an increased risk of default and loss of equity investment if the project does not have sufficient cash flow to cover its relatively high debt service requirements. Furthermore, the fact that the Company must distribute 95% of its REIT taxable income in order to maintain its qualification as a REIT will limit the ability of the Company to rely upon income from operations or cash flow from operations to finance new acquisitions. The Company may finance acquisitions with lines of credit. As a result, if permanent debt or equity financing were not available on acceptable terms to refinance new acquisitions undertaken without permanent financing, further acquisitions might be curtailed or cash available for distribution might be adversely affected.

    The Company intends to actively continue to acquire multi-family residential properties. Acquisitions entail risks that investments will fail to perform in accordance with expectations and that judgments with respect to the costs of improvements to bring an acquired property up to standards established for the market position intended for that property will prove inaccurate, as well as general investment risks associated with any new real estate investment. See "THE COMPANY--Acquisition Strategy."

    REGULATION. A number of federal, state and local laws exist, such as the Americans with Disabilities Act ("ADA"), which may require modifications to existing buildings or restrict certain renovations by requiring access to such buildings, and apartments in the buildings, by disabled persons. Additional legislation may impose further burdens or restrictions on owners with respect to access by disabled persons. The costs of compliance with such laws may be substantial, and limits or restrictions on completion of certain renovations may limit application of the Company's investment strategy in certain instances or reduce overall returns on its investments. The Company believes that all of the Properties are in substantial compliance with laws currently in effect, and will review periodically its apartment properties to determine continuing compliance with existing laws and any additional laws that are hereafter promulgated.

    In addition, the Fair Housing Amendments Act of 1988 ("FHAA") requires apartment communities first occupied after March 13, 1990 to be accessible to the handicapped. Failure to comply with the FHAA could result in the imposition of fines or an award of damages to private litigants. The Company believes that those Properties that are subject to the FHAA are in substantial compliance with such law.

    COMPETITION. There are numerous real estate companies, including those which operate in the areas in which the Properties are located, which compete with the Company in seeking apartment properties for acquisition and development, and for tenants to occupy such properties. The Company may be competing with companies that have greater resources than the Company and whose officers and directors or trustees have more experience than the Company's officers and trust managers. In addition, the availability of single-family housing and other forms of multi-family residential properties, such as manufactured housing communities, provide alternatives to potential tenants of apartment properties. These competitive factors could adversely affect the income generated by the Properties.

    PURCHASE PRICE OF PROPERTIES MAY EXCEED PROPERTIES' FAIR MARKET VALUE

    Interests in the Property Partnerships and the Management Company are being acquired from entities that are controlled by the Grove Companies, and the Grove Companies are controlled by certain Executive Officers. As a result, the agreements pursuant to which such interests are being acquired including, without limitation, the Contribution Agreement, were not negotiated on an arm's-length basis and the representations, warranties and covenants in those agreements may not provide the same level of protection as those contained in a purchase contract negotiated on an arm's-length basis.

    No independent valuations or appraisals of the GREAT Assets, the Management Company or the Partnership Properties (together, the "CONSOLIDATED ASSETS") were obtained in connection with the Consolidation Transactions (although the lenders in the Credit Facility may obtain appraisals for certain Properties) although GREAT's current Charter would require such appraisals, and the prices at which the Consolidated Assets (or interests therein) are to be acquired were not based on arm's-length negotiations. See "PROPOSAL TO AMEND THE CHARTER (Proposal
2)--Proposed Amendment to Delete Third Party Appraisal Requirement" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties --Valuation of the Properties and Other Assets; Allocation of Common Units." The purchase prices of the Properties were based on the Company's and the Grove Companies' assessment of the earnings and earnings potential of the Properties and the Management Company. Therefore, there can be no assurance that the purchase prices of the Properties (including the Property Partnership Units) and the Management Company are equal to or do not exceed their fair market values. If the fair market values of the Properties and the Management Company are materially less than the amount being paid by the Company, it could have a material and adverse effect on the financial performance of the Company and the value of the Common Shares.

    LIMITATION ON CONTROL OF PARTIALLY OWNED PROPERTIES

    The Company will own only partial interests in 13 of the Partnership Properties, which Properties comprise 61% of the total rental units of the Company at September 30, 1996. As a general partner in the Property Partnerships holding such Properties, the Company may have certain fiduciary responsibilities to the Outside Partners which it will need to consider when making decisions that affect those Properties (including decisions regarding sale, refinancing and the timing and amount of distributions therefrom).

    The percentage interest retained by Outside Partners in each Property Partnership, being those persons who elect not to tender their Property Partnership Units in the Exchange Offer, will not be known until expiration of the Exchange Offer. The Outside Partners are expected to own interests ranging between 0% and 75.0% of the Property Partnerships. There can be no assurance that the Company will meet the Minimum Percentage Condition (as defined) as to any or all of the Property Partnerships. If the Minimum Percentage Condition is not met as to any Property Partnership, the Operating Partnership might nonetheless elect to acquire the partnership interests of the Grove Companies in that partnership, but it will not become a general partner of that Property Partnership and will therefore not be able to control the decisions of such partnership. See "--Changes in Investment and Financing Policies Without Shareholder Approval--Risks Involved in Acquisitions Through Partnerships or Joint Ventures."

    While the Operating Partnership will act as managing general partner of each Property Partnership that meets the Minimum Percentage Condition and will serve as the property manager for each Property Partnership, potential conflicts and other problems could arise as a consequence of these ownership arrangements.

    The consent of a majority in interest of the limited partners of each Property Partnership is required to approve certain major transactions, such as a sale of the respective Partnership Property or Properties. The interests of the Outside Partners and those of the Company are not necessarily aligned in connection with the resolution of these issues. Accordingly, the Company may not be able to favorably resolve any such issue or, the Company may have to provide financial or other inducement to the Outside Partners to obtain such resolution.

    DEPENDENCE ON LIMITED GEOGRAPHIC AREA

    The Properties are located in Connecticut, Rhode Island and Massachusetts (82.6%, 4.3% and 13.1%, respectively, of the total number of apartments included in the Properties) and consist principally of multi-family residential projects. The Company's performance is thus linked to economic conditions in the Southern New England area and to the market for apartments therein. Management believes the markets are experiencing improved stability in jobs and population, since the decline of the defense industry, combined with residential and commercial overbuilding, caused a severe local recession in the early 1990's. The Company's cash flow, ability to make distributions to Shareholders and the value of the Common Shares will be dependent upon economic conditions and the demand for the rental of apartments in those states and the individual markets therein in which the Properties are located.

    EXPANSION OF THE COMPANY INTO NEW GEOGRAPHIC MARKETS

    The Company currently intends to seek to acquire properties in geographic markets other than those markets in which the Properties are located. Those may include markets in which the Company has little or no prior experience in the acquisition and management of multi-family residential or other properties. See "THE COMPANY--Future Acquisitions." Any such new geographic market may be substantially dissimilar to the markets in which the Company currently owns and operates the Properties, and management of the Company may be unfamiliar with prevailing economic conditions, trends in the real estate market, and other factors which may impact upon the Company's ability to acquire properties therein for competitive purchase prices and to effectively and profitably manage such properties thereafter. If purchase prices paid by the Company for such properties exceed their fair market value and/or the Company is unable to manage such properties so as to cause them to be profitable, it could have an adverse effect on the financial performance of the Company and the value of the Common Shares.

    REAL ESTATE FINANCING RISKS

    INABILITY TO PAY DEBT SERVICE. The Company will be subject to the risks normally associated with debt financing, including the risk that the Company's cash flow will be insufficient to meet required payments of principal and interest. Upon completion of the Consolidation Transactions, approximately $32.7 million of Company indebtedness will be outstanding, all of which will be secured directly or indirectly by mortgages affecting the Properties. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Refinancing." If the Company or the relevant Property Partnership, as applicable, is unable to meet its debt service obligations under these mortgage loans, a loss could be sustained as a result of foreclosure on the relevant Property by the mortgagee. The Company's anticipated approximate $15.1 million Long-Term Facility will be secured by nine Properties and its anticipated Revolving Credit Facility will be secured by eight Properties. If a default occurs under either the Long-Term Facility or the Revolving Credit Facility, the respective lender would be entitled to exercise its remedies (including foreclosure) under its mortgages encumbering the entire pool of Properties securing the Company's obligations under that facility, including the Properties held by certain of the Property Partnerships. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)-- Terms of the Consolidation Transactions --The Refinancing." The cross-collateralization of the mortgages on various Properties reduces flexibility in selling individual properties.

    VARIABLE RATE DEBT. Upon the completion of the Consolidation Transactions, giving effect to the application of the proceeds from the New Equity Investment and borrowings under the Credit Facility and the Refinancing, the aggregate indebtedness of the Company will be approximately $32.7 million, including variable rate indebtedness totaling $18.5 million with interest rates that adjust based upon prevailing market interest rates. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)-- Terms of the Consolidation Transactions--The Refinancing." The Company has or will have various interest rate protection measures in place for all of such $18.5 million variable rate debt, but increases in the interest rates on the variable rate debt would adversely affect the Company's cash flow and could reduce the amount of funds available for distribution to Shareholders. See "THE COMPANY--Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources."

    The Company also expects to enter into the Revolving Loan Facility, which will permit outstanding indebtedness of up to $25.0 million (of which $3.4 million is assumed to be outstanding upon completion of the Consolidation Transactions) which will not be subject to any interest rate protection agreement as of the consummation of the Consolidation Transactions. Outstanding balances under this facility will bear interest at variable rates and, therefore, the Company will be subject to higher interest costs if the applicable interest rates increase. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Refinancing." The Company may consider purchasing an interest rate protection agreement to cap or otherwise limit its exposure to future increases in interest rates to the extent the Company deems this cost effective in connection with, or as otherwise may be required by the terms of, the Revolving Credit Facility. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions --The Refinancing." A decision by the Company to purchase an interest rate protection agreement poses two risks. First, that the prospective cap for a particular loan may be very expensive. The second risk is that the Company may fail accurately to predict the course of interest rates and, relatedly, the economic prudence of purchasing a particular cap, which would have a direct, adverse effect on the amount of cash available for distribution.

    REFINANCING RISKS. Because the Company anticipates that only a small portion of the Company's mortgage indebtedness will be repaid prior to maturity and the Company may not have on hand funds sufficient to repay such indebtedness at maturity, it may be necessary for the Company to refinance debt through additional debt financing or equity offerings. If the Company were unable to refinance its indebtedness on acceptable terms, or at all, the Company might be forced to dispose of one or more of the Properties upon disadvantageous terms, which might result in losses to the Company and might adversely affect the cash available for distribution. To the extent the Company needs consent of Outside Partners to sell or refinance certain Partnership Properties, its flexibility will be limited. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates on refinancings, the Company's interest expense would increase, which would adversely affect the Company's cash available for distributions and its ability to pay expected distributions to Shareholders.

    RECOURSE DEBT. Of the Company and unconsolidated Property Partnership debt outstanding on a pro forma basis at September 30, 1996, $7.9 million principal amount will be general recourse obligations of the Operating Partnership. Furthermore, the Operating Partnership and Grove Property will agree to guarantee the repayment of the anticipated $25.0 million Revolving Credit Facility. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions-- The Refinancing." The balance of the debt will be limited in recourse by the holders to the specific assets of the Property Partnership that secure such debt and, therefore, will be non-recourse (except in limited circumstances) to the Company and the Operating Partnership. To the extent this debt is recourse, it is a general obligation of the Operating Partnership and Grove Property payable out of any unencumbered assets of the Operating Partnership and Grove Property, and the lender's recourse will not be limited solely to the collateral securing the debt.

    NO LIMITATION ON DEBT. The Company has adopted a policy to limit its ratio of debt-to-total market capitalization (I.E., total debt of the Company as a percentage of total market capitalization, defined as the sum of the aggregate market value of the outstanding Common Shares assuming the full exchange of Common Units for Common Shares) and the total debt of the Company, to less than 60%. The Company's debt-to-total market capitalization ratio on a pro forma basis at September 30, 1996, including, with respect to the Revolving Credit Facility, the $3.4 million anticipated to be borrowed by the Company thereunder upon the consummation of the Consolidation Transactions, is approximately 38%; if the full amount of the Revolving Credit Facility had been borrowed at that date, the ratio would be approximately 52%. The organization documents of the Company, however, do not limit the amount or percentage of indebtedness that it may incur. Therefore, the Board may change this policy of the Company and the Operating Partnership regarding indebtedness, without the vote of the holders of Common Shares or Common Units. If these policies are changed, the Company and the Operating Partnership could become more highly leveraged, resulting in an increased risk of default on the obligations of the Company and the Operating Partnership and an increase in debt service requirements which could affect adversely the financial condition and results of operations of the Company and, consequently, the Company's ability to make expected distribution to Shareholders.

    DEPENDENCE ON KEY PERSONNEL; LIMITED EXPERIENCE OF MANAGEMENT

    The Company is dependent on the efforts of all of the Executive Officers. The loss of their services could have a material adverse effect on the operations of the Company. Currently, the Company has no intention to secure key-man life insurance for the Executive Officers in the near future.

    GREAT was formed in 1994. Management of GREAT has only two years experience in the operation of a REIT and the operation of a public company, although management and the Grove Companies have substantial experience in the acquisition and management of multi-family residential and mixed-use properties. See "MANAGEMENT--Trust Managers and Executive Officers." This relative lack of experience in REIT management and operation of a public company could adversely affect the operation and financial results of the Company.

    RETURN OF CAPITAL

    The Company anticipates that its distributions will continue to equal or exceed earnings and profits, in which case a portion of Shareholder distributions will represent a return of capital that may not be subject to federal income tax. Based on the Company's estimated cash flows from operating activities for the twelve months ending December 31, 1997 and the application of the net proceeds of the New Equity Investment and the Refinancing as described in "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Refinancing," the Company estimates that, with respect to distributions in respect of this twelve-month period, none of the distributions to be paid to the holders of Common Shares will represent a return of capital and the full amount of such distributions will, therefore, be subject to current federal income tax. The percentage of distributions that represent a return of capital may vary significantly from year to year.

    ADVERSE TAX CONSEQUENCES OF FAILURE TO QUALIFY AS A REIT

    Grove Property currently intends to continue operating so as to qualify as a REIT under the Code. See "--Adverse Consequences of Election to Revoke REIT Election by the Company." A REIT generally is not taxed at the corporate level on income it currently distributes to shareholders so long as it distributes at least 95% of its REIT taxable income. No assurance can be given that Grove Property will be able to operate in a manner so as to remain so qualified. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial or administrative interpretations. The determination of various factual matters and circumstances not entirely within the Company's control may affect its ability to continue to qualify as a REIT. The complexity of these provisions and of the applicable income tax regulations that have been promulgated under the Code is greater in the case of a REIT that holds its assets through a partnership. In addition, no assurance can be given that legislation, new regulations, administrative interpretations or court decisions will not change tax laws with respect to qualification as a REIT or the federal income tax consequences of such qualification. The Company, however, is not aware of any pending tax legislation that would adversely affect its ability to operate as a REIT.

    If the Company fails to qualify as a REIT in any taxable year, the Company will not be allowed a deduction for distributions to Shareholders in computing its taxable income and will be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at the applicable corporate rate. In addition, unless it were entitled to relief under certain statutory provisions, the Company also would be disqualified from treatment as a REIT for the four taxable years following the year during which qualification is lost. This disqualification would reduce the funds of the Company available for investment or distribution to Shareholders because of the additional tax liability to the Company for the year or years involved. If the Company were to fail to qualify as a REIT, it no longer would be subject to the distribution requirements of the Code, and to the extent that distributions to Shareholders would have been made in anticipation of the Company's qualifying as a REIT, the Company might be required to borrow funds or to liquidate certain of its assets to pay the applicable corporate tax.

    Although the Company currently intends to operate in a manner designed to continue to qualify as a REIT, it is possible that future economic market, legal, tax or other considerations may cause the Board, without the approval of the Shareholders, to decide to revoke the REIT election. See "--Adverse Consequences of Election to Revoke REIT Election by the Company."

    ADVERSE TAX CONSEQUENCES OF FAILURE TO QUALIFY AS PARTNERSHIPS

    If the IRS were to challenge successfully the status of the Operating Partnership or any Property Partnership as a partnership for federal income tax purposes, the Operating Partnership or the affected Property Partnership would be treated as an association taxable as a corporation. In such event, the character of the Company's assets and income would change, which could preclude the Company from satisfying the asset tests and possibly the income tests (as imposed by the REIT provisions of the Code) and, in turn, could prevent the Company from qualifying as a REIT for federal income tax purposes. The imposition of a corporate tax on the Operating Partnership or any of the Property Partnerships, with a concomitant loss of REIT status of the Company, would reduce substantially the amount of cash available for distribution to the Company and the Shareholders. See "FEDERAL INCOME TAX CONSIDERATIONS--Failure to Qualify."

    INABILITY TO MAKE REQUIRED DISTRIBUTIONS TO SHAREHOLDERS COULD AFFECT REIT
     STATUS;
     POTENTIAL REQUIREMENTS TO BORROW

    To obtain the favorable tax treatment accorded to a REIT under the Code, Grove Property generally will be required each year to distribute to Shareholders at least 95% of its REIT taxable income. The Company will be subject to income tax on any undistributed REIT taxable income and net capital gain, and to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by it with respect to any calendar year are less than the sum of 85% of its ordinary income plus 95% of its capital gain net income for the calendar year, plus 100% of its undistributed income from prior years.

    GREAT intends to make distributions to the Shareholders to comply with the distribution provisions of the Code and to avoid income taxes and the nondeductible 4% excise tax. The Company's income will consist primarily of the Company's share of the income of the Operating Partnership and the Company's cash flow will consist primarily of its share of distributions from the Operating Partnership. In turn, the Operating Partnership's income and cash flow will consist primarily of the Operating Partnership's share of the income and cash flow, respectively, of the Property Partnerships. Differences in timing between the receipt of income and the payment of expenses in arriving at taxable income (of the Company or the Operating Partnership) and the effect of nondeductible capital expenditures, the creation of reserves or required debt amortization payments could require the Company to borrow funds through the Operating Partnership on a short-term or long-term basis to meet the distribution requirements that are necessary to continue to qualify as a REIT. In such circumstances, the Company might need to borrow funds to avoid adverse tax consequences even if management believes that the then prevailing market conditions generally are not favorable for such borrowings or that such borrowings are not advisable in the absence of such tax considerations. If the Company is unable to obtain such borrowings, Grove Property could be disqualified from REIT treatment.

    Distributions by the Operating Partnership will be determined by the Company, as the sole general partner, through the Board, and will be dependent on a number of factors, including the amount of cash available for distribution, the Operating Partnership's financial condition and the financial condition of each Property Partnership, any decision by the Board to reinvest funds rather than to distribute such funds, the Operating Partnership's and the Property Partnerships' capital expenditure requirements, the annual distribution requirements under the REIT provisions of the Code and such other factors as the Board deems relevant. There is no assurance that the Company will be able to continue to satisfy the annual distribution requirement so as to qualify as a REIT. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of the Company."

    For federal income tax purposes, distributions paid to Shareholders may consist of ordinary income, capital gains, nontaxable return of capital or a combination thereof. The Company will provide the Shareholders with an annual statement indicating the tax character of the distributions.

    NECESSITY TO MAINTAIN OWNERSHIP LIMIT REQUIRED TO MAINTAIN REIT
     QUALIFICATION; ANTI-TAKEOVER EFFECT

    For the Company to maintain its qualification as a REIT, not more than 50% in value of the outstanding capital stock may be owned, actually or constructively under the applicable attribution rules of the Code, by five or fewer individuals (including certain tax-exempt entities, other than, in general, qualified domestic pension funds) at any time during the last half of any taxable year of the Company other than the first taxable year for which the election to be taxed as a REIT has been made (the "five or fewer" requirement). The Charter contains certain restrictions on the ownership and transfer of Common Shares or Preferred Shares (as defined) ("EQUITY SHARES"), described below, which are intended to prevent concentration of share ownership. These restrictions, however, may not ensure that the Company will be able to satisfy the "five or fewer" requirement in all cases. If the Company fails to satisfy such requirement the Company's status as a REIT will terminate, and the Company will not be able to prevent such termination.

    If the Company were to fail to qualify as a REIT in any taxable year, the Company would be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates, and would not be allowed a deduction in computing its taxable income for amounts distributed to the Shareholders. Moreover, unless entitled to relief under certain statutory provisions, the Company also would be ineligible for qualification as a REIT for the four taxable years following the year during which qualification was lost. Such disqualification would reduce the net earnings of the Company available for investment or distribution to the Shareholders due to the additional tax liability of the Company for the years involved. See "FEDERAL INCOME TAX CONSIDERATIONS--Failure to Qualify."

    The Charter does not permit any person to own (either actually or constructively under the applicable attribution rules of the Code) more than 5.0% of the number of outstanding Equity Shares (subject to adjustment by the Board) (the "OWNERSHIP LIMIT"), subject to certain exceptions. In addition, no Shareholder may sell, transfer, assign, devise or otherwise dispose of Equity Shares if such a disposition would result in (i) Common Shares and/or Preferred Shares being owned by less than 100 shareholders; (ii) the Company being "closely held" within the meaning of Section 856(h) of the Code or (iii) the Company's failing to qualify as a REIT. See "DESCRIPTION OF CAPITAL STOCK--Restrictions on Transfer."

    Currently under the Charter, any attempted transfer of shares by a person, or other change in the capital structure of Grove Property, which would violate one of the limitations described above will cause the shares purportedly transferred to be automatically converted into "EXCESS SHARES" or, under certain circumstances, the transfer resulting in such violation will be deemed void AB INITIO.Upon any transfer that results in Excess Shares pursuant to the foregoing, such Excess Shares will be deemed to have been transferred to the Company, as special trustee of a special trust and will be considered issued and outstanding shares. Such Excess Shares will not be entitled to voting, dividend or other distribution rights, and any dividend or other distribution paid prior to the discovery by the Company that the Common and/ or Preferred Shares have been transferred so as to be deemed Excess Shares must be repaid to the Company upon demand. For a description of certain amendments to be made to the "Excess Shares" provisions in connection with the Consolidation Transactions, see "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Description of the Charter Amendments--Description of Proposed Amendment to the Excess Shares Provision." The Board may waive the Ownership Limit with respect to a particular Shareholder if it is satisfied, based upon an opinion of counsel, receipt of a ruling from the Internal Revenue Service or other evidence satisfactory to it, that such ownership in excess of the Ownership Limit will not jeopardize the Company's status as a REIT. See "DESCRIPTION OF CAPITAL STOCK--Restrictions on Transfer."

    Limiting the ownership of more than 5.0% of the outstanding Equity Shares may (i) discourage a change of control of the Company, (ii) deter tender offers for Common Shares, which offers may be attractive to the Shareholders, or (iii) limit the opportunity for Shareholders to receive a premium for the Common Shares that might otherwise exist if an investor attempted to assemble a block of Common Shares in excess of the specified Ownership Limit or to effect a change of control of the Company.

    CERTAIN ANTI-TAKEOVER PROVISIONS MAY INHIBIT A CHANGE IN CONTROL OF THE
     COMPANY

    Certain provisions of the Charter, the Bylaws and the OP Partnership Agreement may have the effect of discouraging a third party from making an acquisition proposal for the Company and may thereby inhibit a change in control of the Company under circumstances that could give the holders of the

Common Shares the opportunity to realize a premium over the then-prevailing market prices of such Common Shares. Such provisions include the requirements regarding the staggered terms of the Board and removal of trust managers set forth in the Charter and the advance notice requirements for certain Shareholder proposals set forth in the Bylaws. See "CERTAIN PROVISIONS OF MARYLAND LAW AND OF GREAT'S DECLARATION OF TRUST AND BYLAWS--Board of Trust Managers."

    PREFERRED SHARES. The Charter permits the Board to issue up to 4.0 million preferred shares of beneficial interest, par value $.01 per share ("PREFERRED SHARES"), and to establish the preferences and rights (including the right to vote and the right to convert into Common Shares) of any such Preferred Shares issued. Thus, the Board could authorize the issuance of Preferred Shares with terms and conditions which could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority, of Common Shares might receive a premium for their Common Shares over the then-prevailing market price of such Common Shares. See "DESCRIPTION OF CAPITAL STOCK--Authorized Shares."

    OWNERSHIP LIMIT. The Ownership Limit imposed by the Charter for the purpose of preserving the Company's REIT qualification may also have the effect of precluding an acquisition of control of the Company without the approval of the Board. The Ownership Limit might deter tender offers for Common Shares, which offers may be advantageous to Shareholders, and might limit the opportunity for Shareholders to receive a premium for the Common Shares that might otherwise exist if an investor were attempting to assemble a block of Common Shares in excess of 5.0% of the outstanding Common Shares or otherwise effect a change of control of the Company. See "DESCRIPTION OF CAPITAL STOCK--Restrictions on Ownership and Transfer."

    STAGGERED BOARD. The Board has three classes of trust managers, whose terms will expire in 1997, 1998 and 1999, respectively. Trust managers for each class will be chosen for a three-year term upon the expiration of the current class' terms. The affirmative vote of two-thirds of the outstanding Common Shares is required for the election or removal of trust managers.

    POSSIBLE ENVIRONMENTAL LIABILITIES

    Under various Federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be required to investigate and clean up hazardous or toxic substances or petroleum product releases on, under, in or emitting from such property and may be held liable to a governmental entity or to third parties for property damage and for investigation and clean-up costs incurred by such parties in connection with the contamination. Such laws typically impose clean up responsibility and liability without regard to whether the owner knew of or caused the presence of the contaminants, and the liability under such laws has been interpreted to be joint and several unless the harm is divisible and there is a reasonable basis for an allocation of responsibility. The cost of investigation, remediation or removal of such substances may be substantial, and the presence of such substances or the failure to properly remediate the contamination on such property may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. Moreover, certain loan documents provide for recourse liability in connection with the presence of hazardous or toxic materials. Persons who arrange for the disposal treatment of hazardous or toxic substances at a disposal or treatment facility also may be liable for the costs of removal or remediation of a release of hazardous or toxic substances at such disposal or treatment facility, whether or not such facility is owned or operated by such person. In addition, some environmental laws create a lien on the contaminated site in favor of the government for damages and costs it incurs in connection with the contamination. Finally, the owner of a site may be subject to common law claims by third parties based on damages and costs resulting from environmental contamination emanating from a site. In connection with its ownership and operation of the Properties or any properties it acquires in the future, the Company may be potentially liable for such costs.

    Recently-enacted federal legislation will eventually require owners and landlords of residential housing constructed prior to 1978 to disclose to potential residents or purchasers of the properties any known lead-paint hazards, and will impose treble damages for failure to so notify. In addition, lead-based paint in any of the properties may result in lead poisoning in children residing in the property if chips or particles of such lead-based paint are ingested, and the Company may be held liable under state laws for any such injuries caused by ingestion of lead-base paint by children living at the properties. Lead paint tests have been conducted at most of the Properties over the past five years and have established compliance with all applicable state regulations for such Properties.

    All of the Properties have been subjected to Phase I environmental audits (which involves inspection without soil sampling or ground water analysis) by independent environmental consultants. A Phase II Limited Subsurface Investigation was performed at the Southington Apartments. The environmental audit reports have not revealed any significant environmental liability with respect to which the recommended maintenance action has not been taken, nor is the Company aware of any environmental liability that management believes would have, with proper maintenance, a material adverse effect on the Company's business, assets or results of operations.

    The environmental assessments also disclose that certain underground storage tanks, which have been removed from the Sandalwood Apartments, Fox Hill Commons and Ocean Reef Estates, need to be registered with the State of Connecticut Department of Environmental Protection (the "DEP"). The environmental assessments also disclose that four Properties include floor drains which need to be sealed or have permits obtained from the DEP.

    Certain environmental laws impose liability for release of asbestos-containing materials ("ACMS") into the air and third parties may seek recovery from owners or operators of real properties for personal injury suffered by reason of asbestos-containing materials. On account of its ownership and operation of the Properties, the Company, the Operating Partnership and the relevant Property Partnership potentially may be liable for such costs. The Company's environmental assessments have revealed the presence of "potentially friable" ACMs at Hamden I. "Friable" means that the asbestos is easily crumbled or reduced to powder. The Company believes that the ACMs have been further encapsulated by interior painting and does not plan to conduct any renovation projects which would disturb the ACMs, consistent with the Phase I assessment recommendation for Hamden I. See "THE COMPANY--Environmental Matters." GREAT also removed and replaced two underground fuel oil storage tanks at the Southington Apartments, although the Phase I assessment for the Southington Apartments recommended that only the fittings on these tanks be replaced.

    No assurance can be given (i) that existing environmental studies for the Properties reveal all environmental liabilities, (ii) any prior owner thereof or resident therein did not and will not in the future create any environmental condition with material adverse consequences to the Company or (iii) that future laws or regulations will not require any material expenditures or create any environmental liabilities to the Company in the future.

    POSSIBLE ADVERSE EFFECTS ON COMMON SHARE PRICE ARISING FROM SHARES AVAILABLE
     FOR CURRENT AND
     FUTURE SALE

    No prediction can be made as to the effect, if any, that future sales of Common Shares or the availability of such shares for future sale will have on the market price of the Common Shares. Sales of substantial amounts of Common Shares (including shares issued pursuant to the exchange of Common Units for Common Shares), or the perception that such sales would occur, may adversely affect prevailing market prices for the Common Shares. The Board has the authority, without Shareholder approval, to issue additional Common Shares and other Equity Shares, or to cause the Operating Partnership to issue additional Common Units or other classes of units of interest in the Operating Partnership in any manner it deems appropriate, including in exchange for property. Existing Shareholders will have no preemptive right to purchase shares or units issued in any such offerings, and any such offerings might cause a dilution of the Shareholders' investment in the Company.

    In connection with the Consolidation Transactions and assuming the New Equity Investment is represented by Common Shares, of the 3,953,463 Common Shares to be outstanding, 3,362,863 will have been issued without registration or are otherwise "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act, including 25,000 Common Shares acquired by Executive Officers in June 1994. In connection with the Consolidation Transactions, up to 6,215,954 Common Units may be issued. The Common Units issued to the Grove Companies, the New Equity Investors and the Limited Partners (in connection with the Exchange Offer) may be redeemed by such Unitholders for cash or, at the option of the Company, exchanged for Common Shares following the first anniversary of the consummation of the Consolidation Transactions. In addition, pursuant to the terms of the 1994 Plan, GREAT has granted the Executive Officers options to purchase an aggregate of 88,000 Common Shares and has granted the non-employee Trust Managers options to purchase an aggregate of 12,000 Common Shares, and expects to grant options to purchase an aggregate of 300,000 Common Shares in connection with the Consolidation Transactions pursuant to the 1996 Plan (collectively, the "Options"). The Common Shares held by the Executive Officers, the Common Shares issued in connection with the Consolidation Transactions, as well as those issuable upon exchange of Common Units or upon exercise of the Options, are "restricted securities," and may not be transferred by the holder unless they are registered under the Securities Act, or transferred in reliance upon an exemption from registration, including any exemption from registration provided under Rule 144.

    In general, upon satisfaction of certain conditions, Rule 144 permits the sale of certain amounts of restricted securities two years following the date of acquisition of the restricted securities from the Company, and after three years permits unlimited sales by persons not affiliated with the Company.

    The Company has agreed to file a registration statement under the Securities Act covering the issuance of Common Shares upon exchange of Common Units and/or the resale thereof, and the resale of Common Shares issued pursuant to the New Equity Investment. The Company also expects to file a registration statement under the Securities Act covering the issuance of Common Shares pursuant to the 1996 Plan. Future sales of restricted Common Shares could have an adverse effect on the market price of the Common Shares then outstanding. See "SHARES AVAILABLE FOR FUTURE SALE--Registration Rights."

    CHANGES IN INVESTMENT AND FINANCING POLICIES WITHOUT SHAREHOLDER APPROVAL

    The Board will determine the Company's investment and financing policies, its growth strategy, and its debt, capitalization, distribution and operating policies. Although the Board has no present intention to revise or amend these strategies and policies, the Board may do so at any time without a vote of the Shareholders. See "THE COMPANY--Policies With Respect to Certain Activities." Accordingly, Shareholders will have no control over changes in strategies and policies of the Company, and such changes may not serve the interests of all Shareholders and could adversely affect the Company's financial condition or results of operations.

    ISSUANCE OF ADDITIONAL SECURITIES. The Company has authority to offer its Common Shares or other equity or debt securities in exchange for property or otherwise. Similarly, the Company may cause the Operating Partnership to offer additional Common Units or preferred units of the Operating Partnership, including offers in exchange for property to sellers who seek to defer certain of the tax consequences relating to a property transfer. Existing Shareholders and holders of Common Units will have no preemptive right to acquire any such securities, and any such issuance of equity securities could result in dilution in an existing Shareholder's investment in the Company.

    RISKS INVOLVED IN ACQUISITIONS THROUGH PARTNERSHIPS OR JOINT VENTURES. In addition to its investments in the Property Partnerships, the Company may invest in apartment properties through partnership or joint ventures instead of purchasing apartment properties directly or through wholly-owned subsidiaries. Partnership or joint venture investments may, under certain circumstances, involve risks not otherwise present in a direct acquisition of properties. These include the risk that the Company's co-venturer or partner might become bankrupt; a co-venturer or partner might at any time have economic or business interests or goals which are inconsistent with the business interests or goals of the Company; and a co-venturer or partner might be in a position to take action contrary to the instructions or the requests of the Company or contrary to the Company's policies or objectives. The consent of Outside Partners who do not tender in the Exchange Offer and remain in the Property Partnerships may be required to approve certain major decisions of the Property Partnerships, thereby reducing the Company's flexibility in dealing with the Partnership Properties. See "--Limitation on Control of Partially-Owned Properties" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Information About the Property Partnerships." There is no limitation in the Charter as to the amount of investment the Company may make in joint ventures or partnerships.

    RISKS INVOLVED IN INVESTMENTS IN SECURITIES RELATED TO REAL ESTATE. The Company may pursue its investment objectives through the ownership of securities of entities engaged in the ownership of real estate. Ownership of such securities may not entitle the Company to control the ownership, operation and management of the underlying real estate. In addition, the Company may have no ability to control the distributions with respect to such securities, which may adversely affect the Company's ability to make required distributions to Shareholders. Furthermore, if the Company desires to control an issuer of securities, it may be prevented from doing so by the limitations on percentage ownership and gross income tests which must be satisfied by the Company in order for the Company to qualify as a REIT. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of the Company--Requirements for Qualification." The Company intends to operate its business in a manner that will not require the Company to register under the Investment Company Act of 1940 and Shareholders will therefore not have the protection of that Act.

    The Company may also invest in mortgages, and may do so as a strategy for ultimately acquiring the underlying property. In general, investments in mortgages include the risk that borrowers may not be able to make debt service payments or pay principal when due, the risk that the value of the mortgaged property may be less than the principal amount of the mortgage note securing such property, and the risk that interest rates payable on the mortgages may be lower than the Company's cost of funds to acquire these mortgages. In any of these events, cash available for distributions and the Company's ability to make required distributions to Shareholders could be adversely affected.

    UNINSURED LOSS

    The Company carries comprehensive liability, fire, flood (where appropriate and available) and extended coverage insurance (excluding rental loss) with respect to the Properties with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of extraordinary losses which may be either uninsurable or not economically insurable, such as those resulting from earthquakes, volcanos, floods, tidal waves, explosion of water pipes or nuclear hazards. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose both its investment in and anticipated profits and cash flow from a Property while it would continue to be obligated on any mortgage indebtedness or other financial obligations on such Property. Any such loss would adversely affect the Company. Moreover, as the general partner of the Operating Partnership, the Company generally will be liable for any of the Operating Partnership's unsatisfied obligations other than non-recourse obligations. Similarly, as the general partner of the Property Partnerships, the Operating Partnership generally will be liable for any of the Property Partnership's unsatisfied obligations other than non-recourse obligations. The Company's management believes that the Properties are insured adequately and in accordance with prevailing real estate industry standards for properties similar to the Properties.

    ADVERSE EFFECT ON TRADING MARKET FOR COMMON SHARES; REDUCTION IN PUBLIC
     FLOAT

    Reduction in Periodic Distributions.In response to the investment interests of certain potential investors in the Company, and the Company's evaluation of what it perceives to be a changing philosophy in REIT investments generally, the Company has decided, in connection with the Consolidation, to reduce periodic cash distributions per Common Share and to increase the reinvestment of its cash flow in the Company. The Company believes that this will enable it to achieve greater long-term capital appreciation for investors in the Company. However, there can be no assurance that the Company will be able to identify favorable investments in the future or that any capital appreciation will result from this strategy. See "--Risks of Equity Real Estate Investments; Adverse Impact on Ability to Make Distributions; Effect on Value of Properties--Future Property Acquisitions." Also, an adverse perception by the investing public of the reason for such decision, and the continuing interest of certain investors in owning relatively high-yield REIT common stock, may adversely affect the market price of the Common Shares and may cause reduced trading activity in the Common Shares on the AMEX. Such a reduction would reduce the liquidity of an investment in the Common Shares. One of the factors that currently may influence the price of the Common Shares in public markets is the amount of the Company's annual dividend distributions and the yield such distributions represent; accordingly, an increase in market interest rates may lead purchasers of Common Shares to demand a higher annual yield, which could affect adversely the market price of the Common Shares.

    REPURCHASE OF COMMON SHARES BY THE COMPANY. Additionally, following the consummation of the Consolidation Transactions, the Company and/or certain Executive Officers may from time to time seek to repurchase Common Shares, in market or privately negotiated transactions, if the Company or such Executive Officers believe at such time that the market price undervalues the Common Shares. In connection with its approval of the Consolidation Transactions and the related decision to decrease periodic cash distributions to Shareholders, the Board authorized the repurchase of up to 100,000 Common Shares following the consummation of the Consolidation Transactions. The Company has no obligation to repurchase any Common Shares. Any such Common Shares purchased by the Company or the Executive Officers would reduce the number of Common Shares available for trading in the public market. Moreover, if trading in the Common Shares were to fall below a certain level, the Company may be unable to maintain the standards for continued quotation on the AMEX, and the Common Shares could be subject to de-listing from the AMEX. If such de-listing were to occur, trading in the Common Shares would thereafter be conducted in the over-the-counter market on an electronic bulletin board established for securities that do not meet the listing requirements for the AMEX, or in what are commonly referred to as the "pink sheets." As a result, an investor would find it more difficult to dispose of, or to obtain accurate quotations for the price of, the Common Shares. In addition, such de-listing would subject the Common Shares to so called "penny stock" rules that impose additional sales practices and market making requirements on broker-dealers who sell and/or make a market in such securities. Consequently, de-listing from the AMEX could affect the ability or willingness of broker-dealers to sell and/or make a market in the Common Shares.

    ADVERSE CONSEQUENCES OF ELECTION TO REVOKE REIT ELECTION BY THE COMPANY

    The Board has the authority to revoke Grove Property's REIT election at any time without Shareholder approval. Although the Company currently intends to operate in a manner designed to continue to qualify as a REIT, the Company is aware that certain institutional investors have questioned whether it is preferable for a company to elect to be taxed as a corporation that is not qualified as a REIT so that the entity is not required to distribute to shareholders 95% of its REIT taxable income. These investor preferences, as well as economic, market, legal, tax or other considerations, may cause the Board at some time in the future to revoke the Company's REIT election.

    Such an election may be made by the Board, without any Shareholder vote. For a discussion of the adverse tax consequences which would result to the Company, and to cash available for distribution to

Shareholders, in connection with such an election by the Board, see "--Adverse Tax Consequences of Failure to Qualify as a REIT."

TERMS OF THE CONSOLIDATION TRANSACTIONS

    FORMATION OF THE OPERATING PARTNERSHIP

    In 1996, GREAT caused the formation of the Operating Partnership, to act as the operating partnership of the Company and the vehicle for the consolidation of ownership and/or control of the operations and assets of GREAT, the Property Partnerships and certain assets and liabilities of the Management Company. The Operating Partnership will be governed by the provisions of the OP Partnership Agreement. See "THE OP PARTNERSHIP AGREEMENT." Following the consummation of the Consolidation Transactions, the Operating Partnership will own, directly or indirectly, the GREAT Properties and the Partnership Properties currently owned by the Liquidating Partnerships, and expects to be, directly or indirectly, the sole general partner of the remaining Property Partnerships with control over the Properties owned thereby. As such, GREAT will exercise complete control over the Operating Partnership, with control over the Properties owned thereby and will have the authority to enter into a wide range of transactions, as described in "OP PARTNERSHIP AGREEMENT--Management."

    THE EXCHANGE OFFER

    GENERAL. Pursuant to the Exchange Offer, the Operating Partnership has offered to purchase, on the terms and conditions set forth in an Exchange Offer
dated             , 1996, from the Limited Partners, any or all outstanding
Property Partnership Units of each of the Property Partnerships in exchange for Common Units or, in the case of a tendering Limited Partner which is not an Accredited Investor and certain other Limited Partners, cash. The number of Common Units offered to each Limited Partner in the Exchange Offer was calculated based upon such Limited Partner's relative interest in the applicable Property Partnership as applied to the relative value of the Partnership Property owned by the Property Partnership as compared to the value of all of the Properties and other Consolidated Assets. Consolidation Valuations (as defined) were based principally on the relative valuation of such Properties determined by capitalizing pro forma net operating income, less reserves for capital expenditures, as of September 30, 1996 at capitalization rates ranging from 9.0% to 11.0%, and deducting the amount of debt allocable to the Property. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Exchange Offer" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties--Valuation of the Properties and Other Assets; Allocation of Common Units." The amount of cash offered to Limited Partners who are not Accredited Investors and certain other Limited Partners was calculated by multiplying the number of Common Units a Limited Partner would have otherwise received by $8.35, representing a valuation per Common Unit of $9.00, less 7.2%, which the Company estimates to be its costs attributable to raising the requisite capital for the cash purchase.

    PROPERTY PARTNERSHIP AMENDMENTS. The Property Partnership Agreement of each Property Partnership contains provisions which would restrict the Company's ability to obtain certain advantages anticipated to be available to it as a result of the Consolidation Transactions. Certain Property Partnership Agreements (i) would characterize contributions by the Operating Partnership to the applicable Property Partnership (including contributions in connection with the Refinancing) as non-interest bearing loans rather than a contribution to capital and (ii) could be construed to limit the authority of the general partner to authorize certain refinancings. Accordingly, the Exchange Offer as to each Property Partnership is conditioned upon the minimum number of Property Partnership Units of that Property Partnership being tendered and/or voted in favor of the applicable Property Partnership Amendment, so as to permit the amendment of that partnership's Property Partnership Agreement or the liquidation of that Property Partnership, as applicable, as described below (such number, with respect to each Property Partnership, the "MINIMUM PERCENTAGE CONDITION").

    In connection with the Exchange Offer, Limited Partners of each Property Partnership who tender their Property Partnership Units will also be consenting to the applicable Property Partnership Amendments. The Property Partnership Amendments will, among other things (if not already included in the respective Property Partnership Agreement), (i) permit the Operating Partnership to contribute to the capital of the Property Partnership the amounts contemplated by the Refinancing and thereby increase its percentage interest in the Property Partnership, (ii) authorize the Refinancing and the pledge of the Property Partnership's Property to secure certain obligations of the Company, including, without limitation, its obligations under the Credit Facility, (iii) specifically authorize the general partner of the Property Partnership to enter into transactions with related parties without the consent of the limited partners (other than a sale of all or substantially all of the assets of the Property Partnership), provided that the fee for property management services is not more than 6.0% of gross revenues, (iv) in the case of the Liquidating Partnerships only, permit the liquidation of the Property Partnership and the distribution "in-kind" of the respective Partnership Property or Properties to the Operating Partnership, (v) permit the Partnership Agreement of the Property Partnerships to be amended without an obligation to set forth the verbatim language of any proposed amendment and (vi) permit a dissolution of the Property Partnership with the consent of the limited partners.

    Limited Partners who elect not to tender their Property Partnership Units in the Exchange Offer will, upon consummation of the Consolidation Transactions,
(i) in the case of Liquidating Partnerships, receive a cash distribution in exchange for such Property Partnership Units upon the liquidation of the applicable Property Partnership and (ii) in the case of non-liquidating Property Partnerships, continue as "Outside Partners" of the applicable Property Partnership.

    NEW EQUITY INVESTMENT

    Pursuant to the New Equity Investment, GREAT and the Operating Partnership will sell Common Shares and Common Units totaling, in the aggregate, 3,333,333 Common Shares (giving effect to the exchange of all Common Units for Common Shares), and will grant rights with respect to such securities under the Registration Rights Agreement. The price will be $9.00 per Common Share or Common Unit, with total gross proceeds to the Company of $30.0 million.

    The Company expects that the Securities Purchase Agreement to be entered into in connection with the New Equity Investment will contain representations and warranties of the Company customary in similar transactions, and that each of the Company's and the New Equity Investors' obligations to effect the closing of the securities sales will be subject to various conditions. The Company expects that it will grant to the New Equity Investors certain registration rights that will enable the New Equity Investors to resell in registered offerings certain Common Shares acquired by them to the public under certain conditions. The Company will not effect any registration of the Common Shares issued pursuant to the New Equity Investment earlier than six months following the consummation of the Consolidation Transactions.

    [INFORMATION CONCERNING THE NEW EQUITY INVESTORS, TERMS OF THE SECURITIES PURCHASE AGREEMENT AND ANY RELATED AGREEMENTS TO BE ADDED BY AMENDMENT.]

    THE CONSOLIDATION

    In connection with the Consolidation Transactions, pursuant to the Contribution Agreement all of the assets and operations of GREAT, certain assets and liabilities of the Management Company and the interests of the Grove Companies in the Property Partnerships will be consolidated in the Company. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--The Contribution Agreement."

    GREAT will contribute to the Operating Partnership the GREAT Assets and the gross proceeds received by GREAT from the New Equity Investment. In exchange for the contribution of the GREAT Assets, GREAT will receive the sole general partnership interest in the Operating Partnership, evidenced by 620,130 Common Units, which is the number of issued and outstanding Common Shares outstanding after giving effect to the Stock Split (and assuming a $9.00 per Common Share purchase price in the New Equity Investment) but before giving effect to the balance of Consolidation Transactions. The exact number of Common Units to be issued to GREAT may vary slightly since GREAT will not issue fractional shares in connection with the Stock Split, but instead will pay cash in lieu of a fractional share on the basis of $9.00 per Common Share. In exchange for the contribution of the proceeds of the New Equity Investment, GREAT will receive a number of additional Common Units equal to the number of Common Shares issued by GREAT in the New Equity Investment.

    The Grove Companies will contribute to National Realty, a newly formed Delaware limited partnership (which will be wholly owned by the Management Owners), certain assets and liabilities of the Management Company currently used in connection with the provision of real estate brokerage services to GREAT, the Property Partnerships and the limited partnerships that own the Excluded Properties. The Grove Companies and the Board believe that the third party business to be conducted by National Realty, and the volatility of its earnings, makes it an inappropriate investment for the Company. Following the consummation of the Consolidation Transactions, National Realty will continue to provide real estate brokerage services to the Company, as well as to other parties, including the limited partnerships which own the Excluded Properties. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With The Grove Companies--National Realty" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Benefits to Related Parties; Conflicts of Interest; Interests of Certain Persons."

    Following such contribution of assets to National Realty, the Grove Companies will contribute to the Operating Partnership the remaining assets and liabilities of the Management Company and all of the Grove Companies' partnership interests (both as a general partner and as a limited partner) in each Property Partnership. In exchange for such contributions, the Grove Companies will receive an aggregate of 934,654 Common Units (with an aggregate value of approximately $8.4 million, on the basis of $9.00 per Common Unit).

    The respective obligations of GREAT and the Grove Companies to effectuate the above-described transfers pursuant to the Contribution Agreement are conditioned upon the concurrent completion of the Exchange Offer, approval and effectuation of the Property Partnership Amendments, approval of the Consolidation Transactions, the Charter Amendments and the 1996 Plan by the requisite vote of Shareholders of GREAT, the completion of the New Equity Investment for gross proceeds equal to not less than $18.5 million, the closing under the Credit Facility, and normal and customary conditions to the closing of real estate transactions, including the consents of various lenders. GREAT and the Grove Companies are in the process of obtaining such lender consents and expect to obtain all necessary consents prior to the consummation of the Consolidation Transactions. The Contribution Agreement also contains representations and warranties from the Grove Companies to the Operating Partnership concerning the operation of the Partnership Properties and environmental matters, as well as certain other covenants, representations and warranties customarily found in real estate purchase agreements. Claims for indemnification for any breach of these representations and warranties must be asserted within one year from discovery of such breach by the Board, but in no event more than two years from the date of the consummation of the Consolidation Transactions. In the event that any of the representations or warranties is breached, GREAT's recovery will be limited to recourse against the Common Units received by the Grove Companies. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--The Contribution Agreement."

    For a more detailed summary of certain terms and conditions of the Contribution Agreement, see "CERTAIN RELATIONSHIPS AND
TRANSACTIONS--Transactions With the Grove Companies--The Contribution
Agreement."

    THE CHARTER AMENDMENTS

    PROPOSAL TO DELETE THE THIRD PARTY APPRAISAL REQUIREMENT. The first proposed amendment to the Charter is to delete the requirement, contained in
Section 6.4(b) of the Charter, that GREAT is required to have received an independent third party appraisal before purchasing a property, the ownership of which is controlled by an executive officer of GREAT or an affiliate. Neither GREAT nor the Grove Companies has received such an appraisal with respect to any of the Partnership Properties in connection with the Consolidation Transactions or otherwise. Therefore, the approval of this amendment by the requisite vote of the Shareholders is a condition to the consummation of the Consolidation Transactions. The Board believes that its familiarity with the Properties and its expertise in the Company's geographic market enable the Board and, in particular, the Independent Trust Managers to assess the valuations to be attributed to the Properties, or any other property to be purchased by the Company, as well as or better than an independent third party appraiser. In reaching this conclusion, the Board noted that valuations derived from a third party appraisal may be inconsistent and may vary substantially as a result of a variety of factors. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Benefits to Related Parties; Conflicts of Interest; Interests of Certain Persons" and "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Reasons for the Charter Amendments."

    PROPOSAL TO CHANGE THE NAME OF GREAT. The second proposed amendment to the Charter is to change the name of GREAT to "Grove Property Trust." The Company believes that it is appropriate, in connection with the consummation of the Consolidation Transactions, to change the name of GREAT to reflect to new potential investors in the Company, and to the public generally, the transformation in size, diversification, strategy and investment philosophy which GREAT will experience as a result of the Consolidation Transactions. See "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Reasons for the Charter Amendments."

    PROPOSAL TO AMEND THE "EXCESS SHARES" PROVISIONS. The final proposed amendment to the Charter is to make certain amendments to the "Excess Shares" provisions of the Charter in response to certain rulings recently promulgated by the Internal Revenue Service, in order to minimize the risk that GREAT could fail the "closely held" test set forth in section 856 of the Code, and thereby fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain Executive Officers and their affiliates. See "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Reasons for the Charter Amendments--Reasons for the Proposed Amendment to the Excess Shares Provisions" "-- Description of the Charter Amendments--Description of the Proposed Amendment to the Excess Shares Provisions" and "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS--Taxation of the Company."

    See APPENDIX I for the full text of the Charter Amendments. The Charter Amendments are being considered together as a single proposal.

    THE REFINANCING

    REFINANCING. As part of the Consolidation Transactions, in connection with the Refinancing, the Company will refinance approximately $39.8 million of mortgage indebtedness of 17 Property Partnerships. On a pro forma basis as of September 30, 1996, after giving effect to the Consolidation Transactions, including the application of the proceeds from the New Equity Investment and borrowings under the Credit Facility, including the Refinancing, the aggregate indebtedness of the Company would be approximately $32.7 million, of which $18.5 million is variable rate debt secured, directly or indirectly, by mortgages on 17 of the Properties.

    GREAT expects that the Credit Facility will consist of two separate loans:
(i) a revolving, acquisition mortgage loan facility of up to $25.0 million (the Revolving Credit Facility) and (ii) a ten-year term mortgage loan of approximately $15.1 million (the Long-Term Facility), each of which is more fully described below. The Revolving Credit Facility will be recourse to the Operating Partnership, Grove Property and the Property Partnerships.

    REVOLVING CREDIT FACILITY. The Company expects to enter into an agreement for a three-year term, Revolving Credit Facility for up to $25.0 million (subject to a maximum of 60% of the appraised value of the collateral, to be determined prior to the closing and then from time to time during the term), secured by a blanket first mortgage on the eight Properties which are not being pledged as security in connection with the Long-Term Facility, a collateral assignment of the leases and rents associated with such Properties and a first priority security interest in all personal property located at such Properties related to the operation of the real property, and a full guarantee of Grove Property. Borrowings under the Revolving Credit Facility will bear interest at a floating rate equal to 1.20% per annum above the 30-, 60- or 90-day LIBOR rate. Interest under the Revolving Credit Facility is payable monthly. The Operating Partnership is required to maintain Debt Service Coverage (to be defined in Revolving Credit Facility) of at least 1.60 to 1.0 on the Properties that constitute the collateral for the facility and to maintain aggregate minimum occupancy for the collateral pool of 90%, with not less than 80% occupancy for any single Property. The lender under the Revolving Credit Facility may require the Operating Partnership to obtain interest rate protection for the outstanding borrowings, although it is not anticipated that any such interest rate protection will be in place at the time of the closing under the Revolving Credit Facility and the consummation of the Consolidation Transactions. All of the facility will be available to supplement net cash generated from the operations of the Operating Partnership to fund future property acquisitions, and up to $4.0 million is expected to be available to fund working capital requirements of the Company. It is expected that the Company will draw down $3.4 million of the Revolving Credit Facility at closing to make certain payments in connection with the Refinancing. During the term of the Revolving Credit Facility, Grove Property (as a guarantor thereunder) will be required to maintain a Debt to Tangible Net Worth Coverage (to be defined in the Revolving Credit Facility) of less than 1.25 to 1.0 and to distribute to Shareholders not more than 95% of FFO. Amounts outstanding from time to time under the Revolving Credit Facility may be prepaid by the Company without penalty or premium. The closing under the Revolving Credit Facility will be subject to certain conditions, including without limitation the receipt by the lender of satisfactory independent appraisals of the values of, and "Phase I" environmental assessments on, the Properties constituting the collateral. The loan documents to be entered into by the Company and the lender in connection with the Revolving Credit Facility will contain such other representations and warranties, conditions and covenants as are customarily found in similar financing documents. Additionally, the closing of the Revolving Credit Facility will be conditioned on the consummation by the Company of the Consolidation Transactions.

    LONG-TERM FACILITY. The Company has obtained a commitment for a ten-year term mortgage loan in the approximate amount of $15.1 million (subject to a maximum loan to value of 60%), secured by first mortgages on nine Properties, collateral assignments of the leases and rents associated with such Properties and a security interest in all personal property and improvements associated with such Properties. The Long-Term Facility will be cross-collateralized and cross-defaulted, but will be non-recourse to Grove Property and the Operating Partnership except for recourse with respect to waste, misapplication of rents, insurance proceeds and/or condemnation proceeds, environmental problems and liabilities, failure to use property income to pay property expenses and fraud. Under the terms of the Long-Term Facility, neither the borrowers nor any general or limited partners of the borrowers will be permitted to obtain secondary financing or pledge their equity interests in the Properties constituting the collateral toward any other debt. The Long-Term Facility will bear interest at a rate equal to the one-month LIBOR rate plus 114 basis points, and interest only is payable monthly throughout the term. Upon the closing of the Long-Term Facility, a "lockbox" will be established and all funds relating to Properties constituting collateral will be swept daily into an account with the lender and may be applied by the lender in the event of certain payment defaults. The Company will not be permitted to prepay amounts outstanding under the Long-Term Facility during the first three years of the term; thereafter, prepayment will be permitted without penalty or premium. The Long-Term Facility will provide that each Property which constitutes collateral thereunder must be managed by the Company or an affiliate, except that the lender may compel the Company to engage a new manager for any Property if such Property fails to maintain a certain minimum debt service coverage ratio. The closing under the Long-Term Facility will be subject to certain conditions, including without limitation the receipt by the lender of satisfactory independent appraisals of the values of, and "Phase I" environmental assessments on, the Properties constituting the collateral, and the completion of certain other due diligence to be performed by the lender . The loan documents to be entered into by the Company and the lender in connection with the Long-Term Facility will contain such other representations and warranties, conditions and covenants as are customarily found in similar financing documents.

    INTEREST RATE PROTECTION. In connection with the Long-Term Facility which will bear interest at a variable rate, the Company will enter into an interest rate swap (the "INTEREST SWAP") with a third party lender for a "notional" principal amount equal to the $15.1 million principal amount of the Long-Term Facility, to hedge the risk of an increase in interest rates to a variable rate index (one-month LIBOR). The Interest Swap will be a separate, stand alone agreement pursuant to which the Company and the third party lender will exchange net future interest payments so that, in effect, the Company will fix its interest rate at a fixed rate per annum to be determined prior to the closing under the Long-Term Facility and the consummation of the Consolidation Transactions. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Potential Adverse Effects of the Consolidation Transactions; Risk Factors--Real Estate Financing Risks--Variable Rate Debt." The Interest Swap is expected to be for a ten-year term and may therefore continue in effect after the Long-Term Facility is repaid.

    CURRENT INDEBTEDNESS. The following table sets forth certain information concerning the current financing arrangements for the GREAT Properties and the Property Partnerships:

                              CURRENT INDEBTEDNESS

                                                       OUTSTANDING
                                                        PRINCIPAL
                                                         AMOUNT
                                           ORIGINAL      (AS OF      INTEREST RATE (AS
                                          PRINCIPAL   SEPTEMBER 30,  OF SEPTEMBER 30,   INTEREST    MONTHLY   MATURITY
NAME OF PROPERTY                            AMOUNT        1996)            1996)        RATE TERM   PAYMENT     DATE
----------------------------------------  ----------  -------------  -----------------  ---------  ---------  ---------
GREAT PROPERTIES

Dogwood Hills Apartments (1)............      --           --               --             --         --         --

Hamden Center Apartments (1)............      --           --               --             --         --         --

Baron Apartments (2)....................  $1,250,000   $ 1,217,906            4.00%     June-97    $   4,167  June-97

                                                                              7.25%     June-13        8,527  June-13

Cambridge Estates (1)...................   4,500,000     4,457,572            7.04%     Jan-06     $  31,920  Jan-06
                                          ----------  -------------                                ---------

Subtotal................................  $5,750,000   $ 5,675,478                                 $  40,447
                                          ----------  -------------                                ---------

PROPERTY PARTNERSHIP PROPERTIES

Grove Avon Associates Limited
Partnership
(Avonplace Condominiums) (76%)..........  $6,000,000   $ 5,839,173            7.67%     Floating   $  45,364  Oct-02

Burgundy Associates Limited Partnership
(Burgundy Studio Apartments) (62%)......   1,500,000     1,481,850            7.67%     Floating      11,842  Nov-05

Grove-Ellington Associates Limited
Partnership
(Arbor Commons) (100%)..................     900,000       883,857            9.27%     Nov-96         7,720  Nov-99

Grove-Enfield Associates Limited
Partnership
(Fox Hill Apartments) (77%).............   6,000,000     5,747,114            7.47%     Nov-98        44,166  Nov-00

Grove-Longmeadow Associates Limited
Partnership
(The Longmeadow Shops) (25%)............   4,000,000     4,000,000            7.50%     Jan-99        25,000  Jan-99

Grove-Manchester Associates Limited
Partnership
(208-210 Main Street Apartments)
(100%)..................................     800,000       786,059            9.27%     Nov-96         6,862  Nov-99

Grove-Newington Associates Limited
Partnership
(Woodbridge Apartments) (100%)..........   3,000,000     2,784,774            8.49%     Feb-97        21,850  Sept-01

Grove Opportunity Fund II Limited
Partnership
(Royale Apartments) (61%)...............   1,850,000     1,772,032            7.22%     Dec-98        13,336  Dec-00

Grove Opportunity Fund II Limited
Partnership
(Dean Estates II Apartments) (61%)......   1,200,000     1,154,469            7.37%     Dec-98         8,713  Dec-03

Grove-Plainville Associates Limited
Partnership
(Colonial Village Apartments) (100%)....   3,432,000     3,353,925            7.41%     Floating      26,952  May-00

Grove Properties III Associates Limited
Partnership
(Bradford Commons) (59%)................   2,028,000     1,977,936            8.19%     May-98        17,204  May-00

Grove Properties III Associates Limited
Partnership (Loomis Manor) (59%)........   2,143,030     1,998,791            8.49%     Feb-97        15,493  Sept-01

Grove Taunton Limited Partnership
(Dean Estates Apartments) (100%)........   2,080,000     2,060,980            7.09%     Dec-00        14,821  Dec-00

Grove-Vernon Associates Limited
Partnership
(Fox Hill Commons) (100%)...............   2,340,000     2,271,234            7.41%     Floating      19,617  May-00


                                          GENERAL PARTNER
NAME OF PROPERTY                            GUARANTEE %
----------------------------------------  ---------------
GREAT PROPERTIES
Dogwood Hills Apartments (1)............        --
Hamden Center Apartments (1)............        --
Baron Apartments (2)....................            15%
                                                --
Cambridge Estates (1)...................        --

Subtotal................................

PROPERTY PARTNERSHIP PROPERTIES
Grove Avon Associates Limited
Partnership
(Avonplace Condominiums) (76%)..........            50%
Burgundy Associates Limited Partnership
(Burgundy Studio Apartments) (62%)......            50%
Grove-Ellington Associates Limited
Partnership
(Arbor Commons) (100%)..................           100%
Grove-Enfield Associates Limited
Partnership
(Fox Hill Apartments) (77%).............           100%
Grove-Longmeadow Associates Limited
Partnership
(The Longmeadow Shops) (25%)............             0%
Grove-Manchester Associates Limited
Partnership
(208-210 Main Street Apartments)
(100%)..................................           100%
Grove-Newington Associates Limited
Partnership
(Woodbridge Apartments) (100%)..........            25%
Grove Opportunity Fund II Limited
Partnership
(Royale Apartments) (61%)...............           100%
Grove Opportunity Fund II Limited
Partnership
(Dean Estates II Apartments) (61%)......            50%
Grove-Plainville Associates Limited
Partnership
(Colonial Village Apartments) (100%)....           100%
Grove Properties III Associates Limited
Partnership
(Bradford Commons) (59%)................           100%
Grove Properties III Associates Limited
Partnership (Loomis Manor) (59%)........             0%
Grove Taunton Limited Partnership
(Dean Estates Apartments) (100%)........           100%
Grove-Vernon Associates Limited
Partnership
(Fox Hill Commons) (100%)...............           100%

                                                       OUTSTANDING
                                                        PRINCIPAL
                                                         AMOUNT
                                           ORIGINAL      (AS OF      INTEREST RATE (AS
                                          PRINCIPAL   SEPTEMBER 30,  OF SEPTEMBER 30,   INTEREST    MONTHLY   MATURITY
NAME OF PROPERTY                            AMOUNT        1996)            1996)        RATE TERM   PAYMENT     DATE
----------------------------------------  ----------  -------------  -----------------  ---------  ---------  ---------
Grove-West Hartford Associates Limited
Partnership
(Park Place West) (100%)................  $1,725,000   $ 1,694,062            9.27%     Nov-96     $  14,796  Nov-99

Grove-West Springfield Associates
Limited Partnership
(Van Deene Manor) (43%).................   3,750,000     3,613,258            7.53%     Dec-98        27,785  Dec-00

Grove-Westfield Associates Limited
Partnership
(Security Manor) (43%)..................   1,998,000     1,924,291            7.53%     Dec-98        14,804  Dec-00

Nautilus Properties Limited Partnership
(Sandalwood Apartments) (61%) (3).......     640,000       640,000            6.90%     Floating       4,483  Oct-05

Shoreline London Associates Limited
Partnership
(Ocean Reef Apartments) (61%) (4).......   3,100,000     2,971,967            7.49%     Sept-05       17,720  Sept-05

Grove Westwynd Associates Limited
Partnership
(Westwynd Apartments) (59%).............   1,300,000     1,276,684            9.27%     Nov-96        11,151  Nov-96
                                          ----------  -------------                                ---------

Subtotal................................  $49,786,030  $48,232,456                                 $ 369,678
                                          ----------  -------------                                ---------

TOTAL...................................  $55,536,030  $53,907,934                                 $ 410,125
                                          ----------  -------------                                ---------
                                          ----------  -------------                                ---------

                                          GENERAL PARTNER
NAME OF PROPERTY                            GUARANTEE %
----------------------------------------  ---------------
Grove-West Hartford Associates Limited
Partnership
(Park Place West) (100%)................           100%
Grove-West Springfield Associates
Limited Partnership
(Van Deene Manor) (43%).................            50%
Grove-Westfield Associates Limited
Partnership
(Security Manor) (43%)..................            50%
Nautilus Properties Limited Partnership
(Sandalwood Apartments) (61%) (3).......           100%
Shoreline London Associates Limited
Partnership
(Ocean Reef Apartments) (61%) (4).......            20%
Grove Westwynd Associates Limited
Partnership
(Westwynd Apartments) (59%).............           100%
Subtotal................................
TOTAL...................................

------------------------------

(1) The Cambridge Estates debt is also secured by a first mortgage lien on the Dogwood Hills Apartments and Hamden Center Apartments Properties.

(2) The debt on the Baron Apartments is fixed at 4% through June 1997 at which time the rate adjusts to 7.25%. Payments of interest only are due monthly through June 1997. Subsequently, principal and interest payments are due monthly in accordance with a 30-year amortization schedule.

(3) As of September 30, 1996, the Sandalwood Apartments Property was not encumbered. In October 1996, a $640,000 loan, secured by the Property, was obtained to cover the cost of substantially renovating the Property. The amounts included in this table includes such new $640,000 mortgage.

(4) As of September 30, 1996, the Ocean Reef Apartments Property had $600,000 less debt than listed above. In October 1996, an additional $600,000 second mortgage loan was placed on such Property. The amount included in this table includes such new $600,000 second mortgage.

    ANTICIPATED PRO FORMA INDEBTEDNESS. The following table sets forth certain information regarding the indebtedness encumbering the Properties which is expected to be outstanding upon the consummation of the Consolidation Transactions, assuming gross proceeds of $30.0 million from the New Equity Investment. The principal balance of the indebtedness secured by the various Partnership Properties included as security for the Credit Facility will vary, depending upon the number of Limited Partners who receive cash (rather than Common Units) in exchange for their Property Partnership Units. The principal balances included in the table assume that all Limited Partners who are offered cash in exchange for their Property Partnership Units will elect to take cash rather than Common Units, and allocate the Long-Term Facility and $3.4 million of the Revolving Credit Facility to each Property on a pro rata basis.

                         INDEBTEDNESS AFTER REFINANCING

                                                          OUTSTANDING
                                                           PRINCIPAL
                                                         AMOUNT (AS OF                                                EXEC. OFF.
                                                         SEPTEMBER 30,   INTEREST    INTEREST    MONTHLY   MATURITY    GUARANTEE
NAME OF PROPERTY                                             1996)         RATE      RATE TERM   PAYMENT     DATE        % (3)
-------------------------------------------------------  -------------  -----------  ---------  ---------  ---------  -----------

GREAT PROPERTIES

Dogwood Hills Apartments...............................   $   --            --          --      $  --         --          --

Hamden Center Apartments...............................       --            --          --         --         --          --

Baron Apartments.......................................     1,217,906        4.00%   June-13        4,167  June-97           15%

                                                                             7.25%   June-13        8,527  June-13            0%

Cambridge Estates......................................     4,457,572        7.04%   Jan-06        31,920  Jan-06             0%
                                                         -------------                          ---------

Subtotal...............................................   $ 5,675,478                           $  40,447
                                                         -------------                          ---------

PROPERTY PARTNERSHIP PROPERTIES (2)

Grove Avon Associates Limited Partnership
(Avonplace Associates) (76%)...........................   $ 1,074,961        7.90%   (1)        $   7,077  Jan-07             0%

Burgundy Associates Limited Partnership
(Burgundy Studio Apartments) (62%).....................     1,316,853        7.90%   (1)            8,669  Jan-07            13%

Grove-Ellington Associates Limited Partnership
(Arbor Commons) (100%).................................       142,621        7.90%   (1)              939  Jan-07             0%

Grove-Enfield Associates Limited Partnership
(Fox Hill Apartments) (77%)............................     1,033,134        7.90%   (1)           29,831  Jan-07             0%

Grove-Longmeadow Associates Limited Partnership
(The Longmeadow Shops) (25%)...........................     4,000,000        7.50%   Jan-99        25,000  Jan-99             0%

Grove-Manchester Associates Limited Partnership
(208-210 Main Street Apartments) (100%)................       146,712        7.90%   (1)              966  Jan-07             0%

Grove-Newington Associates Limited Partnership
(Woodbridge Apartments) (100%).........................     1,850,021        7.90%   (1)           12,179  Jan-07            13%

Grove Opportunity Fund II Limited Partnership
(Royale Apartments) (61%)..............................       363,713        7.90%   (1)            2,394  Jan-07             0%

Grove Opportunity Fund II Limited Partnership
(Dean Estates II Apartments) (61%).....................       194,077        7.90%   (1)            5,604  Jan-07             0%

Grove-Plainville Associates Limited Partnership
(Colonial Village Apartments) (100%)...................     2,463,774        7.90%   (1)           16,042  Jan-07            13%

Grove Properties III Associates Limited Partnership
(Bradford Commons) (59%)...............................     1,461,342        7.90%   (1)            9,621  Jan-07            13%

Grove Properties III Associates Limited Partnership
(Loomis Manor) (59%)...................................     1,408,707        7.90%   (1)            9,274  Jan-07            13%

Grove Taunton Limited Partnership
(Dean Estates Apartments) (100%).......................     2,060,980        7.09%   Dec-00        14,821  Dec-00           100%

Grove-Vernon Associates Limited Partnership
(Fox Hill Commons) (100%)..............................   $ 1,033,134        7.90%   (1)        $  29,831  Jan-07             0%

                                                          OUTSTANDING
                                                           PRINCIPAL
                                                         AMOUNT (AS OF                                                EXEC. OFF.
                                                         SEPTEMBER 30,   INTEREST    INTEREST    MONTHLY   MATURITY    GUARANTEE
NAME OF PROPERTY                                             1996)         RATE      RATE TERM   PAYMENT     DATE        % (3)
-------------------------------------------------------  -------------  -----------  ---------  ---------  ---------  -----------
Grove-West Hartford Associates Limited Partnership
(Park Place West) (100%)...............................       348,851        7.90%   (1)            2,297  Jan-07             0%

Grove-West Springfield Associates Limited Partnership
(Van Deene Manor) (43%)................................     2,751,962        7.90%   (1)           18,117  Jan-07            13%

Grove-Westfield Associates Limited Partnership
(Security Manor) (43%).................................     1,258,520        7.90%   (1)            8,285  Jan-07            13%

Nautilus Properties Limited Partnership
(Sandalwood Apartments) (61%)..........................        94,619        7.90%   (1)              623  Jan-07             0%

Shoreline London Associates Limited Partnership
(Ocean Reef Apartments) (61%)..........................     2,371,967        7.49%   Sept-05       17,720  Sept-05            0%

Grove Westwynd Associates Limited Partnership
(Westwynd Apartments) (59%)............................       936,969        7.90%   (1)            6,168  Jan-07            13%
                                                         -------------                          ---------

Subtotal...............................................   $26,974,516                           $ 206,962
                                                         -------------                          ---------

TOTAL..................................................   $32,649,994                           $ 247,409
                                                         -------------                          ---------
                                                         -------------                          ---------

------------------------------

(1) The interest rate on the refinanced debt will be a floating rate of between 114 basis points and 120 basis points over the 30-day LIBOR rate. At September 30, 1996, the 30-day LIBOR was approximately 5.5%. The interest rate reflected assumes the Company will hedge its interest rate risk and that the effective interest rate, after hedging expenses, will be approximately 7.9%.

(2) The pro forma principal balance of the refinanced loans secured by each Property (see note 1) will vary depending on which Properties are pledged to secure the Long-Term Credit Facility and the Revolving Credit Facility, respectively. The principal balances for the refinanced loans included in this table are allocated to each Property on a pro rata basis. The actual principal due on each refinanced Property loan may be different on a Property by Property basis, depending on lender requirements; however, the total amount of debt outstanding will be the same.

(3) This generally represents a "last dollar" guarantee by certain Executive Officers, which is being issued in connection with the Credit Facility, principally to enable such persons to avoid taxable income upon exchange of Property Partnership Units for Common Units in connection with the Consolidation.

    STOCK SPLIT

    Immediately prior to the consummation of the Consolidation Transactions, GREAT will declare and effect the Stock Split with respect to GREAT's 525,000 currently issued and outstanding Common Shares. The Stock Split is intended, in part, to reduce the immediate impact to current Shareholders of the Company's decision to reduce quarterly distributions by Grove Property from the current level of $.92 per Common Share to $.63 per Common Share ($.74 per Common Share before giving effect to the Stock Split) and to give effect to the Board's conclusion as to the Consolidation Valuation of the GREAT Assets in light of the $9.00 per Common Share purchase price in the New Equity Investment. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Reasons for the Consolidation Transactions; Recommendation of the Board--Investor Interest" and "THE COMPANY--Business Objectives and Operating Strategies." The actual number of shares issued pursuant to the Stock Split will increase or decrease, as appropriate, if the purchase price per Common Share in the New Equity Investment is less or more than $9.00. The Company will not issue fractional shares in connection with the Stock Split, but rather will pay cash in lieu of a fractional share on the basis of $9.00 per Common Share. The Company expects that such cash payments in lieu of fractional shares will total less than $10,000.

    CONDITIONS TO CONSUMMATION OF THE CONSOLIDATION TRANSACTIONS

    Unless otherwise indicated, the various transactions comprising the Consolidation Transactions will occur on or about the same date, and be deemed to occur simultaneously. It is a condition to the consummation of each of the various transactions comprising the Consolidation Transactions that each of the other transactions which comprise the Consolidation Transactions occur. Therefore, the consummation by GREAT, the Operating Partnership, the Management Company and the Grove Companies of the Consolidation Transactions is conditioned upon, among other things:

    STOCK SPLIT. The declaration and effectuation by GREAT of the Stock Split, immediately prior to the consummation of the Consolidation Transactions.

    PROPERTY PARTNERSHIP AMENDMENTS. Approval, in connection with the Exchange Offer, of the Property Partnership Amendments by the requisite vote of Limited Partners of each Property Partnership, and the effectuation of the Property Partnership Amendments and the liquidation of the Liquidating Partnerships.

    NEW EQUITY INVESTMENT. Completion of the New Equity Investment by the Operating Partnership and GREAT, resulting in aggregate gross proceeds of not less than $18.5 million.

    SHAREHOLDER APPROVAL. Shareholder approval at the Special Meeting of the Consolidation Transactions, the Charter Amendments and the 1996 Plan.

    THIRD PARTY CONSENTS. Receipt of all required material consents of third parties to the Consolidation Transactions or any of the transactions comprising the Consolidation Transactions.

    REFINANCING. Completion of the Refinancing, including, without limitation, the closing of the Credit Facility.

THE PROPERTIES

    DESCRIPTION OF THE PROPERTIES

    Set forth below is certain information concerning the GREAT Properties and the Partnership Properties to be owned or, in the case of certain of the Partnership Properties, controlled, directly or indirectly, by GREAT and the Operating Partnership upon the consummation of the Consolidation Transactions. GREAT's percentage interest in each Partnership Property will depend upon the Property Partnership Units tendered by the Limited Partners in the Exchange Offer. The percentage ownership interests reflected below for each Partnership Property represents (i) the interests to be contributed to the Operating Partnership pursuant to the Contribution Agreement plus (ii) the interests to be issued to the Operating Partnership in connection with the Refinancing of certain Property Partnership indebtedness, assuming an aggregate of $30.0 million is raised pursuant to the New Equity Investment. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Refinancing."

                                   PROPERTIES

                                                 DATE OF                                WEIGHTED
NAME OF PROPERTY AND                          CONSTRUCTION/                   TOTAL      AVERAGE        1995       SEPTEMBER 30,
PERCENTAGE OWNERSHIP                              MAJOR                     RENTABLE    UNIT SIZE      AVERAGE         1996
INTERESTS                  MARKET AREA        RENOVATION(1)    # OF AP'TS.   SQ. FT.    (SQ. FT.)   OCCUPANCY(2)   OCCUPANCY(2)
---------------------  -------------------  -----------------     -----     ---------  -----------  -------------  -------------
GREAT PROPERTIES

Dogwood Hills
Apartments (100%)....  Hamden, CT                    1993              46      61,198       1,330          100%         97.83%

Hamden Center
Apartments (100%)....  Hamden, CT                    1993              65      56,730         873        96.92%         95.38%

Baron Apartments
(100%)...............  Southington, CT               1994              54      50,304         932        97.38%           100%

Cambridge Estates
(100%)...............  Norwich, CT                   1992              92      86,378         939        98.91%           100%
                                                                    -----   ---------       -----   -------------  -------------

Subtotal/Weighted
Average..............                                                 257     254,610         991        98.28%         98.44%
                                                                    -----   ---------       -----   -------------  -------------
                                                                    -----   ---------       -----   -------------  -------------

PROPERTY PARTNERSHIP
PROPERTIES

Grove Avon Associates
Limited Partnership
(Avonplace
Condominiums)(76%)...  Avon, CT                      1995             146     169,296       1,160        96.74%         97.24%

Burgundy Associates
Limited Partnership
(Burgundy Studio
Apartments) (62%)....  Middletown, CT                1996             102      45,141         443        98.53%         96.08%

Grove-Ellington
Associates Limited
Partnership
(Arbor Commons)
(100%)...............  Ellington, CT                 1988              28      21,840         780        98.21%         96.43%

Grove-Enfield
Associates Limited
Partnership
(Fox Hill Apartments)
(77%)................  Enfield, CT                   1991             168     133,712         796        93.65%         98.81%

Grove-Manchester
Associates Limited
Partnership
(208-210 Main Street
Apartments) (100%)...  Manchester, CT                1988              28      26,002         929        96.43%           100%

Grove-Newington
Associates Limited
Partnership
(Woodbridge
Apartments) (100%)     Newington, CT                 1991              73      57,825         792        97.72%         97.26%

Grove Opportunity
Fund II Limited
Partnership
(Royale Apartments)
(61%)                  Cranston, RI                  1993              76      87,438       1,151        98.69%         94.29%

                         NINE MONTHS                       1996 THIRD
                       ENDED SEPTEMBER   1995 AVERAGE    QUARTER MONTHLY
NAME OF PROPERTY AND      30, 1996       MONTHLY RENT     RENT PER SQ.
PERCENTAGE OWNERSHIP       AVERAGE       PER SQ. FT./         FT./
INTERESTS               OCCUPANCY(2)     PER AP'T.(3)     PER AP'T.(3)
---------------------  ---------------  ---------------  ---------------
GREAT PROPERTIES
Dogwood Hills
Apartments (100%)....        98.55%        $    0.53        $    0.54
Hamden Center
Apartments (100%)....        96.92%             0.72             0.73
Baron Apartments
(100%)...............        96.91%             0.71             0.74
Cambridge Estates
(100%)...............        97.95%             0.74             0.76
                             ------            -----            -----
Subtotal/Weighted
Average..............        97.58%        $    0.68        $    0.70
                             ------            -----            -----
                             ------            -----            -----
PROPERTY PARTNERSHIP
PROPERTIES
Grove Avon Associates
Limited Partnership
(Avonplace
Condominiums)(76%)...        98.10%        $    0.71        $    0.72
Burgundy Associates
Limited Partnership
(Burgundy Studio
Apartments) (62%)....        97.22%             0.93             0.97
Grove-Ellington
Associates Limited
Partnership
(Arbor Commons)
(100%)...............        97.62%             0.87             0.88
Grove-Enfield
Associates Limited
Partnership
(Fox Hill Apartments)
(77%)................        97.09%             0.80             0.81
Grove-Manchester
Associates Limited
Partnership
(208-210 Main Street
Apartments) (100%)...        98.81%             0.80             0.82
Grove-Newington
Associates Limited
Partnership
(Woodbridge
Apartments) (100%)           95.74%             0.89             0.90
Grove Opportunity
Fund II Limited
Partnership
(Royale Apartments)
(61%)                        97.78%             0.58             0.60

                                                 DATE OF                                WEIGHTED
NAME OF PROPERTY AND                          CONSTRUCTION/                   TOTAL      AVERAGE        1995       SEPTEMBER 30,
PERCENTAGE OWNERSHIP                              MAJOR                     RENTABLE    UNIT SIZE      AVERAGE         1996
INTERESTS                  MARKET AREA        RENOVATION(1)    # OF AP'TS.   SQ. FT.    (SQ. FT.)   OCCUPANCY(2)   OCCUPANCY(2)
---------------------  -------------------  -----------------     -----     ---------  -----------  -------------  -------------
Grove Opportunity
Fund II Limited
Partnership
(Dean Estates II
Apartments) (61%)....  Cranston, RI                  1994              48      56,172       1,170        92.88%         97.92%

Grove-Plainville
Associates Limited
Partnership
(Colonial Village
Apartments) (100%)...  Plainville, CT                1989             104     102,000         981        96.96%         96.15%

Grove Properties III
Associates Limited
Partnership
(Bradford Commons)
(59%)................  Newington, CT                 1989              64      57,188         894       95.31%%         95.31%

Grove Properties III
Associates Limited
Partnership
(Loomis Manor)
(59%)................  West Hartford, CT             1990              43      48,916       1,138        98.45%           100%

Grove Taunton Limited
Partnership
(Dean Estates
Apartments) (100%)...  Taunton, MA                    N/A              58      58,830       1,014        98.13%         93.10%

Grove-Vernon
Associates Limited
Partnership
(Fox Hill Commons)
(100%)...............  Vernon, CT                    1989              74      62,840         849        97.18%         95.95%

Grove-West Hartford
Associates Limited
Partnership
(Park Place West)
(100%)...............  West Hartford,CT              1989              63      54,264         861        96.96%         98.41%

Grove-West
Springfield
Associates Limited
Partnership
(Van Deene Manor)      West Springfield,
(43%)................  MA                            1990             109      72,400         664        98.78%         99.08%

Grove-Westfield
Associates Limited
Partnership
(Security Manor)
(43%)................  Westfield, MA                 1988              63      72,452       1,150        99.34%           100%

Nautilus Properties
Limited Partnership
(Sandalwood
Apartments)(4)
(61%)................  New London, CT                1996              39      20,170         515         0.00%         30.77%

Shoreline London
Associates Limited
Partnership
(Ocean Reef
Apartments) (61%)....  New London, CT                1995             163     135,143         829        93.35%         96.32%

                         NINE MONTHS                       1996 THIRD
                       ENDED SEPTEMBER   1995 AVERAGE    QUARTER MONTHLY
NAME OF PROPERTY AND      30, 1996       MONTHLY RENT     RENT PER SQ.
PERCENTAGE OWNERSHIP       AVERAGE       PER SQ. FT./         FT./
INTERESTS               OCCUPANCY(2)     PER AP'T.(3)     PER AP'T.(3)
---------------------  ---------------  ---------------  ---------------
Grove Opportunity
Fund II Limited
Partnership
(Dean Estates II
Apartments) (61%)....        92.59%             0.57             0.59
Grove-Plainville
Associates Limited
Partnership
(Colonial Village
Apartments) (100%)...        95.94%             0.73             0.74
Grove Properties III
Associates Limited
Partnership
(Bradford Commons)
(59%)................        91.84%             0.75             0.77
Grove Properties III
Associates Limited
Partnership
(Loomis Manor)
(59%)................          100%             0.71             0.73
Grove Taunton Limited
Partnership
(Dean Estates
Apartments) (100%)...        95.98%        $    0.65        $    0.66
Grove-Vernon
Associates Limited
Partnership
(Fox Hill Commons)
(100%)...............        97.60%             0.80             0.82
Grove-West Hartford
Associates Limited
Partnership
(Park Place West)
(100%)...............        98.77%             0.75             0.76
Grove-West
Springfield
Associates Limited
Partnership
(Van Deene Manor)
(43%)................        98.98%             0.91             0.92
Grove-Westfield
Associates Limited
Partnership
(Security Manor)
(43%)................        99.29%             0.50             0.50
Nautilus Properties
Limited Partnership
(Sandalwood
Apartments)(4)
(61%)................         3.42%           --                 0.87
Shoreline London
Associates Limited
Partnership
(Ocean Reef
Apartments) (61%)....        95.64%             0.73             0.77

                                                 DATE OF                                WEIGHTED
NAME OF PROPERTY AND                          CONSTRUCTION/                   TOTAL      AVERAGE        1995       SEPTEMBER 30,
PERCENTAGE OWNERSHIP                              MAJOR                     RENTABLE    UNIT SIZE      AVERAGE         1996
INTERESTS                  MARKET AREA        RENOVATION(1)    # OF AP'TS.   SQ. FT.    (SQ. FT.)   OCCUPANCY(2)   OCCUPANCY(2)
---------------------  -------------------  -----------------     -----     ---------  -----------  -------------  -------------
Grove Westwynd
Associates Limited
Partnership
(Westwynd Apartments)
(59%)................  West Hartford, CT             1990              46      41,433         901        95.83%         91.30%

Subtotal/Weighted
Average(4)...........                                               1,495   1,322,962         885        96.50%         96.95%

Totals/Weighted
Average(4)...........                                               1,752   1,577,572         900        96.77%         97.18%
                                                                    -----   ---------       -----   -------------  -------------
                                                                    -----   ---------       -----   -------------  -------------

                         NINE MONTHS                       1996 THIRD
                       ENDED SEPTEMBER   1995 AVERAGE    QUARTER MONTHLY
NAME OF PROPERTY AND      30, 1996       MONTHLY RENT     RENT PER SQ.
PERCENTAGE OWNERSHIP       AVERAGE       PER SQ. FT./         FT./
INTERESTS               OCCUPANCY(2)     PER AP'T.(3)     PER AP'T.(3)
---------------------  ---------------  ---------------  ---------------
Grove Westwynd
Associates Limited
Partnership
(Westwynd Apartments)
(59%)................        94.93%        $    0.71        $    0.72
Subtotal/Weighted
Average(4)...........        96.90%             0.73             0.75
Totals/Weighted
Average(4)...........        97.00%        $    0.72        $    0.74
                             ------            -----            -----
                             ------            -----            -----

----------------------------------

(1) Major renovation ("Major Renovation") is defined as a renovation of a Property that includes one or more of the following which, in total, involve an aggregate expenditure of an amount no less than $1,000 times the number of apartments in the Property: roof replacement; resurfacing of parking lots; exterior painting; structural or exterior repairs; replacement of appliances or carpeting; and installation, repair or replacement of Property-wide amenities.

(2) Occupancy is defined as the number of occupied apartments, divided by the total number of apartments, expressed as a percentage. Average occupancy for any period represents the average of the monthly occupancies over such period. Occupancy for a month represents the occupancy as set forth on the rent roll as of the close of the monthly accounting period. "Occupied Apartments" includes all apartments occupied by tenants under an effective lease.

(3) Average monthly rent per apartment for any Property for any period is defined as (a) the total rental revenue for the period divided by the number of months in the period, divided by (b) the product of (i) occupancy at the Property during such period (defined in note (2) above) times (ii) the number of apartments in the Property divided by the total rentable square feet.

(4) Occupancy and rental rate columns exclude the Sandalwood Apartments Property. The Sandalwood Apartments Property was purchased in December 1995 and was rebuilt in 1996. Sandalwood Apartments was not available for lease until August 1996, and is currently in the lease-up stage. Sandalwood Apartments is expected to be fully leased-up and stabilized by December 31, 1996.

    The following is a summary by apartment type for each of the residential
Properties:

                                                      COMMERCIAL
                                                         SPACE
NAME OF PROPERTY                                     TOTAL SQ. FT.    STUDIOS     ONE BEDROOM    TWO BEDROOM   THREE BEDROOM
---------------------------------------------------  -------------  -----------  -------------  -------------  -------------

Dogwood Hills Apartments...........................            0             0            23             23              0

Hamden Center Apartments...........................            0             1            28             36              0

Baron Apartments...................................            0             0            16             38              0

Cambridge Estates..................................            0             0            42             50              0

Grove Avon Associates Limited Partnership..........            0             0            39             78             29
(Avonplace Condominiums)

Burgundy Associates Limited Partnership............            0           102             0              0              0
(Burgundy Studio Apartments)

Grove-Ellington Associates Limited Partnership.....        4,016             0            28              0              0
(Arbor Commons)

Grove-Longmeadow Associates Limited Partnership....       98,007             0             0              0              0
(The Long Meadow Shops)

Grove-Enfield Associates Limited Partnership.......            0             8           124             36              0
(Fox Hill Apartments)

Grove-Manchester Associates Limited Partnership....        9,597             0             8             20              0
(208-210 Main Street Apartments)

Grove-Newington Associates Limited Partnership.....            0             0            24             49              0
(Woodbridge Apartments)

Grove Opportunity Fund II Limited Partnership......            0             3            47             26              0
(Royale Apartments)

Grove Opportunity Fund II Limited Partnership......            0             0            24             24              0
(Dean Estates II Apartments)

Grove-Plainville Associates Limited Partnership....            0             0            44             60              0
(Colonial Village Apartments)

Grove Properties III Associates Limited                        0             0            24             40              0
Partnership........................................
(Bradford Commons)

Grove Properties III Associates Limited                        0             0             1             42              0
Partnership........................................
(Loomis Manor)

Grove Taunton Limited Partnership..................            0             4             6             48              0
(Dean Estates Apartments)

Grove-Vernon Associates Limited Partnership........            0             0            24             50              0
(Fox Hill Commons)

Grove-West Hartford Associates Limited                         0             2            30             30              1
Partnership........................................
(Park Place West)

Grove-West Springfield Associates Limited                  1,630             0            47             62              0
Partnership........................................
(Van Deene Manor)

Grove-Westfield Associates Limited Partnership.....            0             0            45             18              0
(Security Manor)

Nautilus Properties Limited Partnership............            0            27            12              0              0
(Sandalwood Apartments)

Shoreline London Associates Limited Partnership....            0             8            52            103              0
(Ocean Reef Apartments)

Grove Westwynd Associates Limited Partnership......            0             0            30             16              0
(Westwynd Apartments)
                                                     -------------         ---           ---            ---             --

    Totals.........................................      113,320           155           718            849             30
                                                     -------------         ---           ---            ---             --
                                                     -------------         ---           ---            ---             --


NAME OF PROPERTY                                       TOTAL
---------------------------------------------------  ---------
Dogwood Hills Apartments...........................         46
Hamden Center Apartments...........................         65
Baron Apartments...................................         54
Cambridge Estates..................................         92
Grove Avon Associates Limited Partnership..........        146
(Avonplace Condominiums)
Burgundy Associates Limited Partnership............        102
(Burgundy Studio Apartments)
Grove-Ellington Associates Limited Partnership.....         28
(Arbor Commons)
Grove-Longmeadow Associates Limited Partnership....
(The Long Meadow Shops)
Grove-Enfield Associates Limited Partnership.......        168
(Fox Hill Apartments)
Grove-Manchester Associates Limited Partnership....         28
(208-210 Main Street Apartments)
Grove-Newington Associates Limited Partnership.....         73
(Woodbridge Apartments)
Grove Opportunity Fund II Limited Partnership......         76
(Royale Apartments)
Grove Opportunity Fund II Limited Partnership......         48
(Dean Estates II Apartments)
Grove-Plainville Associates Limited Partnership....        104
(Colonial Village Apartments)
Grove Properties III Associates Limited                     64
Partnership........................................
(Bradford Commons)
Grove Properties III Associates Limited                     43
Partnership........................................
(Loomis Manor)
Grove Taunton Limited Partnership..................         58
(Dean Estates Apartments)
Grove-Vernon Associates Limited Partnership........         74
(Fox Hill Commons)
Grove-West Hartford Associates Limited                      63
Partnership........................................
(Park Place West)
Grove-West Springfield Associates Limited                  109
Partnership........................................
(Van Deene Manor)
Grove-Westfield Associates Limited Partnership.....         63
(Security Manor)
Nautilus Properties Limited Partnership............         39
(Sandalwood Apartments)
Shoreline London Associates Limited Partnership....        163
(Ocean Reef Apartments)
Grove Westwynd Associates Limited Partnership......         46
(Westwynd Apartments)
                                                     ---------
    Totals.........................................      1,752
                                                     ---------
                                                     ---------

    The following table presents information concerning the commercial space in the Properties:

                                                            DATE OF
                                                         CONSTRUCTION/                    TOTAL                    SEPTEMBER 30,
NAME OF PROPERTY AND PERCENTAGE                              MAJOR                      RENTABLE    1995 AVERAGE       1996
OWNERSHIP INTERESTS                     MARKET AREA      RENOVATION(1)    # OF UNITS     SQ. FT.    OCCUPANCY(2)   OCCUPANCY(2)
------------------------------------  ---------------  -----------------     -----     -----------  -------------  -------------

Grove-Ellington Associates Limited    Ellington, CT             1988               3        4,016        100.00%        100.00%
Partnership (Arbor Commons)

Grove-Manchester Associates Limited   Manchester, CT            1988               4        9,597         68.75%        100.00%
Partnership
(208-210 Main Street Apartments)

Grove-West Springfield Associates     West                      1990               2        1,630        100.00%        100.00%
Limited Partnership                   Springfield, MA
(Van Deene Manor)

Grove-Longmeadow Associates Limited   Longmeadow, MA            1996              28       79,012         94.64%        100.00%
Partnership
(The Longmeadow Shops)
                                                                                  --   -----------  -------------  -------------

Total/Weighted Average                                                            37       94,255         90.85%        100.00%
                                                                                  --   -----------  -------------  -------------
                                                                                  --   -----------  -------------  -------------

                                        NINE MONTHS
                                      ENDED SEPTEMBER
                                         30, 1996           1995         THIRD QUARTER
NAME OF PROPERTY AND PERCENTAGE           AVERAGE       AVERAGE RENT     1996 RENT PER
OWNERSHIP INTERESTS                    OCCUPANCY(2)      PER SQ. FT.        SQ. FT.
------------------------------------  ---------------  ---------------  ---------------
Grove-Ellington Associates Limited          100.00%       $    0.72        $    0.74
Partnership (Arbor Commons)
Grove-Manchester Associates Limited         100.00%            0.42             0.65
Partnership
(208-210 Main Street Apartments)
Grove-West Springfield Associates           100.00%            1.25             1.25
Limited Partnership
(Van Deene Manor)
Grove-Longmeadow Associates Limited          96.83%            0.91             1.01
Partnership
(The Longmeadow Shops)
                                            ------            -----            -----
Total/Weighted Average                       99.21%       $    0.82        $    0.91
                                            ------            -----            -----
                                            ------            -----            -----

----------------------------------

(1) Major Renovation is defined as a renovation of a Property that includes one or more of the following which, in total, involve an aggregate expenditure of an amount no less than $1.00 times the number of total square feet associated with the Property: roof replacement; resurfacing of parking lots; exterior painting; structural or exterior repairs; and installation, repair or replacement of Property-wide amenities.

(2) Occupancy is defined as the number of occupied square feet, divided by the total number of square feet, expressed as a percentage. Average occupancy for any period represents the average of the monthly occupancies over such period.

    OWNERSHIP OF PROPERTIES.

    Upon completion of the Consolidation Transactions, fee title to each of the GREAT Properties and the Partnership Properties currently held by the Liquidating Partnerships will be held by the Operating Partnership or a wholly-owned subsidiary of the Operating Partnership, and fee title to each of the remaining Partnership Properties will be held in a Property Partnership in which the Company is the sole general partner. Grove Property (or a direct or indirect subsidiary of Grove Property) and the Operating Partnership will own 100% of the general partnership interests in, and control, the Property Partnerships. The percentage of the total partnership interests that will be owned by Grove Property and the Operating Partnership will depend upon the percentage of partnership interests of each Property Partnership tendered by the Limited Partners pursuant to the Exchange Offer. The percentage ownership interests reflected in the table above represent the interests to be acquired from the Grove Companies pursuant to the Contribution Agreement, plus the partnership interests to be issued to the Operating Partnership in connection with the Refinancing, assuming gross proceeds of the New Equity Investment equal to $30.0 million, therefore representing the maximum economic interest GREAT will own in each Partnership Property without giving effect to the Exchange Offer. See "--Acquisition of the Properties."

    ACQUISITION OF THE PROPERTIES.

    The Operating Partnership will acquire the GREAT Assets, including the GREAT Properties, pursuant to the Contribution Agreement. Pursuant to the Contribution Agreement, the Grove Companies have agreed to contribute to the Operating Partnership (i) their respective interests in each of the Property Partnerships (ranging from less than 1.0% to 31.0% of the partnership interests therein) and
(ii) the assets and liabilities of the Management Company (following the contribution of certain assets and liabilities related to real estate brokerage services to National Realty). The obligations to transfer assets under the Contribution Agreement are conditioned upon the concurrent completion of the Exchange Offer, approval and effectuation of the Property Partnership Amendments, approval of the Consolidation Transactions, the Charter Amendments and the 1996 Plan by GREAT's Shareholders, the closing under the New Equity Investment for gross proceeds not less than $18.5 million, the closing under the Credit Facility, and normal and customary conditions to the closing of real estate transactions, including the consents of various lenders. GREAT and the Grove Companies are in the process of obtaining such lender consents and expect to obtain all necessary consents prior to the completion of the Consolidation Transactions. The Contribution Agreement also contains representations and warranties from the Grove Companies to the Operating Partnership concerning the operation of the Partnership Properties and environmental matters and certain other covenants, representations and warranties customarily found in real estate purchase agreements. Claims for indemnification for any breach of these representations and warranties must be asserted within one year from discovery of the breach by the Board, but in no event more than two years from the completion of the Consolidation Transactions. In the event that any of the representations or warranties is breached, GREAT's recovery will be limited to recourse against the Common Units received by the Grove Companies. For a more detailed summary of the terms of the Contribution Agreement, see "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--The Contribution Agreement."

    VALUATION OF PROPERTIES AND OTHER ASSETS; ALLOCATION OF COMMON UNITS

    Set forth below is a description of the methods used by GREAT and the Grove Companies to determine the value of the Properties and other Consolidated Assets to be contributed to the Operating Partnership in connection with the Consolidation Transactions (the "CONSOLIDATION VALUATIONS"). The Consolidation Valuations were used to determine the allocation of Common Units (or cash, in the case of Limited Partners) among the current owners of the Consolidated Assets, with the Common Units being allocated based upon the value of each party's contribution as a percentage of the value of the total contribution.

    ALLOCATION OF COMMON UNITS. The Common Units will be divided into limited partnership interests and general partnership interests in the Operating Partnership. Grove Property will be the sole general partner, owning a 1% general partnership interest in the Operating Partnership. Grove Property will also own limited partnership interests in the Operating Partnership. The total number of Common Units owned by Grove Property following the completion of the Consolidation Transactions will be equal to the number of Common Shares which are outstanding on the date the Consolidation Transactions are consummated, giving effect to the Consolidation. This will permit the Common Units issuable to the Limited Partners, the participants in the New Equity Investment and the Grove Companies, at the option of the Company, to be exchanged on a one-for-one basis for Common Shares upon the future exercise, if any, of the unitholders' redemption rights. The one-for-one exchange ratio will be adjusted in the event of a stock combination, stock split, stock dividend or other event having a dilutive or anti-dilutive effect on the Common Unit holders' redemption rights. See "THE OP PARTNERSHIP AGREEMENT--Limited Partner Redemption/Exchange Rights."

    OPERATING PARTNERSHIP VALUATION. The valuation of the Operating Partnership was determined by capitalizing the pro forma FFO of the Operating Partnership by an amount necessary to achieve a negotiated yield of 11.1% and 9.6% of FFO and cash available for distribution, respectively.

    PROPERTY PARTNERSHIPS VALUATIONS. The Company has established the following Consolidation Valuations of the Property Partnerships for purposes of the Consolidation Transactions. Property Partnerships sharing the same Limited Partners and other common assets have been grouped together, and aggregate Consolidation Valuations are presented therefor:

PROPERTY PARTNERSHIP (NAME OF PROPERTY)
---------------------------------------------------------------------------------------------------
                                                                                                     CONSOLIDATION
                                                                                                       VALUATION
                                                                                                     -------------
                                                                                                      (THOUSANDS)
                                                                                                     -------------

Grove Avon Associates Limited Partnership (Avonplace Condominiums).................................    $   7,140

Burgundy Associates Limited Partnership (Burgundy Apartments)......................................        1,133

Grove-Enfield Associates Limited Partnership (Fox Hill Apartments).................................        6,979

Grove-Longmeadow Associates Limited Partnership (The Longmeadow Shops).............................        4,151

Grove-Newington Associates Limited Partnership (Woodbridge Apartments).............................        1,275

Grove-Plainville Associates Limited Partnership (Colonial Village Apartments)......................        1,727

Grove Taunton Limited Partnership (Dean Estates Apartments)........................................          634

Grove-Vernon Associates Limited Partnership (Fox Hill Commons).....................................        1,262

Grove-West Hartford Associates Limited Partnership, Grove-Ellington Associates Limited Partnership
  and Grove-Manchester Associates Limited Partnership (Park Place West, Arbor Commons and 208-210
  Main Street Apartments)..........................................................................        4,337

Grove-Westfield Associates Limited Partnership and Grove-West Springfield Associates Limited
  Partnership (Security Manor and Van Deene Manor).................................................        2,954

Shoreline London Associates Limited Partnership, Nautilus Properties Limited Partnership and Grove
  Opportunity Fund II Limited Partnership (Ocean Reef Apartments, Sandalwood Apartments, Royale
  Apartments and Dean Estates II Apartments).......................................................        6,672

Grove Properties III Associates Limited Partnership and Grove Westwynd Associates Limited
  Partnership (Westwynd Apartments, Bradford Commons and Loomis Manor).............................        2,787

    The Consolidation Valuations for the Property Partnerships were determined by valuing their respective Properties using the direct capitalization method. Under this approach, a single year's income is converted into a market value for a property through the application of a market-derived capitalization rate (the lower the capitalization rate applied to a property's income, the higher its value). The Consolidation Valuation for each Partnership Property was determined by (i) capitalizing pro forma net operating income for that partnership, less a reserve for capital expenditures, as of September 30, 1996, at a capitalization rate ranging from 9.00% to 11.00%, (ii) deducting the amount of debt on the Partnership Property and (iii) adding other assets of the Property Partnership, net of liabilities (such as cash, accounts receivable, accounts payable and security deposits). GREAT and the Grove Companies determined the appropriate capitalization rate for each Partnership Property based upon their experience in real estate matters. They sought local market sales information for comparable properties, estimated actual capitalization rates (net operating income less capital reserves divided by sales price) and then evaluated the Partnership Property in light of its relative competitive position, taking into account property location, occupancy rate, overall property condition and other relevant factors. GREAT and the Grove Companies believe that arm's-length purchasers would base their purchase offers on capitalization rates substantially similar to those used to calculate the above Consolidation Valuations. The Grove Companies own from less than 1.0% to 31.0% of the interests in the Property Partnerships.

    The number of Common Units to be issued in exchange for a limited partnership interest in each Property Partnership was determined on the basis of the applicable Property Partnership Agreement, assuming (i) that the underlying Partnership Property was sold on September 30, 1996 for an amount equal to the Consolidation Valuation of that Property and
(ii) a valuation of $9.00 per Common Unit. The Cash Consideration (as defined in the Exchange Offer) payable to Limited Partners who are not Accredited Investors (and certain other Limited Partners) for each Property Partnership Unit is an amount equal to the number of Common Units per Property Partnership Unit to which the Limited Partner would otherwise be entitled times $9.00 per Unit, less 7.2%, which the Company estimates to be its costs attributable to raising the requisite capital for the cash purchase.

    The number of Common Shares to be issued in exchange for a limited partnership interest as well as the Cash Consideration, will increase or decrease, as appropriate, if the purchase price per Common Share in the New Equity Investment is less or more than $9.00.

    GREAT PROPERTIES VALUATION. The Company has established approximately $5,581,000 as the Consolidation Valuation of the net GREAT Assets for the purposes of the Consolidation Transactions. This Consolidation Valuation is equivalent to the number of Common Shares to be outstanding immediately prior to consummation of the Consolidation Transactions (giving effect to the Stock Split) times the $9.00 purchase price per Common Share in the New Equity Investment. If the purchase price per Common Share in the New Equity Investment is more or less than $9.00, the number of Common Shares issued in the Stock Split will be decreased or increased, as appropriate; the Consolidation Valuation of the net GREAT Assets will not change (assumed to be 620,130 Common Shares, giving effect to the Stock Split, times $9.00 per Common Share). The Company believes that this aggregate Consolidation Valuation for the GREAT Assets is consistent with what aggregate valuations for the GREAT Properties would be, applying the direct capitalization method used for valuing the Partnership Properties, together with a "going concern" value or GREAT itself.

    MANAGEMENT COMPANY VALUATION. The Company has established a Consolidation Valuation of approximately $6,184,000 for the Management Company. The Consolidation Valuation for the Management Company was also determined by the direct capitalization method, determined by capitalizing pro forma net operating income for the Management Company as of September 30, 1996, with pro forma adjustments to give effect to the Consolidation Transactions, at a capitalization rate of 13.0%. All of the Management Company's income is generated by property management agreements with GREAT, the Property Partnerships and other limited partnerships controlled by the Grove Companies or their affiliates (which own the Excluded Properties). Accordingly, GREAT believes that the proper capitalization rate to be applied to value the Management Company is the rate applicable to the properties managed by it, which would be a capitalization rate of 9.00% to 11.0%. However, GREAT and the Grove Companies agreed to apply a 13.0% capitalization rate, resulting in a more favorable purchase price to the REIT.

    No independent real estate appraisals or other third-party valuations have been obtained with respect to any of the Consolidated Assets. GREAT and the Grove Companies believe that the Consolidation Valuations are fair and have been consistently applied among all of the Properties and other assets being contributed to the Operating Partnership (directly or through acquisition of Property Partnership interests). See "PROPOSAL TO AMEND THE CHARTER (Proposal
2)--Reasons for the Charter Amendments--Reasons for the Proposal to Delete the Third Party Appraisal Requirement." The income approach to valuation involves converting the anticipated economic benefits of a property or other asset into a value estimate through capitalization; because this approach is based on investor expectations for income producing properties, GREAT and the Grove Companies believe that it provides the best value indication for multi-family residential projects and neighborhood retail centers, and the related property management services. The value of the Common Units issued in connection with the Consolidation Transactions will depend on the value of the Common Shares generally.

BENEFITS TO RELATED PARTIES; CONFLICTS OF INTEREST; INTERESTS OF CERTAIN PERSONS

    BENEFITS TO RELATED PARTIES. In addition to the benefits to be received by the Grove Companies in connection with the exchange of their Property Partnership interests pursuant to the Contribution Agreement (which exchange will be on the same terms as the exchange of Property Partnership Units pursuant to the Exchange Offer), the Grove Companies (including certain Executive Officers) will realize certain other benefits from the Consolidation Transactions, including the following:

    - In connection with the transfer of the Management Company, the Management Owners will receive an aggregate of 687,076 Common Units. In connection with the transfer of its interests in the Property Partnerships, the Grove Companies will receive an aggregate of 247,578 Common Units. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Executive Officers--Receipt of Common Units by the Executive Officers."

    - Guarantees of approximately $26.8 million of mortgage indebtedness by Messrs. Damon and Brian Navarro will be released in connection with the repayment of indebtedness on the Partnership Properties as part of the Refinancing.

    - Each Executive Officer will enter into an employment agreement with GREAT, pursuant to which they will receive (i) 10-year options pursuant to the 1996 Plan to purchase Common Shares at a price per share equal to the market price of a Common Share on the date of grant, (ii) 1997 base salaries of: $50,000--Damon Navarro; $50,000--Brian Navarro; $50,000--Edmund Navarro; $50,000--Joseph LaBrosse; and $25,000--Gerald McNamara and (iii) Deferred Stock Grants of Common Shares (if earned) in accordance with the 1996 Plan, as incentive compensation based upon the achievement by the Company of certain enumerated annual financial goals. See "EXECUTIVE COMPENSATION--1996 Share Incentive Plan." If an Executive Officer's employment with the Company is terminated "without cause" by the Company or by the Executive Officer following a "change in control" or for "good reason" (as such terms are defined in the employment agreements), the respective Executive Officer will be entitled to a lump sum payment equal to 200 percent of such Executive Officer's annual base salary plus an amount equal to the aggregate value of all bonuses, whether cash, stock, options or otherwise (but specifically excluding the Deferred Stock Grants), paid to such Executive Officer for the previous year.

    - The Grove Companies will no longer be liable as a general partner of the Property Partnerships for future operations of the Partnership Properties.

    - The Property Partnerships will repay their outstanding indebtedness to NAVAB Associates (approximately $1.19 million at September 30, 1996), and will receive payment from NAVAB for outstanding receivables (approximately $0.7 million at September 30, 1996). NAVAB is a partnership owned by Damon and Brian Navarro and George and Ronald Abdow. NAVAB Associates will, in turn, use the net proceeds of approximately $0.5 million to repay its outstanding bank indebtedness of approximately the same amount, which debt is guaranteed by the Navarros and the Abdows.

    - To the extent they receive Common Units rather than cash pursuant to the Contribution Agreement, the Grove Companies will experience a partial deferral of the federal income tax consequences associated with their contribution of assets to the Operating Partnership.

    - The Grove Companies will obtain improved liquidity of their investments as a result of the Consolidation Transactions. The Grove Companies will receive Common Units, which may be redeemed for cash or, at the option of the Company exchanged for Common Shares. Unlike interests in real estate or a property management company, the Common Shares will be freely transferable (subject to applicable securities laws and certain agreements restricting transfer). See

      "THE OP PARTNERSHIP AGREEMENT--Limited Partner Redemption/Exchange Rights" and "SHARES AVAILABLE FOR FUTURE SALE--Registration Rights."

    CONFLICTS OF INTEREST. The Executive Officers have interests that conflict with the interests of the Shareholders, the Limited Partners (including the Limited Partners who elect to participate in the Consolidation Transactions), and the persons acquiring Common Shares or Common Units in the New Equity Investment. GREAT and the Grove Companies have been represented by the same legal counsel and, therefore, neither GREAT nor the Property Partnerships has been advised by separate legal counsel in connection with the Consolidation Transactions.

    The Grove Companies will continue to hold limited and general partner interests in the limited partnerships which own the Excluded Properties. These partnerships are not included in the Consolidation Transactions because the type (E.G., commercial properties), geographic characteristics, cash flow, stage of redevelopment efforts, or capital structure of the properties to which such interests relate either are inconsistent with the Company's investment objectives or could affect the Company's ability to qualify as a REIT. The Company may, however, seek to acquire one or more of the Excluded Properties from time to time following the consummation of the Consolidation Transactions when and if conditions are favorable to do so. The Executive Officers will remain officers or directors of the Grove Companies, including entities that have interests in the Excluded Properties, and will therefore have conflicts of interest in allocating their time between the Company and such entities. Certain of the Excluded Properties are located near or adjacent to one or more of the Properties and therefore may compete with one or more of the Properties for prospective tenants, resulting in potential conflicts of interest for certain Executive Officers. The Executive Officers may also experience conflicts of interest as a result of their ownership interests in the limited partnerships which own the Excluded Properties for which the Operating Partnership is providing property management services following the consummation of the Consolidation Transactions. The Executive Officers also have other business interests. Brian Navarro, Vice President--Acquisition of the Company, will continue to serve as the President of National Realty. As part of the Consolidation Transactions, the equity interests of National Realty will be distributed to the Management Owners. National Realty will hold all of the assets and liabilities of the Management Company which relate to real estate brokerage services, and will continue to perform real estate brokerage services for the Grove Companies, as well as for the Company. National Realty will be the Company's exclusive broker for the purchase or sale of real property. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Information About the Management Company" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions with the Grove Companies--National Realty." The Executive Officers and the Grove Companies have each entered into non-competition agreements with the Company which, among other things, will require each of the Executive Officers to allocate a substantial amount of his working time to the Company. See "MANAGEMENT--Non-Competition Agreements."

    The Management Owners had conflicts of interest in establishing the terms of the Exchange Offer and the terms of the agreements pursuant to which certain assets and liabilities of the Management Company and the Grove Companies' interests in the Property Partnerships will be contributed to the Operating Partnership, including the Contribution Agreement. The Executive Officers who are Trust Managers also had conflicts of interest in establishing the provisions of the employment agreements with the Executive Officers and the non-competition agreements. They will also have a conflict of interest with respect to their obligations as Trust Managers and Executive Officers of the Company to enforce the terms of the Non-Competition Agreements, the Contribution Agreement and the other agreements entered into in connection with the Consolidation Transactions, including establishing the terms of the brokerage services agreement with National Realty and the terms of the property management agreements with the limited partnerships that own the Excluded Properties.

    Any decision regarding the enforcement of contracts between the Company and the Grove Companies or any Executive Officer, individually, and the sales or refinancings of Partnership Properties, will be made by a majority of the Independent Trust Managers. The Executive Officers may, however, use their positions as Executive Officers and Trust Managers to influence the Independent Trust Managers in this regard.

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
                         PROPOSAL TO AMEND THE CHARTER
                                  (PROPOSAL 2)

GENERAL

    The Board has determined that it is necessary and/or desirable in connection with the Consolidation Transactions to effect certain amendments to the Charter to (i) delete the requirement, contained in Section 6.4(b) of the Charter, that GREAT must receive an independent third party appraisal before purchasing any property, ownership of which is controlled by an executive officer of GREAT or an affiliate thereof, (ii) change the name of GREAT to "Grove Property Trust" and (iii) to make certain amendments to the "Excess Shares" provisions of the Charter in order to minimize the risk that Grove Property could fail the "closely held" test set forth in section 856 of the Code, and thereby fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain Executive Officers and their affiliates. Each of the proposed amendments to the Charter is being considered together, and a vote for the Charter Amendments constitutes a vote for each proposed amendment to the Charter. If this Proposal 2 is approved by the Shareholders and otherwise becomes effective, the Board will cause the Company to adopt the Charter Amendments and to take such other actions as may be deemed necessary or desirable to effect such action. See "--Description of the Charter Amendments."

DESCRIPTION OF THE CHARTER AMENDMENTS

    GENERAL. The discussion set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law (including, without limitation, the Maryland REIT Act), GREAT's existing Charter and Bylaws, and the full text of the Charter Amendments attached as Appendix I to this Proxy Statement.

    DESCRIPTION OF PROPOSED AMENDMENT TO DELETE THE THIRD PARTY APPRAISAL REQUIREMENT. Currently, Section 6.4(b) of the Charter provides that:

        "[i]n the event the Trust desires to purchase a property, the ownership of which is under the control of any of the executive officers or their Affiliates, the Trust shall first have received an appraisal of the value of that property from an independent third party appraiser."

    The first proposed amendment to the Charter is to delete this provision in its entirety, thereby removing the requirement that GREAT receive an independent third party appraisal prior to purchasing a property, ownership of which is controlled by the executive officers of GREAT or their affiliates. GREAT did not obtain any independent third party appraisals for the Partnership Properties, which Properties are controlled by Executive Officers or their Affiliates within the meaning of Section 6.4(b) of the Charter.

    DESCRIPTION OF PROPOSED AMENDMENT TO CHANGE THE NAME OF GREAT. Currently,
Section 1.1 of the Charter provides that the name of the trust is "GROVE REAL ESTATE ASSET TRUST." The second proposed amendment to the Charter is to amend
Section 1.1 of the Charter to provide that the name of the trust is "GROVE PROPERTY TRUST."

    DESCRIPTION OF PROPOSED AMENDMENT TO EXCESS SHARES PROVISIONS. For a description of the "Excess Shares" provision and certain other provisions relating to restrictions on transfer of the Company's Equity Shares contained in
Article VII of the Charter as currently set forth therein, see "DESCRIPTION OF CAPITAL STOCK--Restrictions on Transfer."

    Because the Company expects to continue to qualify as a REIT, as amended and restated, the Charter will continue to contain restrictions on the ownership and transfer of Equity Shares which are intended to assist the Company in complying with these requirements. The Charter will provide that, subject to certain specified exceptions, (i) no person or entity (except for the Executive Officers and their affiliates) may own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Code, more than 5.0% (by number or value, whichever is more restrictive) of the outstanding Equity Shares (the "OWNERSHIP LIMIT") and no Executive Officer may, nor may the Executive Officers, in the aggregate, own more than 20% of the outstanding Equity Shares (by number or value, whichever is more restrictive) (the "EXECUTIVE OFFICER OWNERSHIP LIMIT"). The constructive ownership rules of the Code are complex, and may cause Equity Shares owned actually or constructively by a group of related individuals and/or entities to be owned constructively by one individual or entity. As a result, the acquisition of less than 5.0% or 20% of the Equity Shares (or the acquisition of an interest in an entity that owns, actually or constructively, Equity Shares) by an individual or entity could, nevertheless cause that individual, or another individual or entity, to own constructively in excess of 5.0% or 20% of the outstanding Equity Shares and thus subject such Equity Shares to the Ownership Limit or the Executive Officer Ownership Limit, as the case may be. The Board may, but in no event will be required to, waive the Ownership Limit or the Executive Officer Ownership Limit with respect to a particular Shareholder if it determines that such ownership will not jeopardize the Company's status as a REIT. As a condition to such waiver, the Board may require opinions of counsel satisfactory to it and/or undertakings or representations from the applicant with respect to preserving the REIT status of the Company.

    The Charter will further prohibit (a) a person from actually or constructively owning Equity Shares that would result in the Company being "closely held" under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT and (b) any person from transferring Equity Shares if such transfer would result in Equity Shares being owned by fewer than 100 persons. Any person who acquires or attempts or intends to acquire Equity Shares that will or may violate any of the foregoing restrictions on transferability and ownership is required to give notice immediately to the Company and provide the Company with such other information as the Company may request in order to determine the effect of such transfer on the Company's status as a REIT. The foregoing restrictions on transferability and ownership will not apply if the Board determines that it is no longer in the best interest of the Company to attempt to qualify, or to continue to qualify, as a REIT.

    As amended and restated, the Charter will provide that, if any purported transfer of Equity Shares of Grove Property or any other event would otherwise result in any person violating the Ownership Limit, the Executive Officer Ownership Limit or the Charter, then any such purported transfer will be void AB INITIO and of no force or effect with respect to the purported transferee (the "PROHIBITED TRANSFEREE") as to that number of Equity Shares in excess of the Ownership Limit or the Executive Officer Ownership Limit, as the case may be, and the Prohibited Transferee shall acquire no right or interest (or, in the case of any event other than a purported transfer, the person or entity holding record title to any such Equity Shares in excess of the Ownership Limit or the Executive Officer Ownership Limit, as the case may be (the "PROHIBITED OWNER") shall cease to own any right or interest) in such Equity Shares. Any such Equity Shares described above will be transferred automatically, by operation of law, to a Trust (the "TRUST"), the beneficiary of which will be a qualified charitable organization selected by Grove Property (the "BENEFICIARY"). Such automatic transfer shall be deemed to be effective as of the close of business on the Business Day (as defined in the Charter) prior to the date of such violative transfer. Within twenty days of receiving notice from Grove Property of the transfer of Equity Shares to the Trust, the Trustee of the Trust (who shall be designated by Grove Property and be unaffiliated with Grove Property and any Prohibited Transferee or Prohibited Owner, the "TRUSTEE") will be required to sell such shares to a person or entity who could own such shares without violating the Ownership Limit or the Executive Officer Ownership Limit, as the case may be, and distribute to the Prohibited Transferee an amount equal to the lesser of the price paid by the Prohibited Transferee for such Equity Shares or the sales proceeds received by the Trust for such Equity Shares. In the case of any Equity Shares in excess of the Ownership Limit or the Executive Officer Ownership Limit, as the case may be, resulting from an event other than a transfer, or from a transfer for no consideration (such as a gift), the Trustee will be required to sell such Equity Shares to a qualified person or entity and distribute to the Prohibited Owner an amount equal to the lesser of the fair market value of such Equity Shares as of the date of such event or the sales proceeds received by the Trust for such Equity Shares. In either case, any proceeds in excess of the amount distributable to the Prohibited

Transferee or Prohibited Owner, as applicable, will be distributed to the Beneficiary. Prior to a sale of any Equity Shares in excess of the Ownership Limit or the Executive Officer Ownership Limit by the Trust, the Trustee will be entitled to receive, in trust for the Beneficiary, all dividends and other distributions paid by Grove Property with respect to such Equity Shares, and also will be entitled to exercise all voting rights with respect to such Equity Shares. Subject to Maryland law, effective as of the date that such Equity Shares have been transferred to the Trust, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Prohibited Transferee prior to the discovery by Grove Property that such Equity Shares have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Beneficiary. However, if Grove Property has already taken irreversible action, then the Trustee shall not have the authority to rescind and recast such vote. Any dividend or other distribution paid to the Prohibited Transferee or Prohibited Owner (prior to the discovery by the Company that such shares had been automatically transferred to the Trust as described above) will be required to be repaid to the Trustee upon demand for distribution to the Beneficiary. In the event that the transfer to the Trust as described above in not automatically effective (for any reason) to prevent violation of the Ownership Limit or the Executive Officer Ownership Limit, as the case may be, then the Charter provides that the transfer of the Equity Shares will be void.

    In addition, Equity Shares held in the Trust shall be deemed to have been offered for sale to Grove Property, or its designee, at a price per Common Share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the market price at the time of such devise or gift) and (ii) the market price on the date Grove Property, or its designee, accepts such offer. Grove Property shall have the right to accept such offer until the Trustee has sold the Equity Shares held in the Trust. Upon such a sale to Grove Property, the interest of the Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Transferee or Prohibited Owner, as the case may be.

    All certificates representing Equity Shares will bear a legend referring to the restrictions described above.

REASONS FOR THE CHARTER AMENDMENTS

    REASON FOR THE PROPOSED AMENDMENT TO DELETE THE THIRD PARTY APPRAISAL REQUIREMENT. The Board has determined that the Trust Managers of GREAT, including the Independent Trust Managers acting separately, are as able as, or better able than, a third party appraiser to assess the value of any property to be acquired by the Company, whether from an Executive Officer or an affiliate, or from any unrelated third party. This determination is based, in part, upon the Board's familiarity with the Properties and its expertise in the Company's geographic market. The Charter contains no requirement that a third party appraisal be obtained prior to an acquisition from an unrelated third party, and the Trust Managers believe that they are fully capable of valuing any such property. The Trust Managers do not believe that the identity of the proposed seller impacts on their ability to value the subject property. In reaching this conclusion, the Trust Managers, including the Independent Trust Managers acting separately, noted that valuations of properties from independent third party appraisers may be inconsistent, and may vary significantly depending upon such factors as the party who commissioned the appraisal, the reason for commissioning the appraisal, the valuation methodology applied and the method of determining the compensation to be received by the third party appraiser. Thus, the receipt by GREAT of such an appraisal would not necessarily ensure the accuracy of the valuation of the subject property and the fairness of the price to be paid by GREAT to the Executive Officer (or affiliate).

    Neither GREAT nor the Grove Companies has received an independent third party appraisal with respect to any of the Properties. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties--Valuation of the Properties and Other Assets; Allocation of Common Units" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Benefits to Related Parties; Conflicts of Interest; Interests of Certain Persons." It is therefore a condition to the consummation of the Consolidation Transactions that the Charter Amendments be approved by the requisite Shareholder vote.

    REASONS FOR THE PROPOSED AMENDMENT TO CHANGE THE NAME OF GREAT. The Consolidation Transactions will transform GREAT from a REIT owning four multi-family residential projects with an aggregate of 257 apartments, managed by an affiliate, into a more diversified, fully-integrated, self-managed real estate investment trust with ownership and control over a diverse portfolio of 23 multi-family residential projects and a neighborhood shopping center in the Northeastern United States. Also, in connection with the Consolidation, GREAT is changing its distribution policy to reduce its periodic distributions to Shareholders and increase the percentage of cash flow available for reinvestment by the Company. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Reasons for the Consolidation Transactions; Recommendation of the Board--Investor Interest." The Board has concluded that it is appropriate, in connection with the consummation of the Consolidation Transactions, to change the name of GREAT to reflect to potential new investors in the Company, and to the public generally, the transformation in size, diversification, strategy and investment philosophy which GREAT will experience as a result of the Consolidation Transactions.

    REASONS FOR THE PROPOSED AMENDMENTS TO EXCESS SHARES PROVISIONS. The Board has determined that it is necessary and/or advisable to amend the Excess Shares provisions and certain other provisions relating to restrictions on transfer of Equity Shares contained in Article 7 of the Charter (as described above) in response to rulings recently promulgated by the Service, and to clarify the Ownership Limit applicable to the Executive Officers. Such amendments will minimize the risk that Grove Property could fail the "closely held" test set forth in section 856 of the Code, and thereby fail to qualify as REIT for federal income tax purposes and, as to the Executive Officer Ownership Limit, will clarify the maximum percentage of Equity Shares that certain persons may own. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1) --Potential Adverse Effects of the Consolidation Transactions; Risk Factors--Adverse Tax Consequences of Failure to Qualify as a REIT."

VOTE REQUIRED

    Pursuant to the Charter and Maryland law, the affirmative vote of the holders of not less than two-thirds of all Common Shares is required to approve the Charter Amendments. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENTS (PROPOSAL 2).

                PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN
                                  (PROPOSAL 3)

GENERAL

    The Board has determined that it is desirable in connection with the Consolidation Transactions, to adopt the 1996 Plan to (i) make available up to 900,000 Common Shares for grants of stock options and other incentive awards and
(ii) permit performance-based awards to key employees payable in restricted Common Shares as incentive compensation upon the achievement by the Company of enumerated goals.

    The Board has approved the 1996 Plan, subject to Shareholder approval. If so approved by the Shareholders, the 1996 Plan will become effective upon the consummation of the Consolidation Transactions. A copy of the full text of the 1996 Plan is set forth in APPENDIX II to this Proxy Statement and the following description is qualified in its entirety by reference to APPENDIX II.

    All employees of the Company and its subsidiaries (approximately 170 persons as of September 30, 1996), including the Executive Officers, will be eligible to receive awards under the 1996 Plan, subject to the discretion of the Compensation Committee to determine the particular individuals who, from time to time, will be selected to receive awards. In addition, stock option awards will be granted automatically to Non-Employee Trust Managers (three persons as of September 30, 1996) pursuant to the terms set forth in the 1996 Plan. Except as set forth below with respect to (i) Non-Employee Trust Managers, (ii) options to be granted to Executive Officers in connection with the Consolidation Transactions and (iii) the right of Executive Officers to receive Deferred Stock Grants, neither the individuals who are to receive awards, the number of awards that will be granted to any individual or group of individuals, nor the amounts payable with respect to such awards, have been determined at this time. The 1996 Plan will remain in existence as to all outstanding awards until all such awards are either exercised, converted or terminated; PROVIDED, however, that no award can be made after December 31, 2006.

AWARDS GRANTED TO EMPLOYEES

    Awards to employees under the 1996 Plan may be in the form of nonqualified stock options, incentive stock options, stock appreciation rights ("SARS"), and other share-based incentive awards. Awards may be granted singly or in combination with other awards. Each award will be evidenced by an award agreement entered into between the Company and the recipient setting forth the specific terms and conditions applicable to that award. Awards under the 1996 Plan that are not vested or exercised generally will be nontransferable by a holder (other than by will, the laws of descent and distribution or a qualified domestic relations order) and rights thereunder will generally be exercisable, during the holder's lifetime, only by the holder, subject to such exceptions as (consistent with applicable legal considerations) may be authorized from time to time by the Compensation Committee.

    OPTIONS. Stock options authorized under the 1996 Plan are rights to purchase a specified number of Common Shares at a set price during a specified period. As of September 30, 1996, the closing price of a Common Share on the AMEX was $9.375. Unless the Compensation Committee provides otherwise, and such provision is reflected in the award agreement, the exercise price of an option may not be less than the Fair Market Value of the Common Shares on the date of grant. "Fair Market Value" for purposes of the 1996 Plan means, generally, the average of the closing prices of the Common Shares for the five trading days immediately preceding the grant date. Stock options that are granted as incentive stock options will be granted with such additional terms as are necessary to satisfy the applicable requirements of Section 422 of the Code. The fair market value of the Common Shares for which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000 (measured as of the date of grant) under current tax law. Other awards are not limited in this manner, however, the maximum number of Common Shares or share-units that may be subject to all share-based awards that qualify under Section 162(m) of the Code, including options and SARs, but specifically excluding Deferred Stock Grants to the extent described below, that are granted to any participant under the 1996 Plan during any calendar year, will not exceed 250,000 Common Shares (or share-units), either individually or in the aggregate.

    Assuming Shareholder approval of the 1996 Plan, upon the consummation of the Consolidation Transactions each Executive Officer will receive a grant of options to purchase the number of Common Shares indicated opposite such Executive Officer's name in the table below. See "--1996 Share Incentive Plan; New Plan Benefits." The award agreement to be entered into between the respective Executive Officer and the Company will provide that the exercise price with respect to such options will be the Fair Market Value of the Common Shares on the date of grant, that such options will become exercisable by the respective Executive Officer in increments of 50% per year on each of the first two anniversaries of the date of grant, will expire ten years from the date of grant (subject to earlier termination) and are being granted to the Executive Officer in consideration of his agreement, pursuant to an employment agreement being entered into in connection with the Consolidation Transactions, to serve for a minimal annual base salary relative to the annual base compensation paid to executive officers of comparable companies. See "EXECUTIVE COMPENSATION--Employment Agreements; Non-Competition Agreements." The award agreements will further provide that if an Executive Officer's employment with the Company terminates by reason of death, disability or retirement, such options will immediately become and remain fully exercisable for one year after the date of such termination or until the expiration date of such option, whichever occurs first. If an Executive Officer's employment with the Company terminates for any other reason (except as set forth in the following sentence), that portion of the option that is not exercisable at such time shall terminate and any portion then exercisable may be exercised until the earlier of three months after the date of termination or the expiration date of the option. In the event of (i) the termination of an Executive Officer's employment with the Company by the Executive Officer "for good reason" or by the Company "without cause" (each as defined in such individual's employment agreement) or (ii) a Change of Control (as defined below), each such option will become immediately exercisable and will remain so exercisable until the expiration date of the option.

    SARS. SARs entitle the recipient to receive, upon exercise of the SAR, an amount (payable in cash and/or Common Shares) based on the appreciation in the value of a Common Share on the date the SAR is exercised (or some lesser ceiling amount) over the base price of the Common Share established in the award agreement.

    RESTRICTED STOCK AWARDS. A restricted stock award is an award entitling the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee, Common Shares subject to such restrictions and conditions as the Committee may determine at the time of grant. Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. Upon payment for (if required) and acceptance of a restricted stock award, a participant will have all rights of a Shareholder with respect to such restricted stock, including voting and dividend rights, subject to non-transferability restrictions and other conditions contained in the written instrument evidencing the restricted stock award or the resolution of the Board or the Compensation Committee authorizing such award. Restricted Common Shares will become vested with respect to a participant following the date or dates specified or the attainment of the pre-established performance goals, objectives or other conditions associated with such restricted stock award. Following such date or dates or the attainment of such pre-established performance goals, objectives or other conditions, restricted stock will be deemed "vested" and will no longer be restricted stock.

    Unless otherwise specified in the written instrument evidencing the restricted stock award or the resolution of the Board or Compensation Committee authorizing such award, in the event of termination of employment for any reason other than the participant's death or disability, the Company (or its designee) shall have the right, at the discretion of the Compensation Committee, to repurchase restricted stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such Common Shares if acquired at no cost, from the participant or the participant's legal representative.

    In connection with the consummation of the Consolidation Transactions, the Compensation Committee has authorized the grant to certain Executive Officers of restricted Common Shares ("DEFERRED STOCK GRANTS"), as incentive compensation based on the annual growth of FFO per Common Share for the fiscal year prior to the year in which such restricted Common Shares are granted. Such Deferred Stock Grants have been authorized to be granted in 1998, 1999 and 2000 respect of the fiscal years ending 1997, 1998 and 1999, respectively. Common Shares granted pursuant to Deferred Stock Grants (if any) will be forfeited if the Executive Officer's employment with the Company is terminated at any time in the four year period following the date of grant other than upon a Change of Control or upon the termination of the Executive Officer's employment with the Company "without cause" (as defined in the Executive Officer's employment agreement with the Company). During such four-year period, the Executive Officer will be paid all distributions in respect of Common Shares subject to a Deferred Stock Grant and such distributions will not be required to be disgorged in the event of the forfeiture of the underlying Common Shares as a result of the termination of such Executive Officer's employment. The 1997 Deferred Stock Grant will consist of Common Shares with an aggregate Fair Market Value of $200,000 if the FFO per Common Share for the fiscal year ended December 31, 1997 ("1997 FFO") is more than 3.0% higher than the FFO per Common Share for the fiscal year ended December 31, 1996 ("1996 FFO") (giving pro forma effect to the Consolidation Transactions for the entirety of each fiscal year), increasing by a number of Common Shares with an aggregate Fair Market Value of $25,000 for each additional 0.5% increase (in excess of 3.0%) in 1997 FFO over 1996 FFO. There will be no 1997 Deferred Stock Grant unless 1997 FFO is more than 3.0% higher than 1996 FFO. The 1997 Deferred Stock Grant will be allocated among the Executive Officers at the time of grant at the discretion of the Compensation Committee, but no Executive Officer may be allocated more than 75% of the total 1997 Deferred Stock Grant. The formula for Deferred Stock Grants for 1998 and 1999 will mirror that for the 1997 Deferred Stock Grant, except that the FFO per Common Share comparison will, in each instance, relate to the immediately preceding fiscal year. The Compensation Committee has discretion to increase the aggregate value of the Deferred Stock Grants available for grant in 1998 and 1999 in the event of a significant increase in the capitalization of the Company.

    OTHER SHARE-BASED AWARDS. Other share-based awards might include phantom stock or units, performance stock or units, bonus stock or units, dividend equivalent units, or similar securities or rights and other awards payable in or with a value derived from or related to the Fair Market Value of the Common Shares, payable on such terms as the Compensation Committee may approve. Such awards may be granted, become vested or be payable based upon the continued employment of a participant, or upon the attainment of specified corporate or individual performance goals (as in the case of performance stock or units).

    PERFORMANCE-BASED AWARDS. Under Section 162(m) of the Code, the Company may not deduct certain compensation in excess of $1.0 million to the Chief Executive Officer or any one of the four other most highly compensated Executive Officers of the Company unless, among other things, this compensation qualifies as "performance-based" compensation under Section 162(m), and the material terms of the plan for such compensation are approved by stockholders. Certain types of awards under the 1996 Plan may be granted to qualify as performance-based compensation under Section 162(m) of the Code. Stock options and SARs that are granted at a fair market value exercise price are intended to qualify as performance-based compensation. In addition, other share-based awards (such as performance units) may qualify as performance-based compensation. All employees of the Company and its subsidiaries are eligible to receive such share-based awards, and performance goals are any one or a combination of Return on Equity, Total Shareholder Return and FFO. These goals will be applied over either consecutive or rolling cycles of more than one but not more than five fiscal years. Specific cycles, weightings of more than one performance goal and target levels of performance upon which actual payments will be based, as well as the award levels payable upon achievement of specified levels of performance, will be determined by the Compensation Committee no later than the applicable deadline under Section 162(m), and in any event at a time when achievement of such targets is substantially uncertain. These variables may change from cycle to cycle. Appropriate adjustments to the performance goals and targets in respect of share-based awards may be made by the Compensation Committee based upon objective criteria in the case of significant acquisitions or dispositions by the Company, extraordinary gains or losses, material changes in accounting principles or practices, or certain other events that were not anticipated (or the effects of which were not anticipated) at the time goals were established, in order to neutralize the effect of such events on the share-based awards. It is intended that the Deferred Stock Grants to be granted to Executive Officers (if earned) will qualify as performance-based compensation.

    The Compensation Committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant under the share-based awards prior to payment. Share-based awards generally will be paid following the completion of each cycle. The Compensation Committee may retain discretion to reduce, but not increase, the amount payable under a share-based award to any participant, notwithstanding the achievement of targeted performance goals. Share-based awards may be accelerated in the event of a Change of Control (as defined below). The maximum number of Common Shares or share-units that may be subject to all qualifying share-based awards, including stock options and SARs, but specifically excluding Deferred Stock Grants to the extent described above, that are granted to any participant under the 1996 Plan during any calendar year, will not exceed 250,000 Common Shares (or share units), either individually, or in the aggregate.

    The Compensation Committee also has the authority to grant awards under the 1996 Plan in substitution for or assumption of stock incentive awards held by employees of other entities who become employees of the Company or a subsidiary as a result of a merger or acquisition of the entity.

    Awards may be granted in connection with the surrender or cancellation of previously granted awards, or may be amended, under such terms and conditions, including numbers of Common Shares and exercise price, exercisability or termination, that are the same as or different from the existing awards, all as the Compensation Committee may approve.

    All awards under the 1996 Plan will be granted subject to the Ownership Limit, the Executive Officer Ownership Limit and the other restrictions on transfer of Equity Shares contained in the Charter. See "DESCRIPTION OF CAPITAL STOCK--Restrictions on Transfer" and "PROPOSAL TO AMEND THE CHARTER (Proposal 2) -- Description of the Proposed Amendments to the Charter -- Description of the Proposed Amendments to the "Excess Shares" Provisions." No award will be granted if such award would violate any such restriction, or otherwise cause the Company to fail to qualify as a REIT; PROVIDED, that such award may be granted if the Board has determined (as permitted in the Charter) that such award will not jeopardize the Company's status as a REIT or that it is no longer in the best interest of the Company to continue to qualify for taxation as a REIT.

OPTIONS GRANTED TO NON-EMPLOYEE TRUST MANAGERS

    The 1996 Plan provides that each Non-Employee Trust Manager who is first elected or appointed after the 1996 Annual Meeting of Shareholders will receive an automatic initial grant of an option to purchase 10,000 Common Shares. In addition, promptly following the date of each Annual Meeting of Shareholders (including the 1997 Annual Meeting), each Non-Employee Trust Manager elected by the Shareholders (including the current nominees) will receive an additional automatic grant of an option to purchase 5,000 Common Shares; PROVIDED, however, that no Non-Employee Trust Manager will receive more than one such automatic grant in any calendar year. The exercise price for grants to Non-Employee Trust Managers will be 100% of the Fair Market Value of the Common Shares on the date of grant. Each such option will expire ten years from the grant date (subject to earlier termination). Each option will become exercisable in increments of 50% per year on each of the first two anniversaries of the date of grant. If a Non-Employee Trust Manager's service terminates by reason of death, disability, or retirement, the options will immediately become and remain fully exercisable for one year after the date of such termination or until the expiration date of such option, whichever occurs first. If a Non-Employee Trust

Manager's service terminates for any other reason, that portion of the option that is not exercisable at such time shall terminate and any portion then exercisable may be exercised until the earlier of three months after the date of termination or the expiration date of the option. In the event of a Change of Control (as defined below), each option granted to a Non-Employee Trust Manager will become immediately exercisable.

    Assuming Shareholder approval of the 1996 Plan, upon the consummation of the Consolidation Transactions, each Non-Employee Trust Manager will receive a grant of options to purchase 10,000 Common Shares at an exercise price equal to the Fair Market Value of the Common Shares on the date of grant. Such options will have other terms substantially similar to, and are in addition to, those options described in the preceding paragraph.

    The table below sets forth the determinable benefits that would be granted under the 1996 Plan if the Shareholders approve the 1996 Plan.

                           1996 SHARE INCENTIVE PLAN
                               NEW PLAN BENEFITS

                                                                          OPTIONS TO ACQUIRE      DEFERRED STOCK GRANTS
                                                                             COMMON SHARES
                                                                        -----------------------  ------------------------
                                                                          DOLLAR       NUMBER      DOLLAR       NUMBER
NAME AND POSITION                                                        VALUE ($)    OF UNITS    VALUE ($)    OF UNITS
----------------------------------------------------------------------  -----------  ----------  -----------  -----------
Damon Navarro.........................................................      (1)          75,000(2)     (4)        (5)
  Chairman of the Board of Trust Managers, President and Chief
    Executive Officer.................................................
Brian Navarro.........................................................      (1)          75,000(2)     (4)        (5)
  Vice President--Acquisitions........................................
Edmund Navarro........................................................      (1)          75,000(2)     (4)        (5)
  Vice President--Property............................................
Joseph LaBrosse.......................................................      (1)          25,000(2)     (4)        (5)
  Chief Financial Officer, Secretary, Treasurer and Trust Manager.....
Gerald McNamara.......................................................      (1)          20,000(2)     (4)        (5)
  Vice President--Marketing and Strategic Planning....................
Executive Officers, as a group........................................      (1)         270,000      (4)          (5)
Non-Employee Trust Managers, as a group...............................      (1)          30,000(3)     N/A        N/A
Employees, including all officers, who are not Executive Officers as a
  group...............................................................      N/A             N/A      N/A          N/A

------------------------

(1) The exercise price for the options to purchase Common Shares to be granted to each Executive Officer or Non-Employee Trust Manager will be the Fair Market Value of the Common Shares on the date of grant. As it is not possible to determine currently (i) the Fair Market Value of the Common Shares on the date of the consummation of the Consolidation Transactions,
    (ii) the time at which an Executive Officer or Non-Employee Trust Manager will elect to exercise all or a part of such Executive Officer's or Non-Employee Trust Manager's options or (iii) the value of the Common Shares at the time of such exercise(s), the dollar value of the options granted to the each Executive Officer or Non-Employee Trust Manager is not presently determinable.

(2) Options to purchase the number of Common Shares indicated will be granted to such Executive Officer pursuant to the 1996 Plan in connection with the consummation of the Consolidation Transactions (assuming Shareholder approval of the 1996 Plan). For detailed information regarding the terms and conditions associated with such options, see "--Awards Granted to Employees-- Options."

(3) Includes options to purchase 10,000 Common Shares being granted to each of the Non-Employee Trust Managers (Messrs. Garrahy, Gorman and Twaddell) in connection with the consummation of the Consolidation Transactions. For detailed information regarding the terms and conditions associated with such options, see "--Options Granted to Non-Employee Trust Managers" and "MANAGEMENT--Compensation of Trust Managers."

(4) The dollar value of the Common Shares subject to Deferred Stock Grants, if any, which will be granted to each Executive Officer under the 1996 Plan is currently not determinable. See note (5) below.

(5) It is not possible to currently determine the number of Common Shares subject to Deferred Stock Grants, if any, which will be granted to the Executive Officers under the 1996 Plan. Whether the Executive Officers receive Deferred Stock Grants in respect of any of 1997, 1998 and 1999 will depend upon whether the Company achieves the specified minimum level of FFO per Common Share for such fiscal year. See "--Awards Granted to Employees--Restricted Stock Awards."

ADMINISTRATION; CHANGE OF CONTROL

    The 1996 Plan will be administered by the Compensation Committee, constituted so as to permit the 1996 Plan to comply with the "non-employee director" requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and the "outside director" requirements of Section 162(m) of the Code, and will initially consist of each of the three Independent Trust Managers. The Compensation Committee will have authority within the terms and limitations of the 1996 Plan, to designate recipients of awards, determine or modify the form, amount, terms, conditions, restrictions, and limitations of awards, including vesting provisions, terms of exercise of an award, expiration dates and the treatment of an award in the event of the retirement, disability, death or other termination of a participant's employment with the Company, and to construe and interpret the 1996 Plan. Such authority includes the discretion to accelerate and extend outstanding awards but does not include the ability to reduce by amendment the exercise or purchase price of an outstanding award.

    The Compensation Committee is authorized to include specific provisions in award agreements relating to the treatment of awards in the event of a "Change of Control" of the Company (as defined in the 1996 Plan) and is authorized to take certain other actions in such an event. A "Change of Control" is defined generally to include the following: (i) certain acquisitions of 25% or more of the combined voting power of the then outstanding Common Shares and any other securities of the Company entitled to vote generally in the election of trust managers, or (ii) the failure of persons currently serving on the Board, together with persons nominated by at least a majority of the continuing directors, to constitute at least a majority of the Board, or (iii) approval by the Shareholders of any reorganization, merger or consolidation of the Company in which the beneficial owners of the Common Shares and other voting securities of the Company immediately prior to such transaction fail to beneficially own at least 50% of the combined voting power of all securities entitled to vote generally in the election of trust managers following any such transaction, or
(iv) approval by the Shareholders of any complete liquidation or dissolution of the Company, or of any sale or other disposition of all or substantially all of the Company's assets.

    The Compensation Committee may delegate to the officers or employees of the Company and its subsidiaries the authority to execute and deliver such instruments and documents and to take such actions as are necessary, advisable or convenient for the effective administration of the 1996 Plan. It is intended generally that the share-based awards under the 1996 Plan and the 1996 Plan itself comply with, and be interpreted in a manner that, in the case of participants who are subject to Section 16 of the Exchange Act and for whom (or whose awards) the benefits of Rule 16b-3 are intended satisfy, the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16. The 1996 Plan provides that neither the Company nor any member of the Board nor of the Compensation Committee shall have any liability to any person for any action taken or not taken in good faith under the 1996 Plan.

AMENDMENT AND TERMINATION

    The Board will have the authority to amend, suspend or discontinue the 1996 Plan at any time, PROVIDED, that no such action will affect any outstanding award in any manner adverse to a participant without the consent of that participant. The 1996 Plan may be amended by the Board without further Shareholder approval, and no guidelines have been established relating to the nature of the amendments that may be made to the 1996 Plan without Shareholder approval. Such approval, however, may be required (E.G., in the case of amendments that materially increase the available number of Common Shares under the 1996 Plan) to preserve the qualifying status of the 1996 Plan under Rule 16b-3, to satisfy tax rules applicable to performance-based compensation under
Section 162(m) of the Code or to subsequent grants of incentive stock options, or to satisfy other applicable legal requirements. Amendments made without Shareholder approval could increase the costs to the Company under the 1996 Plan, although the amount thereof is not determinable. Because the Compensation Committee will retain the discretion to set and change the specific targets for each performance period under a performance-based award intended to be exempt from Section 162(m), Shareholder ratification of the performance goals will be required, in any event, at five-year intervals in the future to exempt awards granted under the 1996 Plan from the limitations in deductibility.

AUTHORIZED SHARES; OTHER PROVISIONS; NON-EXCLUSIVITY

    The number of Common Shares that may be issued in respect of awards under the 1996 Plan will not exceed 900,000. The 900,000 figure for the number of Common Shares to be available under the 1996 Plan is based on an estimate of the number of Common Shares that will be subject to awards granted during the first three years of the term of the 1996 Plan. The number and kind of shares available for grant and the Common Shares subject to outstanding awards (as well as individual share limits on awards, performance targets and exercise prices of awards) may be adjusted to reflect the effect of a stock dividend, split, recapitalization, merger, consolidation, reorganization, combination or exchange of Common Shares, extraordinary dividend or other distribution or other similar transaction. Any unexercised or undistributed portion of any expired, cancelled, terminated or forfeited award, or any alternative form of consideration under an award that is not paid in connection with the settlement of any portion of an award, will again be available for award under the 1996 Plan, whether or not the participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the participant's ownership was restricted or otherwise not vested. Upon the issuance of an SAR settled in Common Shares, the right to purchase an equal number of Common Shares covered by a related stock option, if any, shall be deemed to have been surrendered and will no longer be exercisable, and such number of Common Shares shall no longer be available under the 1996 Plan. Although Common Shares subject to cancelled options or SARs will be counted against the individual share-based award limits to the extent required by Section 162(m), only Common Shares actually issued will be charged against the aggregate Common Share limit under the 1996 Plan. Upon approval of the 1996 Plan by the Shareholders, the Company intends to register under the Securities Act the number of Common Shares reserved for issuance under the 1996 Plan.

    Full payment for Common Shares purchased on exercise of any option, along with payment of any required tax withholding, must be made at the time of such exercise in cash or, if permitted by the Compensation Committee, in exchange for a promissory note in favor of the Company, in shares of stock having a Fair Market Value equivalent to the exercise price and withholding obligation, or any combination thereof, or pursuant to such "cashless exercise" procedures as may be permitted by the Compensation

Committee. Any payment required in respect of other awards may be in such amount and in any lawful form of consideration as may be authorized by the Compensation Committee.

    If a stock option being exercised or a restricted stock award being granted is an option or restricted stock award granted to an employee of Grove Property or a Grove Property Subsidiary (as defined), then Grove Property will sell the Common Shares underlying the option or restricted stock award to the optionee or restricted stock award recipient in return for the purchase price paid to Grove Property for such Common Shares. For the purposes of the 1996 Plan, a "Grove Property Subsidiary" means any corporation, partnership or other entity (other than Grove Property) in an unbroken chain beginning with Grove Property if all of them, in the aggregate, other than the last one in the unbroken chain, then own stock or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others in such chain; PROVIDED, however, that "Grove Property Subsidiary" shall not include the Operating Partnership or its Operating Partnership Subsidiaries (as defined).

    If a stock option being exercised or a restricted stock award being granted is an option or restricted stock award granted to an employee of the Operating Partnership or an Operating Partnership Subsidiary (as defined), as soon as practicable after the Operating Partnership receives payment of the purchase price (if any) for the Common Shares underlying such option or restricted stock award, (i) Grove Property will sell to the Operating Partnership the number of Common Shares for which such option is being exercised or for which such restricted stock award is being granted for an aggregate purchase price equal to the product of (x) such number of Common Shares multiplied by (y) the Fair Market Value of a Common Share on the date of the exercise or grant, as the case may be, and (ii) the Operating Partnership will sell such Common Shares to the optionee or restricted stock award recipient in return for the purchase price paid to it by the optionee or restricted stock award recipient. For the purposes of the 1996 Plan, an "Operating Partnership Subsidiary" means any corporation, partnership or other entity (other than the Operating Partnership) in an unbroken chain beginning with the Operating Partnership if all of them, in the aggregate, other than the last one in the unbroken chain, then own stock or other interests possessing 50 percent or more of the total combined economic interests or the total combined voting power of all classes of stock or other interests in each of the others in such chain; PROVIDED, however, that "Operating Partnership Subsidiary" will not include Grove Property or its Grove Property Subsidiaries.

    The 1996 Plan generally does not impose any minimum vesting periods on options or other awards. However, Common Shares acquired after exercise of any option may not, in the ordinary course, be sold before the expiration of six months from the date of grant. The maximum term of an option or any other award is ten years.

    The 1996 Plan is not exclusive and does not limit the authority of the Board or its committees to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority. Approval of the 1996 Plan by the Shareholders of the Company will not be deemed to constitute approval of any other such compensation plan or authority.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general description of federal income tax consequences to participants and the Company relating to nonqualified stock options and certain other awards that may be granted under the 1996 Plan. This discussion does not purport to cover all tax consequences relating to stock options and other awards.

    An optionee will not recognize income upon the grant of a nonqualified stock option to purchase Common Shares. Upon exercise of the option, the optionee will recognize ordinary compensation income equal to the excess of the fair market value of the Common Shares on the date the option is exercised over the option price for such stock. The tax basis of the option stock in the hands of the optionee will equal the option price for the stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the stock will commence on the day the option is exercised. An optionee who sells option stock will recognize capital gain or loss measured by the difference between the tax basis of the stock and the amount realized on the sale. Such gain or loss will be long-term if the stock is held for more than one year after exercise. The Company will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.

    An optionee will not recognize income upon the grant of an incentive stock option to purchase Common Shares and will not recognize income upon exercise of the option, provided such optionee was an employee of the Company at all times from the date of grant until three months prior to exercise (or one year prior to exercise in the event of death or disability). Generally, the amount by which the fair market value of the Common Shares on the date of exercise exceeds the option price will be includable in alternative minimum taxable income for purposes of determining alternative minimum tax and such amounts will be added to the tax basis of such stock for purposes of determining alternative minimum taxable income in the year in which the stock is sold. Where an optionee who has exercised an incentive stock option sells the Common Shares acquired upon exercise more than two years after the date of grant and more than one year after exercise, long-term capital gain or loss will be recognized equal to the difference between the sales price and the option price. An optionee who sells such Common Shares within two years after the date of grant or within one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the option price and the fair market value of such Common Shares on the date of exercise or (b) the option price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. The Company will be entitled to a deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

    The current federal income tax consequences of other awards authorized under the 1996 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified options; performance awards and dividend equivalents generally are subject to tax at the time of payment; unconditional stock bonuses are generally subject to tax at the time of payment; in each of the foregoing cases, the Company or a subsidiary will generally have (at the time the participant recognizes income) a corresponding deduction.

    If, as a result of a Change of Control, a participant's SARs or options or other rights become immediately exercisable, or Common Shares or other benefits covered by another type of award are immediately vested or issued, the additional value, if any, attributable to the acceleration or issuance may be deemed a "parachute payment" under Section 280G of the Code. In such case, the participant may be subject to a 280G non-deductible excise tax as to all or a portion of such economic value, in addition to any income tax payable. The Company or a subsidiary will not be entitled to a deduction for that portion of any parachute payment that subject to the excise tax.

    Notwithstanding any of the foregoing discussion with respect to the deductibility of compensation under the 1996 Plan, Section 162(m) would render non-deductible to the Company certain compensation in excess of $1.0 million in any year to certain Executive Officers, unless such excess compensation is "performance-based" (as defined) or is otherwise exempt from Section 162(m). The applicable conditions of an exemption for performance-based compensation plan include, among others, a requirement that the stockholders approve the material terms of the plan. Stock options, SARs and certain (but not all) other types of awards that may be granted to Executive Officers as contemplated by the 1996 Plan are intended to qualify for the exemption for the performance-based compensation under Section 162(m). However, in light of the ambiguities in
Section 162(m) and uncertainties regarding its ultimate interpretation and application in these circumstances, no assurances can be given that the compensation paid under the 1996 Plan to any Executive Officer will in fact be deductible if it should, together with other non-exempt compensation paid to such Executive Officer, exceed $1.0 million.

    THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1996 PLAN. ALL CURRENT TRUST MANAGERS AND EXECUTIVE OFFICERS WILL RECEIVE OR ARE ELIGIBLE TO RECEIVE BENEFITS UNDER THE 1996 PLAN AND WILL HAVE AN INTEREST IN THE 1996 PLAN.

VOTE REQUIRED

    Pursuant to Section 162(m) of the Code, the 1996 Plan must be approved by the affirmative vote of the Shareholders present at the Special Meeting, whether in person or by proxy. Pursuant to Section710 of the AMEX Company Guide, the affirmative vote of a majority of the total votes case on the proposal at the Special Meeting, whether in person or by proxy, is required to approve the 1996 Plan.

                                  THE COMPANY

GENERAL

    Upon completion of the Consolidation Transactions, the Company will be a self-administered and self-managed REIT. The Company will conduct substantially all of its operations through the Operating Partnership. Grove Property will own an interest in the Operating Partnership of not less than 63% and will control the Operating Partnership as the sole general partner. The Company will own, directly or indirectly, 100% of the interests in the four GREAT Properties and each of the seven Partnership Properties currently owned by the Liquidating Partnerships, and will control the remaining thirteen Properties through a general partnership interest in the Property Partnerships that own such Properties. The Company's interest in the various Partnership Properties (other than those owned by the Liquidating Partnerships) cannot be determined until consummation of the Exchange Offer; if no Property Partnership Units are acquired in the Exchange Offer, the Company's interest in certain Partnership Properties could be as little as 1.0%. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)-- The Properties" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation."

    Following the Consolidation Transactions, the Company believes that it will be one of the largest public owners of multi-family properties in Southern New England. The multi-family properties that will be owned or controlled by the Company include 1,752 residential apartments located in Connecticut, Massachusetts and Rhode Island and a neighborhood retail complex in Longmeadow, Massachusetts with net rentable square feet of approximately 79,012. In addition, three of the residential properties include leased office space with total leasable office space of approximately 15,200 square feet.

    The Company believes that it is the only publicly traded multi-family apartment REIT conducting operations exclusively in the Northeast. Management believes that this concentration in a single geographic area and the Company's reputation in the Northeast as a superior property management company with approximately 170 employees, coupled with a sound performance as a public company since June 1994, will be attractive to potential investors in the Company, including owners of multi-family properties that might be acquired by the Company for Common Units, thereby deferring the owner's federal income tax liability, if any, on a sale.

BUSINESS OBJECTIVES AND OPERATING STRATEGIES

    In connection with the Consolidation Transactions, the Board has unanimously approved a change in the Company's distribution policy. The Board has concluded that enhancement of shareholder value can better be achieved through growth in the Company's asset value, which management believes will be reflected in the market price of the Common Shares, rather than maintaining or increasing the distribution yield on the Common Shares. The Board has therefore voted to reduce the quarterly cash distribution to Shareholders, effective upon consummation of the Consolidation Transactions, from its level for the quarter ended September 30, 1996 of $.23 per Common Share (resulting in an annual distribution of $.92 per Common Share) to a quarterly distribution of $0.1575 ($0.1850 before giving effect to the Stock Split) per Common Share (resulting in an annual distribution of $.63 per Common Share ($.74 per Common Share before giving effect to the Stock Split)), thereby reducing the percentage payout of the Company's FFO and cash available for distribution from approximately 77% and 87%, respectively, at September 30, 1996 to approximately 63% and 73%, respectively at that date on a pro forma basis. This distribution level is expected to comply with the REIT requirements under the Code that 95% of the Company's REIT taxable income be distributed annually, while retaining for reinvestment in the Company the maximum amount permitted under the Code. The Company plans to reinvest the balance of its cash flow in the Company's properties, including property redevelopment and additional property acquisitions, the reduction of outstanding indebtedness and, when appropriate, the repurchase of outstanding Common Shares.

The Company's decision to reduce its quarterly cash distribution to Shareholders is not in response to a reduction in earnings (the Company has experienced no such reduction), nor is such decision in response to any other adverse occurrence with respect to the business or operations of the Company. Rather, the Company believes that focusing its distribution and investment philosophy on total return to shareholders, rather than focusing principally on the amount of periodic cash distributions to shareholders, will enhance long-term shareholder value and could reduce the volatility of the market price of the Common Shares.

    In connection with the Consolidation Transactions, the Board has authorized the repurchase of up to 100,000 Common Shares over the next 12 months, from time to time when management believes that the purchase price for the Common Shares is below the asset value per Common Share. See "--Distribution Policy" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Potential Adverse Effects of the Consolidation Transactions; Risk Factors--Repurchase of Common Shares by the Company."

    The Company's primary business objective is to pursue a growth strategy which centers on acquisitions and property redevelopment in Southern New England. Although the Company's principal focus has been, and continues to be, multi-family residential properties, it will also seek to acquire a limited number of mixed-use and specialty retail properties in its existing markets. Management intends to implement its growth strategy by acquiring additional properties which offer solid and steady growth opportunities. Such acquisitions may be from affiliates of the Grove Companies or from unrelated third parties. The properties that may be acquired from the Grove Companies (the Excluded Properties), are principally multi-family residential properties, but also include four mixed-use commercial properties. All of the Excluded Properties are located in Connecticut, Massachusetts or Rhode Island. The Excluded Properties include 1,507 apartments in 15 multi-family residential projects, and 113,300 square feet of commercial space in eight properties. Additional properties may be acquired from affiliates or others for cash, for Common Shares or for Common Units.

    The Company seeks to acquire properties at prices below estimated replacement cost, which can generate improved cash flow and long-term investment value through strategic capital improvements and aggressive property management. Attractive acquisitions are those properties that (i) meet an identified market demand, (ii) are well located and under-performing in improving rental markets and (iii) are capable of producing a high component of current income through value added/return-oriented capital improvements to individual apartment units and property sites, such as adding new amenities, including fitness centers and community rooms, upgrading landscaping and signage and improving the overall curb appeal of the property.

    Management believes that its operating strategy will result in growth in shareholder value through: (i) maximizing investment returns as quickly as possible, (ii) maximizing investment returns through rigorous on-site management which implements an individualized marketing plan for each property responsive to the character of the site, on both a short- and long-term basis, and (iii) increasing investment yields by making return-oriented capital improvements which upgrade individual apartment units and property sites and, in turn, promote stable occupancy levels and justify increasing rental rates. The use of retained cash in connection with acquisitions to be made by the Company is expected by management to enhance Shareholder value and return on equity.

ACQUISITION STRATEGY

    GENERAL. Management believes that the Company has available to it an established network of relationships with real estate owners, developers, brokers, lenders and other institutions in the Southern New England region, which may provide the Company with access to potential acquisitions prior to their being widely marketed.

    An acquisition property should furnish the Company with significant opportunity for increasing property value through rental increases, reducing expenses, or a combination of such strategies. Local demographics and economics in the target location should be stable and strong or showing continuing improvement. When analyzing acquisition targets, the Company conducts market surveys consisting of a study of the region, community and trade area. A physical inspection, a review of the resident mix, an assessment of the current vacancies, and a complete rental analysis is performed.

    Properties held by affiliates of the Company may satisfy the economic and other criteria which form the basis for the Company's acquisition strategy. The Company expects from time to time to seek to acquire one or more of such Excluded Properties at such time as it is able to negotiate a fair price.

    REDEVELOPMENT. The Grove Company affiliates that previously owned the GREAT Properties renovated and upgraded such Properties at the time of purchase, and GREAT has since completed additional renovations. The exterior of Hamden Center Apartments ("HAMDEN") has been upgraded, including landscaping, window shutters and the renovation of the entrances to all six buildings. Some building and entrance way roofing was also replaced at Hamden. At Baron Apartments, the landscaping at the entrance of the Property and at the front two buildings was upgraded, and a new rental office was added. New energy efficient lighting was installed in all common areas of Baron Apartments. At all of the GREAT Properties, unit interiors have been renovated as apartments turned over, including carpet and appliance replacement, and new lighting fixtures as necessary. The Company intends to undertake and/or continue similar renovations and upgrades in connection with the Partnership Properties.

    FUTURE ACQUISITIONS. In the pursuit of its growth strategy, the Company intends to engage in discussions with potential sellers of multi-family properties, whether affiliates of the Company or third party sellers.

    Management believes that an important strategic target for growth opportunities in the Company's primary market are portfolios of multi-unit apartment communities owned and operated by individuals. The Company believes that a significant portion of New England's multi-unit housing properties is older, and that ownership is very fragmented. Owners of 75- to 150-unit complexes in the Company's market area have advised management of the Company that they would be interested in selling their properties, but they have little or no tax bases remaining in such properties, and such owners have concluded that the potential tax liability which may be incurred by them upon transfer is prohibitive of such sales. By utilizing the Operating Partnership structure, the Company can offer competitive purchase prices to such owners and make payment of such purchase prices in Common Units, thereby deferring all or a portion of an owner's federal income tax liability.

    In the event the Company desires to purchase a property from an affiliate, the Company's investment policies require majority approval of the proposed purchase by the Independent Trust Managers of the Company (I.E., those who are neither executive officers of the Company nor affiliates of the Grove Companies). The Charter requires a majority of Independent Trust Managers on the Board at all times. The Charter also requires prior receipt of an independent third-party appraisal with respect to the property. The proposed amendment to the Charter would delete the requirement that GREAT obtain such an independent third party appraisal. See "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Reasons for the Charter Amendments--Reasons for the Proposed Amendment to Delete the Third Party Appraisal Requirement."

    There can be no assurance that the Company will be able to identify acquisition opportunities, that definitive contracts will be entered into with respect to any prospective acquisitions, or that the Company will acquire any property as to which it enters into a definitive contract.

MARKETS

    GENERAL. The Company believes that the existing conditions in the Northeast market present a substantial barrier to new development. Northeast is defined to include the New England and Mid-Atlantic states. The existing density in the Northeast marketplace limits the amount of developable land. In addition, zoning is administered at the local level, thereby allowing the individual localities their own often restrictive policies within the existing zoning and environmental laws. The lack of developable land as well as the current zoning environment contribute to the overall high cost of construction of apartment communities and corresponding low level of multi-family development. The following graph details the number of multi-family units in complexes of five or more units completed nationally for years 1993, 1994 and 1995 and in the Northeast region for the same three years.

                   COMPLETION PROPERTIES WITH 5 OR MORE UNITS
                                  [LINE GRAPH]
                                                                                                    QUARTER ENDING
                                                                                                    SEPTEMBER 30,
                                                                     1993       1994       1995          1996
                                                                   ---------  ---------  ---------  --------------
Nationally.......................................................    150,000    175,000    250,000       235,000
Northeast........................................................     10,000      6,000     19,000        14,000

------------------------

(1) "Northeast" is defined as an area including New England (including Maine, New Hampshire, Vermont, Massachusetts, Connecticut and Rhode Island), New York, Pennsylvania and New Jersey.

    The Company believes the following data with respect to rental costs relative to income indicates that increased rental rates could be obtained in two of the Company's primary markets (Hartford and Providence). Similar data is not readily available for the Company's other, more local, markets.

                            1995 RENTAL COST--INCOME
                                SELECTED MARKETS

                                                            RENTAL COST        MEDIAN HOUSEHOLD
METROPOLITAN MARKET                                   RELATIVE TO INCOME (1)      INCOME (2)
----------------------------------------------------  -----------------------  -----------------
Rochester...........................................              21.3             $  41,000
Hartford............................................              24.0             $  49,500
Providence..........................................              24.3             $  36,400
Salt Lake City......................................              24.9             $  39,200
Seattle.............................................              26.5             $  45,000
Atlanta.............................................              28.0             $  42,400
Baltimore...........................................              28.8             $  41,800
Portland............................................              28.9             $  38,700
Las Vegas...........................................              31.1             $  35,100
Chicago.............................................              31.3             $  47,400
Boston..............................................              31.8             $  48,400
New York............................................              32.4             $  40,600
Miami...............................................              35.2             $  31,600
San Francisco.......................................              42.7             $  45,700

------------------------
(1) Based on analysis of 4th Quarter 1995 data for Class A apartments as reported in Koll National RE Index in MARKET MONITOR. The Properties consist of Class A and Class B apartments.

(2) SALES AND MARKETING MANAGEMENT'S 1995 SURVEY ON BUYING POWER.

    The Company's properties are located in in-fill locations which have experienced occupancy rates 200 basis points better than the regional average and approximately 300 basis points better than the national average for 1994 and 1995. The Company expects that its very low vacancy rate, combined with relatively low vacancy rates in its markets as a whole, will enable the Company to raise rents at the rate of inflation or higher over the next several years. The Company's rental revenues, on a pro forma basis, increased 8.8% for the nine months ended September 30, 1996 as compared with the same period in 1995 and 4.4% for the year ended December 31, 1995 as compared to the year ended December 31, 1994. The following graph shows the Company's 1994 and 1995 vacancy rates as compared with the Northeast and the United States.

                                 VACANCY RATES
                                  [BAR GRAPH]
                                                                                     GROVE       UNITED STATES      NORTHEAST
                                                                                  -----------  -----------------  -------------
1994............................................................................         3.8%            7.2%             7.1%
1995............................................................................         3.6%            7.5%             6.9%

    The Company believes that occupancy levels in the Northeast are increasing principally because few new apartment communities are being built in the Northeast. Nationally, as reported by Hanley-Wood U.S. HOUSING MARKETS, for the three-month period ended December 31, 1995 the vacancy rate in rental apartment communities comprised of more than five units was 9.6% as compared to 9.3% for the comparable period in 1994. However, in the Northeast, the vacancy rate was 6.9% for the three-month period ended December 31, 1995 as compared to 7.1% for the comparable period in 1994. For the period ended December 31, 1995, the occupancy rate of the Properties was 96.8%, and the rate increased to 97.2% at September 30, 1996. The Company believes that the lack of new multi-unit housing properties, the low ratio of rental costs relative to income in two of its primary markets and its high occupancy rates should result in higher rental rates and increased appreciation in the value of the Company's assets over the next several years.

    MULTI-FAMILY MARKET. Management believes that the real estate capital shortage resulting from the national and regional banking crisis and from residential property overbuilding in the 1980's has severely limited the supply of new multi-family properties entering the Southern New England marketplace since 1991. The Company expects that the high land costs and high construction costs experienced by many Northeast residential property developers and owners will continue to inhibit new construction in the near term. The Company's resident leases are generally for a one-year term, so that the Company is in a position to increase rents annually if the market is favorable.

    RENTAL RATES AND OCCUPANCY. The average physical occupancy rate of the Company's multi-family properties for the nine months ended September 30, 1996 was 97.0%. The average monthly rental rate for the multi-family properties has increased to $.74 per square foot per month for the three months ended September 30, 1996 from an average of $.72 per square foot per month for the 12 months ended December 31, 1995. The total commercial rentable space associated with the Properties is 113,320 square feet. The average physical occupancy of the Company's commercial properties for the nine months ended September 30, 1996 was 99.2%. The average rent per square foot per month for the Company's commercial property has increased to $0.86 per square foot per month for the three months ended September 30, 1996 from an average of $0.78 per square foot per month for the 12 months ended December 31, 1995.

COMPETITION

    There are numerous housing alternatives that compete with the Properties in attracting residents. The Properties compete directly with other multi-family properties and single family homes that are available for rent in the markets in which the Properties are located. The Properties also compete for residents with the new and existing home market. In addition, the Company competes with other investors for acquisitions and redevelopment projects, and some of these competitors have greater resources than the Company.

PROPERTY MANAGEMENT SERVICES

    GENERAL. GPS has rendered property management services to each of the GREAT Properties, the Partnership Properties and the Excluded Properties since their acquisition by an affiliate of the Grove Companies (at dates ranging from 1986 to 1996). Currently GPS generates all of its fee income from GREAT, the Property Partnerships and the limited partnerships that own the Excluded Properties (interests in which are owned by the Grove Companies), although in the past it also provided property management services to unrelated third parties. In connection with the Consolidation Transactions, the Company will succeed to the property management activities of GPS, and the Operating Partnership will acquire all of the assets and liabilities of the GPS related to property management services. Edmund F. Navarro, Vice President/Property Management of the Company and President of GPS, will continue to lead the Company's property management team, and substantially all of the employees of GPS will become employees of the Operating Partnership in connection with the Consolidation.

    In addition to managing the 1,752 multi-family apartment units and the commercial space in its 24 Properties, the Company will continue to manage the Excluded Properties, pursuant to management services contracts between the Company and the limited partnerships that own the Excluded Properties. The Excluded Properties include 1,507 apartments in 15 multi-family residential projects, and 113,300 square feet of commercial space in eight properties. The management services agreements will provide that the Operating Partnership shall receive in exchange for its provision of property management services, with respect to each Property or Excluded Property, a fee equal to from 4% to 6% of gross income (excluding interest income). Such management services agreements are expected to have terms of one year, and will automatically renew for successive one-year terms if neither party thereto gives notice of termination within 90 days prior to the end of the then current term. Because the Management Company (which will be consolidated in the Company after the Consolidation) has existing relationships with, and has provided and continues to provide property management services for, the limited partnerships that own the Excluded Properties, management anticipates that such contracts will continue to renew for additional one-year terms upon the expiration of their initial terms, and will not be terminated by the limited partnerships that own the Excluded Properties. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Benefits to Certain Parties; Conflicts of Interest; Interests of Certain Persons" and "CERTAIN RELATIONSHIPS AND TRANSACTIONS--Transactions With the Grove Companies--Property Management Services."

    PROPERTY MANAGEMENT SERVICES. The Management Company manages properties utilizing its staff of professional and support personnel, including certified regional property managers, apartment managers, apartment maintenance technicians and leasing agents, and the services of the Accounting Division of the Management Company. As of September 30, 1996, the Management Company's property management personnel consisted of approximately 170 employees. The depth of the Management Company's organization is intended to enable it to deliver quality services on an uninterrupted basis, thereby promoting resident satisfaction and improving resident retention. The services of the Management Company are important to GREAT's implementation of its objective to overhaul management procedures of prior owners of the properties acquired pursuant to its growth strategy. The Management Company has developed, and continues to improve, on-site management programs, accounting systems, marketing systems and resident quality control and retention procedures.

    The Management Company's property management staff will become employees of the Operating Partnership. The property management team for each Property includes on-site management and maintenance personnel as well as off-site support staff. Property management teams perform leasing and rent collection functions and coordinate resident services. Substantially all personnel are trained extensively and are encouraged, and in certain cases required, to continue their education through Company-designed in-house courses and participation in outside seminars. The focus of the Company's on-site management program is to provide prompt, courteous and responsive service to its residents. The Company monitors the responsiveness of its on-site management through various resident surveys. Service request response cards are left in residents' apartments after any maintenance is performed, soliciting resident feedback of the service provided.

    ACCOUNTING SERVICES. The Accounting Division of the Management Company is managed by Steven Splain, Controller of the Company. The accounting staff audits and monitors each property's financial records, including monthly income and expense reports, bank statement reconciliations, rent rolls and economic occupancy reports and budget compliance. Staff members visit each site on a regular basis to conduct on-site audits and supervise on-site bookkeeping. The information generated during these visits is used by the Company's on-site management staff at each site to set personal and team goals which relate to budget and fiscal matters, on a weekly and monthly basis, subject to the supervision of the Management Company.

    PROPERTY MARKETING. The rental marketing personnel of the Management Company attempt to assure that each property is marketable, priced realistically and promoted aggressively. The Management Company uses a full range of promotional tools in its marketing programs: point-of-purchase materials, high quality curb appeal, targeted advertising and resident referrals. Instead of waiting until vacancies occur, the Management Company markets the properties in its management portfolio on a continuous basis. It takes steps necessary to avoid move-outs by quality residents, which include quality customer service throughout the lease term and renewal incentives.

    The Management Company has established specific reporting requirements and management guidelines to be applied at each of the Properties. Marketing reports are prepared by on-site property management staff to track each Property's occupancy, lease expiration, prospective resident traffic, unit availability, renewal and rental rates and resident profile information. The Company's on-site staff, which consists of property managers, leasing agents, service technicians, porters and landscapers, participates in weekly goal setting sessions to evaluate these marketing reports and examine issues relating to resident underwriting, meet weekly to evaluate progress, set next week's goals and review financial results. These sessions are supervised by the Management Company's marketing director and regional managers. In this way, the Management Company intends to encourage customer service and team empowerment.

    Marketing and leasing procedures established by the Management Company are designed to ensure compliance with all federal, state and local laws and regulations. Individual property marketing plans have been structured by GPS to respond to local market conditions. Resident underwriting guidelines for prospective residents comply with the FHA and ADA regulations and are designed to stabilize service levels and cash flow through lower resident turnover. None of the Properties are currently subject to rent control or rent stabilization regulation or deed restrictions. The Company's standard 12-month lease contracts facilitate uniform lease administration relating to rent collections, security deposit dispositions, evictions, repairs and renewals.

    CONSTRUCTION SERVICES. Grove Development Corporation ("GDC"), a Connecticut corporation owned by the Management Owners, facilitates the provision of construction services to the Property Partnerships, GREAT and the limited partnerships that own the Excluded Properties in connection with the redevelopment of their respective properties. GDC has only one employee who directs the operations of GDC; GDC functions as a general contractor, supervising the various sub-contractors who perform construction and related services. GDC has no material assets or liabilities, and will be dissolved upon the consummation of the Consolidation Transactions. The employee will become an employee of the Operating Partnership, which will continue to provide such construction-related services in connection with the redevelopment of the Properties and the Excluded Properties.

DISTRIBUTION POLICY

    GREAT has made a quarterly distribution to its holders of Common Shares in each quarter since the closing of the IPO. Distributions for the year ended December 31, 1995 totaled $475,125, representing 86% of FFO and 90% of cash available for distribution. Distributions for the nine months ended September 30, 1996 totaled $360,938, representing 77% of FFO and 87% of cash available for distribution.

    The Company expects to continue to make quarterly distributions following the Consolidation Transactions. Assuming a $9.00 per Common Share purchase price in the New Equity Investment, and therefore a distribution of 95,130 Common Shares pursuant to the Stock Split, the Company currently expects to make an annual distribution of $.63 ($.74 before giving effect to the Stock Split) per Common Share for the 12 months following the consummation of the Consolidation Transactions, a distribution equal to approximately 63% of estimated pro forma FFO for the 12 months ending September 30, 1997 (73% of estimated cash available for distribution). The Board may vary the percentage of cash available for distribution which is distributed if the actual results of operations, economic conditions or other factors differ from the assumptions used in the Company's estimates. The Company's long-term goal is to distribute the minimum amount of cash required to qualify as a REIT under the Code. See "--Business Objectives and Operating Strategy" and APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Reasons for the Consolidation Transactions--Investor Interest." Common Units and Common Shares will receive equal distributions, except that the first distribution with respect to Common Units following the consummation of the Consolidation Transactions will be pro-rated for the period of the quarter that such Common Units were outstanding.

    The Company believes that its estimate of cash available for distribution following consummation of the Consolidation Transactions constitutes a reasonable basis for setting the initial distribution rate following the Consolidation (the "INITIAL DISTRIBUTION RATE") and is made solely for purposes of setting the Initial Distribution Rate, and is not intended to be a projection or forecast of the Company's results of operations or of its liquidity. The Company presently intends to maintain the initial distribution rate for the 12 months following the consummation of the Consolidation Transactions unless actual results from operations, economic conditions, REIT taxable income or other factors differ significantly from the assumptions used in its estimate. However, no assurance can be given that the Company's estimate will prove accurate. The actual return that the Company will realize will be affected by a number of factors, including the revenue received from the Properties, the distributions and other payments received from the Property Partnerships, the operating expenses of the Company and the Operating Partnership, the interest expense incurred on their respective borrowings, the ability of tenants to meet their obligations, general leasing activity and unanticipated capital expenditures. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Potential Adverse Effects of the Consolidation Transactions--Risks of Equity Real Estate Investments; Adverse Impact on Ability to Make Distributions; Effect on Value of Properties."

    The following table illustrates the adjustments made by the Company to its pro forma FFO for the twelve months ended September 30, 1996 in order to calculate estimated cash available for distribution:

                                                                                                  (DOLLARS
                                                                                                     IN
                                                                                                  THOUSANDS)
                                                                                                  ---------
Pro forma net income for the year ended December 31, 1995.......................................  $   1,829
Plus: Pro forma net income for the nine months ended September 30, 1996.........................      1,293
Less: Pro forma net income for the nine months ended September 30, 1995.........................     (1,093)
                                                                                                  ---------
Pro forma net income for the 12 months ended September 30, 1996.................................      2,029
Add back non-cash items:
  Pro forma depreciation for the 12 months ended September 30, 1996(1)..........................      3,204
  Pro forma amortization for the 12 months ended September 30, 1996(1)..........................        124
                                                                                                  ---------
Pro forma Funds from Operations for the 12 months ended September 30, 1996......................      5,357
Adjustments:
  Net increase in rental revenues from existing leases(2).......................................        535
  Net increase in Sandalwood operating expenses(5)..............................................        (62)
                                                                                                  ---------
Estimated Funds from Operations for the twelve months ending September 30, 1997.................      5,830
Estimated recurring capital expenditures(3).....................................................        596
Estimated principal payments on long-term debt..................................................        154
                                                                                                  ---------
Estimated cash available for distribution for the twelve months ending
  September 30, 1997............................................................................  $   5,080
                                                                                                  ---------
                                                                                                  ---------
  Company share of cash available for distribution(4)...........................................   .7% $   3,439
                                                                                                  ---------
                                                                                                  ---------
  Minority interest's share of cash available for distribution..................................   .3% $   1,641
                                                                                                  ---------
                                                                                                  ---------
Total estimated initial distribution............................................................  $   3,678
                                                                                                  ---------
                                                                                                  ---------
Estimated initial annual distribution per share.................................................  $     .63
                                                                                                  ---------
                                                                                                  ---------
Estimated Funds from Operations distribution payout ratio.......................................         63%
                                                                                                  ---------
                                                                                                  ---------
Estimated cash available for distribution payout ratio..........................................         73%
                                                                                                  ---------
                                                                                                  ---------

------------------------

(1) Pro forma depreciation of $31,154 for the year ended December 31, 1995 plus $2,407 for the nine months ended September 30, 1996, less $2,358 for the nine months ended September 30, 1995. Pro forma amortization of $191 for the year ended December 31, 1995 plus 163 for the nine months ended September 30, 1996 less $140 for the nine months ended September 30, 1995. Amortization consists primarily of intangible assets related to commercial leases and other non-recurring amounts. Non-cash interest expense of $147 related to amortization of the costs associated with the Refinancing and existing debt is not added back in this table in conformity with NAREIT's recently adopted definition of Funds from Operations.

(2) Represents an incremental increase in Funds from Operations attributable to annual rental revenues from leases in place as of September 30, 1996 for the 12 months ending September 30, 1997 (over actual rental revenue included in the pro forma Funds from Operations for the 12 months ended September 30,
    1996).

(3) Reflects $596 of estimated recurring costs for interior replacement of appliances, carpeting and vinyl flooring which are anticipated to be funded from operations.

(4) The Company's share of estimated distributions based on its approximately 67.7% partnership interest in the Operating Partnership.

(5) The Sandalwood Apartments was purchased in December 1995 and rebuilt in 1996. The Sandalwood Apartments were not available for rent until August 1996. The operating expenses of this Property are expected to increase once the Property is stabilized. The Sandalwood Apartments is expected to be fully leased and stabilized by December 31, 1996.

    The Company anticipates that its estimated cash available for distribution will exceed earnings and profits due to non-cash expenses, primarily depreciation and amortization, to be incurred by the Company. Distributions by the Company to the extent of its current or accumulated earnings and profits for federal income tax purposes, other than capital gain dividends, will be taxable to Shareholders as ordinary dividend income. Capital gain distributions generally will be treated as long-term capital gains. Distributions in excess of earnings and profits generally will be treated as non-taxable reduction of the Shareholders' basis in the Common Shares to the extent thereof, and thereafter as taxable gain. Distributions treated as non-taxable reduction in basis will have the effect of deferring taxation until the sale of a Shareholder's Common Shares. Based on the estimated cash flow available for distribution set forth in the table above, the Company believes that none of the distributions for the 12 months ending December 31, 1997 would represent a return of capital. If actual cash available for distribution or taxable income vary from these amounts, the percentage of distributions which represent a return of capital may be materially different. For a discussion of the tax treatment of distributions to holders of Common Shares see "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of U.S. Shareholders" and "--Special Tax Considerations for Foreign Shareholders." In order to qualify to be taxed as a REIT, the Company must make annual distributions to Shareholders of at least 95% of its REIT taxable income (determined by excluding any net capital gains) which the Company anticipates will be less than its share of adjusted FFO. Under certain circumstances, the Company may be required to make distributions in excess of cash available for distribution in order to meet such distribution requirements.

    Financing activities such as repayment or refinancing of loans also may affect the Company's assets and liabilities and the amount of cash available for distribution for future periods. Management will seek to control the timing and nature of investing and financing activities in order to maximize the Company's return on invested capital.

    Future distributions by the Company will be subject to the requirements of the Maryland REIT Act and the discretion of the Board, and will depend on the actual cash flow of the Company, its financial condition, its capital requirements, any decision by the general partners of each Property Partnership to reinvest that Property Partnership's FFO, rather than distribute such funds to its partners (including the Operating Partnership), any decision by the Board to reinvest the Operating Partnership's FFO rather than distribute such funds to the Company, the annual distribution requirements under the REIT provisions of the Code (see "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of the Company--Annual Distribution Requirements") and such other factors as the Board deems relevant. There can be no assurance that any distributions will be made or that the expected level of distributions will be maintained by the Company. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)-- Potential Adverse Effects of the Consolidation Transactions; Risk Factors--Risks of Equity Real Estate Investments; Adverse Impact on Ability to Make Distributions; Effect on Value of Properties." If revenues generated by the Company's properties in future periods decrease materially from current levels, the Company's ability to make expected distributions would be materially adversely affected, which could result in a decrease in the market price of the Common Shares.

SELECTED FINANCIAL AND OPERATING DATA

    Historical financial statements for GREAT, and on a combined basis, for the Property Partnerships and the Management Company, are included at pages F-8 through F-34 of this Proxy Statement.

    The following table sets forth certain financial and operating data on a consolidated pro forma basis for the Company and on a combined historical basis for the Management Company and the Property Partnerships. The following information should be read in conjunction with all of the financial statements and notes thereto included elsewhere in this Proxy Statement. The combined historical operating information of the Management Company and the Property Partnerships for the years ended December 31, 1995 and 1994 has been derived from the historical combined financial statements audited by Ernst & Young LLP, independent auditors, whose report with respect thereto is included elsewhere in this Proxy Statement. The historical operating information of GREAT for the year ended December 31, 1995 and the period from inception (June 24, 1994) to December 31, 1994, has been derived from the historical financial statements audited by BDO, Seidman, LLP, independent public accountants, whose report with respect thereto is included elsewhere in this Proxy Statement. The operating information for the nine months ended September 30, 1996 and 1995 has been derived from the unaudited financial statements of GREAT and the unaudited combined financial statements of the Management Company and the Property Partnerships. The unaudited financial statements include all adjustments, consisting only of normal recurring adjustments, that the Company considers necessary for a fair presentation of the financial position and results of operations for these periods. The results of operations for the nine months ended September 30, 1996 and 1995 are not necessarily indicative of the results to be obtained for the full fiscal year.

    The unaudited pro forma information assumes completion of the Consolidation Transactions, the New Equity Investment, the Refinancing and the use of the net proceeds therefrom as described elsewhere in this Proxy Statement, as of the beginning of the periods presented for the operating data and as of the balance sheet date for the balance sheet data. In management's opinion, all adjustments necessary to present fairly the effects of the Consolidation Transactions have been made. THE UNAUDITED PRO FORMA INFORMATION IS NOT NECESSARILY INDICATIVE OF WHAT THE ACTUAL RESULTS OF OPERATIONS OR FINANCIAL CONDITION WOULD HAVE BEEN FOR THE PERIOD OR AT THE DATES INDICATED, NOR DOES IT PURPORT TO REPRESENT THE FUTURE RESULTS OF OPERATIONS AS OF ANY FUTURE DATE OR FOR ANY FUTURE PERIODS. FUNDS FROM OPERATIONS SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR NET INCOME AS A MEASURE OF PROFITABILITY NOR IS IT COMPARABLE TO CASH FLOW FROM OPERATIONS DETERMINED IN ACCORDANCE WITH GAAP. THE PRO FORMA OPERATING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE HISTORICAL FINANCIAL INFORMATION INCLUDED IN THIS PROXY STATEMENT.

                                               NINE MONTHS ENDED SEPTEMBER 30,                     YEAR ENDED DECEMBER 31,
                                  ---------------------------------------------------------  -----------------------------------
                                  CONSOLIDATED                                               CONSOLIDATED
                                       PRO         GREAT HISTORICAL    COMBINED HISTORICAL        PRO         GREAT HISTORICAL
                                    FORMA(2)                                                   FORMA(2)
                                  -------------  --------------------  --------------------  -------------  --------------------

                                      1996         1996       1995       1996       1995         1995         1995       1994
                                  -------------  ---------  ---------  ---------  ---------  -------------  ---------  ---------
                                                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AND PROPERTY INFORMATION)
Operating Information:
Revenues:
  Rental........................       10,990    $   1,521  $     962  $   9,644  $   8,864    $  13,733    $   1,287  $     641
  Property management...........          593                              1,198        914          911
  Interest and other............          146           28         22        243        449          476           30         13
                                  -------------  ---------  ---------  ---------  ---------  -------------  ---------  ---------
Total revenues..................       11,729        1,549        984     11,085     10,227       15,120        1,317        654
Total operating expenses........        5,887          775        503      5,481      4,924        7,272          677        334
Interest........................        1,874          292         64      2,807      2,861        2,499           85         44
Depreciation and amortization...        2,675          293        162      2,346      2,348        3,520          216        117
                                  -------------  ---------  ---------  ---------  ---------  -------------  ---------  ---------
Income (loss) before minority
  interest and extraordinary
  items.........................        1,293       --         --         --         --            1,829       --         --
Minority interest in
  earnings(7)...................          418       --         --         --         --              591       --         --
                                  -------------  ---------  ---------  ---------  ---------  -------------  ---------  ---------
Income (loss) before
  extraordinary items...........    $     875          189        255        451         94    $   1,238          339        159
                                  -------------                                   ---------
                                  -------------                                   ---------
Net income(3)...................                 $     189  $     255  $     451  $   2,280                 $     339  $     159
                                                 ---------  ---------  ---------  ---------                 ---------  ---------
                                                 ---------  ---------  ---------  ---------                 ---------  ---------
Net income per share(4).........    $    0.22    $    0.36  $    0.49                          $    0.31    $    0.64  $    0.30
                                  -------------  ---------  ---------                        -------------  ---------  ---------
                                  -------------  ---------  ---------                        -------------  ---------  ---------
Other information:
Funds from Operations...........    $   3,922    $     471  $     408  $   2,412  $   2,012    $   5,251    $     552  $     269
Total rental properties.........           24            4          3         21         19           24            3          3
Total number of apartments
  (end of period)...............        1,752          257        165      1,495      1,456        1,713          165        165
Physical occupancy (end of
  period).......................        97.18%       98.44%     98.79%     96.95%     96.56%       96.97%       99.39%     97.58%


                                                           GREAT
                                  COMBINED HISTORICAL       PRO
                                                         FORMA(6)
                                  --------------------  -----------
                                    1995       1994        1994
                                  ---------  ---------  -----------

Operating Information:
Revenues:
  Rental........................  $  11,965  $  11,462       1,215
  Property management...........      1,473      1,103      --
  Interest and other............        445        563          22
                                  ---------  ---------  -----------
Total revenues..................     13,883     13,128       1,237
Total operating expenses........      6,771      6,762         685
Interest........................      3,829      3,817          84
Depreciation and amortization...      3,140      3,165         216
                                  ---------  ---------  -----------
Income (loss) before minority
  interest and extraordinary
  items.........................     --         --          --
Minority interest in
  earnings(7)...................     --         --          --
                                  ---------  ---------  -----------
Income (loss) before
  extraordinary items...........        143       (616)  $     252

Net income(3)...................  $   2,329  $   1,155
                                  ---------  ---------
                                  ---------  ---------
Net income per share(4).........                            --
                                                        -----------
                                                        -----------
Other information:
Funds from Operations...........  $   2,685  $   2,081         502
Total rental properties.........         20         19           3
Total number of apartments
  (end of period)...............      1,456      1,354         165
Physical occupancy (end of
  period).......................      96.97%     95.91%      97.58%

                                                                                                                 DECEMBER
                                                                                  SEPTEMBER 30, 1996             31, 1995
                                                                        ---------------------------------------  ---------
                                                                                              HISTORICAL         HISTORICAL
                                                                                       ------------------------  ---------

                                                                        PRO FORMA(5)      GREAT      COMBINED      GREAT
                                                                        -------------  -----------  -----------  ---------
Balance Sheet Information:
  Real estate assets..................................................    $  63,657     $   8,804    $  54,944   $   4,698
  Total assets........................................................       66,066         9,547       59,163       5,241
  Total debt..........................................................       32,650         5,675       47,518       1,190
  Shareholders'/owners' equity........................................       21,097         3,530        8,822       3,703



                                                                         COMBINED
                                                                        -----------
Balance Sheet Information:
  Real estate assets..................................................   $  55,579
  Total assets........................................................      61,678
  Total debt..........................................................      46,786
  Shareholders'/owners' equity........................................      12,259

------------------------

(1) The White Paper approved by the Board of Governors of NAREIT in March 1995 defines FFO as net income (loss) (computed in accordance with GAAP, excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analyses. The Company computes FFO in accordance with standards established by the White Paper which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make distributions.

(2) Pro forma data assumes the consummation of the Consolidation Transactions as of the beginning of the periods presented. For detailed pro forma adjustments, see the pro forma financial statements included at pages F-2 through F-7 of this Proxy Statement.

(3) For the years ended 1995 and 1994 and the nine months ended September 30, 1995, the Company realized extraordinary gains of $2,186, $1,771 and $2,186, respectively, resulting from the restructuring of certain mortgage debts.

(4) The pro forma net income per Common Share calculations for the year ended December 31, 1995 and the nine months ended September 30, 1996 give effect to the Stock Split of 95,130 Common Shares to be declared and issued immediately prior to the consummation of the Consolidation Transactions and the issuance of 3,333,333 Common Shares to New Equity Investors in the New Equity Investment. Earnings per Common Share for the combined historical financial statements of the Management Company and the Property Partnerships is not presented. The Company believes that such information would not be useful or meaningful to the Shareholders.

(5) Assumes the consummation of Consolidation Transactions on September 30, 1996 and reflects the application of the estimated net proceeds therefrom. See "SUMMARY- Sources and Uses of Funds".

(6) GREAT completed the IPO on June 23, 1994. Pro forma information is presented for GREAT and its predecessors for the year ended December 31, 1994. For detailed information regarding the pro forma adjustments in connection with such presentation see the GREAT financial statements included at pages F-8 through F-24 of this Proxy Statement.

(7) Based upon 1,885,312 Common Units issued to Limited Partners outstanding, of the 5,838,775 Common Shares (assuming exchange of all Common Units for Common Shares) assumed to be outstanding (32.29%).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS

    OVERVIEW

    The following discussion should be read in conjunction with "THE COMPANY--Selected Financial and Operating Data," the financial statements of GREAT and the notes thereto, the historical combined financial statements of the Management Company and the Property Partnerships and the notes thereto and the pro forma condensed consolidated financial statements (unaudited) and the notes thereto appearing elsewhere in this Proxy Statement. The historical combined financial statements of the Management Company and the Property Partnerships have been prepared to reflect the historical combined operations, assets and liabilities of the Management Company and the Property Partnerships whose assets are to be transferred to the Company in connection with the Consolidation. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation." The pro forma financial and other information contained in this Proxy Statement give effect to the consummation of the Consolidation Transactions, including the New Equity Investment and the Refinancing (including the Credit Facility) and the use of the net proceeds therefrom as described elsewhere in this Proxy Statement. See "SUMMARY--Sources and Uses."

    The Company believes that the consummation of the Consolidation Transactions, including the New Equity Investment and the Refinancing (including the Credit Facility), will improve its financial condition and operating results. The completion of the Refinancing will reduce the Company's mortgage debt (with a corresponding reduction in interest expense resulting therefrom) and the Long-Term Facility and the Revolving Credit Facility will make available to the Company $15.1 million at a floating interest rate and a ten-year term, and $3.4 million (the amount of the Revolving Credit Facility that the Company expects to borrow in connection with the consummation of the Consolidation Transactions) at a floating interest rate and a three-year term, respectively, together with additional borrowing capacity under the Revolving Credit Facility. See "SUMMARY--Sources and Uses," "SUMMARY--Capitalization," "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions-- The Refinancing" and the financial statements and notes thereto contained elsewhere in this Proxy Statement.

    The combined financial statements of the Management Company and the Property Partnerships include (i) the 20 Property Partnerships which own the Partnership Properties and (ii) the Management Company (before giving effect to certain transfers to be effected to National Realty prior to the Consolidation.) See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation and the pro forma financial statements of the Property Partnerships and the Management Company contained elsewhere in this Proxy Statement.

    HISTORICAL RESULTS OF OPERATIONS

RESULTS OF OPERATIONS FOR THE MANAGEMENT COMPANY AND THE PROPERTY PARTNERSHIPS
  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996, COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1995.

    In December 1995 the Nautilus Properties Limited Partnership acquired the Sandalwood Apartments ("SANDALWOOD") which was rebuilt during 1996. Construction was completed in October 1996 and Sandalwood is currently in the lease-up stage. The total apartment homes included in the Partnership Properties were 1,495 at September 30, 1996 compared to 1,456 at September 30, 1995.

    Income before extraordinary items for the Management Company and the Property Partnerships for the nine months ended September 30, 1996 increased $357,000 to $451,000 from $94,000 for the nine months ended September 30, 1995. The increase is due primarily to an increase in rental income of

$780,000, an increase in property management income of $284,000, a decrease in general and administrative expenses of $61,000 and a decrease in interest expense of $54,000, offset in part by a decrease in interest and other income of $206,000, an increase in payroll related expenses of $175,000, an increase in other property operating expenses of $400,000 and an increase in real estate taxes of $43,000 .

    Rental revenues for the Property Partnerships increased $780,000 to $9,644,000 for the nine months ended September 30, 1996 from $8,864,000 for the same period in 1995. The increase was due primarily to increases in occupancy and rental rates associated with the Partnership Properties. The weighted average rental rates for the multi-family residential Partnership Properties increased to $689 for the nine months ended September 30, 1996 as compared to $675 for the same period in 1995. Physical occupancy increased to a weighted average of 96.9% from 96.3% for the same period in 1995. Physical occupancy was 97.0% at September 30, 1996. The average physical occupancy of the commercial Partnership Properties increased to 99.2% for the nine months ended September 30, 1996 from 92.9% for the same period in 1995. The average rent per square foot for the commercial Partnership Properties increased to $0.91 for the nine months ended September 30, 1996 from $0.88 for the same period in 1995.

    Property management revenue for the Management Company increased $284,000 to $1,198,000 for the nine months ended September 30, 1996, from $914,000 for the same period in 1995. The increase is due primarily to an increase in brokerage fees received with respect to acquisition or refinancing services for third party properties that were provided by the Management Company. The assets which generated such brokerage fees (and the related liabilities) are not being transferred to the Company in connection with the Consolidation Transactions. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation."

    Interest and other income for the Management Company and the Partnership Properties decreased $206,000 to $243,000 for the nine months ended September 30, 1996 from $449,000 for the same period in 1995, due primarily to the decrease in sales of condominiums at the Avonplace Condominiums.

    Payroll and related expense for the Management Company and the Property Partnerships increased $175,000 to $1,678,000 for the nine months ended September 30, 1996 from $1,503,000 for the same period in 1995, due primarily to costs related to an increase in personnel of the Management Company.

    Other property and operating expenses for the Management Company and the Property Partnerships increased $400,000 to $2,671,000 for the nine months ended September 30, 1996 from $2,271,000 for the same period in 1995. The increase was due primarily to a $128,000 increase in expenses related to snowplowing, gas and oil due to the severe winter experienced in the New England area in 1996, an increase of $91,000 in expenses related to repairs and maintenance and an increase of $44,000 in condominium fees due primarily to a special assessment in 1996. As a percentage of rental revenue, payroll and related expenses and other property operating expenses were 45.1% for the nine months ended September 30, 1996 compared to 42.6% for the same period in 1995.

    General and administrative expenses for the Management Company and the Property Partnerships decreased $61,000 to $194,000 for the nine months ended September 30, 1996 from $255,000 for the same period in 1995, due primarily to a decrease in legal costs.

    Real estate taxes for the Property Partnerships increased $43,000 to $938,000 for the nine months ended September 30, 1996 from $895,000 for the same period in 1995, due primarily to an increase in the number of Partnership Properties owned by the Property Partnerships for the full nine months of 1996.

    Interest expense for the Management Company and the Property Partnerships decreased $54,000 to $2,807,000 for the nine months ended September 30, 1996 from $2,861,000 for the same period in 1995. The decrease was due primarily to the decreased debt levels due to the debt restructuring done during 1995 combined with lower interest rates.

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RESULTS OF OPERATIONS FOR THE MANAGEMENT COMPANY AND THE PROPERTY PARTNERSHIPS
  FOR THE YEAR ENDED DECEMBER 31, 1995, COMPARED TO THE YEAR ENDED DECEMBER 31, 1994.

    Burgundy Associates Limited Partnership acquired the Burgundy Studio Apartments ("BURGUNDY") in September 1995, increasing its portfolio by 102 apartment homes. The total apartment homes included in the Property Partnerships were 1,456 at December 31, 1995 compared to 1,354 at December 31, 1994, excluding for the year ended December 31, 1995 the Sandalwood Property which was purchased in November 1995 and was rebuilt during 1996.

    Income before extraordinary items for the Management Company and the Property Partnerships for the year ended December 31, 1995 increased $759,000 to $143,000 for the year ended December 31, 1995 from a loss of $616,000 for the year ended December 31, 1994. Net income increased $1,174,000 to $2,329,000 from $1,155,000. The increase was due primarily to an increase in rental income for the Property Partnerships of $503,000, an increase in extraordinary-item gain on restructuring of debt of $415,000, an increase in property management income for the Management Company of $370,000, decreases in depreciation and amortization of $25,000 and in other property operating expenses of $35,000, a decrease in general and administrative expense of $10,000, and a decrease in real estate taxes of $19,000, respectively, offset in part by a decrease in interest and other income of $118,000, an increase in payroll expense of $73,000, an increase in interest expense of $12,000. The extraordinary items represent gains on restructuring of debt on various mortgages due to banks.

    Rental income for the Property Partnerships increased $503,000 to $11,965,000 in 1995 from $11,462,000 in 1994. The increase was due to the increase in total apartment homes and commercial rentable space discussed above, together with increases in rental rates. The weighted average rental rates for the multi-family residential Partnership Properties increased to $677 for the year ended December 31, 1995 from $666 for the year ended December 31, 1994. These numbers do not include the Sandalwood or Burgundy Properties. Physical occupancy for the Partnership Properties decreased to an aggregate weighted average occupancy of 96.4% for the year ended December 31, 1995 from an aggregate weighted average of 96.6% for the year ended December 31, 1994. Physical occupancy was 97.0% at December 31, 1995. The average physical occupancy of the commercial Partnership Properties increased to 90.9% for the year ended December 31, 1995 from 89.8% for the year ended December 31, 1994. The average rent per square foot for the commercial Partnership Properties increased to $0.82 for the year ended December 31, 1995 from $0.80 for the year ended December 31, 1994.

    Property management revenue for the Management Company increased $370,000 to $1,473,000 in 1995, from $1,103,000 in 1994. The increase was due primarily to the increase in brokerage fees with respect to third party properties for acquisition and refinancing services provided by the Management Company. As discussed above, the assets which generated such brokerage fees (and the related liabilities) are not being transferred to the Company in connection with the Consolidation Transactions. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation."

    Interest and other income for the Management Company and the Property Partnerships decreased $118,000 to $445,000 in 1995 from $563,000 in 1994, due primarily to a decrease in sales of condominiums at the Avonplace Condominiums.

    Payroll and related expenses for the Management Company and the Property Partnerships increased $73,000 to $2,358,000 in 1995 from $2,285,000 in 1994 due primarily to increased personnel costs to the Management Company associated with more apartment homes under management.

    Other property and operating expenses for the Management Company and the Property Partnerships decreased $35,000 to $2,918,000 from $2,953,000 in 1994. The decrease was primarily due to decrease in gas and oil-related expenses due to a milder winter experienced in the New England area in 1995. As a

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
percentage of rental revenue, payroll and related expenses and other property and operating expenses were 44.1% for 1995, compared to 45.7% for the same period 1994.

    Interest expense for the Management Company and the Property Partnerships increased $12,000 to $3,829,000 in 1995, from $3,817,000 in 1994. The increase was due primarily to the increase in interest rates experienced during 1994, combined with increased debt levels due to acquisitions made by the Property Partnerships during 1994 and 1995, offset by debt restructurings in 1994 and 1995.

RESULTS OF OPERATIONS OF GREAT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996,
  COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1995.

    Dogwood Hills Apartments, Hamden Center Apartments and Baron Apartments (the "ORIGINAL GREAT PROPERTIES") experienced increases in occupancy and rental rates which resulted in a corresponding increase in revenues. The weighted average rental rates associated with the Original GREAT Properties increased to $676 for the nine months ended September 30, 1996 from $658 for the nine months ended September 30, 1995. Physical occupancy for the Original GREAT Properties remained at an aggregate weighted average occupancy of 97.4% for the nine months ended September 30, 1996 from the same weighted average for the nine months ended September 30, 1995. Physical occupancy for the Original GREAT Properties decreased to 97.6% at September 30, 1996 from 98.8% at September 30, 1995. The weighted average physical occupancy for the Original GREAT Properties and Cambridge Estates (which was acquired by GREAT in January 1996) for the nine months ended September 30, 1996 was 97.6%. Physical occupancy for the Original GREAT Properties and Cambridge Estates was 98.4% at September 30, 1996.

    Rental and other income for GREAT increased $565,400 from $983,800 to $1,549,200 during the nine months ended September 30, 1996, as compared to the corresponding period in 1995. Approximately $537,000 of such increase was due to the operations of Cambridge Estates, and the remainder is attributable to increases in rental rates discussed above.

    Property operating and maintenance expenses for GREAT increased $188,900 from $296,500 to $485,400 during the nine months ended September 30, 1996, as compared to the corresponding period in 1995. Approximately $170,000 of the increase is due the acquisition of Cambridge Estates. Additionally, the Original GREAT Properties experienced an increase in operating and maintenance expenses due primarily to the harsh winter experienced in the New England area in 1996 compared to the more mild winter experienced in 1995.

    General and administrative expenses for GREAT increased $9,000 from $46,300 to $55,300 during the nine months ended September 30, 1996, as compared to the corresponding period in 1995. The increase was primarily due to additional expenses related to the acquisition of Cambridge Estates and increased overhead expenses.

    Real estate taxes for GREAT increased $44,100 from $110,900 to $155,000 during the nine months ended September 30, 1996, as compared to the corresponding period in 1995. Related party management fees paid by GREAT to the Management Company increased $30,000 from $49,900 to $79,900. These increases were due primarily to the acquisition by GREAT of, and the provision by the Management Company of property management services to, Cambridge Estates.

    Interest expense for GREAT increased $228,000 from $63,600 to $291,600 during the nine months ended September 30, 1996, as compared to the corresponding period in 1995. The increase is due to the $4,500,000 mortgage note payable used to finance the acquisition of Cambridge Estates. Depreciation and amortization for GREAT increased $131,600, primarily as a result of the acquisition of the Cambridge Estates.

    GREAT's net income decreased $66,300 from $255,000 to $188,700 during the nine months ended September 30, 1996, as compared to the corresponding period in 1995. Approximately $40,000 of the decrease was due to a loss experienced by Cambridge Estates. The decrease in net income for the Original GREAT Properties of approximately $26,000 was due to an increase in property operating and maintenance expenses along with increases in other expenses.

RESULTS OF OPERATIONS FOR GREAT FOR THE YEAR ENDED DECEMBER 31, 1995, COMPARED
  TO THE COMBINED PRO FORMA RESULTS OF OPERATIONS OF GREAT FOR THE YEAR ENDED DECEMBER 31, 1994.

    See Note (3) to GREAT's financial statements contained elsewhere in this Proxy Statement for a detailed description of the pro forma presentation of GREAT's operations for the year ended December 31, 1994.

    The Original GREAT Properties experienced increases in occupancy and rental rates with a corresponding increase in revenues. Weighted average rental rates associated with the Original GREAT Properties increased to $660 for the year ended December 31, 1995 from $642 for the year ended December 31, 1994. Physical occupancy associated with the Original GREAT Properties increased to an aggregate weighted average occupancy of 97.8% for the year ended December 31, 1995 from an aggregate weighted average of 95.6% for the year ended December 31, 1994. Physical occupancy increased to 99.4% at December 31, 1995 from 97.6% at December 31, 1994.

    Rental and other income for the Original GREAT Properties increased $79,600 from $1,237,300 to $1,316,900. Rental and other income increased primarily as a result of the increases in occupancy and rental rates discussed above. The 2.17% increase in weighted average occupancy resulted in approximately $34,000 of the increase in rental income with the increase in rental rates accounting for approximately $35,000 of such increase. Other income increased primarily as a result of the investment of additional funds generated in connection with the IPO.

    Property operations and maintenance expenses decreased $21,500 from $427,700 for the year ended December 31, 1994 to $406,200 for the year ended December 31, 1995. Expenses decreased primarily due to the mild winter experienced in the New England area in 1995, and also as a result of a reduction in the amount of advertising engaged in by the Company.

    General and administrative expenses increased $13,600 from $42,800 to $56,400 for the years ended December 31, 1994 and 1995, respectively. The increase was due primarily to additional expenses incurred by GREAT in connection with the performance of certain accounting, financial reporting and other functions related to its status as a public entity.

    The Company's net income increased $85,800 from $252,500 to $338,300 for the years ended December 31, 1994 and 1995, respectively. The increase was due primarily as a result of increases in occupancy and rental rates associated with the Original GREAT Properties and a decrease in property operating and maintenance expenses, offset in part by the increase in general and administrative expenses discussed in the immediately preceding paragraph.

    LIQUIDITY AND CAPITAL RESOURCES

    Upon completion of the Consolidation Transactions, including the New Equity Investment and the Refinancing (including the Credit Facility) and the application of the net proceeds therefrom, the Company expects to have reduced its total indebtedness as of September 30, 1996 by approximately $20.6 million. The Company's outstanding indebtedness following the repayment of mortgage indebtedness of certain of the Property Partnerships in connection with the Refinancing will include $15.1 million of new financing under the Long-Term Facility, an initial drawdown of $3.4 million under the Revolving Credit Facility, and $14.1 million of existing mortgages secured by various Properties at various interest rates. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Refinancing--Long-Term Facility" and "--Revolving Credit Facility."

    The Long-Term Facility will require monthly interest payments for ten years with the outstanding principal amount due on the tenth anniversary of the initial closing thereunder. The Revolving Credit Facility will require monthly interest payments for three years with the outstanding principal amount due on the third anniversary of the initial closing thereunder. Since the Company anticipates that it will not have funds on hand sufficient to repay such indebtedness upon maturity, it will be necessary for the Company to refinance such debt either through the Long-Term Facility (in the case of the Revolving Credit Facility), by unsecured private or public debt offerings or through additional equity offerings. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Potential Adverse Effects of the Consolidation Transactions; Risk Factors--Real Estate Financing Risks."

    The Company expects to make distributions to Shareholders from cash available for distribution, which the Company believes will exceed cash available for distribution historically available as a result of the reduction in debt service requirements expected to result from the Refinancing. The Company will invest a portion of the proceeds of the New Equity Investment in interest-bearing accounts and short-term, interest-bearing securities which are consistent with the Company's intention to continue to qualify for taxation as a REIT. Such investments may include, without limitation, government agency securities, certificates of deposit, eurodollar investments, and interest-bearing bank deposits.

    The Company expects to meet its short-term liquidity requirements, including operating expenses and debt service requirements, principally through net cash provided by operations, and funds available through the Revolving Credit Facility. The Company expects that these sources of funds will be sufficient to allow the Company to make any distributions necessary to enable the Company to continue to qualify as a REIT. The Company expects to use a portion of cash available for distribution for anticipated capital improvement requirements, working capital requirements, the acquisition of additional income producing assets, and other purposes. The Company believes that the foregoing sources of liquidity will be sufficient to fund its short-term liquidity needs.

    The Company expects to meet certain long-term liquidity requirements such as property acquisitions, renovations, expansions and other non-recurring capital improvements through long-term secured and unsecured indebtedness, retained cash and the issuance of additional equity securities. The anticipated size of the Company's distribution will not allow the Company, using only cash available for distribution, to retire all of its debt when due, and therefore the Company will be required to utilize the Credit Facility or to seek periodic debt or equity financing in order to repay such debt. To the extent that such financing may be unavailable, the Company will have to make such debt repayment from cash available for distribution, which would affect cash available for distribution to Shareholders. The Company also expects to use funds available under the Credit Facility to fund acquisitions and capital improvements on an interim basis. See "THE COMPANY--Distribution Policy" and "--Policies with Respect to Certain Activities--Financing Policies."

    The Company does not believe the matters disclosed under "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Potential Adverse Effects of the Consolidation Transactions; Risk Factors--Possible Environmental Liabilities" or compliance with applicable environmental laws and regulations, will have a material adverse effect on the Company's results of operations or liquidity requirements.

THE MANAGEMENT COMPANY AND THE PROPERTY PARTNERSHIPS

    Cash and cash equivalents for the Management Company and the Property Partnerships decreased $54,000 to $1,290,000 as of September 30, 1996 from $1,344,000 as of September 30, 1995.

    Net cash provided by operating activities for the Management Company and the Property Partnerships for the nine months ended September 30, 1996 as compared to the nine months ended September 30, 1995 increased $2,583,000 to $4,579,000 from $1,996,000, due primarily to an increase in net income before extraordinary items of $357,000 as noted in the historical results of operations and an increase of $2,196,000 of amounts due related parties.

    Cash flows used in investing activities for the Management Company and the Property Partnerships for the nine months ended September 30, 1996 as compared to the nine months ended September 30, 1995 increased $13,000 to $1,312,000 from $1,299,000 due primarily to acquisitions and the redevelopment of certain Partnership Properties during the nine months ended September 30, 1996.

    Net cash used in financing activities for the Management Company and the Property Partnerships for the nine months ended September 30, 1996 as compared to the nine months ended September 30, 1995 increased $2,814,000 to $4,145,000 from $1,331,000 due primarily to an increase in distributions made to partners (primarily from refinancing proceeds) in 1996.

    Cash and cash equivalents for the Management Company and the Partnership Properties increased $190,000 to $2,168,000 as of December 31, 1995 from $1,978,000 as of December 31, 1994, due to cash flow provided from operating and financing activities, offset by the use of cash flows in investing activities.

    Net cash flows from operating activities for the Management Company and the Property Partnerships for the year ended December 31, 1995 as compared to the year ended December 31, 1994, increased $468,000 to $2,815,000 from $2,347,000 due primarily to an increase in net income before extraordinary items of $759,000 as noted in the historical results of operations, offset by a decrease in amounts due related parties of $503,000.

    Cash flows from investing activities for the Management Company and the Property Partnerships decreased $2,987,000 to $3,419,000 from $6,406,000 for the year ended December 31, 1995 as compared to the year ended December 31, 1994, due to a decline in the number of properties acquired by the Property Partnerships.

    Cash flows provided by financing activities for the Management Company and the Property Partnerships decreased $3,170,000 to $794,000 from $3,964,000 for the year ended December 31, 1995 as compared to the year ended December 3, 1994, due primarily to a decrease in capital contributions from partners of the Property Partnerships of $2,665,000.

GREAT

    Cash and cash equivalents for GREAT totaled $441,600 as of September 30, 1996. GREAT's long-term debt to market capitalization on September 30, 1996 was 53.6% based on total market capitalization of $10,597,000 (525,000 shares outstanding at $9.375 per share plus long-term debt) and long-term debt of $5,675,000.

    Cash provided by operating activities for GREAT was $480,500 for the nine months ended September 30, 1996. Cash used in investing activities, for the purchase of property and equipment, was $89,200 for the nine months ended September 30, 1996.

    Net cash used in financing activities was $333,300 for the nine months ended September 30, 1996. On January 12, 1996, Cambridge was purchased from Grove Cambridge Associates Limited Partnership for $4,250,000. The acquisition was 100% financed by a first mortgage of $4,500,000 from a bank. The transaction provided GREAT with approximately $203,000 of cash after the purchase of Cambridge Estates and payment of financing costs of approximately $100,000.

    On September 13, 1996, GREAT declared a dividend of $0.23 per share, payable on October 17, 1996, to Shareholders of record on September 25, 1996. On May 17, 1996, GREAT declared a dividend of $0.23 per share, payable on July 17, 1996 to Shareholders of record on June 26, 1996. On March 21, 1996, GREAT declared a dividend of $0.23 per share payable on April 16, 1996 to Shareholders of record on March 26, 1996. Dividends declared during such period of $0.69 per Common Share resulted in a 76.6% payout of FFO for the nine months ended September 30, 1996.

    Cash and cash equivalents for GREAT totaled $383,700 as of December 31, 1995. GREAT's long-term debt to market capitalization on December 31, 1995 was 21.8%, based on total market capitalization of $5,455,700 (525,000 Common Shares outstanding at $8.125, plus long-term debt) and long-term debt of $1,190,000.

    Cash provided by operating activities for GREAT was $585,100 for the year ended December 31, 1995. Cash used in investing activities, for the purchase of fixed assets, was $99,000 for the year ended December 31, 1995.

    On December 15, 1995, GREAT declared a dividend of $0.23 per share. The dividend was paid on January 18, 1996 to Shareholders of record on December 26, 1995. GREAT also paid a dividend of $0.23 on October 18, 1995 to Shareholders of record on September 26, 1995, a dividend of $0.23 was paid on July 17, 1995 to Shareholders of record on June 30, 1995 and a dividend of $0.22 per share on April 17, 1995 to Shareholders of record on March 31, 1995. The total dividends declared in 1995 of $0.91 per Common Share resulted in an 80.6% payout of FFO for the year ended December 31, 1995.

    CAPITAL EXPENDITURES

    THE MANAGEMENT COMPANY AND PROPERTY PARTNERSHIPS

    Recurring non-revenue-generating capital expenditures (I.E., capital replacements) totaled $309,000 and $282,000 for the nine months ended September 30, 1996 and 1995, respectively, and totaled $396,000 and $484,000 for the years ended December 31, 1995 and 1994, respectively. Average capital replacements per unit for the Partnership Properties were $212 and $208 for the nine months ended September 30, 1996 and 1995, respectively, and equaled $288 and $357 for the years ended December 31, 1995 and 1994, respectively.

GREAT

    Recurring non-revenue-generating capital expenditures (i.e., capital replacements) totaled $46,700 and $24,800 for the nine months ended September 30, 1996 and 1995, respectively, and totaled $44,100 and $40,200 for the years ended December 31, 1995 and 1994, respectively. Average capital replacements per unit for the Properties were $182 and $150 for the nine months ended September 30, 1996 and 1995, respectively and equaled $267 and $244 for the years ended December 31, 1995 and 1994, respectively.

    Recurring capital improvements include replacements and betterments, such as carpets, tile, linoleum, appliances, cabinets and countertops.

    INFLATION

    Substantially all of the leases at the Properties which are multi-family residential properties are for a term of one year or less, which may enable the Company to seek increased rents upon renewal of existing leases or commencement of new leases. Such short-term leases generally reduce the risk to the Company of the potential adverse effects of inflation. The leases at the Properties which are commercial properties are for terms of 3 years to 10 years.

    FUNDS FROM OPERATIONS

    Industry analysts generally consider FFO an appropriate measure of performance of an equity REIT. The White Paper approved by the Board of Governors of the NAREIT in March 1995 defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analyses. The Company computes FFO in accordance with standards established by the White Paper which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as an indicator of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make distributions.

THE MANAGEMENT COMPANY AND THE PROPERTY PARTNERSHIPS

    For the nine months ended September 30, 1996, FFO for the Management Company and the Property Partnerships increased $400,000 to $2,412,000 from $2,012,000 for the same period in 1995. The increase was primarily attributable to an increase in net income before extraordinary items as noted in the historical results of operations.

    For the year ended December 31, 1995, FFO for the Management Company and the Property Partnerships increased $604,000 to $2,685,000 from $2,081,000 for the year ended December 31, 1994. The increase was primarily attributable to an increase in net income before extraordinary items as noted in the historical results of operations.

GREAT

    FFO for GREAT increased $63,200 from $408,000 for the nine months ended September 30, 1995 to $471,200 for the nine months ended September 30, 1996. Dividends declared for the nine months ended September 30, 1996 were $360,938, representing 76.6% of FFO. Dividends declared for the nine months ended September 30, 1995 were $355,700, representing 87.2% of FFO.

    FFO for GREAT increased $338,700 or 56.7% from $269,700 in 1994 to $552,000 in 1995. Dividends declared for the year ended December 31, 1995 were $475,100, representing 86.1% of FFO. The increase in FFO resulted from the retirement of debt associated with properties in the portfolio with the proceeds of the IPO in June 1994 along with increased net income.

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES

    GENERAL. The following is a discussion of certain investment, financing and other policies of the Company. These policies have been determined by the Board and may be amended or revised from time to time by the Board without a vote of the Shareholders, except that the Company cannot change its policy of holding its assets and conducting its business principally through the Operating Partnership without the consent of the holders of Common Units as provided in the OP Partnership Agreement. See "OP PARTNERSHIP AGREEMENT--Transferability of Interests". No assurance can be given that the Company's investment objectives will be attained or that the value of the Company will not decrease.

    INVESTMENT OBJECTIVES AND POLICIES. The Company's investment objective is to provide quarterly distribution of a portion of cash available for distribution and achieve long-term capital appreciation through increases in cash flow from operations, reinvestment of retained cash and growth of the Company's property portfolio through acquisitions and redevelopment. For a discussion of the Company's growth strategy of property acquisition and redevelopment and related business strategies, see "--Business Objectives and Operating Strategy" and "--Acquisition Strategy." The Company's policy is to acquire assets primarily for generation of current income and appreciation in long-term value.

    The Company may purchase or lease income-producing multi-family, mixed-use or specialty retail properties for long-term investment, expand and improve the properties acquired, or sell such properties, in whole or in part, when circumstances warrant. Financing or indebtedness of the Properties, or any properties to be acquired by the Company in the future, may be secured by a first mortgage. Any such financing or indebtedness will have a priority over the Common Shares in the event of a forced sale or upon liquidation of any property in the Company's portfolio.

    For a discussion of the Company's investment policies involving transactions with affiliates of GREAT, see "--Business Objectives and Operating Strategies" and "--Acquisition Strategy".

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
    While the Company emphasizes equity real estate investments in multi-family properties, it may, at the discretion of the Board, invest in shoreline or coastal mixed-use buildings, equity real estate investments in other type of properties, mortgages (including participating or convertible mortgages), stock of other REITs and other real estate interests. The Company does not presently intend to invest in mortgages or stock of other REITs. The investment by the Company in securities of other REITs, other concerns engaged in real estate activities or other issuers is subject to the percentage of ownership limitations and gross income tests necessary for REIT qualification.

    DISPOSITIONS. Management periodically will review the assets in the Company's portfolio. The Company has no current intention to dispose of any Property, or any property that may be acquired in the future, unless the Board, based in part upon management's periodic reviews, determines that the disposition of such property is in the best interests of the Company.

    FINANCING POLICIES. Upon completion of the Consolidation Transactions, the Company's debt-to-book capitalization ratio will be approximately 51% (excluding any additional availability under the Credit Facility). The debt-to-book capitalization ratio is based on the ratio of book values of debt to book value of total liabilities and shareholders' equity. Upon full investment of the Credit Facility, such ratio would be below 60%.

    The Company's debt-to-total capitalization ratio, which will be 38% upon completion of the Consolidation Transactions (excluding any additional availability under the Credit Facility), is based upon the market values of the Common Shares, and, accordingly, will fluctuate with changes in the price of the Common Shares (and the issuance by the Company of additional Common Shares, or other forms of capital, if any). This ratio differs from the debt-to-book-capitalization ratio, which is based upon book values. As the debt-to-book capitalization ratio may not reflect the current income potential of a company's assets and operating business, the Company believes that the debt-to-total capitalization ratio provides a more appropriate indication of leverage for a company whose assets are primarily operating real estate.

    The Company intends to maintain a conservative debt-to-total-capitalization ratio of 60% or less. Such ratio presents total debt of the Company as a percentage of the market value of the Common Shares plus consolidated debt. GREAT's Charter and Bylaws, however, do not limit the amount or percentage of indebtedness that GREAT may incur. In addition, from time to time, the Company may modify its debt policy in light of current economic conditions, relative costs of debt and equity capital, market values of its properties, general conditions in the market for debt and equity securities, fluctuations in the fair market prices of the Common Shares, growth and acquisition opportunities and other factors. Accordingly, the Company may increase or decrease its debt-to-total capitalization ratio beyond the limits described above.

    In the event that the Board determines to raise additional equity capital, the Board has the authority, without approval of the Shareholders, to issue additional Common Shares or Preferred Shares in any manner (and on such terms and for such consideration) it deems appropriate, including exchange for property. Existing Shareholders would have no preemptive right to purchase shares issued in any subsequent offering by Grove Property, and any such offering might cause a dilution of Shareholders' investment in Grove Property.

    Indebtedness incurred by the Company may be in the form of bank borrowings, purchase money obligations to the sellers of properties, publicly or privately placed debt instruments or financing from institutional investors or other lenders, any of which indebtedness may be unsecured or may be secured by mortgages or other interest in the property owned by the Company. The recourse of the holders of such indebtedness may be to all or any part of the property of the Company or may be limited to the particular property to which the indebtedness relates. The proceeds from any borrowings by Grove Property must be loaned, on the same terms, to the Operating Partnership. See "THE OPERATING PARTNERSHIP AGREEMENT--Additional Funds."

    OTHER POLICIES. The Company intends to operate in a manner that will not subject it to regulation under the Investment Company Act of 1940. The Company does not intend to (i) invest in the securities of

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other issuers for the purpose of exercising control over such issuer, (ii)
underwrite securities of other issuer or (iii) actively trade in loans or other investments.

    The Company may make investments other than as previously described, although it does not currently intend to do so. The Company has authority to purchase or otherwise acquire Common Shares or any of its other securities in the open market or otherwise may engage in such activities in the future. Except in connection with the IPO, in June, 1994 and the Consolidation Transactions, Grove Property has not issued Common Shares or any other securities in exchange for property or any other purpose. The Board has authorized the repurchase from time to time of up to 100,000 Common Shares after consummation of the Consolidation Transactions, any such action will be taken only in conformity with applicable federal and state laws and the requirements for qualifying as a REIT under the Code. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Potential Adverse Effects of the Consolidation Transactions; Risk Factors--Repurchase of Shares by the Company."

    GREAT has not made any loans to third parties, although it may in the future make loans to third parties, including, without limitation, to the Property Partnership, or other joint ventures in which it participates. GREAT has not engaged in trading, underwriting or agency distribution or sale of securities of other issuers, and Grove Property does not intend to do so in the future. Grove Property's policies with respect to such activities may be reviewed and modified from time to time by the Board without the vote of the Shareholders.

    At all times, Grove Property intends to make investments in such a manner as to be consistent with the requirements of the Code to qualify as a REIT unless, because of circumstances or changes in the Code, the Board determines to revoke Grove Property's REIT election.

    The Company has authority to offer its Common Shares, or options to purchase Common Shares, in exchange for property and to repurchase or otherwise acquire its Common Shares in the open market or otherwise and may engage in such activities in the future. The Company expects (but is not obligated) to issue Common Shares to holders of Common Units in the Operating Partnership upon exercise of their redemption rights.

REGULATION

    GENERAL. Apartment community properties are subject to various laws, including regulations relating to recreational facilities such as swimming pools, activity centers and other common areas. The Company believes that under present laws, ordinances and regulations, it has the necessary permits and approvals to operate the Properties.

    AMERICANS WITH DISABILITIES ACT. The Properties and any newly acquired properties must comply with Title III of the ADA to the extent that such properties are "public accommodations" and/or "commercial facilities" (each as defined by the ADA). Compliance with the ADA requirements could require removal of structural barriers to handicapped access in certain public areas of the Properties where such removal is readily achievable. The ADA does not, however, consider residential properties, such as multi-family properties, to be public accommodations or commercial facilities, except to the extent portions of such facilities, such as a leasing office, are open to the public. Although the Company believes that the Properties substantially comply with all present requirements under the ADA and applicable state laws, final regulations under the ADA have not yet been promulgated. Noncompliance with ADA requirements could result in imposition of fines or awards of damages to private litigants. If required changes involve greater expenditures than the Company currently anticipates, or if the changes must be made on a more accelerated basis than it anticipates, the Company's ability to make expected distributions could be adversely affected. The Company believes that its competitors face similar costs to comply with requirements of the ADA.

    FAIR HOUSING AMENDMENTS ACT OF 1988. The FHAA requires multi-family properties first occupied after March 13, 1990 to be accessible to the handicapped. Noncompliance with the FHAA could result in the

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imposition of fines or an award of damages to private litigants. The Company believes that the Properties that are subject to the FHAA are in compliance with such law.

    RENT CONTROL LEGISLATION. State and local rent control laws in certain jurisdictions limit a property owner's ability to increase rents and to recover increases in operating expenses and costs of capital improvements from residents. Enactment of such laws has been considered from time to time in other jurisdictions, although such laws have not been adopted in the Company's markets. The Company does not presently intend to acquire multi-family properties in markets that are either subject to rent control or in which rent limiting legislation exists.

ENVIRONMENTAL MATTERS

    Under various federal, state and local laws, ordinances and regulations relating to the protection of the environment, an owner or operator of real estate may be held liable for the costs of removal or remediation of certain hazardous or toxic substances located on or in the property. These laws often impose liability without regard to whether the owner was responsible for, or even knew of, the presence of such hazardous or toxic substances. The costs of investigation, removal or remediation of such substances may be substantial, and the presence of such substances may adversely affect the owner's ability to rent or sell the property or to borrow using such property as collateral and may expose it to liability resulting from any release or exposure of such substances. Moreover, certain loan documents provide for recourse liability in connection with hazardous or toxic substances. Persons who arrange for the disposal or treatment of hazardous or toxic substances at another location may also be liable for the costs of removal or remediation of such substances at the disposal or treatment facility, whether or not such facility is owned or operated by such person. Certain environmental laws impose liability for release of asbestos-containing materials into the air, and third parties may also seek recovery from owners or operators of real properties for personal injury associated with asbestos-containing materials and other hazardous or toxic substances. In connection with the ownership (direct or indirect), operation, management and development of real properties, the Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, potentially liable for removal or remediation costs, as well as certain other related costs, including governmental penalties and injuries to persons and property.

    All of the Properties were subject to Phase I (or an update of a prior Phase
I) or similar environmental assessments by independent environmental consultants in connection with the IPO (as to the four GREAT Properties) or in connection with their original acquisition (as to the Partnership Properties): Phase I assessments are intended to discover information regarding, and to evaluate the environmental condition of, the surveyed property and surrounding properties. Phase I assessments generally include an historical review, a public records review, a preliminary investigation of the surveyed site and surrounding properties, and preparation and issuance of a written report, but do not include soil sampling or subsurface investigations.

    The environmental assessments disclose that certain underground storage tanks ("USTS"), which have been removed from the Sandalwood Apartments, Fox Hill Commons and Ocean Reef Estates, need to be registered with the DEP. The environmental assessments also disclose that four properties include floor drains which need to be sealed or have permits obtained from DEP. The Company intends to comply with the DEP registration and permit requirements related to USTs and floor drains.

    The Company's environmental assessments of the Properties have not revealed any environmental liability that the Company believes would have a material adverse effect on the Company's business, assets or results of operations taken as a whole, or is the Company aware of any such material environmental liability. Nonetheless, it is possible that the Company's assessments do not reveal all environmental liabilities or that there are material environmental liabilities of which the Company is unaware. Moreover, there can be no assurance that (i) future laws, ordinances or regulations will not impose any material environmental liability or (ii) the current environmental condition of the Properties will not be affected by

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tenants, by the condition of land or operations in the vicinity of the
Properties (such as the presence of underground storage tanks), or by third parties unrelated to the Company.

INSURANCE

    The Company carries comprehensive liability, fire, extended coverage and rental loss insurance on all of the Properties, with policy specifications, insured limits and deductibles customarily carried for similar properties. The Company also carries customary levels of comprehensive insurance under its umbrella policy covering liability, fire and theft. There are, however, certain types of losses (such as losses arising from acts of war or from sexual harassment, gender, age, disability or race discrimination suits) that are not generally insured because they are either uninsurable or not economically insurable. In addition, certain disaster-related insurance covering catastrophic events, such as earthquakes, may not be available or may only be available at rates that, in the opinion of the Company, are prohibitive. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose its capital invested in the affected Property, as well as the anticipated future revenues from such Property and would continue to be obligated on any mortgage indebtedness or other obligations related to the Property. Any such loss would adversely affect the Company and its financial condition and results of operations. Management of the Company believes that the Company and the Properties are adequately insured in accordance with industry standards.

LEGAL PROCEEDINGS

    Neither the Company nor the Properties are presently subject to any material litigation, nor, to the Company's knowledge, is material litigation threatened against the Company or any of the Properties other than routine litigation arising in the ordinary course of business, some of which are expected to be covered by liability insurance, and all of which, collectively, are not expected to have a material adverse effect on the business, financial condition or result of operations of Company.

                                   MANAGEMENT

TRUST MANAGERS AND EXECUTIVE OFFICERS

    The Trust Managers and Executive Officers of GREAT, and other key employees of GREAT, their ages (at September 30, 1996) and their positions and offices with GREAT are as follows:

NAME                                                       AGE                   POSITIONS AND OFFICES HELD
-----------------------------------------------------      ---      -----------------------------------------------------

Trust Managers and Executive Officers

Damon D. Navarro                                               42   Chairman of the Board of Trust Managers, President
                                                                    and Chief Executive Officer

Joseph R. LaBrosse                                             33   Chief Financial Officer, Secretary, Treasurer and
                                                                    Trust Manager

James F. Twaddell                                              56   Trust Manager

Harold Gorman                                                  52   Trust Manager

J. Joseph Garrahy                                              65   Trust Manager

Brian A. Navarro                                               41   Vice President--Acquisitions

Gerald A. McNamara                                             56   Vice President--Marketing and Strategic planning

Edmund F. Navarro                                              35   Vice President--Property Management

Key Employees

Andy Mazur                                                     45   Director of Site Operations--Regional Property
                                                                    Manager

Karen McHugh                                                   38   Director of Marketing--Regional Property Manager

Paul Bengtson                                                  35   Director of Landscaping--Regional Property Manager

Steven Splain                                                  34   Controller

Leanne Bruder                                                  27   Accounting Manager

    Pursuant to the terms of the Charter and Bylaws, the Board must consist of not less than two nor more than 15 persons, of which a majority must be "Independent Trust Managers" (who are neither executive officers nor affiliates of GREAT). Trust Managers are divided into three classes serving staggered three-year terms. Messrs. Navarro's and Gorman's terms of office will expire at the Annual Meeting of Shareholders to be held in 1997; Mr. Twaddell's term of office will expire at the Annual Meeting of Shareholders to be held in 1998; and Messrs. Garrahy's and LaBrosse's terms of office will expire at the Annual Meeting of Shareholders to be held in 1999. Trust Managers whose terms expire at the next annual meeting will hold office until their successors are duly elected and qualified.

    The Charter requires majority approval by the Independent Trust Managers of GREAT for all Board decisions. Currently, the Independent Trust Managers are Messrs. Twaddell, Gorman and Garrahy.

    DAMON NAVARRO is Chairman of the Board of Trust Managers, President and Chief Executive Officer of GREAT. Mr. Navarro is the President of all of the Grove Companies, except GPS. Co-founder of Grove

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
in 1980, he is responsible for investor relations, marketing, new business development and organizational management for the Grove Companies and their affiliates. Mr. Navarro is a general partner or principal of the general partner for 42 of the limited partnerships affiliated with the Grove Companies, including each of the Property Partnerships, and is the Chief Executive Officer for 27 corporations affiliated with those limited partnerships. Mr. Navarro is a graduate of the University of Rhode Island with a degree in Finance.

    JOSEPH LABROSSE is Chief Financial Officer, Secretary and Treasurer, as well as a Trust Manager of GREAT. Mr. LaBrosse is Chief Financial Officer for the Grove Companies and their affiliates. He is responsible for financing, loan portfolio management, financial reporting, tax planning, cash management, strategic budgeting and planning. Prior to joining the Grove Companies in 1988, Mr. LaBrosse was a real estate tax consultant at Arthur Andersen & Company in Hartford, Connecticut. He is a magna cum laude graduate of the University of Connecticut with a degree in Accounting. He is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants, the Connecticut Society of Certified Public Accountants and the Real Estate Finance Association.

    JAMES F. TWADDELL is a Trust Manger of GREAT. Mr. Twaddell is a member of the investment banking group of Schnieder Securities, Inc., located in Providence, Rhode Island. From 1974 through 1995, Mr. Twaddell served as Chairman of Barclay Investments, Inc., a member firm of the National Association of Securities Dealers, Inc. (the "NASD"). Mr. Twaddell also served as Chairman of Regional Investment Brokers, Inc., a 125-member cooperative association of regional investment bankers and broker/dealers conducting business throughout the United States. For the 1993-1995 term, he was elected to serve on both the NASD District 11 Committee and the District Business Conduct Committee. He has served as Chairman of the Board of First Mutual Fund, a 30-year old publicly-traded mutual fund, since 1979. Mr. Twaddell received his B.A. degree from Brown University in 1961.

    HAROLD GORMAN is a Trust Manager of GREAT. From 1968 to 1993, Mr. Gorman served as Vice President and Assistant General Counsel of Heublein, Inc. From October 1993 to March 31, 1995, he served as Vice President/General Counsel to the Paddington Corporation. Since April 1, 1995, Mr. Gorman has served as Vice President and Senior Regulatory Counsel for Heublein, Inc., located in Hartford, Connecticut. He received his B.A. from Wesleyan University in 1965 and his J.D. from the University of Connecticut Law School. Mr. Gorman is a member of each of the Connecticut Bar Association, the American Bar Association and the Board of Directors of the Arthritis Society.

    J. JOSEPH GARRAHY is a Trust Manager of GREAT. J. Joseph Garrahy began his career in public service in 1962 as a Rhode Island State Senator. In 1968, he was elected Lieutenant Governor of The State of Rhode Island, where he served four two-year terms. In 1976, Mr. Garrahy was elected Governor of the State, and was reelected to that office in 1978, 1980 and 1982. He served as Chairman of the National Governors' Association's Subcommittee on Health Policy in 1977 and the National Governors' Association's Human Services Committee as Chairman of the Coalition of Northeast Governors' Committee on Transportation. Mr. Garrahy was a Senior Vice President with the merchants banking firm of G. William Miller & Company, Inc. of Washington, D.C. from 1985 to 1990. Mr. Garrahy has served as President of J. Joseph Garrahy & Associates, Inc., a consulting firm, in Providence, Rhode Island, since its formation in 1990. Mr. Garrahy attended the University of Buffalo and the University of Rhode Island.

    BRIAN NAVARRO is Vice President--Acquisitions of GREAT. Mr. Navarro also serves as a vice president of all of the Grove Companies. Mr. Navarro is responsible for the acquisition and disposition of property and financing and organizational management for the Grove Companies and their affiliates. Prior to co-founding Grove in 1980, Brian Navarro acquired, renovated and resold over 30 two-, three- and six-family houses in the Hartford, Connecticut, Springfield, Massachusetts and Westerly, Rhode Island areas. Mr. Navarro is a graduate of the University of Connecticut with a degree in Finance and a special concentration in real estate.

    GERALD A. MCNAMARA is Vice President--Marketing and Strategic Planning of GREAT. Mr. McNamara has been a principal and vice president of the Grove Companies and their affiliates since

1985. He has served as a general partner in many of the 32 limited partnerships sponsored by the Grove Companies. Mr. McNamara is involved in all aspects of property acquisition and financing, and is responsible for the long range planning and new product/concept development of the Grove Companies. Prior to his association with the Grove Companies, Mr. McNamara was Senior Vice President of Heublein International where he was in charge of Food and Beverage Operations overseas. Mr. McNamara is a graduate of Trinity College with a degree in History and Economics.

    EDMUND NAVARRO is Vice President--Property Management of GREAT. Edmund Navarro wholly-owns Grove Services Inc., the general partner of GPS, and serves as President of GPS. He is responsible for the management of approximately 45 properties and 180 employees and the marketing and supervision of construction projects. Mr. Navarro became a principal of Grove in 1983. GREAT believes that, since that time, Mr. Navarro has developed one of the top property management staffs in New England. Prior to his employment with the Grove Companies, Mr. Navarro was a Media Marketing Planner with Vitt Median International in New York City. Mr. Navarro is a graduate of the University of Rhode Island with a degree in Marketing.

    ANDY MAZUR is Director of Site Operations and a Regional Property Manager for GPS. He has been with Grove since 1988. Mr. Mazur is responsible for the Service Technician Training Program and Continuing Development of GPS' maintenance systems and supervising the management of several properties. Mr. Mazur has a Masters Degree from Springfield College and a Bachelors Degree from Central Connecticut State College.

    KAREN MCHUGH is Director of Marketing and a Regional Property Manager for GPS. She has been with Grove since 1991. She develops and oversees training programs for property leasing directors. Prior to joining GPS, Ms. McHugh worked for a real estate developer in the property management area for seven years. Ms. McHugh graduated from Mount Holyoke College with a B.A. in English and a B.A. in Political Science.

    PAUL BENGTSON is Director of Landscaping and a Regional Property Manager for GPS. He has been with Grove since 1993. Mr. Bengston gained his landscaping expertise while working for a landscaping contractor throughout high school and college. Prior to joining Grove he worked for four years for a property management company based in Boston. Mr. Bengston is a graduate of Worcester State College with a B.A. degree in Business Management.

    STEVEN A. SPLAIN is the Controller for all the Grove Companies. He has been with Grove since 1994 and is in charge of the financial and tax reporting and day-to-day accounting functions. Between 1984 and 1994, Mr. Splain was Tax Manager at Blum, Shapiro, a regional accounting firm in West Hartford, Connecticut. Mr. Splain is a graduate of Southern Connecticut State University with a B.S. in Accounting. He is a licensed Certified Public Accountant, and a member of the American Institute of Certified Public Accountants and the Connecticut Society of Certified Public Accountants.

    LEANNE BRUDER is the Accounting Manager for the corporate division of the Accounting Division of GPS. She began working for Grove full-time in January 1996 and worked part time for Grove in 1991 and 1992. Prior to joining Grove full-time, Leanne was a senior accountant at the Hartford, Connecticut office of KPMG Peat Marwick. While at KPMG, Ms. Bruder was a member of the Real Estate Industry Focus Group and was responsible for the audits of multi-billion dollar mortgage loan and real estate-owned portfolios of several prominent insurance companies. She was also instrumental in the securitization of a large portfolio of loans and in organizing the first REIT to be offered by one of these companies. Ms. Bruder is a graduate of the University of Connecticut with a B.S. in accounting, and is a Certified Public Accountant.

    Damon Navarro, Brian Navarro and Edmund Navarro are brothers. No family relationships exist among any of the other trust managers or executive officers of GREAT. No arrangement or understanding exists between any Trust Manager or Executive Officer or any other person pursuant to which any Trust

Manager or Executive Officer was selected as a Trust Manager or Executive Officer, except that Mr. Twaddell was elected to the Board at the closing of the IPO in 1994, for a term of one year, pursuant to the terms of the Underwriting Agreement between GREAT and the underwriters in connection with the IPO, Barclay Investments, Inc. Subject to the provisions of their respective employment agreements, if any, executive officers are elected for and serve at the discretion of the Board. See "--EXECUTIVE COMPENSATION--Employment Agreements; Non-Competition Agreements."

COMMITTEES OF THE TRUST MANAGERS

    AUDIT COMMITTEE. An Audit Committee of the Board has been established, consisting of three Independent Trust Managers. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of audit engagements, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of GREAT's internal accounting controls. Each of the three Independent Trust Managers is a current member of the Audit Committee.

    INVESTMENT COMMITTEE. The Trust Managers have established an Investment Committee, consisting of Mr. Damon Navarro and two of the Independent Trust Managers, James Twaddell and Harold Gorman. The Investment Committee has the authority to acquire, dispose of and finance investments for GREAT and execute contracts and agreements, including those related to the borrowing of money by GREAT, and generally exercise all other powers of the Trust Managers except for those which require action by all Trust Managers or the Independent Trust Managers under the Charter or Bylaws or under applicable law.

    COMPENSATION COMMITTEE. The Trust Managers have established a Compensation Committee, currently consisting of the three Independent Trust Managers. The Compensation Committee has the authority to determine compensation for GREAT's Executive Officers and to administer the Incentive Plan, the 1994 Plan and the 1996 Plan. See "EXECUTIVE COMPENSATION". The Compensation Committee has the authority to grant share options and share appreciation rights in accordance with the 1996 Plan and the 1994 Plan to the Trust Managers and Executive Officers, other key employees of the Company and consultants. Each of the three Independent Trust Managers is a current member of the Compensation Committee.

    The Board does not have a nominating committee; the entire Board performs the functions of a nominating committee.

COMPENSATION OF THE TRUST MANAGERS

    Currently, GREAT pays its trust managers who are not employees of GREAT ("NON-EMPLOYEE TRUST MANAGERS") a fee of $250 for attending each meeting of the Board. Following the consummation of the Consolidation Transactions, Grove Property will pay the Non-Employee Trust Managers a fee of $1,000 for attending each meeting of the Board. In addition, GREAT may and Grove Property may continue to, reimburse the Trust Managers for travel expenses incurred in connection with their activities on behalf of GREAT. Each Non-Employee Trust Manager in office at the time of the IPO received options to purchase 2,000 Common Shares at the IPO price ($11 1/8 per Common Share) under GREAT's 1994 Plan. Thereafter, beginning with the Annual Meeting held in 1995, each Non-Employee Trust Manager then in office has received an annual grant of options to purchase 1,000 Common Shares, in each case at the then-current market price. See "EXECUTIVE COMPENSATION--1994 Share Option Plan."

    The 1996 Plan provides that each Non-Employee Trust Manager who is first elected or appointed after the 1996 Annual Meeting of Shareholders would receive an automatic initial grant of an option to purchase 10,000 Common Shares. In addition, promptly following the date of each Annual Meeting of Shareholders (including the 1997 Annual Meeting), each Non-Employee Trust Manager elected by the Shareholders will receive an additional automatic grant of an option to purchase 5,000 Common Shares;

PROVIDED, however, that no Non-Employee Trust Manager will receive more than one such automatic grant in any calendar year. The exercise price for grants to Non-Employee Trust Managers will be 100% of the Fair Market Value of the Common Shares on the date of grant. Each such option will expire ten years from the grant date (subject to earlier termination). Assuming Shareholder approval of the 1996 Plan, upon the consummation of the Consolidation Transactions, each Non-Employee Trust Manager will receive a grant of options to purchase 10,000 Common Shares at an exercise price equal to the Fair Market Value of the Common Shares on the date of grant. For a description of the terms of these option, see "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN--1996 Share Incentive Plan New Plan Benefits."

    Trust Managers who are employees of GREAT are not paid any trust manager fees.

NON-COMPETITION AGREEMENTS

    The Executive Officers are entering into new non-competition agreements with the Company (the "NON-COMPETITION AGREEMENTS"). The Non-Competition Agreement of each Executive Officer will preclude him from directly or indirectly developing, redeveloping, acquiring, managing or operating multi-family or retail mixed-use properties, other than the Excluded Properties, which compete with the GREAT Properties or with properties acquired by GREAT in the future (including the Partnership Properties) for so long as he is an Executive Officer, Trust Manager, significant Shareholder (5% or more of the outstanding Common Shares) or employee of, or consultant to, Grove Property, and for a period of twenty-four months after termination thereof other than in the event of termination of his employment by Grove Property without cause or by the Executive Officer in the event of a "change in control" or "for good reason" (as defined therein). Grove Property also has entered into a Non-Competition Agreement with the Grove Companies which will remain in effect until such time as no person who serves as a director, general partner or executive officer of the Grove Companies also serves as a Trust Manager or Executive Officer of Grove Property. Except for the Executive Officers, no other Trust Manager has an interest in any of the Grove Companies and no direct or indirect investor in the Grove Companies, other than the Executive Officers, will be bound by the Non-Competition Agreements. These Non-Competition Agreements supersede the existing non-compete agreements with GREAT entered into at the time of the IPO, effective upon consummation of the Consolidation Transactions. Such existing agreements preclude the identified activities only if they compete with the GREAT Properties (including properties acquired by GREAT in the future).

    The Executive Officers control or share control, and have substantial economic interest in, the limited partnerships that own the Excluded Properties; ownership and management of the Excluded Properties are specifically exempted from the provisions of the Non-Competition Agreements. Certain of the Excluded Properties compete with Properties that are in close proximity thereto.

                          DESCRIPTION OF CAPITAL STOCK

    The following summary of GREAT's capital stock does not purport to be complete, and is qualified in its entirety by reference to the pertinent sections of the Charter, a copy of which is available upon request from GREAT. For certain amendments to be made to the Charter in connection with the Consolidation Transactions (assuming Shareholder approval of the Charter Amendments), see "PROPOSAL TO AMEND THE CHARTER (Proposal 2)."

    GREAT is a REIT. Rights of Shareholders are governed by the Maryland REIT Act, the Charter and the Bylaws.

    COMMON SHARES IN GENERAL. The Charter provides that GREAT may issue up to 14,000,000 shares of beneficial interest, consisting of 10,000,000 Common Shares and 4,000,000 Preferred Shares. As of September 30, 1996, 525,000 Common Shares were issued and outstanding. The Transfer Agent and Registrar for the Common Shares is The First National Bank of Boston.

    INDEMNIFICATION AND POTENTIAL FOR SHAREHOLDER LIABILITY. Both the Maryland statutes governing REITs and the Charter provide that no Shareholder will be personally liable for any obligation of GREAT solely as a result of his or her or its status as a Shareholder of GREAT. The Bylaws further provide that GREAT shall indemnify each Shareholder against any claim or liability for which the Shareholder may become subject by reason of his being or having been a Shareholder, and that GREAT shall reimburse each Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. In addition, it is GREAT's policy that Shareholders assume no personal liability for obligations entered into on behalf of GREAT. However, with respect to tort claims, contractual claims where Shareholder liability is not so negated, claims for taxes and certain statutory liability, Shareholders may, in some jurisdictions, be personally liable to the extent that such claims are not satisfied by GREAT. Inasmuch as GREAT will carry public liability insurance which it considers adequate, any risk of personal liability to Shareholders is limited to a situation in which GREAT's assets plus its insurance coverage would be insufficient to satisfy such claims against the Shareholders.

    RIGHTS WITH RESPECT TO DIVIDENDS AND IN THE EVENT OF LIQUIDATION, DISSOLUTION OR WINDING-UP. All issued and outstanding Common Shares are duly authorized, fully paid and nonassessable. Subject to the preferential rights of any other shares or series of shares of beneficial interest (if any) and to the provisions of the Charter regarding Excess Shares (as defined below), holders of Common Shares are entitled to receive dividends if, as and when authorized and declared by the Board out of assets legally available therefor, and to share ratably in the assets of GREAT legally available for distribution to its Shareholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for, all known debts and liabilities of GREAT.

    VOTING RIGHTS. Subject to the provisions of the Charter regarding Excess Shares, each outstanding Common Share entitles the holder thereof to one vote on all matters submitted to a vote of Shareholders, including the election of trust managers, and, except as otherwise required by law or except as provided with respect to any other class or series of shares of beneficial interest, the holders of Common Shares will possess exclusive voting power. There is no cumulative voting in the election of trust managers, which means that the holders of a majority of the outstanding Common Shares can elect all of the trust managers then standing for election, and the holders of the remaining shares of beneficial interest, if any, will not be able to elect any trust managers.

    OTHER RIGHTS. Holders of Common Shares have no conversion, sinking fund, redemption or preemptive rights to subscribe for any securities of GREAT. Subject to the provisions of the Charter regarding Excess Shares, and to any future classification of Common Shares (see "--Classification or Reclassification of Common Shares or Preferred Shares" and "--Preferred Shares in General"), Common Shares have equal voting, dividend, distribution, liquidation and other rights, and have no preference, exchange or, except as expressly required by the Maryland REIT Act, appraisal rights.

    SHAREHOLDER APPROVAL REQUIREMENTS. Pursuant to the Maryland REIT Act, a REIT generally cannot dissolve, amend its declaration of trust or merge unless approved by the affirmative vote or written consent of shareholders holding at least two-thirds of the shares entitled to vote on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the REIT's declaration of trust. The Charter does not provide for a lesser percentage in such situations. A declaration of trust may permit the trust managers to amend the declaration of trust by a two-thirds vote from time to time to qualify as a REIT under the Code or the Maryland REIT Act without the affirmative vote or written consent of the shareholders. The Charter permits such action by the Board.

    PREFERRED SHARES IN GENERAL. Preferred Shares may by issued from time to time, in one or more series, as authorized by the Board. Prior to issuance of shares of each series, the Board is required by the Maryland REIT Act and the Charter to designate for each such series, subject to the provisions of the Charter regarding Excess Shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption, as are permitted by Maryland law. The Board could authorize the issuance of Preferred Shares with terms and conditions which could have the effect of discouraging a takeover or other transactions which holders of some, or a majority, of the Common Shares might believe to be in their best interests or in connection with which holders of some, or a majority, of the Common Shares might receive a premium for their Common Shares over the then market price of such Common Shares. As of the date hereof, no Preferred Shares are outstanding, and GREAT has no present plans to issue any Preferred Shares.

    CLASSIFICATION OR RECLASSIFICATION OF COMMON SHARES OR PREFERRED
SHARES. The Charter authorizes the Board to classify or reclassify any unissued Common Shares or Preferred Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption.

    RESTRICTIONS ON TRANSFER. In order for GREAT to qualify as a REIT under the Code, Equity Shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year of qualification as a REIT), or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the issued and outstanding Equity Shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities such as qualified private pension plans) during the last half of a taxable year (other than the first year of qualification as a REIT), or during a proportionate part of a shorter taxable year. As of September 30, 1996, the Executive Officers constituted three individuals for purposes of this test and, under the Internal Revenue Service's (the "SERVICE") rules applicable to determining percentages of ownership, are deemed to own approximately 1.6% of the value of the outstanding Common Shares.

    Because the Board believes it is essential for GREAT to continue to qualify as a REIT, the Charter, subject to certain exceptions, currently provides that no holder of Equity Shares may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 5% (the "OWNERSHIP LIMIT") of the number or value of the issued and outstanding Equity Shares. GREAT's Board, upon receipt of a ruling from the Service, an opinion of counsel or other evidence satisfactory to the Board and upon such other conditions as the Board may direct, may also exempt a proposed transferee from the Ownership Limit. As a condition of such exemption, the intended transferee must give written notice to GREAT of the proposed transfer no later than the fifteenth day prior to any transfer which, if consummated, would result in the intended transferee owning shares in excess of the Ownership Limit. The Board may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure GREAT's status as a REIT. Any transfer of Common Shares and/or Preferred Shares that would (i) create a direct or indirect ownership of shares of beneficial interest in excess of the Ownership Limit, (ii) result in the Common Shares or Preferred Shares being owned by fewer than 100 persons or (iii) result in GREAT being "closely held" within the meaning of Section 856(h) of the Code, shall be null and void, and the intended transferee will acquire no rights to the Common Shares or Preferred Shares of beneficial interest. The foregoing restrictions on transferability and ownership will not apply if the Board determines that it is no longer in the best interest of GREAT to attempt to qualify, or to continue to qualify, as a REIT.

    The Charter currently excludes from the Ownership Limit the Grove Affiliate Investors (as defined in the Charter and including the Executive Officers) and their beneficial owners, who would otherwise exceed the Ownership Limit. The Charter also allows these persons to acquire additional Common Shares through the 1994 Plan, but in no event will such persons be entitled to acquire additional Common Shares such that the five largest beneficial owners of GREAT's Common Shares hold more than 50% of the total outstanding Common Shares.

    Upon consummation of the Consolidation Transactions, and giving effect to the exchange of their Common Units for Common Shares but not giving effect to the acquisition of any Common Shares pursuant to the 1996 Plan, the Navarros (who constitute a single individual under the Code), Mr. LaBrosse and Mr. McNamara would own 15.98%, 1.25% and .57%, respectively, of the outstanding Common

Shares. The Charter Amendments include amendments to the above-described provisions to clarify the application of the Ownership Limit to certain Executive Officers and their affiliates. The Executive Officers, in the aggregate, will be permitted to own 20% of the outstanding Equity Shares. See "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Description of the Charter Amendments--Description of the Proposed Amendment to the Excess Shares Provision."

    Currently, pursuant to the Charter any purported transfer of Common Shares that would result in a person owning Common Shares in excess of the Ownership Limit or cause GREAT to become "closely held" under Section 856(h) of the Code that is not otherwise permitted as provided above will constitute excess shares ("EXCESS SHARES"), which will be transferred by operation of law to GREAT as trust manager for the exclusive benefit of the person or persons to whom the Excess Shares are ultimately transferred, until such time as the intended transferee retransfers the Excess Shares. While the Excess Shares are held in trust, such transferee will not be entitled to vote or to share in any dividends or other distributions (except upon liquidation) with respect thereto. Subject to the Ownership Limit, the Excess Shares may be retransferred by the intended transferee to any person (if the Excess Shares would not be deemed to be Excess Shares in the hands of such person) at a price not to exceed the price paid by the intended transferee, or, if the intended transferee did not give value for such Excess Shares (E.G., the transfer was by gift or devise), the fair market value (as described below) at the time of the purported transfer that resulted in the Excess Shares, at which point the Excess Shares will automatically be exchanged for the Common Shares to which the Excess Shares are attributable. In addition, such Excess Shares held in trust are subject to purchase by GREAT at a purchase price equal to the lesser of (i) the price paid for the Common Shares by the intended transferee (or, in the case of a devise or gift, the fair market value at the time of such devise or gift) and (ii) the fair market value of the Common Shares on the date GREAT exercised its right to purchase. Fair market value shall be the last reported sales price of such shares of beneficial interest on the trading day immediately preceding the relevant date as reported on the AMEX system over which such Common Shares may be traded, or, if not then traded over any exchange or quotation system, then the fair market value of such shares of beneficial interest on the relevant date as determined in good faith by the Board. GREAT's right to purchase shall be for a period of 90 days after the later of the date of the proposed transfer which resulted in the Excess Shares and the date the Board determines in good faith that such a transfer has occurred. From and after the intended transfer to the intended transferee of the Excess Shares, the intended transferee shall cease to be entitled to distributions (except upon liquidation), voting rights and other benefits with respect to such shares, except the right to payment of the purchase price for the shares or the retransfer of shares as provided above. Any dividend or distribution paid to a proposed transferee in respect of Excess Shares prior to discovery by GREAT shall be repaid to GREAT upon demand. If the foregoing transfer restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Shares may be deemed, at the option of GREAT, to have acted as an agent on behalf of GREAT in acquiring such Excess Shares and to hold such Excess Shares on behalf of GREAT. Assuming the requisite Shareholder approval of the Charter Amendments, the "Excess Shares" provisions of the Charter will be amended in connection with the consummation of the Consolidation Transactions. For a detailed description of the proposed amendments to the "Excess Shares" provisions of the Charter, see "PROPOSAL TO AMEND THE CHARTER (Proposal
2)--Description of the Charter Amendments--Description of the Proposed Amendment to Excess Shares Provisions."

    All certificates representing shares of beneficial interest will bear a legend referring to the restrictions described above.

    All persons who own, directly or by virtue of the attribution provisions of the Code, more than 5% (or such other percentage between 1/2 of 1% and 5%, as provided in the rules and regulations promulgated under the Code) of the number or value of the outstanding Common Shares of GREAT must give a written notice of such ownership to GREAT by January 31 of each year. In addition, each Shareholder will, upon demand, be required to disclose to GREAT in writing such information with respect to the direct, indirect and constructive ownership of Common Shares as the Board deems reasonably necessary to comply with the provisions of the Code applicable to a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

    These ownership limitations could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority, of Common Shares might receive a premium for their Common Shares over the then prevailing market price or which such holders might believe to be otherwise in their best interest.

    REPORTS. Shareholders will receive annual reports containing audited financial statements with a report thereon by GREAT's independent certified public accountants and quarterly reports containing unaudited financial information for each of the first three quarters of each fiscal year.

       MARKET FOR COMPANY'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

MARKET INFORMATION

    The Common Shares have traded on the AMEX under the symbol "GRE" since June 23, 1994. The Common Shares are also registered on the Boston Stock Exchange. The following table sets forth for the periods indicated, the high and low sale prices as reported on the AMEX and the dividends declared by GREAT per Common Share for each such period.

                                                                                                       DIVIDEND PER
1995 QUARTER ENDING                                                                HIGH        LOW     COMMON SHARE
-------------------------------------------------------------------------------  ---------  ---------  ------------
March 31, 1995.................................................................  $   8.625  $   7.75    $  0.2225
June 30, 1995..................................................................  $   8.75   $   8.50    $  0.2275
September 30, 1995.............................................................  $   8.375  $   7.25    $  0.2275
December 31, 1995..............................................................  $   8.875  $   7.63    $  0.2275

1996 QUARTER ENDING
-------------------------------------------------------------------------------
March 31, 1996.................................................................  $  10.125  $   8.375   $  0.2275
June 30, 1996..................................................................  $  10.00   $   9.00    $  0.230
September 30, 1996.............................................................  $   9.50   $   8.875   $  0.230

DIVIDENDS

    For the nine-month period ended September 30, 1996, GREAT declared dividends totaling $0.6875 per Common Share, or approximately 77.0% of its FFO during such period. For 1995, GREAT declared dividends totaling $0.9050 per Common Share, or approximately 86.0% of its FFO during such year. For 1994, GREAT declared dividends totaling $0.4525 per Common Share, or approximately 88.0% of its FFO during such year. The payment of dividends by GREAT has been and will continue to be at the discretion of the Board, and will depend on numerous factors, including, without limitation, the actual cash flow of the Company, its financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Code and such other factors as the Board deems relevant. See "THE COMPANY--Distribution Policy" for a description of recently announced changes in the Company's distribution policy.

    Distributions by the Company to the extent of its current and accumulated earnings and profits for Federal income tax purposes generally will be taxable to Shareholders as ordinary dividend income. Distributions in excess of current and accumulated earnings and profits (I.E., return of capital) will be treated as a non-taxable reduction of a Shareholder's basis in the Common Shares to the extent thereof and thereafter as taxable gain. Dividends that are treated as a reduction of a Shareholder's basis in its Common Shares will have the effect of deferring taxation until the sale of such Shareholder's Common Shares. Approximately $0.10 (or 15.0%) of the $0.6875 of dividends declared for nine month period ended September 30, 1996 represented a return of capital. Approximately $0.1519 (or 16.78%) of the $0.9050 of dividends declared for 1995 represented a return of capital. Approximately $0.1967 (or 43.47%) of the $0.4525 of dividends declared for 1994 represented a return of capital.

HOLDERS

    The approximate number of holders of record of the Common Shares was 36 as of September 30, 1996. The Company's transfer agent estimates that, as of such date, there were 700 beneficial owners of the Common Shares issued and outstanding.

                       CERTAIN PROVISIONS OF MARYLAND LAW
                 AND OF GREAT'S DECLARATION OF TRUST AND BYLAWS

    The following is a summary of certain provisions of the Maryland REIT Act, the Charter and the Bylaws. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland REIT Act, the Charter and the Bylaws in their entirety.

    BOARD OF TRUST MANAGERS. The Charter provides that the number of trust managers of GREAT may be established by the Board, but may not be fewer than two nor more than fifteen. It also provides that the Board must consist of a majority of Independent Trust Managers at all times. The Bylaws provide that any vacancy will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the remaining Trust Managers or, in the case of an intention to increase the number of trust managers, by a majority of the entire Board.

    Pursuant to the terms of the Charter, the Board is divided into three classes. One class, elected at the Annual Meeting of Shareholders held in 1996, will hold office for a term expiring at the Annual Meeting of Shareholders to be held in 1999; another class holds office initially for a term expiring at the Annual Meeting of Shareholders to be held in 1997; the final class holds office initially for a term expiring at the Annual Meeting of Shareholders to be held in 1998. As the term of each class expires, the successors to the Trust Managers in that class will be elected for a term of three years and until their successors are duly elected and qualified, and the Trust Managers in the other two classes will continue in office. GREAT believes that classification of the Board will help to assure the continuity and stability of GREAT's business strategies and policies as determined by the Board.

    The foregoing provisions classifying the Board could have the effect of making the removal of incumbent Trust Managers more time-consuming and difficult, which could discourage a third party from making a tender offer or otherwise attempting to obtain control of GREAT, even though such an attempt might be beneficial to GREAT and the Shareholders. At least two Annual Meetings of Shareholders, instead of one, will generally be required to effect a change in the majority of the Board. Thus, the classified Board provisions could increase the likelihood that incumbent Trust Managers will retain their positions. Holders of Common Shares will have no rights to cumulative voting for the election of trust managers. Consequently, at each Annual Meeting of Shareholders, the holders of a majority of the Common Shares will be able to elect all of the successors of the class of trust managers whose term expire at such meeting. The Charter requires approval of a majority of Independent Trust Managers for all decisions required to be made by the Board.

    REMOVAL OF TRUST MANAGERS. The Charter provides that a trust manager may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in an election of trust managers. This provision, when coupled with the provision in the Bylaws authorizing the Board to fill vacant trust manager positions, precludes Shareholders from removing incumbent trust managers except upon a substantial affirmative vote followed by filling the vacancies created by such removal with their own nominees.

    BUSINESS COMBINATIONS. Under the Maryland REIT Act, certain "business combinations" (including mergers, consolidations, share exchanges or, in certain circumstances, asset transfers or issuances or reclassifications of equity securities) between a trust and any person who beneficially owns 10% or more of the voting power of the trust's shares (or an affiliate of the trust) who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding shares of beneficial interest of the trust (an "INTERESTED SHAREHOLDER") (or an affiliate thereof), are prohibited for five years after the most recent date on which the Interested Shareholder became an Interested Shareholder. Thereafter, any such business combination must be recommended by the board of trust managers of such trust and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding shares of the trust and (b) two-thirds of the votes entitled to be cast by holders of outstanding shares of the trust other than shares held by the Interested Shareholder with whom the business combination is to be effected, unless, among other things, the trust's shareholders receive a minimum price (as defined in the Maryland REIT Act) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of trust managers of the trust prior to the time that the Interested Shareholder became an Interested Shareholder. The Board has resolved to opt out of the business combination provisions of the Maryland REIT Act, and such resolutions also require that any decision to opt back in be subject to the approval of holders of a majority of the Common Shares.

    CONTROL SHARE ACQUISITIONS. The Maryland REIT Act provides that "control shares" of a Maryland REIT acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of beneficial interest owned by the acquiror or by officers or trust managers who are employees of the trust (the "CONTROL SHARE PROVISIONS"). "CONTROL SHARES" are voting shares of beneficial interest which, if aggregated with all other such shares of beneficial interest previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by revocable proxy), would entitle the acquiror to exercise voting power in electing trust managers within one of the following ranges of voting power:
(i) one-fifth or more, but less than one-third, (ii) one-third or more, but less than a majority or (iii) a majority of all voting power. Control Shares do not include shares of beneficial interest the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "CONTROL SHARE ACQUISITION" means the acquisition of Control Shares, subject to certain exceptions.

    A person who has made or proposes to make a Control Share Acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of trust managers of the trust to call a special meeting of shareholders to be held within fifty days of such demand to consider the granting of voting rights to the Control Shares. If no request for a meeting is made, the trust may itself present the question at any shareholder meeting.

    If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as is required by the Control Share Provisions, then, subject to certain conditions and limitations, the trust may redeem any or all of the Control Shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the Control Shares, as of the date of the last Control Share Acquisition by the acquiror, or as of the date of any meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for Control Shares are approved at a shareholders' meeting and the acquiror becomes entitled to vote a majority of the shares of beneficial interest entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares of beneficial interest as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the Control Share Acquisition.

    The Control Share Provisions do not apply to shares acquired in a merger, consolidation or share exchange if the trust is a party to the transaction, or to acquisitions approved or exempted by the declaration of trust or bylaws of the trust.

    The Bylaws contain a provision exempting from the Control Share Provisions any and all acquisitions by any person of shares of the Company's stock. Although there can be no assurances that this provision will not be amended or eliminated at any time in the future, the Board has resolved that the provision may not be amended or eliminated without the approval of at least a majority of the Common Shares.

    The foregoing provisions regarding business combinations and, if the foregoing exception in the Bylaws is repealed, in whole or in part, the Control Share Provisions, could have the effect of discouraging offers to acquire GREAT, and of increasing the difficulty of consummating any such offer.

    AMENDMENT OF THE DECLARATION OF TRUST. The Charter, including its provisions on classification of the Board and removal of trust managers, may be amended only by the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast on the matter. Pursuant to the Maryland REIT Act, a REIT generally cannot dissolve, amend its declaration of trust or merge, unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the REIT's declaration of trust. The Charter does not provide for a lesser percentage in such situations. A declaration of trust may permit the trust managers, by a two-thirds vote, to amend the declaration of trust from time to time to qualify as a REIT under the Code or the Maryland REIT Act without the affirmative vote or written consent of its shareholders. The Charter permits such action by the Board.

    DISSOLUTION. Pursuant to the Charter, the dissolution of GREAT must be approved by the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast on the matter.

    ADVANCE NOTICE OF TRUST MANAGER NOMINATIONS AND NEW BUSINESS. The Bylaws provide that, with respect to an Annual Meeting of Shareholders, nominations of persons for election to the Board and the proposal of business to be considered by Shareholders may be made only (i) pursuant to a notice of such meeting by GREAT, (ii) by or at the direction of the Board or (iii) by a Shareholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws. With respect to special meetings of Shareholders, the Bylaws provide that only the business specified in GREAT's notice of meeting may be brought before the meeting of Shareholders. Where GREAT's notice of meeting specifies that trust managers are to be elected at a special meeting, nominations of persons for election to the Board may be made only (i) pursuant to GREAT's notice of meeting, (ii) by or at the direction of the Board upon its determination that trust managers shall be elected at such meeting or (iii) by a Shareholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

    The provisions in the Charter regarding the classification of the Board and the removal of trust managers, the business combination provisions described above and, if the applicable provision in the Bylaws is rescinded, the Control Share Provisions, together with and the advance notice provisions of the Bylaws, could have the effect of discouraging a takeover or other transaction in which holders of some, or a majority, of the Common Shares might receive a premium for their Common Shares over the then prevailing market price. Certain Shareholders might nonetheless believe these transactions to be in their best interests.

    MARYLAND ASSET REQUIREMENTS. To maintain its qualification as a Maryland REIT, 75% of the value of GREAT's assets must be comprised of real estate assets, governmental securities, cash and cash items, including receivables. The Maryland REIT Act also prohibits using land for farming, agriculture, horticulture or similar purposes.

                          THE OP PARTNERSHIP AGREEMENT

    THE FOLLOWING SUMMARY OF THE OP PARTNERSHIP AGREEMENT AND THE DESCRIPTION OF CERTAIN PROVISIONS SET FORTH ELSEWHERE IN THIS PROXY STATEMENT, ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE OP PARTNERSHIP AGREEMENT, WHICH WILL BE FILED WITH THE SEC. SEE "AVAILABLE INFORMATION."

    MANAGEMENT. The Operating Partnership will be organized as a Delaware limited partnership pursuant to the terms of the OP Partnership Agreement. The Company will be the sole general partner of, and will initially hold not less than approximately 63% of the economic interests in, the Operating Partnership. The Company will conduct substantially all of its business through the Operating Partnership. Generally, pursuant to the OP Partnership Agreement, the Company, as the sole general partner of the Operating Partnership will have full, exclusive and complete responsibility and discretion in the management and control of the Operating Partnership, including the ability to cause the Operating Partnership to enter into certain major transactions including acquisitions, dispositions and refinancings and to cause changes in the Operating Partnership's line of business and distribution policies. However, any decision of the Operating Partnership to institute any proceeding for bankruptcy or to be dissolved prior to December 31, 2056 (which is the expiration of the Operating Partnership's term) or prior to the occurrence of certain liquidating events, generally would require the consent of a majority in interest of the Common Units. The limited partners of the Operating Partnership have no right to remove GREAT as general partner of the Operating Partnership or to transact business for, or participate in the management activities or decisions of, the Operating Partnership, except as provided in the OP Partnership Agreement and as required by applicable law.

    INDEMNIFICATION. To the extent permitted by law, the OP Partnership Agreement provides for indemnification of the Company, as general partner, its officers and trust managers and such other persons as the Company may designate, to the same extent indemnification is provided to officers and trust managers of the Company in its Charter, and limits the liability of the Company and its officers and trust managers to the Operating Partnership to the same extent liability of officers and trust managers of the Company is limited under the Charter.

    TRANSFERABILITY OF INTERESTS. Except for a transaction described in the following paragraph, the OP Partnership Agreement provides that GREAT may not voluntarily withdraw from the Operating Partnership, or transfer or assign its interest in the Operating Partnership, without the consent of a majority in interest of the holders of the Common Units and, in certain instances, the consent of a majority in interest of the limited partners of the Operating Partnership. The limited partners of the Operating Partnership may transfer their interests in the Operating Partnership to a transferee subject to certain conditions, including that such transferee assumes all obligations of the transferor limited partner and provided further that such transfer does not cause a termination of the Operating Partnership for federal income tax purposes and does not cause Grove Property to cease to comply with requirements under the Code for qualification as a REIT. Pursuant to the OP Partnership Agreement, except as described below under "--Limited Partner Redemption/Exchange Rights," the Grove Companies have agreed not to transfer, assign, sell, encumber or otherwise dispose of, their Common Units received in connection with the consummation of the Consolidation Transactions, or any Common Shares issued upon exchange of such Common Units, for a period of two years from the completion of the Consolidation Transactions without the consent of Grove Property, other than to another limited partner or their affiliates (as such term is defined in the OP Partnership Agreement), including Messrs. Damon and Brian Navarro, in each case provided the transferee agrees to assume the obligations of the transferor under the OP Partnership Agreement.

    The Company may not engage in any merger, consolidation or other combination with or into another person, sale of all or substantially all of its assets or any reclassification, recapitalization or change of its outstanding equity interests (a "TERMINATION TRANSACTION"), unless the Termination Transaction has been approved by holders of at least 66 2/3 of the Common Units (including Common Units held by the Company, which will represent at least 63% of all Common Units outstanding upon consummation of the Consolidation Transactions) and in connection with which all holders of Common Units will receive, or will have the right to elect to receive, for each Common Unit an amount of cash, securities, or other property equal to the product of the number of Common Shares for which each Common Unit is then exchangeable and the greatest amount of cash, securities, or other property paid to the holder of one Common Share in consideration of one Common Share at any time pursuant to the Termination Transaction is consummated. If, in connection with the Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding Common Shares, each holder of Common Units will receive, or will have the right to elect to receive, the greatest amount of cash, securities or other property which such holder would have received had it exercised its redemption rights, and received Common Shares in exchange for its Common Units immediately prior to the expiration of such purchase, tender or exchange offer, and thereupon accepted such purchase, tender or exchange offer.

    The Company may also merge or otherwise combine its assets with another entity if the following conditions are met: (i) substantially all of the assets directly or indirectly owned by the surviving entity are held directly or indirectly by the Operating Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Operating Partnership (in each case, the "SURVIVING PARTNERSHIP"); (ii) the limited partners of the Operating Partnership own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Operating Partnership and the other net assets of the Surviving Partnership immediately prior to the consummation of such transaction; (iii) the rights, preferences and privileges of the limited partners of the Operating Partnership in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (iv) such rights of the limited partners of the Operating Partnership include the right to exchange their interests in the Surviving Partnership for at least one of the following:
(a) the consideration available to such persons pursuant to the preceding paragraph, or (b) if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the relative fair market value of such securities and the Common Shares. For purposes of this paragraph, the determination of relative fair market values shall be reasonably determined by the Company as of the time of the Termination Transaction and, to the extent applicable, shall be no less favorable to the limited partners of the Operating Partnership than the relative values reflected in the terms of the Termination Transaction.

    In respect of any transaction described in the preceding two paragraphs, the Company is required to use its commercially reasonable efforts to structure such transaction to avoid causing the limited partners of the Operating Partnership to recognize gain for federal income tax purposes by virtue of the occurrence of or their participation in such transaction. The Operating Partnership will also use commercially reasonable efforts to cooperate with the limited partners of the Operating Partnership to minimize any taxes payable in connection with any repayment, refinancing, replacement or restructuring of indebtedness of the Operating Partnership.

    ADDITIONAL FUNDS. The OP Partnership Agreement provides that if the Operating Partnership requires additional funds at any time, or from time to time, in excess of funds available to the Operating Partnership from borrowings or prior capital contributions, Grove Property may borrow such funds and lend such funds to the Operating Partnership on the same terms and conditions as are applicable to

GREAT's borrowing of such funds. The OP Partnership Agreement and 1996 Plan also provide that in the event Grove Property issues additional shares of capital stock (including any issuance of Common Shares pursuant to 1996 Plan), Grove Property is required to contribute to the Operating Partnership as an additional capital contribution any net proceeds from such issuance in exchange for additional partnership interests with preferences and rights corresponding to the capital stock so issued.

    ISSUANCE OF ADDITIONAL COMMON UNITS. As sole general partner of the Operating Partnership, the Company has the ability to cause the Operating Partnership to issue additional Common Units representing general and limited partnership interests in the Operating Partnership.

    DISTRIBUTIONS. The OP Partnership Agreement sets forth the manner in which the net cash flow of the Operating Partnership (which includes operating revenues and proceeds from sales or refinancings less certain expenditures) will be distributed with respect to the Common Units.

    LIMITED PARTNER REDEMPTION/EXCHANGE RIGHTS. Each limited partner of the Operating Partnership will have the right to require the Operating Partnership to redeem part or all of their Common Units for cash (based on the fair market value of an equivalent number of Common Shares at the time of such redemption) or, at the election of the Company, to exchange such Common Units for Common Shares, at any time beginning one year after completion of the Consolidation Transactions subject, in the case of the Grove Companies, to the obligation of the Grove Companies to indemnify the Company in connection with the Consolidation Transactions. See "CERTAIN RELATIONSHIP AND TRANSACTIONS--Transactions With the Grove Companies--The Contribution Agreement." Upon completion of the Consolidation Transactions, an aggregate of at least 934,654 Common Units will be held by limited partners of the Operating Partnership. If the Company elects to exchange Common Units for Common Shares, each Common Unit will be exchangeable for one Common Share, subject to adjustment in the event of stock splits, distribution of rights, extraordinary dividends and similar events.

    In order to protect the Company's status as a REIT, a holder of Common Units is prohibited from exchanging such Common Units for Common Shares to the extent that, as a result of such exchange, any person would own or would be deemed to own, actually or constructively, Equity Shares in excess of the Ownership Limit, or the Executive Officer Ownership Limit, as applicable, except to the extent such holder has been granted an exception to the Ownership Limit, or would otherwise cause the Company to fail to continue to qualify as a REIT. See "Description of Capital Stock--Restrictions on Ownership and Transfer."

    REGISTRATION RIGHTS. The Company has granted the limited partners receiving Common Units in connection with the Consolidation Transactions certain registration rights (collectively, the "REGISTRATION RIGHTS") with respect to the Common Shares acquired upon the exchange of Common Units (the "REGISTRABLE SHARES"). The Company will bear expenses incident to its registration obligations upon exercise of the Registration Rights, including the payment of federal securities laws and state Blue Sky registration fees, except that it will not bear any underwriting discounts or commissions or transfer taxes relating to registration of the Registrable Shares. See "SHARES AVAILABLE FOR FUTURE SALE--Registration Rights."

    TAX MATTERS. Pursuant to the OP Partnership Agreement, Grove Property will be the "tax matters partner" of the Operating Partnership and, as such, will have authority to make tax elections under the Code on behalf of the Operating Partnership.

    The net income or net loss of the Operating Partnership generally will be allocated to Grove Property and the limited partners in accordance with their percentage interests, subject to compliance with the provisions of Sections 704(b), respecting allocations generally, and 704(c), respecting allocations with respect to contributed properties, of the Code and the applicable Treasury Regulations. For further discussion of such allocations, see "FEDERAL INCOME TAX CONSIDERATIONS--Tax Aspects of the Operating Partnership."

    OPERATIONS. The OP Partnership Agreement requires that the Operating Partnership be operated in a manner that will enable Grove Property to satisfy the requirements for qualification as a REIT and to avoid any federal income or excise tax liability.

    DUTIES AND CONFLICTS. The OP Partnership Agreement provides that substantially all of the business activities of Grove Property must be conducted through the Operating Partnership and its subsidiaries. The OP Partnership Agreement prohibits Grove Property from borrowing for the purpose of making a distribution to Shareholders unless it arranges such borrowing through the Operating Partnership.

    REPRESENTATIONS AND WARRANTIES. The Grove Companies will be making the same representations and warranties in the OP Partnership Agreement as they will be making in the Contribution Agreement pursuant to which the Operating Partnership will acquire certain assets and liabilities of the Management Company and the Grove Companies' partnership interests in the Property Partnerships, including representations and warranties relating to their knowledge concerning, among other things, compliance with laws, environmental matters, the absence of liens and encumbrances, tenant leases, litigation, contractual obligations, absence of undisclosed liabilities and the existence of insurance. Recourse for a breach of such representations and warranties will be limited to the Common Units received by them in the Consolidation Transactions. Under the OP Partnership Agreement, the Operating Partnership is permitted to dilute the Grove Companies' interests in the Operating Partnership issued in the Consolidation Transactions to the extent of any unpaid claims for indemnification, PROVIDED that, with respect to representations and warranties related to the Partnership Properties, such claims must exceed $50,000 in the aggregate, before such dilution may be effected.

    The OP Partnership Agreement provides that the representations and warranties thereunder will survive the Consolidation Transactions, provided that no claim for breach may be maintained by the Operating Partnership or Grove Property unless notice shall have been delivered to the Grove Companies within one year of discovery of the breach by the Board, but in any event on or before the second anniversary of the completion of the Consolidation Transactions.

    TERM. The Operating Partnership will continue in full force and effect until December 31, 2056 or until sooner dissolved and terminated pursuant to the terms of the OP Partnership Agreement.

                        SHARES AVAILABLE FOR FUTURE SALE

    GENERAL. Upon the consummation of the Consolidation Transactions, GREAT will have outstanding 3,953,463 Common Shares, of which 590,600 Common Shares will be freely tradeable in the public market by persons other than affiliates of the Company without restriction or registration under the Securities Act. In addition, the Company has reserved 2,262,461 Common Shares for issuance upon exchange of Common Units and 418,120 Common Shares for issuance upon exercise of options granted under the 1994 Plan and the 1996 Plan. The Common Shares to be issued pursuant to the New Equity Investment (up to 3,333,333 Common Shares), the Common Shares owned by "affiliates" of the Company, and the Common Shares issuable at the option of the Company upon exchange of Common Units (other than those issued pursuant to registration rights, as described below), will be deemed to be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act ("RULE 144"), and may not be transferred in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. The Common Shares are also subject to other restrictions to facilitate the maintenance of REIT status by GREAT. See "Description of Capital Stock--Restrictions on Transfer" and "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Description of the Proposed Amendments to the Charter--Description of the Proposed Amendment to the "Excess Shares" Provision."

    In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated with them in accordance with Rule 144) who has beneficially owned "restricted shares" (defined generally as shares acquired from the issuer or an affiliate in a non-public transaction) for at least two years, as well as any person who purchased unrestricted shares on the open market who may be deemed an affiliate of the Company, would be entitled to sell, subject to certain manner of sale, public information and notice requirements, within any three-month period, a number of Common Shares that does not exceed the greater of 1% of the then-outstanding number of Common Shares or 1% of the average weekly trading volume of those shares during the four calendar weeks preceding each such sale. After restricted shares are held for three years, a person who is not then deemed an affiliate of the Company is entitled to sell such shares under Rule 144 without regard to these volume limitations. Sales of Common Shares by affiliates of the Company will continue to be subject to the volume limitations, unless resold under an effective registration statement under the Securities Act. The SEC has published a notice of proposed rulemaking which, if adopted as proposed, would shorten the applicable holding period under Rule 144(d) and Rule 144(k) to one and two years, respectively (from the current two- and three-year periods described above). The Company cannot predict whether such amendments will be adopted or the effect thereof on the trading market for its Common Shares.

    It is expected that the Operating Partnership will issue up to an aggregate of 2,262,461 Common Units to Limited Partners and the Grove Companies in connection with the Consolidation Transactions, which may be redeemed by holders for cash or, at the Company's option, exchanged for Common Shares, subject to certain anti-dilution adjustments. See "THE OP PARTNERSHIP AGREEMENT--Limited Partner Redemption/Exchange Rights." Each such Limited Partner will be required, upon the issuance of Common Units to such Limited Partner to agree not to, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce an offer, sale, offer to sell, pledge, grant of any options to purchase or sell or dispose) of any Common Units or Common Shares, or any securities convertible or exercisable or exchangeable for any Common Units or Common Shares or other capital stock, for a period of one year from the consummation of the Consolidation Transactions.

    GREAT established the 1994 Plan for the purpose of attracting and retaining executive officers, trust managers and other key employees. See "EXECUTIVE COMPENSATION--1994 Share Option Plan." Initially, 100,000 Common Shares were reserved for grant under the 1994 Plan. Upon the consummation of the IPO, the Executive Officers were issued options to purchase 50,000 Common Shares under the 1994 Plan having an exercise price of $11.25, which will expire in June 2004. In addition, under the 1994 Plan, each Non-Employee Trust Manager of GREAT was granted, upon his election to the Board, a Non-Employee Trust Manager Option to purchase 2,000 Common Shares, and has been granted an additional Non-Employee Trust Manager Option to purchase 1,000 Common Shares on each anniversary of his election. On October 31, 1996, GREAT issued options to purchase an additional 38,000 Common Shares to certain Executive Officers pursuant to the 1994 Plan. Options to purchase all 100,000 authorized Common Shares have been issued to Executive Officers and Non-Employee Trust Managers pursuant to the 1994 Plan. In connection with the Consolidation Transactions, upon the effectiveness of the 1996 Plan, no further options to purchase Common Shares will be granted under the 1994 Plan.

    Following the consummation of the Consolidation Transactions, pursuant to the 1996 Plan, each Non-Employee Trust Manager of Grove Property will receive an annual grant of Non-Employee Trust Manager Options to purchase 5,000, rather than 1,000 Common Shares. See "MANAGEMENT--Compensation of Trust Managers" and "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN (Proposal 3)-- Options Granted to Non-Employee Trust Managers." Additionally, simultaneously with and in connection with the consummation of the Consolidation Transactions, pursuant to the 1996 Plan, the Company intends to issue options to purchase 300,000 Common Shares to certain Executive Officers and Non-Employee Trust Managers of the Company. See "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN (Proposal
3)--Awards to Employees--Options," "--Options Granted to Non-Employee Trust Managers" and "EXECUTIVE COMPENSATION--1996 Share Incentive Plan." Giving effect to the additional 900,000 Common Shares to be reserved for issuance pursuant to the 1996 Plan, 600,000 Common Shares will remain available for future grants of options under the 1996 Plan following the consummation of the

Consolidation Transactions. In addition, the Company may issue from time to time additional Common Shares or Common Units in connection with the acquisition of properties.

    Common Shares issued at the option of the Company upon the exchange of Common Units for Common Shares or issued upon the exercise of options, may be sold in the public market pursuant to the registration rights described below. Future sales of the Common Shares could have an adverse effect on the market price of Common Shares and the existence of Common Units, options, Common Shares reserved for issuance at the option of the Company upon exchange of Common Units, and the exercise of options and registration rights (described below) may adversely affect the market price of Common Shares and/or the terms upon which the Company may be able to obtain capital through the sale of equity securities.

    REGISTRATION RIGHTS. Each limited partner of the Operating Partnership will have redemption rights, which will permit them, at any time beginning one year after the completion of the Consolidation Transactions, to require the Operating Partnership to redeem part or all of their Common Units for cash (based on the fair market value of an equivalent number of Common Shares on the date of such redemption) or, at the option of the Company, to exchange such Common Units for Common Shares on a one-for-one basis (subject to certain antidilution adjustments and conditions), subject to indemnification claims. Upon completion of the Consolidation Transactions, an aggregate of approximately 2,262,461 Common Units will be held by Limited Partners and the Grove Companies. If a limited partner of the Operating Partnership elects to redeem Common Units and the Company elects to exchange such Common Units for Common Shares, each Common Unit will be exchangeable for one Common Share, subject to adjustment in the event of stock splits, distributions of rights, extraordinary dividends and similar events affecting the Common Shares.

    In order to protect Grove Property's status as a REIT, a holder of Common Units is prohibited from receiving Common Shares upon exchange for Common Units, to the extent that as a result of such exchange any person would own or would be deemed to own a number of Common Shares in excess of the Ownership Limit or the Executive Officer Ownership Limit, or if ownership of such Common Shares by such holder would otherwise cause the Company to fail to continue to qualify as a REIT. See "Description of Capital Stock--Restrictions on Ownership and Transfer" and "PROPOSAL TO AMEND THE CHARTER (Proposal 2)--Description of the Proposed Amendments to the Charter--Description of the Proposed Amendments to the Excess Shares Provision."

    The Company has granted certain entities and individuals receiving Common Units in connection with the Consolidation Transactions the Registration Rights with respect to Registrable Shares. Pursuant to the Registration Rights Agreement, holders of Common Units may have the right to receive the Common Shares issued upon the exercise by such holders of their redemption rights, pursuant to a registration with the SEC, and may have the resale of such Common Shares registered if necessary. The Company has agreed to file and generally keep continuously effective beginning one year after the completion of the Consolidation Transactions a registration statement covering the issuance of shares upon exchange of Common Units and the resale thereof. Such Registration Rights will be subject to certain significant conditions, including, but not limited to, GREAT's ability to effect and maintain such registration, customary blackout provisions and any procedures and limitations which may be imposed by the staff of the SEC. The Company will bear expenses incident to its registration obligations upon exercise of the Registration Rights, including the payment of federal securities law and state blue sky registration fees, except that it will not bear any underwriting discounts or commissions or transfer taxes relating to registration of Registrable Shares. The Company expects that the securities issued pursuant to the New Equity Investment will also have the benefit of the Registration Rights Agreement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of Common Shares and Common Units by each person the Company expects will beneficially own more than 5% of the Common Shares and/or the Common Units following, and giving effect to, the Consolidation Transactions.

                                                                                                                  PERCENT OF
                                                                                                                   CLASS OF
                                                      AMOUNT AND NATURE OF                                          COMMON
                                                   BENEFICIAL OWNERSHIP(1)(2)     PERCENT OF CLASS   PERCENT OF     SHARES/
NAME AND ADDRESS                                 -------------------------------      OF COMMON        COMMON       COMMON
OF BENEFICIAL OWNER                               COMMON SHARES    COMMON UNITS        SHARES           UNITS        UNITS
-----------------------------------------------  ---------------  --------------  -----------------  -----------  -----------
Damon D. Navarro...............................        32,585(3)       301,563             0.8%            5.2%         5.7%
  598 Asylum Avenue
  Hartford, CT 06105
Brian A. Navarro...............................        30,215(4)       292,512             0.8%            5.0%         5.5%
  598 Aslyum Avenue
  Hartford, CT 06105
Grove Property Services Limited
  Partnership(5)...............................        --              610,734           --               11.8%        11.8%

------------------------

(1) Beneficial ownership of the Common Shares held by the Grove Companies has been attributed to the named individuals based solely on their respective PRO RATA ownership interests in the equity of the entities included in the Grove Companies. However, because of their ability to control certain voting and/or investment decisions of the entities included in the Grove Companies, one or more of the named individuals may be deemed to have beneficial ownership of all of the Common Units held by certain of the Grove Companies under Regulation 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended. See Note (5) below.

(2) The number of Common Shares underlying options granted under the 1994 Plan to each named individual has been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(3) Includes 12,155 Common Shares subject to options to purchase Common Shares granted to Mr. Navarro pursuant to the 1994 Plan.

(4) Includes 11,221 Common Shares subject to options to purchase Common Shares granted to Mr. Navarro pursuant to the 1994 Plan.

(5) Includes the Common Units that may be held by Grove Property Services Limited Partnership, rather than by individuals, upon consummation of the Consolidation Transactions. These Common Units are also included in the beneficial ownership of the named individuals to the extent of their equity ownership of Grove Property Services Limited Partnership.

    The following table sets forth the beneficial ownership of the Common Shares and Common Units by (i) the Trust Managers, (ii) the Chief Executive Officer of GREAT and the four most highly compensated Executive Officers of GREAT other than the Chief Executive Officer and (iii) the Trust Managers and the Executive Officers of GREAT as a group, following, and giving effect to, the Consolidation Transactions.

                                                                                                                PERCENT OF
                                                                                                                 CLASS OF
                                                        AMOUNT AND NATURE           PERCENT OF                    COMMON
                                                  OF BENEFICIAL OWNERSHIP(1)(2)        CLASS       PERCENT OF     SHARES/
NAME AND ADDRESS                                 -------------------------------     OF COMMON       COMMON       COMMON
OF BENEFICIAL OWNER                               COMMON SHARES    COMMON UNITS       SHARES          UNITS        UNITS
-----------------------------------------------  ---------------  --------------  ---------------  -----------  -----------
Damon D. Navarro(3)............................
Brian A. Navarro(3)............................
Edmund F. Navarro..............................        30,215(4)       247,877            0.8%           4.3%         4.8%
Joseph R. LaBrosse.............................         7,702(5)        65,473            0.2%           1.1%         1.3%
Gerald A. McNamara.............................         5,808(6)        27,229            0.2%           0.5%         0.6%
James F. Twaddell..............................        10,710(7)        --                0.3%           0.0%         0.2%
Harold V. Gorman...............................         1,969(8)        --                0.1%           0.0%         0.1%
J. Joseph Garrahy..............................         1,969(8)        --                0.1%           0.0%         0.1%
Trust Managers and Executive Officers as a
  Group (8 Persons)............................       121,171          934,654            3.0%          16.0%        17.9%

------------------------

(1) Beneficial ownership of the Common Shares held by the Grove Companies has been attributed to the named individuals (where and if applicable) based solely upon their respective pro rata ownership interests in the equity of the entities included in the Grove Companies. However, because of their ability to control certain voting and/or investment decisions of such entities, one or more of the named individuals may be deemed to have beneficial ownership of all of the Common Shares held by certain of the Grove Companies under Regulation 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

(2) The number of Common Shares underlying options to purchase Common Shares granted to each named individual under the 1994 Plan has been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(3) The beneficial ownership interests of each of these persons is disclosed in the table above.

(4) Includes 11,221 Common Shares subject to options to purchase Common Shares granted pursuant to the 1994 Plan.

(5) Includes 2,807 Common Shares subject to options to purchase Common Shares granted pursuant to the 1994 Plan.

(6) Includes 1,969 Common Shares subject to options to purchase Common Shares granted pursuant to the 1994 Plan, including 1,181 Common Shares beneficially owned by Mr. McNamara's daughter, with respect to which he disclaims beneficial ownership.

(7) Includes 1,969 Common Shares subject to options to purchase Common Shares granted pursuant to the 1994 Plan, including 1,417 Common Shares beneficially owned by Mr. Twaddell's spouse, with respect to which he disclaims beneficial ownership.

(8) Includes 1,969 Common Shares subject to options to purchase Common Shares granted pursuant to the 1994 Plan.

                             EXECUTIVE COMPENSATION

    The following tables set forth information concerning the cash compensation, share options and retirement benefits provided to the Company's Chief Executive Officer and its four other Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                                     LONG TERM COMPENSATION
                                                                                             ---------------------------------------
                                                                                                       AWARDS
                                                                                             --------------------------
                                                       ANNUAL COMPENSATION                                  SECURITIES     PAYOUTS
                                       ----------------------------------------------------                 UNDERLYING   -----------
                                                                             OTHER ANNUAL     RESTRICTED     OPTIONS/       LTIP
NAME AND PRINCIPAL POSITION              YEAR       SALARY        BONUS      COMPENSATION    STOCK AWARDS     SARS(1)      PAYOUTS
-------------------------------------  ---------  -----------  -----------  ---------------  -------------  -----------  -----------

Damon D. Navarro                            1996        none         none           none            none        12,048(2)       none
  Chairman or the Board of                  1995        none         none           none            none          none         none
  Trust Managers, President                 1994        none         none           none            none        18,232(3)       none
  and Chief Executive Officer

Joseph R. LaBrosse                          1996        none         none           none            none         4,016(2)       none
  Chief Financial Officer,                  1995        none         none           none            none          none         none
  Secretary, Treasurer and                  1994        none         none           none            none         4,211(3)       none
  Trust Manager

Edmund F. Navarro                           1996        none         none           none            none        12,048(2)       none
  Vice President--Property                  1995        none         none           none            none          none         none
  Management                                1994        none         none           none            none        16,832(3)       none

Brian A. Navarro                            1996        none         none           none            none        12,048(2)       none
  Vice President--                          1995        none         none           none            none          none         none
  Acquisitions                              1994        none         none           none            none        16,832(3)       none

Gerald A. McNamara                          1996        none         none           none            none         4,725(2)       none
  Vice President--Marketing                 1995        none         none           none            none          none         none
  and Strategic Planning                    1994        none         none           none            none         2,953(3)       none


                                          ALL OTHER
NAME AND PRINCIPAL POSITION             COMPENSATION
-------------------------------------  ---------------
Damon D. Navarro                               none
  Chairman or the Board of                     none
  Trust Managers, President                    none
  and Chief Executive Officer
Joseph R. LaBrosse                             none
  Chief Financial Officer,                     none
  Secretary, Treasurer and                     none
  Trust Manager
Edmund F. Navarro                              none
  Vice President--Property                     none
  Management                                   none
Brian A. Navarro                               none
  Vice President--                             none
  Acquisitions                                 none
Gerald A. McNamara                             none
  Vice President--Marketing                    none
  and Strategic Planning                       none

------------------------

(1) The number of Common Shares underlying options granted to each named individual under the 1994 Plan has been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(2) Options to purchase the indicated number of Common Shares were granted to such Executive Officer on October 31, 1996, pursuant to the 1994 Plan. For a summary of the terms and conditions pursuant to which such options were granted, see "--1994 Share Option Plan."

(3) Options to purchase the indicated numbers of Common Shares were granted to such Executive Officer on June 17, 1994, pursuant to the 1994 Plan. For a summary of the terms and conditions pursuant to which such options were granted, see "--1994 Share Option Plan."

                INDIVIDUAL OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                                      AT ASSUMED ANNUAL RATES
                                           NUMBER OF        % OF TOTAL                                     OF STOCK PRICE
                                          SECURITIES       OPTIONS/SARS     EXERCISE                        APPRECIATION
                                          UNDERLYING        GRANTED TO       OR BASE                      FOR OPTION TERM
                                         OPTIONS/SARS        EMPLOYEES        PRICE     EXPIRATION   --------------------------
NAME                                      GRANTED (#)     IN FISCAL YEAR    ($/SHARE)      DATE        5%($)(3)     10%($)(4)
-------------------------------------  -----------------  ---------------  -----------  -----------  ------------  ------------

Damon Navarro........................         12,048(1)           26.8%          7.25(2)   10/31/06    142,280.69    226,558.22

Joseph LaBrosse......................          4,016(1)            9.8%          7.25(2)   10/31/06     47,426.90     75,519.41

Brian Navarro........................         12,048(1)           26.8%          7.25(2)   10/31/06    142,280.69    226,558.22

Edmund Navarro.......................         12,048(1)           26.8%          7.25(2)   10/31/06    142,280.69    226,558.22

Gerald McNamara......................          4,725(1)           10.6%          7.25(2)   10/31/06     55,799.82     88,851.89

------------------------

(1) Options to purchase the indicated number of Common Shares were granted to such Executive Officer on October 31, 1996, pursuant to the 1994 Plan. The number of Common Shares underlying such options have been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(2) The exercise price per Common Share of options granted under the 1994 Plan has been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(3) Each of the potential realizable values listed below assumes (i) that the Common Shares underlying the options granted to such Executive Officers appreciate in value from the date of grant ($7.25 per Common Share, as adjusted) through the ten-year term of such options, at an annualized rate of 5.0% and (ii) that such Executive Officer does not exercise such options (and such options do not otherwise become unexercisable) prior to the end of such ten-year option term.

(4) Each of the potential realizable values listed below assumes (i) that the Common Shares underlying the options granted to such Executive Officers appreciate in value from the date of grant ($7.25 per Common Share, as adjusted) through the ten-year term of such options, at an annualized rate of 10.0% and (ii) that such Executive Officer does not exercise such options (and such options do not otherwise become unexercisable) prior to the end of such ten-year option term.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                   YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                        NUMBER OF SECURITIES UNDERLYING
                                        SHARES                            UNEXERCISED OPTIONS/SARS AT
                                       ACQUIRED            VALUE                    FY-END
NAME                                  ON EXERCISE        REALIZED       EXERCISABLE/UNEXERCISABLE(1)(2)
---------------------------------  -----------------  ---------------  ---------------------------------

Damon Navarro....................              0                 0                12,155/18,126

Joseph LaBrosse..................              0                 0                 2,807/5,420

Brian Navarro....................              0                 0                11,221/17,659

Edmund Navarro...................              0                 0                11,221/17,659

Gerald McNamara..................              0                 0                 1,969/5,709


                                      VALUE OF UNEXERCISED
                                    IN-THE-MONEY OPTIONS/SARS
NAME                                      AT FY-END(3)
---------------------------------  ---------------------------
Damon Navarro....................                   0
Joseph LaBrosse..................                   0
Brian Navarro....................                   0
Edmund Navarro...................                   0
Gerald McNamara..................                   0

------------------------

(1) The number of Common Shares underlying options to purchase Common Shares granted to an individual under the 1994 Plan has been adjusted to give effect to the Stock Split, as provided in the 1994 Plan.

(2) The number of Common Shares underlying unexercised options is given as of September 30, 1996, rather than as of the end of the 1995 fiscal year.

(3) The determination as to whether such options are "in-the-money" was made by reference to the market price of the Common Shares at September 30, 1996, as the market value of the Common Shares at the end of the 1996 fiscal year is presently undeterminable.

    COMPENSATION OF TRUST MANAGERS. For detailed information regarding the compensation paid by GREAT and to be paid by Grove Property to Trust Managers, see "MANAGEMENT--Compensation of Trust Managers."

    EMPLOYMENT AGREEMENTS; NON-COMPETITION AGREEMENTS. In connection with the IPO, GREAT entered into a three-year employment agreement (each, an "EMPLOYMENT AGREEMENT") with each Executive Officer that will expire on the date of the Annual Meeting of Shareholders to be held in 1997.

    These Employment Agreements provide that the Executive Officers will not be paid a salary during the term. However, GREAT issued to each Executive Officer, as a sign-on bonus, options to purchase an aggregate of 50,000 Common Shares at $11 1/8 per share. Such options are exercisable for a period of ten years from the date of grant (June 17, 1994), were issued pursuant to the 1994 Plan, and vest in increments of one-third on each anniversary of the closing date of the IPO. Pursuant to the Employment Agreements, upon the death or disability of any Executive Officer, he or his estate, as the case may be, will be entitled to receive a payment equal to three times the amount of bonuses received by him during the term of his Employment Agreement, however, only to the extent these benefits can be funded with suitable life and disability insurance policies.

    In connection with the Consolidation Transactions, and particularly as a result of the Operating Partnership's acquisition of the Partnership Properties and certain assets and liabilities of the Management Company from the Grove Companies, Grove Property will enter into new employment agreements with each Executive Officer. The following table sets forth the annual base salary Grove Property intends to establish for each Executive Officer.

                                                                                                      ANNUAL BASE
NAME                                                               TITLE                                 SALARY
--------------------------------------  ------------------------------------------------------------  ------------

Damon Navarro.........................  Chairman of the Board of Trust Managers; President and Chief   $   50,000
                                        Executive Officer

Brian A. Navarro......................  Vice President--Acquisitions                                   $   50,000

Edmund F. Navarro.....................  Vice President--Property Management                            $   50,000

Joseph R. LaBrosse....................  Chief Financial Officer, Secretary and Treasurer               $   50,000

Gerald A. McNamara....................  Vice President--Marketing and Strategic Planning               $   25,000

    The employment agreements, effective upon consummation of the Consolidation Transactions, will provide that the Executive Officers shall devote a substantial part of their business time to the operations of the Company. The agreements establish the initial base salaries set forth in the table above and provide for an initial three-year term for each of the Executive Officers. The term of each agreement is automatically extended for an additional year upon expiration of the initial term and any extension period unless either Grove Property or the Executive Officer provides the other with at least 120 days' prior written notice that such term shall not be extended. If the agreements are terminated by Grove Property "without cause" or are terminated by the Executive Officer after a "change in control" or for "good reason" (as such terms are defined in the agreements), the Executive Officer will be entitled to a lump sum payment equal to 200 percent of such Executive Officer's annual base salary plus an amount equal to the aggregate value of all bonuses, whether cash, stock, options, or otherwise, granted to such Executive Officer for the previous year.

    The Executive Officers are also entering into the Non-Competition Agreements. For a description of the terms of the Non-Competition Agreements, see "MANAGEMENT--Non-Competition Agreements."

    LIMITATION OF LIABILITY AND INDEMNIFICATION. Under Maryland law, a REIT formed in Maryland is permitted to limit, by provision in its Declaration of Trust, the liability of its trust managers and officers to the trust or its shareholders for money damages except for (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter includes such a provision which limits such liability to the fullest extent permitted by Maryland law.

    The Bylaws require it to indemnify (a) any present or former trust manager, officer or Shareholder or person who, while a trust manager, officer or Shareholder, served or is serving as a trust manager, officer, director, shareholder or partner of another entity at GREAT's express request (a "GREAT AGENT") who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against any claim or liability by reason of service in such capacity unless it is established that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful, and (b) any present or former Shareholder against any claim or liability to which he becomes subject by reason of such status. In addition, the Bylaws require it to pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a present or former trust manager, officer or shareholder or person who, while a trust manager, officer or Shareholder, served or is serving as a GREAT Agent, made a party to a proceeding by reason of service in such capacity provided that, in the case of a trust manager or officer, GREAT shall have received (1) a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification by GREAT as authorized by the Bylaws and (2) a written undertaking by or on his behalf to repay the amount paid or reimbursed by GREAT if it shall ultimately be determined that the applicable standard of conduct was not met. The Bylaws also (x) permit GREAT to provide indemnification and payment or reimbursement of expenses to a present or former trust manager, officer or Shareholder who served a predecessor of GREAT, and to any GREAT Agent, or agent of a predecessor of GREAT, (y) provided that any indemnification or payment or reimbursement of the expenses permitted by the Bylaws shall be furnished in accordance with the procedures provided for indemnification and payment or reimbursement of expenses under Section 2-418 of the Maryland REIT Act for directors of Maryland corporations and (z) permit GREAT to provide such other and further indemnification or payment or reimbursement of expenses as may be permitted by Section 2-418 of the Maryland REIT Act for directors of Maryland corporations.

    Pursuant to indemnification agreements between GREAT and each Trust Manager and Executive Officer, GREAT has agreed to indemnify each of them to the fullest extent permitted by Maryland law as in effect on the date of such indemnification agreements or as such laws may from time to time thereafter be amended to increase the scope of that indemnification.

    GREAT does not presently intend to obtain directors' and officers' liability insurance coverage, although it may do so in the future.

    EXECUTIVE BONUS INCENTIVE PLAN. A bonus incentive compensation plan was established for the Executive Officers in connection with the IPO (the "INCENTIVE PLAN"). The Incentive Plan awards a cash bonus to eligible Executive Officers based on the achievement of specified targets and goals established for GREAT and the individual officer. The primary target is the desired annual distribution per Common Share based upon targeted cash available for distribution. If targets and goals are not met, no payment is made. The amount of the cash bonus is based on a formula determined for each executive and key officer based on the attainment of certain levels of cash available for distribution. Specifically, (i) if GREAT achieves cash available for distribution in an amount equal to $600,000, the Executive Officers receive a bonus of $25,000, in the aggregate; (ii) if GREAT achieves cash available for distribution in an amount equal to $650,000 in the aggregate, the Executive Officers receive an additional bonus of $25,000; and (iii) if GREAT achieves cash available for distribution in an amount in excess of $650,000, the Executive Officers receive an additional bonus in an amount equal to 50% of the amount by which cash available for distribution exceeds $650,000, up to a maximum aggregate bonus amount of $75,000, with respect to (iii), only. As of the date of this Proxy Statement, no Executive Officer has received an award under the Incentive Plan. The Incentive Plan will be terminated upon consummation of the Consolidation Transactions.

    1994 SHARE OPTION PLAN. GREAT has adopted a share option plan (the "1994 PLAN") which is administered by a committee of the Board (the "COMMITTEE") consisting of at least two trust managers who are "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Compensation Committee currently functions as the Committee. The Committee generally has the authority, within limitations set forth in the 1994 Plan, to establish rules and regulations concerning the 1994 Plan, to determine the persons to whom options may be granted, the number of Common Shares to be covered by each option and the terms and provisions of the options to be granted. The Committee has the right to cancel any outstanding options and to issue new options on such terms and conditions as may be consented to by the optionee affected.

    A total of 100,000 Common Shares has been reserved for issuance under the 1994 Plan. Options to purchase all 100,000 such Common Shares have been granted to Executive Officers and Non-Employee Trust Managers. Options to purchase 50,000 Common Shares were granted to the Executive Officers in connection with the IPO. These options have an exercise price equal to $11 1/8 per Common Share, expire in June 2004 and became exercisable in increments of 33 1/3% per year on each of the first two anniversaries of the date of grant, with the balance exercisable in June 1997.

    Under the 1994 Plan, each Trust Manager who was not an employee of GREAT automatically received, upon his election to the Board, a non-qualified stock option to purchase 2,000 Common Shares, and has received an option to purchase 1,000 Common Shares on each anniversary of such election. The Non-Employee Trust Managers have received options to purchase an aggregate of 12,000 Common Shares under the 1994 Plan.

    On October 31, 1996, pursuant to the 1994 Plan, GREAT granted to the Executive Officers options to purchase, in the aggregate, 38,000 Common Shares. The exercise price of each such option is $8 9/16.

    Following the consummation of the Consolidation Transactions, no further grants will be made under the 1994 Plan and future grants of options and Common Shares will be made pursuant to the 1996 Plan. See "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN--Awards Granted to Employees" and "--Options Granted to Non-Employee Trust Managers."

    The table below sets forth certain information with respect to the options granted to Executive Officers and Non-Employee Trust Managers since GREAT's formation in 1994. All such options were granted pursuant to the 1994 Plan and have been adjusted to give effect to the Stock Split, as provided in the 1994 Plan. Additionally, the exercise prices per Common Share presented for such options have been adjusted to give effect to the Stock Split.

                                                                                                                        1996
                       1994 OPTIONS                                      1995 OPTIONS                                  OPTIONS
                  ----------------------                            ----------------------                            ---------
                   DATE OF                  OPTION     EXPIRATION    DATE OF                  OPTION     EXPIRATION    DATE OF
NAME                GRANT    NO. GRANTED     PRICE        DATE        GRANT    NO. GRANTED     PRICE        DATE        GRANT
----------------  ---------  -----------  -----------  -----------  ---------  -----------  -----------  -----------  ---------

Damon Navarro       6/23/94      18,232         9.42      6/22/04      --          --           --           --        10/31/96

Joseph LaBrosse     6/23/94       4,211         9.42      6/22/04      --          --           --           --        10/31/96

Brian Navarro       6/23/94      16,832         9.42      6/22/04      --          --           --           --        10/31/96

Edmund Navarro      6/23/94      16,832         9.42      6/22/04      --          --           --           --        10/31/96

Gerald A.
  McNamara          6/23/94       2,953         9.42      6/22/04      --          --           --           --        10/31/96

James F.
  Twaddell          6/23/94       2,362         9.42      6/22/04     6/13/95       1,181         7.20      6/12/05     5/17/96

Harold Gorman       6/23/94       2,362         9.42      6/22/04     6/13/95       1,181         7.20      6/12/05     5/17/96

J. Joseph
  Garrahy           6/23/94       2,362         9.42      6/22/04     6/13/95       1,181         7.20      6/12/05     5/17/96


                                 OPTION     EXPIRATION
NAME              NO. GRANTED     PRICE        DATE
----------------  -----------  -----------  -----------
Damon Navarro         12,048         7.25     10/31/06
Joseph LaBrosse        4,016         7.25     10/31/06
Brian Navarro         12,048         7.25     10/31/06
Edmund Navarro        12,048         7.25     10/31/06
Gerald A.
  McNamara             4,725         7.25     10/31/06
James F.
  Twaddell             1,181         7.73      5/16/06
Harold Gorman          1,181         7.73      5/16/06
J. Joseph
  Garrahy              1,181         7.73      5/16/06

    1996 SHARE INCENTIVE PLAN. Assuming Shareholder approval of the 1996 Plan, upon the consummation of the Consolidation Transactions, the Company will adopt the 1996 Plan and each Executive Officer will receive a grant of options to purchase the number of Common Shares indicated opposite such Executive Officer's name in the table below. See "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN (Proposal 3)--Awards Granted to Employees--Options" for a description of these grants.

    Upon the closing of the Consolidation Transactions, options to purchase the following numbers of Common Shares will be granted to the Executive Officers pursuant to the 1996 Plan, and will be exercisable at the Fair Market Value on the date of grant:

NAME                                                                           OPTIONS GRANTED
-----------------------------------------------------------------------------  ---------------

Damon Navarro................................................................        75,000

Joseph LaBrosse..............................................................        25,000

Brian Navarro................................................................        75,000

Edmund Navarro...............................................................        75,000

Gerald McNamara..............................................................        20,000

    DEFERRED STOCK GRANTS. In connection with the consummation of the Consolidation Transactions, the Compensation Committee has authorized the grant of Deferred Stock Grants to Executive Officers under the 1996 Plan as incentive compensation based on the annual growth of FFO per Common Share for the fiscal year prior to the year in which such restricted Common Shares are granted. See "PROPOSAL TO ADOPT THE 1996 SHARE INCENTIVE PLAN--Awards Granted to Employees--Restricted Stock Awards" for a description of the terms of these Deferred Stock Grants."

    401(k) PLAN. In 1994, GREAT adopted the Grove Real Estate Asset Trust 401(k) Savings Plan (the "PLAN"), which is a voluntary and defined contribution plan. Under the Plan, every employee is eligible to participate in the Plan beginning on the earlier of January 1 or July 1 following the date the employee has completed six months of continuous service with GREAT.

    Each participant may make contributions to the Plan by means of a pre-tax salary deferral which may not be less than 1% nor more than 16% of the participant's compensation. The Code limits the annual amount of salary deferrals that may be made by any participant. Each year, for each $1.00 contributed to the Plan by a participant, GREAT may make a matching contribution of $0.25 on the participant's behalf, up to 4% of the participant's compensation.

    A participant's salary deferral contributions are always 100% vested and nonforfeitable. In the event of death or disability, a participant will become vested in GREAT's matching contribution. Otherwise, a participant will become vested in GREAT's matching contributions 33 1/3% after one year of service, 66 2/3% after two years of service and 100% after three or more years of service.

    The Board may amend or terminate the Plan at any time, but may not retroactively diminish or adversely affect any accrued interest or benefit of the participants under the Plan. Upon termination of the Plan, each participant's matching contribution will become fully vested, regardless of the years of vesting service.

                       FEDERAL INCOME TAX CONSIDERATIONS

    The following summary of material federal income tax considerations regarding the Company is based on current law, is for general information only and is not tax advice. This discussion does not purport to deal with all aspects of taxation that may be relevant to particular Shareholders in light of their personal investment or tax circumstances, or to certain types of Shareholders subject to special treatment under the federal income tax laws, including certain financial institutions, life insurance companies, dealers in securities or currencies, shareholders holding Common Shares as part of a conversion transaction, as part of a hedge or hedging transaction, or as a position in a straddle for tax purposes, tax-exempt organizations (except to the extent discussed under the heading "--Taxation of Tax-Exempt Shareholders") or foreign corporations and persons who are not citizens or residents of the United States (except to the extent discussed under the heading "Taxation of Non-U.S. Shareholders"). In addition, the summary below does not consider the effect of any foreign, state, local or other tax laws that may be applicable to prospective shareholders.

    EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE SPECIAL TAX CONSEQUENCES TO HIM OR HER OF THE PURCHASE, OWNERSHIP AND SALE OF THE COMMON SHARES INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF SUCH PURCHASE, OWNERSHIP AND SALE AND OF POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

TAXATION OF THE COMPANY

    GENERAL. The Company has made an election to be taxed as a REIT under Sections 856 through 860 of the Code commencing with its taxable year ending December 31, 1994. The Company believes that, commencing with such taxable year, it has been organized and operated in such a manner as to qualify for taxation as a RElT under the Code, and the Company intends to continue to operate in such a manner, but no assurance can be given that it will operate in such a manner so as to remain so qualified.

    These sections of the Code, and the corresponding Treasury Regulations, are highly technical and complex. The following sets forth the material aspects of the sections that govern the federal income tax treatment of a REIT and its shareholders. This summary is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative and judicial interpretations thereof.

    If the Company qualifies for taxation as a REIT, it generally will not be subject to federal corporate income taxes on its net income that is currently distributed to shareholders. This treatment substantially eliminates the "double taxation" (at the corporate and shareholder levels) that generally results from investment in a regular corporation. However, the Company will be subject to federal income tax as follows: First, the Company will be taxed at regular corporate rates on any undistributed "REIT taxable income," including undistributed net capital gains. Second, under certain circumstances, the Company may be subject to the "alternative minimum tax" on its items of tax preference. Third, if the Company has (i) net income from the sale or other disposition of "foreclosure property" (defined generally as property acquired by the Company through foreclosure or otherwise after a default on a loan secured by the property or a lease of the property) which is held primarily for sale to customers in the ordinary course of business or (ii) other nonqualifying income from foreclosure property, it will be subject to tax at the highest corporate rate on such income. Fourth, if the Company has net income from prohibited transactions (which are, in general, certain sales or other dispositions of property held primarily for sale to customers in the ordinary course of business other than foreclosure property), such income will be subject to a 100% tax. Fifth, if the Company should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), but has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on an amount equal to (a) the gross income attributable to the greater of the amount by which the Company fails the 75% or 95% test multiplied by (b) a fraction intended to reflect the Company's profitability. Sixth, if the Company should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. Seventh, with respect to any asset (a "BUILT-IN GAIN ASSET") acquired by the Company from a corporation which is or has been a C corporation (I.E., generally a corporation subject to full corporate-level tax) in a transaction in which the basis of the Built-ln Gain Asset in the hands of the Company is determined by reference to the basis of the asset in the hands of the C corporation, if the Company recognizes gain on the disposition of such asset during the ten-year period (the "RECOGNITION PERIOD,") beginning on the date on which such asset was acquired by the Company, then, to the extent of the Built-In Gain (I.E., the excess of (a) the fair market value of such asset over (b) the Company's adjusted basis in such asset, determined as of the beginning of the Recognition Period), such gain will be subject to tax at the highest regular corporate rate pursuant to Treasury Regulations that have not yet been promulgated. The results described above with respect to the recognition of Built-In Gain assume that the Company will make an election pursuant to IRS Notice 88-19 and that such treatment is not modified by certain revenue proposals in the Administration's 1997 Budget Proposal.

    REQUIREMENTS FOR QUALIFICATION. The Code defines a REIT as a corporation, trust or association: (i) which is managed by one or more trustees or directors;
(ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation, but for Sections 856 through 859 of the Code;
(iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, actually or constructively, by five or fewer individuals (as defined in the Code to include certain entities); and (vii) which meets certain other tests, described below, regarding the nature of its income and assets. The Code provides that conditions
(i) to (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of twelve months, or during a proportionate part of a taxable year of less than twelve months. Conditions (v) and (vi) will not apply until after the first taxable year for which an election is made to be taxed as a REIT. For purposes of conditions (v) and (vi), pension funds and certain other tax-exempt entities are treated as individuals, subject to a "look-through" exception in the case of condition (vi).

    The Company believes that it has issued sufficient Common Shares with sufficient diversity of ownership to allow it to satisfy conditions (v) and
(vi). In addition, the Company's Declaration of Trust provides for restrictions regarding the transfer and ownership of shares, which restrictions are intended to assist the Company in continuing to satisfy the share ownership requirements described in (v) and (vi) above. Such ownership and transfer restrictions are described in "Description of Capital Stock-Restrictions on Ownership and Transfer." These restrictions may not ensure that the Company will, in all cases, be able to satisfy the share ownership requirements described above. If the Company fails to satisfy such share ownership requirements, the Company's status as a REIT will terminate. See "--Failure to Qualify."

    In addition, a corporation may not elect to become a REIT unless its taxable year is the calendar year. The Company has a calendar taxable year.

    OWNERSHIP OF A PARTNERSHIP INTEREST. In the case of a REIT which is a partner in a partnership, Treasury Regulations provide that the REIT will be deemed to own its proportionate share of the assets of the partnership and will be deemed to be entitled to the income of the partnership attributable to such share. In addition, the character of the assets and gross income of the partnership shall retain the same character in the hands of the REIT for purposes of Section 856 of the Code, including satisfying the gross income tests and the asset tests. Thus, the Company's proportionate share of the assets and items of income of the Operating Partnership (including the Operating Partnership's share of such items of any subsidiary partnerships, including the Property Partnerships) will be treated as assets and items of income of the Company for purposes of applying the requirements described herein. A summary of the rules governing the federal income taxation of partnerships and their partners is provided below in "--Tax Aspects of the Operating Partnership." The Company has direct control of the Operating Partnership and intends to operate it consistent with the requirements for qualification as a REIT.

    INCOME TESTS. In order to maintain its qualification as a REIT, the Company annually must satisfy three gross income requirements. First, at least 75% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived directly or indirectly from investments relating to real property or mortgages on real property (including "rents from real property" and, in certain circumstances, interest) or from certain types of temporary investments. Second, at least 95% of the Company's gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from such real property investments, dividends, interest and gain from the sale or disposition of stock or securities (or from any combination of the foregoing). Third, subject to certain exceptions in the year in which the Company is liquidated, short-term gain from the sale or other disposition of stock or securities, gain from prohibited transactions and gain on the sale or other disposition of real property held for less than four years (apart from involuntary conversions and sales of foreclosure property) must represent less than 30% of the Company's gross income (including gross income from prohibited transactions) for each taxable year. For purposes of applying the 30% gross income test, the holding period of Properties acquired by the Operating Partnership in the Consolidation Transactions will be deemed to have commenced on the date of acquisition.

    Rents received by the Company will qualify as "rents from real property" in satisfying the gross income requirements for a REIT described above only if several conditions are met. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, the Code provides that rents received from a tenant will not qualify as "rents from real property" in satisfying the gross income tests if the REIT, or an owner of 10% or more of the REIT, actually or constructively owns 10% or more of such tenant (a "RELATED PARTY TENANT"). Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as "rents from real property." Finally, for rents received to qualify as "rents from real property," the REIT generally must not

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operate or manage the property or furnish or render services to the tenants of such property, other than through an independent contractor from whom the REIT derives no revenue. The RElT may, however, directly perform certain services that are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered "rendered to the occupant" of the property. The Company does not and will not: (i) charge rent for any property that is based in whole or in part on the income or profits of any person (except by reason of being based on a percentage of receipts or sales, as described above); (ii) rent any property to a Related Party Tenant (unless the Board of Trust Managers determines in its discretion that the rent received from such Related Party Tenant is not material and will not jeopardize the Company's status as a REIT); (iii) derive rental income attributable to personal property (other than personal property leased in connection with the lease of real property, the amount of which is less than 15% of the total rent received under the lease); or (iv) perform services considered to be rendered to the occupant of the property, other than through an independent contractor from whom the Company derives no revenue.

    The Operating Partnership will receive fees in exchange for the performance of certain third party property management activities. The Company's proportionate share of these fees will be treated as income of the Company by virtue of its status as a partner of the Operating Partnership as discussed above. Such fees will not qualify under the 95% gross income test, or the 75% gross income test. The Company believes, however, that the aggregate amount of this and other nonqualifying income in any taxable year will not exceed the limit on nonqualifying income under the gross income tests.

    The term "interest" generally does not include any amount received or accrued (directly or indirectly) if the determination of such amount depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally would not be excluded from the term "interest" solely by reason of being based on a fixed percentage or percentages of receipts or sales.

    If the Company fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for such year if it is entitled to relief under certain provisions of the Code. These relief provisions will be generally available if the Company's failure to meet such tests was due to reasonable cause and not due to willful neglect, the Company attaches a schedule of the sources of its income to its federal income tax return, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not possible, however, to state whether in all circumstances the Company would be entitled to the benefit of these relief provisions. For example, if the Company fails to satisfy the gross income tests because nonqualifying income that the Company intentionally incurs exceeds the limits on such income, the IRS could conclude that the Company's failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of circumstances involving the Company, the Company would not qualify as a REIT. As discussed above in "federal income tax Considerations--Taxation of the Company--General," even if these relief provisions apply, a 100% tax would be imposed on an amount equal to (a) the gross income attributable to the greater of the amount by which the Company failed the 75% or 95% test multiplied by (b) a fraction intended to reflect the Company's profitability. No similar mitigation provision provides relief if the Company fails the 30% gross income test. In such case, the Company would cease to qualify as a REIT.

    Any gain realized by the Company on the sale of any property held as inventory or other property held primarily for sale to customers in the ordinary course of business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. Such prohibited transaction income may also have an adverse effect upon the Company's ability to satisfy the income tests for qualification as a REIT. Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances with respect to the particular transaction. The Operating Partnership intends to hold the Properties for investment with a view to long-term appreciation, to engage in the business of acquiring, developing, owning, and operating the Properties (and other properties) and to make such occasional sales of the Properties as are consistent with the Operating Partnership's investment objectives.

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    ASSET TESTS.  The Company, at the close of each quarter of its taxable year, must also satisfy three tests relating to the nature of its assets. First, at least 75% of the value of the Company's total assets must be represented by real estate assets including (i) its allocable share of real estate assets held by partnerships in which the Company owns a direct or indirect interest (such as the Operating Partnership and the Property Partnerships) and (ii) stock or debt instruments held for not more than one year purchased with the proceeds of a stock offering or long-term (at least five years) public debt offering of the Company, cash, cash items and government securities. Second, not more than 25% of the Company's total assets may be represented by securities other than those in the 75% asset class. Third, of the investments included in the 25% asset class, the value of any one issuer's securities owned by the Company may not exceed 5% of the value of the Company's total assets and the Company may not own more than 10% of any one issuer's outstanding voting securities.

    The Company anticipates that it will satisfy these asset tests.

    After initially meeting the asset tests at the close of any quarter, the Company will not lose its status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If the failure to satisfy the asset tests results from an acquisition of securities or other property during a quarter (including as a result of the Company increasing its interest in the Operating Partnership), the failure can be cured by the disposition of sufficient nonqualifying assets within 30 days after the close of that quarter. The Company intends to maintain adequate records of the value of its assets to ensure compliance with the asset tests and to take such other actions within 30 days after the close of any quarter as may be required to cure any noncompliance. If the Company fails to cure noncompliance with the asset tests within such time period, the Company would cease to qualify as a REIT.

    ANNUAL DISTRIBUTION REQUIREMENTS. The Company, in order to qualify as a REIT, is required to distribute dividends (other than capital gain dividends) to its shareholders in an amount at least equal to (i) the sum of (a) 95% of the Company's "REIT taxable income" (computed without regard to the dividends paid deduction and by excluding the Company's net capital gain) and (b) 95% of the excess of the net income, if any, from foreclosure property over the tax imposed on such income, minus (ii) the excess of the sum of certain items of noncash income (I.E., income attributable to leveled stepped rents, original issue discount or purchase money debt, or a like-kind exchange that is later determined to be taxable) over 5% of "REIT taxable income" as described in clause (i)(a) above. In addition, if the Company disposes of any Built-In Gain Asset during its Recognition Period, the Company will be required, pursuant to Treasury Regulations which have not yet been promulgated, to distribute at least 95% of the Built-in Gain (after tax), if any, recognized on the disposition of such asset. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before the Company timely files its tax return for such year and if paid on or before the first regular dividend payment after such declaration. Such distributions are taxable to holders of Common Shares (other than tax-exempt entities, as discussed below) in the year in which paid, even though such distributions relate to the prior year for purposes of the Company's 95% distribution requirement. The amount distributed must not be preferential--I.E., each holder of Common Shares must receive the same distribution per share. A REIT may have more than one class of capital stock, as long as distributions within each class are pro rata and non-preferential. To the extent that the Company does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its "REIT taxable income," as adjusted, it will be subject to tax thereon at regular ordinary and capital gain corporate tax rates. The Company intends to make timely distributions sufficient to satisfy these annual distribution requirements. In this regard, the OP Partnership Agreement authorizes the Company, as general partner, to take such steps as may be necessary to cause the Operating Partnership to distribute to its partners an amount sufficient to permit the Company to meet these distribution requirements.

    As enumerated above, for purposes of these tests, the Company's allocable share of the assets of the Operating Partnership (and any other partnership in which the Company holds an interest) are included. The Company anticipates that it will satisfy these asset tests.

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    It is expected that the Company's REIT taxable income will be less than its cash flow due to the allowance of depreciation and other non-cash charges in computing REIT taxable income. Accordingly, the Company anticipates that it will generally have sufficient cash or liquid assets to enable it to satisfy the distribution requirements described above. It is possible, however, that the Company, from time to time, may not have sufficient cash or other liquid assets to meet these distribution requirements due to timing differences between (i) the actual receipt of income and actual payment of deductible expenses and (ii) the inclusion of such income and deduction of such expenses in arriving at taxable income of the Company. In the event that such timing differences occur, in order to meet the distribution requirements, the Company may find it necessary to arrange for short-term, or possibly long-term, borrowings, to pay dividends in the form of taxable stock dividends.

    If the Company fails to meet the 95% distribution test due to certain adjustment (E.G., an increase in the Company's income or a decrease in its deduction for dividends paid) by reason of a judicial decision or by agreement with the IRS, the Company may pay a "deficiency dividend" to holders of Common Shares in the taxable year of the adjustment, which dividend would relate back to the year being adjusted. In such case, the Company would also be required to pay interest to the IRS and would be subject to any applicable penalty provisions.

    Furthermore, if the Company should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its RElT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, the Company would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

FAILURE TO QUALIFY

    If the Company fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, the Company will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates. Distributions to shareholders in any year in which the Company fails to qualify will not be deductible by the Company nor will they be required to be made. As a result, the Company's failure to qualify as a REIT would reduce the cash available for distribution by the Company to its shareholders. In addition, if the Company fails to qualify as a REIT, all distributions to shareholders will be taxable as ordinary income, to the extent of the Company's current and accumulated earnings and profits, and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, the Company will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. It is not possible to state whether in all circumstances the Company would be entitled to such statutory relief.

TAXATION OF TAXABLE U.S. SHAREHOLDERS GENERALLY

    As used herein, the term "U.S. Shareholder" means a holder of Common Shares who (for United States federal income tax purposes) (i) is a citizen or resident of the United States, (ii) is a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) is an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

    As long as the Company qualifies as a REIT, distributions made by the Company out of its current or accumulated earnings and profits (and not designated as capital gain dividends) will constitute dividends taxable to its taxable U.S. Shareholders as ordinary income. Such distributions will not be eligible for the dividends received deduction otherwise available with respect to dividends received by U.S. Shareholders that are corporations. Distributions made by the Company that are properly designated by the Company as capital gain dividends will be taxable to taxable U.S. Shareholders as long-term capital gains (to the extent that they do not exceed the Company's actual net capital gain for the taxable year) without regard to the

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period for which a U.S. Shareholder has held his Common Shares. U.S.
Shareholders that are corporations may, however, be required to treat up to 20% of certain capital gain dividends as ordinary income. To the extent that the Company makes distributions (not designated as capital gain dividends) in excess of its current and accumulated earnings and profits, such distributions will be treated first as a tax-free return of capital to each U.S. Shareholder, reducing the adjusted basis which such U.S. Shareholder has in his Common Shares for tax purposes by the amount of such distribution (but not below zero), with distributions in excess of a U.S. Shareholder's adjusted basis in his shares taxable as long-term capital gains (or short-term capital gain if the shares have been held for one year or less), provided that the shares have been held as a capital asset. Dividends declared by the Company in October, November, or December of any year and payable to a shareholder of record on a specified date in any such month shall be treated as both paid by the Company and received by the shareholder on December 31 of such year, provided that the dividend is actually paid by the Company on or before January 31 of the following calendar year. Shareholders may not include in their own income tax returns any net operating losses or capital losses of the Company.

    Distributions made by the Company and gain arising from the sale or exchange by a U.S. Shareholder of Common Shares will not be treated as passive activity income, and, as a result, U.S. Shareholders generally will not be able to apply any "passive losses" against such income or gain. Distributions made by the Company (to the extent they do not constitute a return of capital) generally will be treated as investment income for purposes of computing the investment income limitation. Gain arising from the sale or other disposition of Common Shares, however, will not be treated as investment income unless the U.S. Shareholder elects to reduce the amount of such U.S. Shareholder's total net capital gain eligible for the 28% maximum capital gains rate by the amount of such gain with respect to such Common Shares.

    Upon any sale or other disposition of Common Shares, a U.S. Shareholder will recognize gain or loss for federal income tax purposes in an amount equal to the difference between (i) the amount of cash and the fair market value of any property received on such sale or other disposition and (ii) the holder's adjusted basis in such Common Shares for tax purposes. Such gain or loss will be capital gain or loss if the shares have been held by the U.S. Shareholder as a capital asset, and will be long-term gain or loss if such shares have been held for more than one year. In general, any loss recognized by a U.S. Shareholder upon the sale or other disposition of Common Shares that have been held for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, to the extent of capital gain dividends received by such U.S. Shareholder from the Company which were required to be treated as long-term capital gains.

BACKUP WITHHOLDING

    The Company will report to its U.S. Shareholders and the IRS the amount of dividends paid during each calendar year, and the amount of tax withheld, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid unless such holder
(a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A U.S. Shareholder that does not provide the Company with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability. In addition, the Company may be required to withhold a portion of capital gain distributions to any shareholders who fail to certify their non-foreign status to the Company. See "--Taxation of Non-U.S. Shareholders."

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TAXATION OF TAX-EXEMPT SHAREHOLDERS

    The IRS has ruled that amounts distributed as dividends by a qualified RElT do not constitute unrelated business taxable income ("UBTI") when received by a tax-exempt entity. Based on that ruling, provided that a tax-exempt shareholder (except certain tax-exempt shareholders described below) has not held its Common Shares as "debt financed property" within the meaning of the Code and such shares are not otherwise used in a trade or business, the dividend income from the Company will not be UBTI to a tax-exempt shareholder. Similarly, income from the sale of Common Shares will not constitute UBTI unless such tax-exempt shareholder has held such shares as "debt financed property" within the meaning of the Code or has used the shares in a trade or business.

    For tax-exempt shareholders which are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans exempt from federal income taxation under Code Sections 501 (c)(7), (c)(9), (c)(17) and (c)(20), respectively, income from an investment in the Company will constitute UBTI unless the organization is able to properly deduct amounts set aside or placed in reserve for certain purposes so as to offset the income generated by its investment in the Company. Such prospective investors should consult their own tax advisors concerning these "set aside" and reserve requirements.

    Notwithstanding the above, however, a portion of the dividends paid by a "pension held REIT" shall be treated as UBTI as to any trust which (i) is described in Section 401(a) of the Code, (ii) is tax-exempt under Section 501(a) of the Code, and (iii) holds more than 10% (by value) of the interests in the REIT. Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as "qualified trusts."

    A REIT is a "pension held REIT" if (i) it would not have qualified as a REIT but for the fact that Section 856(h)(3) of the Code provides that stock owned by qualified trusts shall be treated, for purposes of the "not closely held" requirement, as owned by the beneficiaries of the trust (rather than by the trust itself), and (ii) either (a) at least one such qualified trust holds more than 25% (by value) of the interests in the REIT, or (b) one or more such qualified trusts, each of which owns more than 10% (by value) of the interests in the REIT, hold in the aggregate more than 50% (by value) of the interests in the REIT. The percentage of any REIT dividend treated as UBTI is equal to the ratio of (i) the UBTI earned by the REIT (treating the REIT as if it were a qualified trust and therefore subject to tax on UBTI) to (ii) the total gross income of the REIT. A de minimis exception applies where the percentage is less than 5% for any year. The provisions requiring qualified trusts to treat a portion of REIT distributions as UBTI will not apply if the RElT is able to satisfy the "not closely held" requirement without relying upon the "look-through" exception with respect to qualified trusts.

TAXATION OF NON-U.S. SHAREHOLDERS

    The rules governing United States federal income taxation of the ownership and disposition of stock by persons that are, for purposes of such taxation, nonresident alien individuals, foreign corporations, foreign partnerships or foreign estates or trusts (collectively, "NON-U.S. SHAREHOLDERS") are complex, and no attempt is made herein to provide more than a brief summary of such rules. Accordingly, the discussion does not address all aspects of United States federal income tax and does not address state, local or foreign tax consequences that may be relevant to a Non-U.S. Shareholder in light of its particular circumstances, including, for example, if the investment in the Company is connected to the conduct by a Non-U.S. Shareholder of a U.S. trade or business. In addition, this discussion is based on current law, which is subject to change, and assumes that the Company qualifies for taxation as a REIT. Prospective Non-U.S. Shareholders should consult with their own tax advisers to determine the impact of federal, state, local and foreign income tax laws with regard to an investment in Common Shares, including any reporting requirements.

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    DISTRIBUTIONS.  Distributions by the Company to a Non-U.S. Shareholder that are neither attributable to gain from sales or exchanges by the Company of United States real property interests nor designated by the Company as capital gains dividends will be treated as dividends of ordinary income to the extent that they are made out of current or accumulated earnings and profits of the Company. Such distributions ordinarily will be subject to withholding of United States federal income tax on a gross basis (that is, without allowance of deductions) at a 30% rate or such lower rate as may be specified by an applicable income tax treaty, unless the dividends are treated as effectively connected with the conduct by the Non-U.S. Shareholder of a United States trade or business. Dividends that are effectively connected with such a trade or business will be subject to tax on a net basis (that is, after allowance of deductions) at graduated rates, in the same manner as domestic shareholders are taxed with respect to such dividends and are generally not subject to withholding. Any such dividends received by a Non-U.S. Shareholder that is a corporation may also be subject to an additional branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

    Pursuant to current Treasury Regulations, dividends paid to an address in a country outside the United States are generally presumed to be paid to a resident of such country for purposes of determining the applicability of withholding discussed above and the applicability of a tax treaty rate. Under proposed Treasury Regulations, not currently in effect, however, a Non-U.S. Shareholder who wished to claim the benefit of an applicable treaty rate would be required to satisfy certain certification and other requirements. Under certain treaties, lower withholding rates generally applicable to dividends do not apply to dividends from a REIT, such as the Company. Certain certification and disclosure requirements must be satisfied to be exempt from withholding under the effectively connected income exemption discussed above.

    Distributions in excess of current or accumulated earnings and profits of the Company will not be taxable to a Non-U.S. Shareholder to the extent that they do not exceed the adjusted basis of the shareholder's Common Shares, but rather will reduce the adjusted basis of such stock. To the extent that such distributions exceed the adjusted basis of a Non-U.S. Shareholder's Common Shares, they will give rise to gain from the sale or exchange of his stock, the tax treatment of which is described below. If it cannot be determined at the time a distribution is made whether or not such distribution will be in excess of current or accumulated earnings and profits, the distribution will generally be treated as a dividend for withholding purposes. However, amounts thus withheld are generally refundable if it is subsequently determined that such distribution was, in fact, in excess of current or accumulated earnings and profits of the Company. Under a "technical corrections" provision recently added to the Code by the Small Business Job Protection Act of 1996, distributions in excess of earnings and profits may also be subject to a 10% withholding under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") withholding provisions.

    Distributions to a Non-U.S. Shareholder that are designated by the Company at the time of distribution as capital gains dividends (other than those arising from the disposition of a United States real property interest) generally will not be subject to United States federal income taxation, unless (i) investment in the Common Shares is effectively connected with the Non-U.S. Shareholder's United States trade or business, in which case the Non-U.S. Shareholder will be subject to the same treatment as domestic shareholders with respect to such gain (except that a shareholder that is a foreign corporation may also be subject to the 30% branch profits tax, as discussed above), or (ii) the Non-U.S. Shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States, in which case the nonresident alien individual will be subject to a 30% tax on the individual's capital gains.

    Distributions to a Non-U.S. Shareholder that are attributable to gain from sales or exchanges by the Company of United States real property interests will cause the Non-U.S. Shareholder to be treated as recognizing such gain as income effectively connected with a United States trade or business. Non-U.S. Shareholders would thus generally be entitled to offset its gross income by allowable deductions and would

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pay tax on the resulting taxable income at the same rates applicable to domestic shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals). Also, such gain may be subject to a 30% branch profits tax in the hands of a Non-U.S. Shareholder that is a corporation and is not entitled to treaty relief or exemption, as discussed above. The Company is required to withhold 35% of any such distribution. That amount is creditable against the Non-U.S. Shareholder's United States federal income tax liability.
To the extent that such withholding exceeds the actual tax owed by the Non-U.S. Shareholder, the Non-U.S. Shareholder may claim a refund from the IRS.

    The Company or any nominee (E.G., a broker holding shares in street name) may rely on a certificate of non-foreign status on Form W-8 or Form W-9 to determine whether withholding is required on gains realized from the disposition of United States real property interests. A domestic person who holds Common Shares on behalf of a Non-U.S. Shareholder will bear the burden of withholding, provided that the Company has properly designated the appropriate portion of a distribution as a capital gain dividend.

    SALE OF COMMON SHARES. Gain recognized by a Non-U.S. Shareholder upon the sale or exchange of Common Shares generally will not be subject to United States taxation unless such shares constitute a "United States real property interest" within the meaning of FIRPTA. The Common Shares will not constitute a "United States real property interest" so long as the Company is a "domestically controlled REIT." A "domestically controlled REIT" is a REIT in which at all times during a specified testing period less than 50% in value of its stock is held directly or indirectly by Non-U.S. Shareholders. The Company believes that at September 30, 1996 it was a "domestically controlled REIT," and therefore that the current sale of Common Shares will not be subject to taxation under FIRPTA. However, because the Common Shares are publicly traded, no assurance can be given that the Company will continue to be a "domestically-controlled REIT." Notwithstanding the foregoing, gain from the sale or exchange of Common Shares not otherwise subject to FIRPTA will be taxable to a Non-U.S. Shareholder if the Non-U.S. Shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a "tax home" in the United States. In such case, the nonresident alien individual will be subject to a 30% United States withholding tax on the amount of such individual's gain. If the gain on the sale of Common Shares were to be subject to taxation under FIRPTA, the Non-U.S. Shareholder would be subject to the same treatment as U.S. Shareholders with respect to such gain (subject to applicable alternative minimum tax, possible withholding tax and a special alternative minimum tax in the case of nonresident alien individuals).

    If the Company does not qualify as or ceases to be a "domestically-controlled REIT," gain arising from the sale or exchange by a Non-U.S. Shareholder of Common Shares would be subject to United States taxation under FIRPTA as a sale of a "United States real property interest" unless the shares are "regularly traded" (as defined by applicable Treasury Regulations) on an established securities market (E.G., the American Stock Exchange) and the selling Non-U.S. Shareholder held less than 5% of an interest in the Company during the shorter of (i) the period during which the taxpayer held such interest, or (ii) the 5-year period ending on the date of the disposition of such interest. If gain on the sale or exchange of Common Shares were subject to taxation under FIRPTA, the Non-U.S. Shareholder would be subject to regular United States income tax with respect to such gain in the same manner as a U.S. Shareholder (subject to any applicable alternative minimum tax, a special alternative minimum tax in the case of nonresident alien individuals and the possible application of the 30% branch profits tax in the case of foreign corporations), and the purchaser of the stock would be required to withhold and remit to the IRS 10% of the purchase price.

    BACKUP WITHHOLDING TAX AND INFORMATION REPORTING. Backup withholding tax (which generally is a withholding tax imposed at the rate of 31% on certain payments to persons that fail to furnish certain information under the United States information reporting requirements) and information reporting will generally not apply to distributions paid to Non-U.S. Shareholders outside the United States that are treated as (i) dividends subject to the 30% (or lower treaty rate) withholding tax discussed above, (ii) capital gains dividends or
(iii) distributions attributable to gain from the sale or exchange by the

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
Company of United States real property interests. As a general matter, backup withholding and information reporting will not apply to a payment of the proceeds of a sale of Common Shares by or through a foreign office of a foreign broker. Information reporting (but not backup withholding) will apply, however, to a payment of the proceeds of a sale of Common Shares by a foreign office of a broker that (a) is a United States person, (b) derives 50% or more of its gross income for certain periods from the conduct of a trade or business in the United States or (c) is a "controlled foreign corporation" (generally, a foreign corporation controlled by United States shareholders) for United States tax purposes, unless the broker has documentary evidence in its records that the holder is a Non-U.S. Shareholder and certain other conditions are met, or the shareholder otherwise establishes an exemption. Payment to or through a United States office of a broker of the proceeds of a sale of Common Shares is subject to both backup withholding and information reporting unless the shareholder certifies under penalty of perjury that the shareholder is a Non-U.S. Shareholder, or otherwise establishes an exemption. A Non-U.S. Shareholder may obtain a refund of any amounts withheld under the backup withholding rules by filing the appropriate claim for refund with the IRS.

    NEW PROPOSED REGULATIONS. The United States Treasury has recently issued proposed Treasury Regulations regarding the withholding and information reporting rules discussed above. In general, the proposed Treasury Regulations do not alter the substantive withholding and information reporting requirements but unify current certification procedures and forms and clarify and modify reliance standards. If finalized in their current form, the proposed regulations would generally be effective for payments made after December 31, 1997, subject to certain transition rules.

TAX ASPECTS OF THE OPERATING PARTNERSHIP

    GENERAL. Substantially all of the Company's investments will be held indirectly through the Operating Partnership. In general, partnerships are "pass-through" entities which are not subject to federal income tax. Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are potentially subject to tax thereon, without regard to whether the partners receive a distribution from the partnership. The Company will include in its income its proportionate share of the foregoing partnership items for purposes of the various REIT income tests and in the computation of its REIT taxable income. Moreover, for purposes of the REIT asset tests, the Company will include its proportionate share of assets held by the Operating Partnership. See "--Taxation of the Company."

    ENTITY CLASSIFICATION. The Company's interest in the Operating Partnership involves special tax considerations, including the possibility of a challenge by the IRS of the status of the Operating Partnership as a partnership (as opposed to an association taxable as a corporation) for federal income tax purposes. If the Operating Partnership were treated as an association, such partnership would be taxable as a corporation and therefore be subject to an entity-level tax on its income. In such a situation the character of the Company's assets and items of gross income would change and preclude the Company from satisfying the asset tests and possibly the income tests (see "Federal Income Tax Considerations--Taxation of the Company-Asset Tests" and "--Income Tests"), and in turn would prevent the Company from qualifying as a REIT. See "Federal Income Tax Considerations--Taxation of the Company--Failure to Qualify" above for a discussion of the effect of the Company's failure to meet such tests for a taxable year. In addition, a change in the Operating Partnership's status for tax purposes might be treated as a taxable event in which case the Company might incur a tax liability without any related cash distributions.

    An organization formed as a partnership will be treated as a partnership for federal income tax purposes rather than as a corporation only if it has no more than two of the four corporate characteristics that the Treasury Regulations use to distinguish a partnership from a corporation for tax purposes. These four characteristics are (i) continuity of life, (ii) centralization of management,
(iii) limited liability and (iv) free transferability of interests. The Company has not requested, and does not intend to request, a ruling from the IRS that the Operating Partnership will be treated as a partnership for federal income tax purposes.

    Recently proposed Treasury Regulations (the "PROPOSED REGULATIONS"), if finalized in their present form, would eliminate the four factor test described above and, in its place, permit a partnership or limited liability company to elect to be taxed as a partnership for federal income tax purposes without regard to the number of corporate characteristics possessed by such entity. The Proposed Regulations are proposed to apply for tax periods beginning on or after the date that final regulations are published by the IRS. Until that time, the existing regulations will continue to apply. The Proposed Regulations provide that the IRS will not challenge the classification of an existing partnership or limited liability company for tax periods to which the existing Treasury Regulations apply if (i) the entity had a reasonable basis for its claimed classification, (ii) the entity claimed that same classification in all prior years, and (iii) as of the date that the proposed regulations were published, neither the entity nor any partner or member of the entity had been notified in writing that the classification of the entity is under examination by the IRS. Therefore, if the Operating Partnerships meets the conditions above, the IRS will not challenge the status of the Operating Partnership as a partnership for tax purposes.

    PARTNERSHIP ALLOCATIONS. Although a partnership agreement will generally determine the allocation of income and loss among partners, such allocations will be disregarded for tax purposes if they do not comply with the provisions of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder. Generally, Section 704(b) and the Treasury Regulations promulgated thereunder require that partnership allocations respect the economic arrangement of the partners.

    If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. The Operating Partnership's allocations of taxable income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury Regulations promulgated thereunder.

    TAX ALLOCATIONS WITH RESPECT TO THE PROPERTIES. Pursuant to Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property (such as the Properties) that is contributed to a partnership in exchange for an interest in the partnership, must be allocated in a manner such that the contributing partner is charged with, or benefits from, respectively, the unrealized gain or unrealized loss associated with the property at the time of the contribution. The amount of such unrealized gain or unrealized loss is generally equal to the difference between the fair market value of contributed property at the time of contribution and the adjusted tax basis of such property at such time (a "BOOK-TAX DIFFERENCE"). Such allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners. The Operating Partnership was formed by way of contributions of appreciated property (including the Properties). Consequently, the OP Partnership Agreement requires that such allocations be made in a manner consistent with Section 704(c) of the Code.

    In general, the Grove Companies and other Equity Participants who are limited partners of the Operating Partnership will be allocated depreciation deductions for tax purposes which are lower than such deductions would be if determined on a pro rata basis. In addition, in the event of the disposition of any Partnership Properties which have a Book-Tax Difference, all income attributable to such Book-Tax Difference (which decreases with the passage of time) will generally be allocated to such limited partners, and the Company will generally be allocated only its share of capital gains attributable to appreciation, if any, occurring after the closing of the Consolidation Transactions. However, the special allocation rules of Section 704(c) do not always entirely eliminate the Book-Tax Difference on an annual basis or with respect to a specific taxable transaction such as a sale. Thus, the carryover basis of the contributed assets in the hands the Operating Partnership may cause the Company to be allocated lower depreciation and other deductions, and possibly an amount of taxable income in the event of a sale of such contributed assets in excess of the economic or book income allocated to it as a result of such sale. This may cause the Company to recognize taxable income in excess of cash proceeds, which might adversely affect the Company's ability to comply with the REIT distribution requirements. See "--Taxation of the Company-Annual Distribution Requirements."

    With respect to the GREAT Properties, Grove Property may be allocated lower depreciation deductions for tax purposes than would be determined on a pro rata basis and will be allocated income upon disposition of such assets attributable to the Book-Tax Difference with respect to such assets.

    Treasury Regulations under Section 704(c) of the Code provide partnerships with a choice of several methods of accounting for Book-Tax Differences, including retention of the "traditional method" or the election of certain methods which would permit any distortions caused by a Book-Tax Difference to be entirely rectified on an annual basis or with respect to a specific taxable transaction such as a sale. The Operating Partnership and the Company have not yet determined what method to use for accounting for Book-Tax Differences with respect to the Properties initially contributed to the Operating Partnership.

    With respect to any property purchased by the Operating Partnership subsequent to the admission of the Company to the Operating Partnership, such property will initially have a tax basis equal to its fair market value, and
Section 704(c) of the Code will not apply.

    BASIS IN OPERATING PARTNERSHIP INTEREST. The Company's adjusted tax basis in its interest in the Operating Partnership generally (i) will be equal to the amount of cash and the basis of any other property contributed to the Operating Partnership by the Company, (ii) will be increased by (a) its allocable share of the Operating Partnership's income and (b) its allocable share of indebtedness of the Operating Partnership and (iii) will be reduced, but not below zero, by the Company's allocable share of (a) losses suffered by the Operating Partnership, (b) the amount of cash distributed to the Company and (c) by constructive distributions resulting from a reduction in the Company's share of indebtedness of the Operating Partnership.

    If the allocation of the Company's distributive share of the Operating Partnership's loss exceeds the adjusted tax basis of the Company's partnership interest in the Operating Partnership, the recognition of such excess loss will be deferred until such time and to the extent that the Company has adjusted tax basis in its interest in the Operating Partnership. To the extent that the Operating Partnership's distributions, or any decrease in the Company's share of the indebtedness of the Operating Partnership (such decreases being considered a constructive cash distribution to the partners), exceeds the Company's adjusted tax basis, such excess distributions (including such constructive distributions) will constitute taxable income to the Company. Such taxable income will normally be characterized as a capital gain, and if the Company's interest in the Operating Partnership has been held for longer than the long-term capital gain holding period (currently one year), such distributions and constructive distributions will constitute long-term capital gain.

OTHER TAX CONSEQUENCES

    The Company and its shareholders may be subject to state or local taxation in various state or local jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of the Company and its shareholders may not conform to the federal income tax consequences discussed above. Consequently, prospective shareholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in the Company.

                              ERISA CONSIDERATIONS

    The following section sets forth a summary of certain material considerations arising under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the provisions of Section 4975 of the Code that a Plan Fiduciary (as defined in the Glossary) should consider before deciding whether to vote for the effectuation of the Consolidation Transactions.

    A DESCRIPTION OF ALL ASPECTS OF THE APPLICABLE RULES IN ERISA AND THE CODE AND, TO THE EXTENT NOT PREEMPTED, STATE LAW THAT COULD AFFECT SUCH A DECISION IS BEYOND THE SCOPE OF THIS PROXY STATEMENT. THEREFORE, EACH PLAN FIDUCIARY IS URGED TO SEEK ADVICE FROM HIS, HER OR ITS OWN ADVISORS REGARDING SUCH VOTE, AND AN INVESTMENT IN COMMON SHARES.

    ERISA generally requires that the assets of an Employee Benefit Plan (as defined in the Glossary) be held in trust, and that the trustee or a duly authorized investment manager (within the meaning of Section 3(38) of ERISA) have the exclusive authority and discretion to manage and control the assets of the Plan. As discussed below, the Company believes that neither the assets of Grove Property nor the assets of the Operating Partnership will be deemed to be "plan assets" of any Employee Benefit Plan owning Common Shares or Common Units
 . In the event that the assets of Grove Property or the Operating Partnership are nevertheless deemed to be plan assets, the members of the Board and the executive officers of the Company could be deemed to be fiduciaries to certain of such Employee Benefit Plans. As such, they would be held to the fiduciary standards of ERISA in all investments and the Plan Fiduciary of each affected Employee Benefit Plan could be liable for investments that do not conform to such standards. In addition, if the Trust Managers and Executive Officers are considered fiduciaries under ERISA and the Code, they would also be "parties in interest" under ERISA (and "disqualified persons" under the Code) with respect to the affected Employee Benefit Plans, and one or more of their affiliates also could be so characterized. ERISA and the Code specifically prohibit an Employee Benefit Plan from engaging in certain transactions ("prohibited transactions") involving plan assets with parties in interest or disqualified persons unless an exemption applies. Under these rules, certain of the contemplated transactions between the Trust Managers and Executive Officers (and certain of their affiliates) and GREAT or the Operating Partnership could constitute prohibited transactions. In such event, certain of the parties involved in the transaction could be required to undo the transaction, restore to the Plan any profit (or make up for any loss) realized, and pay an excise tax. If an individual retirement account (an "IRA") engaged in a prohibited transaction, it could lose its tax-exempt status but, in that case, the other penalties for prohibited transactions would not apply.

PLAN ASSETS--IN GENERAL

    The United States Department of Labor (the "DOL") has promulgated a regulation (the "REGULATION") defining the term "plan assets" for purposes of the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and the Code. Under the Regulation, when an Employee Benefit Plan makes an equity investment in another entity, the underlying assets of that entity generally will not be considered plan assets if (i) the equity interest is a "publicly offered security" or a security issued by an investment company registered under the Investment Company Act of 1940, (ii) the entity is an "operating company," including a "real estate operating company" (a "REOC"), or
(iii) equity participation in such entity by benefit plan investors is not significant (the "INSIGNIFICANT PARTICIPATION TEST").

APPLICATION OF REGULATION TO GREAT

    The Regulation provides that a "publicly offered security" is a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors who are independent of the issuer and one another (the "WIDELY HELD REQUIREMENT") , and (iii) either part of a class of securities registered under Section 12(b) or (g) of the Securities Exchange Act of 1934 or is sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933 and the class of securities of which such security is a part is registered under the Securities Exchange Act of 1934 within 120 days (or such later time as may be allowed by the SEC) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred ("REGISTRATION REQUIREMENT").

    The Common Shares sold in the IPO and outstanding prior to the effectuation of the Consolidated Transactions, met the Registration Requirement, and the Company believes that they currently meet the Widely Held Requirement. Since no restrictions on the transferability of such Common Shares exist other than those set forth in the Charter, such Common Shares should qualify as "freely transferable" under the Regulation. Assuming these requirements are met, such Common Shares will be "publicly-offered securities" within the meaning of the Regulation, and the underlying assets of GREAT should not be considered to be plan assets of any Employee Benefit Plan that owns Common Shares originally issued in the IPO.

    Any Common Shares issued to the New Equity Investors will not qualify as publicly-offered securities because they cannot meet the Registration Requirement, and may not meet the Widely Held Requirement. Therefore, if any New Equity Investor is a Plan, the underlying assets of Grove Property would be deemed to be plan assets of such Plan unless the Insignificant Participation Test is met or Grove Property qualifies as a REOC. Even if the assets of Grove Property were deemed to be plan assets of an Employee Benefit Plan that is a New Equity Investor, however, the assets of Grove Property would not be deemed to be plan assets of any Employee Benefit Plan that holds Common Shares issued in the IPO if those Common Shares qualify as publicly offered securities, as discussed above.

    An entity will meet the Insignificant Participation Test if, immediately after the most recent acquisition of any equity interest in the entity, less than 25% of each class of its equity interests is held in the aggregate by "benefit plan investors." For this purpose, "benefit plan investors" includes Employee Benefit Plans (and any other employee benefit plans whether or not subject to ERISA), and any entities the underlying assets of which include plan assets as a result of a Plan's investment therein. In computing the percentage of a class of equity interests that is owned by benefit plan investors, equity interests owned by non-benefit plan investors who have discretionary authority or who provide investment advice for a fee (direct or indirect) with respect to the assets of the entity being tested, or any affiliate of such a person ("ENTITY MANAGERS"), are disregarded. The Insignificant Participation Test must be met at all times.

    The Regulation does not contain a definition of "class of securities" for purposes of the Insignificant Participation Test, and does not specifically indicate how to apply the Insignificant Participation Test if an entity issues equity interests in both public and private offerings. However, the preamble to the Regulation (which is not primary authority) states that the Insignificant Participation Test is not intended to affect a Plan's investment in publicly-offered securities, and contains an example that supports the position that any Common Shares issued to New Equity Investors should be treated as a separate class from the Common Shares issued in the IPO for these purposes. GREAT has represented that it will use its best efforts to ensure that less than 25% of the Common Shares issued in the New Equity Investment are purchased by benefit plan investors within the meaning of the Regulation, and will impose transfer restrictions on such Common Shares so that the Insignificant Participation Test continues to be met until it has received an opinion of counsel that another exception in the Regulation applies to such Common Shares. The Company has agreed to file a registration statement under the Securities Act covering the resale of Common Shares issued in connection with the New Equity Investment. At that time, all of the Common Shares should be treated as publicly offered assuming the Widely Held Requirement is met with respect to all outstanding Common Shares.

    An entity that does not meet the Insignificant Participation Test may still be exempt from plan asset treatment if it is a REOC. In order to qualify as a REOC, from the date of its first investment, and thereafter on any date in each "annual valuation period" (as defined in the DOL Regulation), the entity seeking REOC status must (i) invest at least 50% of its assets, valued at cost and without regard to short-term investments pending long-term commitment or distribution to investors, in "real estate" which is "managed" or "developed," and with respect to which the entity has the right to substantially participate directly in the management or development activities and (ii) engage in the ordinary course of its business, directly in real estate management and development activities with respect to such real estate investments. Based on the type of investments the Company will make and its intended method of operations, no determination has been made whether Grove Property can qualify as a REOC.

APPLICATION OF REGULATION TO OPERATING PARTNERSHIP

    Even if the assets of Grove Property are not deemed to be plan assets, the assets of the Operating Partnership could be deemed to be plan assets if any Employee Benefit Plan owns Common Units unless the Operating Partnership meets one of the exceptions in the Regulation. If the assets of the Operating Partnership were deemed to be plan assets under the Regulation, the fiduciary standards and prohibited transaction rules of ERISA and the Code would apply to its investments, and the persons managing its operations could be characterized as fiduciaries of Employee Benefit Plans holding Common Units. Since Common Units are not publicly offered securities within the meaning of the Regulation, the Operating Partnership must meet the Insignificant Participation Test or qualify as a REOC. No determination has been made whether the Operating Partnership can qualify as a REOC. Therefore, the GREAT has represented that it will use its best efforts to ensure that less than 25% of the Common Units owned by persons other than Entity Managers will be owned by benefit plan investors within the meaning of the Regulation at the time of the effectuation of the Consolidation Transactions, and will not admit any person to the Operating Partnership as a limited partner (or permit the redemption/exchange of any limited partnership interest) unless the Insignificant Participation Test will be met immediately thereafter or it has received an opinion of counsel that the Operating Partnership is a REOC or that another exception in the Regulation applies. Based on the foregoing, and assuming that the assets of Grove Property are not deemed to be plan assets, the Company believes that the assets of the Operating Partnership will not be considered plan assets under the Regulation.

    A plan established and maintained by a state, any political subdivision of a state, or by any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees ("a governmental plan") that is not subject to ERISA or Section 4975 of the Code is subject to state statutes regulating its investments and the obligations of its fiduciaries. NO ATTEMPT HAS BEEN MADE IN THIS SECTION TO DISCUSS ANY OF THE SPECIAL CONSEQUENCES THAT ARE RELEVANT TO A GOVERNMENTAL PLAN UNDER SUCH STATE STATUTES. ANY FIDUCIARY OF A GOVERNMENTAL PLAN THAT OWNS COMMON SHARES IS URGED TO SEEK ADVICE FROM HIS OR HER ADVISORS REGARDING THE MATTERS SET FORTH IN THE PROXY STATEMENT.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

    Certain Trust Managers and Executive Officers of the Company (or members of their immediate families) and persons who will hold more than 5% of the outstanding Common Shares (assuming the exchange of all Common Units for Common Shares) have direct or indirect interests in transactions with GREAT or transactions which have been or will be consummated by the Company or the Grove Companies in connection with the consummation of the Consolidation Transactions, including, without limitation, (i) the transfer of certain assets and liabilities of the Management Company and the Grove Companies' interests in the Property Partnerships to the Operating Partnership pursuant to the Contribution Agreement and the receipt by certain Executive Officers of Common Units in connection therewith, (ii) the repayment of certain indebtedness encumbering the Partnership Properties in connection with the Refinancing and the release of guarantees by certain Executive Officers in connection therewith and (iii) the provision, following the consummation of the Consolidation Transactions, by the Operating Partnership and National Realty of certain property related services to the Company, the partnerships owning the Excluded Properties and other third parties.

TRANSACTIONS WITH EXECUTIVE OFFICERS

    RECEIPT OF COMMON UNITS BY EXECUTIVE OFFICERS. In connection with the Consolidation Transactions, pursuant to the Contribution Agreement (as more fully described below), the Executive Officers will receive the number of Common Units set forth opposite their names below in exchange for their respective interests in the Property Partnerships and certain assets and liabilities of the Management Company. See "--Transactions with the Grove Companies--The Contribution Agreement" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Consolidation." No member of the Board who is not also an Executive Officer is transferring any assets to the Company in connection with the Consolidation Transactions. The Common Units received by such Executive Officers will carry redemption rights and Registration Rights, as described in further detail elsewhere in this Proxy Statement. See "SHARES AVAILABLE FOR FUTURE SALE--Registration Rights" and "THE OP PARTNERSHIP AGREEMENT--Limited Partner Redemption/Exchange Rights."

EXECUTIVE OFFICER                                                             COMMON UNITS(1)
----------------------------------------------------------------------------  ----------------
Damon D. Navarro............................................................        301,563
Brian A. Navarro............................................................        292,512
Edmund F. Navarro...........................................................        247,877
Joseph R. LaBrosse..........................................................         65,473
Gerald A. McNamara..........................................................         27,229

------------------------

(1) Includes Common Units an Executive Officer may be deemed to own beneficially as a result of his ownership of entities included in the Grove Companies, based solely on his pro rata ownership of the equity of that entity. One or more of the Executive Officers may be deemed to own beneficially additionally Common Units held by the Grove Companies pursuant to Regulation 13d-3 of the Securities Exchange Act of 1934, as amended, as a result of such Executive Officer's ability to exercise control over voting and/or investment decisions with respect to one or more of the entities included in the Grove Companies.

    EMPLOYMENT AGREEMENTS. In connection with the Consolidation Transactions, each Executive Officer will enter into a new employment agreement with the Company, will receive a grant of options under the 1996 Plan and will be eligible to receive Deferred Stock Grants under the 1996 Plan. For a more detailed description of the terms of such Employment Agreements, including the compensation to be paid to the Executive Officers thereunder, see "EXECUTIVE COMPENSATION--Employment Agreements; Non-competition Agreements."

    PURCHASE OF CAMBRIDGE ESTATES APARTMENTS. GREAT entered into a purchase and sale agreement on October 30, 1995 to buy Cambridge Estates Apartments (one of the GREAT Properties), a 92 unit multi-family residential apartment complex in Norwich, Connecticut. On January 12, 1996, Cambridge was purchased from Grove Cambridge Associates Limited Partnership for $4,250,000. Grove Cambridge Associates Limited Partnership is owned by 99% by Grove Norwich Associates Limited Partnership and 0.5% by Grove. Grove Norwich Associates Limited Partnership is owned 50%, and Grove is owned 100%, by Messrs. Damon, Brian and Edmund Navarro, each an Executive Officer.

    PURCHASE OF BURGUNDY STUDIO APARTMENTS. Burgundy Associates Limited Partnership acquired Burgundy from a bank in September 1995 for a purchase price equal to $1,925,000. In connection with the Exchange Offer, the Company will acquire Property Partnership Units giving it at least a 62% interest in Burgundy Associates Limited Partnership as well as the sole general partner interest in that entity. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties--Valuation of the Properties and Other Assets; Allocation of Common Units."

NAVAB ASSOCIATES LOANS

    LOANS BY NAVAB ASSOCIATES. NAVAB Associates (owned one-quarter each by Damon and Brian Navarro and Ronald and George Abdow, "NAVAB") has made unsecured loans to certain of the Property Partnerships for redevelopment and acquisition of certain Partnership Properties; the aggregate net outstanding principal balance of such loans at September 30, 1996 was $1.19 million. Loans from NAVAB to the Property Partnerships are unsecured, are payable on demand and bear interest, payable monthly, at a rate equal to 2.5% over the prime rate (as published from time to time in the Wall Street Journal).

    LOANS TO NAVAB ASSOCIATES. Certain of the Property Partnerships have made unsecured loans to NAVAB; the aggregate outstanding principal balance of such loans at September 30, 1996 was $.7 million. Loans from the Property Partnerships to NAVAB are unsecured, payable on demand and bear interest, payable monthly, at a rate equal to 1.5% below the prime rate (as published from time to time in the Wall Street Journal).

GUARANTEES BY DAMON AND BRIAN NAVARRO

    Guarantees of approximately $26.8 million of mortgage indebtedness (assuming gross proceeds of $30.0 million from the New Equity Investment) of certain Property Partnerships issued by Messrs. Brian and Damon Navarro will be released upon the repayment of certain indebtedness associated with [17] Partnership Properties in connection with the Refinancing. See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--Terms of the Consolidation Transactions--The Refinancing."

LOANS FROM THE GENERAL PARTNERS AND AFFILIATES OF THE GENERAL PARTNERS

    The Grove Companies and their affiliates (which include certain of the Executive Officers) have made unsecured loans to certain of the Property Partnerships; the aggregate outstanding principal balance of such loans at September 30, 1996 was $340,630. Such loans are non-interest bearing loans which are payable on demand. In connection with the consummation of the Consolidation Transactions such loans will be forgiven by the Grove Companies and their affiliates.

TRANSACTIONS WITH THE GROVE COMPANIES

    CERTAIN FEES AND PAYMENTS. Pursuant to the Property Partnership Agreements, the general partner(s) of the Property Partnerships (which is one or more of the Grove Companies) and their affiliates receive various fees from the Property Partnerships. Certain of the Property Partnerships (in which the Grove Companies own limited and general partnership interests) are required to pay to GPS (which is owned by the Management Owners) an annual fee ranging from $5,000 to $7,500 in exchange for the performance of certain administrative services for such Property Partnerships. Aggregate annual fees paid to GPS by the Property Partnerships were $40,834, $40,834 and $33,334 for the nine months ended September 30, 1996 and the fiscal years ending December 31, 1995 and 1994, respectively.

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    Pursuant to the Property Partnership Agreements, the general partners of each Property Partnership (which is one or more of the Grove Companies) receives one percent (1%) of the net profits, losses and distributions of cash flow of such Property Partnership (and 25% to 30% of residuals, after payment of residuals, after payment of priority items).

    Each Property Partnership has retained GPS to manage its related Partnership Property or Properties in exchange for a fee or distribution equal to from 4% to 6% of gross income (excluding interest income). Aggregate management fee and distribution income for the Property Partnerships received by GPS totaled $609,948, $671,889 and $558,410 for the nine months ended September 30, 1996 and the fiscal years ended December 31, 1995 and 1994, respectively.

    Grove Brokerage, a division of the Management Company (the assets and liabilities of which will be contributed to National Realty in connection with the Consolidation), performs all real estate brokerage services for the Property Partnerships. Aggregate brokerage fees paid to the Management Company by the Property Partnerships in respect of services performed by Grove Brokerage totaled $106,340, $153,798 and $161,306 for the nine months ended September 30, 1996 and the fiscal years ended December 31, 1995 and 1994, respectively.

    GDC (which is owned by the Grove Companies) facilitates the provision of construction services to the Property Partnerships in connection with the redevelopment of the Partnership Properties. Aggregate fees paid to GDC for such services were $72,223, $379,708 and $383,222 for the nine months ended September 30, 1996 and the fiscal years ended December 31, 1995 and 1994, respectively.

    Similarly, the Management Company and GDC have performed property management and construction services for GREAT since the IPO. The fees for such services were equal to 5.0% of gross revenues for property management services. The total fees paid by GREAT to GPS (including Grove Brokerage) and GDC were $79,883 and $12,488, $66,781 and $26,788 and $33,282 and $49,688 for the nine months ended
September 30, 1996 and for the fiscal years ended December 31, 1995 and 1994, respectively.

    NATIONAL REALTY. Following the consummation of the Consolidation Transactions, National Realty will be owned by the Management Owners, each an Executive Officer. National Realty will hold the assets and liabilities of the Management Company currently used in connection with the provision of real estate brokerage services. See "--Transactions with the Grove Companies--Certain Fees and Payments" and "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal
1)--Terms of the Consolidation Transactions--The Consolidation." Following the consummation of the Consolidation Transactions, pursuant to brokerage services contracts between National Realty, on the one hand, and certain of the Property Partnerships or, where applicable, the Operating Partnership (as owner of the GREAT Properties and the Partnership Properties currently held by the Liquidating Partnerships), on the other hand, National Realty will continue to provide real estate brokerage and related services to the Company. The real estate brokerage services to be performed by National Realty for the Company will include the finding, underwriting and negotiation of purchase contracts with respect to properties to be acquired by the Company, the negotiation of the contracts with respect to properties to be sold by the Company, and certain commercial leasing services. In connection with such services, National Realty will receive a 4% commission on purchases or sales arranged by National Realty which are valued at up to $5.0 million and a 3% commission on purchases or sales arranged by National Realty which are valued at in excess of $5.0 million. National Realty will also provide such services to the limited partnerships owning the Excluded Properties (in which the Grove Companies will own interests) and may do so for other non-related third parties. The brokerage services contracts will provide that the applicable Property Partnership or the Operating Partnership, as the case may be, will indemnify National Realty and the Grove Affiliates for any liability incurred in performing such services, except in certain circumstances. Such agreements are expected to have terms of one to two years, subject to either party's right to cancel upon at least 30 days' notice. The brokerage services contracts have not been negotiated on an arm's-length basis and the Management Owners may have conflicts of interest (due to their ownership of National Realty) in connection with the brokerage services contracts and the provision of real estate brokerage services by National Realty to the Company.

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    MANAGEMENT SERVICES.  Following the consummation of the Consolidation
Transactions, the Operating Partnership will own certain of the assets and liabilities of the Management Company currently used by the Management Company in connection with the provision of real estate management services to the Property Partnerships, GREAT and the partnerships that own the Excluded Properties. For a detailed description of such real estate management services, see "THE COMPANY--Property Management Services." Following the consummation of the Consolidation Transactions, pursuant to management services agreements, the Operating Partnership will provide such property management services to the Property Partnerships, the limited partnerships owning the Excluded Properties, the GREAT Properties and the Properties currently held by the Liquidating Partnerships. Such management services agreements will provide that the Operating Partnership shall receive in exchange for its provision of property management services, with respect to each Property or Excluded Property, a fee equal to from 4% to 6% of gross income (excluding interest income). Such management services agreements are expected to have terms of one year, and will automatically renew for successive one-year terms if neither party thereto gives notice of termination within 90 days prior to the end of the then current term.

    THE CONTRIBUTION AGREEMENT. In connection with the Consolidation Transactions, pursuant to the Contribution Agreement among GREAT, the Operating Partnership and the Grove Companies, all of the assets and operations of GREAT, certain assets and liabilities of the Management Company and the interests of the Grove Companies in the Property Partnerships will be consolidated in the Company.

    GREAT will contribute to the Operating Partnership the GREAT Assets and the gross proceeds received by GREAT from the New Equity Investment. In exchange for the contribution of the GREAT Assets, pursuant to the terms of the Contribution Agreement, GREAT will receive the sole general partnership interest in the Operating Partnership, and will own in the aggregate 620,130 Common Units (the number of issued and outstanding Common Shares outstanding after giving effect to the Stock Split but before giving effect to the remaining Consolidation Transactions). See "APPROVAL OF THE CONSOLIDATION TRANSACTIONS (Proposal 1)--The Properties--Valuation of the Properties and Other Assets; Allocation of Common Units." In exchange for the contribution of the proceeds of the New Equity Investment, GREAT will receive a number of additional Common Units equal to the number of Common Shares issued by GREAT in the New Equity Investment.

    The Grove Companies will contribute to National Realty, a newly formed Delaware limited partnership owned by the Management Owners, the assets and liabilities of the Management Company currently used in connection with the provision of real estate brokerage services to GREAT, the Property Partnerships and the partnerships that own the Excluded Properties. The Grove Companies and the Board believe that the third party business conducted by the Management Company which will be contributed to National Realty, and the volatility of its earnings, makes it an inappropriate investment for the Company. Following the consummation of the Consolidation Transactions, National Realty will continue to provide real estate brokerage services to the Company, as well as to other parties, including the limited partnerships which own the Excluded Properties. See "THE COMPANY--Property Management Services" and "--Transactions With the Grove Companies--National Realty."

    Following the contribution of assets to National Realty, the Grove Companies will contribute to the Operating Partnership the remaining assets and liabilities of the Management Company and all of the Grove Companies' partnership interests (both as a general partner and as a limited partner) in each Property Partnership. In exchange for such contributions, the Grove Companies will receive an aggregate of 934,654 Common Units (with an aggregate value of $8,411,884, on the basis of $9.00 per Common Unit). For a summary of the number of Common Units to be received by each of the Executive Officers pursuant to the Contribution Agreement, see "--Transactions With Executive Officers--Receipt of Common Units by Executive Officers."

    The respective obligations of GREAT and the Grove Companies to effectuate the above-described transfers of assets pursuant to the Contribution Agreement are conditioned upon the concurrent completion of the Exchange Offer, approval and effectuation of the Property Partnership Amendments, approval of the Consolidation Transactions, the Charter Amendments and the 1996 Plan by the requisite vote of

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Shareholders of GREAT, the completion of the New Equity Investment for gross proceeds of not less than $18.5 million, the completion of the Refinancing (including the closing under the Credit Facility), and normal and customary conditions to the closing of real estate transactions, including the consents of various lenders. GREAT and the Grove Companies are in the process of obtaining such lender consents and expect to obtain all necessary consents prior to the consummation of the Consolidation Transactions.

    The Contribution Agreement also contains representations and warranties from the Grove Companies to the Operating Partnership concerning the operation of the Partnership Properties and certain environmental matters, as well as certain other covenants, representations and warranties customarily found in real estate purchase agreements. Claims for indemnification for any breach of these representations and warranties must be asserted within one year from discovery of such breach by the Board, but in no event more than two years from the date of the consummation of the Consolidation Transactions. The Contribution Agreement limits the total aggregate liability of the Grove Companies for any loss suffered as a result of a breach of any representation, warranty or covenant of the Grove Companies set forth therein to recourse against the Common Units received by the Grove Companies. However, the Company's right to indemnification exists only if the loss or damage resulting from a breach (or breaches) under the Contribution Agreement with respect to property-related representations and warranties is in excess of $50,000.

GROVE COASTAL ASSOCIATES, L.P.

    In connection with the acquisition by the Company of the general partnership interest in each of the Property Partnerships, the Company will purchase from the Grove Companies all of the issued and outstanding capital stock of Grove, which owns general partnership interests in certain of the Property Partnerships. Grove also owns a general partnership interest in Grove Coastal Associates, L.P. ("GROVE COASTAL"), one of the limited partnerships which owns seven Excluded Properties. Although the Company will acquire the general partnership interest in Grove Coastal owned by Grove, the Company will neither seek to acquire fee title to, nor control over, the Excluded Properties owned by Grove Coastal in connection with the Consolidation Transactions (although the Company may seek to do so at some future time). The Board has determined that the type (E.G., commercial properties), geographic characteristics, cash flow, stage of redevelopment efforts, or capital structure of such properties either are inconsistent with the Company's investment objectives or could affect the Company's ability to qualify as a REIT. The Company may, however, seek to acquire one or more of such Excluded Properties from time to time following the consummation of the Consolidation Transactions when and if conditions are favorable to do so. The purchase price to be paid by the Company in connection with the purchase of Grove will not include any amount attributable to the general partnership interest in Grove Coastal. The Company and the Grove Companies have determined that it would be impracticable to assign a value to this interest in Grove Coastal independent of the transfer of ownership of, or control over, the Excluded Properties owned by Grove Coastal. Therefore, the Grove Companies and the Company have agreed that payment of the purchase price for such interest will be deferred until such future time, if any, as the Company (or a third party purchaser) acquires ownership of, or control over, the Excluded Properties owned by Grove Coastal; at that time, the Company will pay to the Grove Companies (in respect of the acquisition by the Company of the general partnership interest in Grove Coastal being acquired, indirectly, pursuant to the Contribution Agreement) an amount equal to the then fair market value of the Company's interest in Grove Coastal.

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                                    GLOSSARY

    Unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below for the purposes of this Proxy Statement:

    "ACCOUNTING DIVISION" means the accounting division of the Management
Company.

    "ACCREDITED INVESTOR" means an "Accredited Investor" as defined in Regulation D, promulgated under the Securities Act and any applicable state securities laws.

    "ACMS" means asbestos-containing materials.

    "ADA" means the Americans with Disabilities Act of 1990.

    "AMEX" means the American Stock Exchange, Inc.

    "BENEFICIARY" means a qualified charitable organization to be the beneficiary of the Trust established in connection with the amendment to the "Excess Shares" provision of the Charter.

    "BOARD" means the Board of Trust Managers of GREAT.

    "BOOK-TAX DIFFERENCE" means, with respect to property contributed to a partnership, the amount of unrealized gain or unrealized loss associated with such property, which is generally equal to the difference between the fair market value of contributed property at the time of contribution and the adjusted tax basis of such property at such time.

    "BUILT-IN GAIN ASSET" means any asset acquired by the Company from a corporation which is or has been a "C" corporation.

    "BYLAWS" means GREAT's Bylaws.

    "CHARTER" means, as amended from time to time, GREAT's Second Amended and Restated Declaration of Trust.

    "CHARTER AMENDMENTS" means the proposal to amend the Charter, (i) to delete the requirement contained in Section 6.4(b) thereof that GREAT receive an independent third party appraisal prior to purchasing a property, ownership of which is controlled by the executive officers of GREAT or their affiliates, (ii) to change the name of GREAT to "Grove Property Trust" and (iii) to make certain amendments to the "Excess Shares" provision of the Charter in order to minimize the risk that GREAT could fail to qualify as a REIT for federal income tax purposes, and to clarify the "Ownership Limit" as it applies to certain Executive Officers and their affiliates.

    "CODE" means, amended from time to time, the Internal Revenue Code of 1986.

    "COMMITTEE" means the committee of the Board of GREAT which administers the 1994 Plan.

    "COMMON SHARES" means GREAT's common shares of beneficial interest, $0.01 par value per share.

    "COMMON UNITS" means units representing ownership interests in the Operating Partnership.

    "COMPANY" means Grove Property and its subsidiaries (including the Property Partnerships and the Operating Partnership) on a consolidated basis, giving effect to the consummation of the Consolidation Transactions.

    "CONSOLIDATED ASSETS" means, collectively, the GREAT Assets, certain assets and liabilities of the Management Company being acquired by the Operating Partnership in connection with the Consolidation and the Partnership Properties.

    "CONSOLIDATION" means the consolidation of (i) the GREAT Assets, (ii) ownership and/or control of the Partnership Properties and (iii) certain assets an liabilities of the Management Company used or

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arising in connection with the provision of real estate related services, in the
Operating Partnership, in connection with the Consolidation Transactions.

    "CONSOLIDATION TRANSACTIONS" means the consolidation transactions proposed to be entered into by GREAT, as more fully described in this Proxy Statement.

    "CONSOLIDATION VALUATIONS" means the value assigned to the Property Partnerships, the other Consolidated Assets to be contributed to the Operating Partnership and the Operating Partnership in connection with the Consolidation Transactions.

    "CONTRIBUTION AGREEMENT" means the contribution agreement among GREAT, the Grove Companies and the Operating Partnership.

    "CREDIT FACILITY" means, together, the Long-Term Facility and the Revolving Credit Facility.

    "DEFERRED STOCK GRANTS" means annual grants of restricted Common Shares to be granted (if earned) to the Executive Officers pursuant to the 1996 Plan, as incentive compensation upon the achievement by the Company of certain enumerated goals.

    "DEP" means the Connecticut Department of Environmental Protection.

    "EMPLOYEE BENEFIT PLAN" or "PLAN" means an "employee benefit plan," as defined in and subject to Section 3(3) of ERISA, or a "plan," as defined in
Section 4975 of the Code, including any plan that provides welfare benefits or retirement benefits to an individual or to an employer's employees and their beneficiaries, such as a corporate pension or profit-sharing plan, a "simplified employee pension plan," a so-called "Keogh" plan for self-employed individuals (including partners), a funded health insurance plan, an individual retirement account described in Section 408 of the Code ("IRAS") and any entity, such as a group trust or separate account of an insurance company, that is treated as holding the assets of any such plan.

    "EQUITY SHARES" means Common Shares and/or Preferred Shares of GREAT.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

    "EXCESS SHARES" means, pursuant to the Charter, any Equity Shares purportedly transferred which would otherwise violate the Ownership Limit in the hands of the purported transferee, or any Equity Shares sold, transferred, assigned, devised or otherwise disposed of by a Shareholder which result in (i) Common Shares and/or Preferred Shares being owned by less than 100 Shareholders;
(ii) the Company being "closely held" within the meaning of Section 856(h) of the Code or (iii) the Company's failing to qualify as a REIT.

    "EXCHANGE OFFER" means an Exchange Offer, dated             , 1996, by the
Operating Partnership to the Limited Partners, for any and all Property Partnership Units in exchange for Common Units or, in the case of Limited Partners who are not Accredited Investors and certain other Limited Partners, cash.

    "EXCLUDED PROPERTIES" means 14 multi-family residential projects with an aggregate of approximately 1,600 apartments and approximately 125,000 square feet of commercial and mixed use property owned by 15 limited partnerships in which the Grove Companies own limited and general partnership interests, which properties are not being acquired by the Company in connection with the Consolidation Transactions.

    "EXECUTIVE OFFICER OWNERSHIP LIMIT" means 20% which is the maximum percentage of outstanding Equity Shares any Executive Officer individually, or the Executive Officers, in the aggregate, will be permitted to beneficially own under the Charter, as amended and restated, subject to waiver by the Board under certain circumstances.

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
    "EXECUTIVE OFFICERS" means the executive officers of GREAT, Damon, Brian and Edmund Navarro, Joseph R. LaBrosse and Gerald A. McNamara.

    "FFO" means Funds from Operations which is defined as follows: The White Paper approved by the Board of Governors of the NAREIT in March 1995 defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analyses. The Company computes FFO in accordance with standards established by the White Paper which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make distributions.

    "FHAA" means the Fair Housing Amendments Act of 1988.

    "FIRPTA" means the Foreign Investment in Real Property Tax Act of 1980.

    "GAAP" means generally accepted accounting principles in the United States.

    "GDC" means Grove Development Corporation (which is owned by Grove Companies) and facilitates the provision of construction services to the Property Partnerships, the GREAT Properties and the Excluded Properties in connection with the redevelopment of such properties.

    "GPS" means Grove Property Services Limited Partnership.

    "GREAT" means Grove Real Estate Asset Trust, a Maryland real estate investment trust.

    "GREAT AGENT" means, as defined in the Bylaws, any present or former trust manager, officer or Shareholder or person who, while a trust manager, officer or Shareholder, served or is serving as a trust manager, officer, director, Shareholder or partner of another entity at GREAT's express request.

    "GREAT ASSETS" means the GREAT Properties, together with certain related assets.

    "GREAT PROPERTIES" means four multi-family residential projects in Connecticut owned by GREAT, with an aggregate of 257 units.

    "GROVE" means Grove Investment Group, Inc.

    "GROVE COASTAL" means Grove Coastal Associates, L.P..

    "GROVE COMPANIES" means certain companies and individuals which are affiliated with GREAT (including the Executive Officers) and which own the Management Company and general and limited partnership interests in the Property Partnerships and the limited partnerships that own the Excluded Properties.

    "GROVE PROPERTY" means Grove Property Trust, the name by which GREAT will be known following the consummation of the Consolidation Transactions.

    "INCENTIVE PLAN" means the bonus incentive compensation plan established by GREAT for the Executive Officers in connection with the IPO.

    "INDEPENDENT TRUST MANAGERS" means Messrs. James Twaddell, J. Joseph Garrahy and Harold Gorman, the members of the Board who are neither employed by, nor affiliated with, the Grove Companies or GREAT.

    "LIMITED PARTNERS" means the limited partners of the Property Partnerships.

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    "LIQUIDATING PARTNERSHIPS" means those Property Partnerships which will be liquidating and making a distribution "in-kind" of the Partnership Property or Properties owned by such Property Partnerships to the Operating Partnership, in connection with the Consolidation Transactions.

    "LONG-TERM FACILITY" means the approximately $15.1 million ten-year term mortgage loan facility being entered into by the Company in connection with the Refinancing and the consummation of the Consolidation Transactions.

    "MANAGEMENT COMPANY" means Grove Property Services Limited Partnership, which provides real estate management services to the Properties.

    "MANAGEMENT OWNERS" means Brian, Damon and Edmund Navarro and Joseph
LaBrosse.

    "MARYLAND REIT ACT" means, as amended from time to time, the Maryland Real Estate Investment Trust Act.

    "MINIMUM PERCENTAGE CONDITION" means, with respect to any Property Partnership, the minimum number of Partnership Units that must be tendered or voted in favor of the Property Partnership Amendments in order for the Partnership Agreement Amendments to be adopted with respect to such Property Partnership and the Exchange Offer to be effected with respect to such Property Partnership.

    "NAREIT" means the National Association of Real Estate Investment Trusts.

    "NATIONAL REALTY" means National Realty Services, L.P., a newly formed Delaware limited partnership, wholly owned by the Management Owners, which will acquire the assets and liabilities currently used by the Management Company to provide real estate brokerage services.

    "NAVAB" means NAVAB Associates, a company owned one-quarter each by Brian and Damon Navarro and Ronald and George Abdow.

    "NEW EQUITY INVESTMENT" means the issuance, in connection with the consummation of the Consolidation Transactions, by GREAT and the Operating Partnership of up to 3,333,333 Common Shares (assuming the exchange of all Common Units for Common Shares) to the New Equity Investors in return for gross proceeds of $30.0 million.

    "NEW EQUITY INVESTORS" means one or more investors in the New Equity Investment.

    "1994 PLAN" means the 1994 Share Option Plan of GREAT.

    "1996 PLAN" means the 1996 Share Incentive Plan of the Company to be adopted (assuming Shareholder approval) upon the consummation of the Consolidation Transactions.

    "NON-COMPETITION AGREEMENTS" means the non-competition agreements to be entered into between each Executive Officer and the Company and between the Grove Companies and the Company, upon the consummation of the Consolidation Transactions.

    "NON-EMPLOYEE TRUST MANAGER" means the Trust Managers who are not employees of GREAT.

    "NON-U.S. SHAREHOLDER" means, for the purposes of the rules governing United Stated federal income taxation, a nonresident alien individual, foreign corporation, foreign partnership or foreign estate or trust.

    "OPERATING PARTNERSHIP" means Grove Operating, L.P., a newly formed Delaware limited partnership, which is the operating partnership of GREAT.

    "OP PARTNERSHIP AGREEMENT" means the Agreement of Limited Partnership of the Operating Partnership, which governs the Operating Partnership.

    "OPTIONS" means options to purchase Common Shares granted pursuant to the 1994 Plan or the 1996 Plan.

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    "OUTSIDE PARTNERS" means, with respect to any Property Partnership, those
Limited Partners in the Property Partnership who do not tender their Property Partnership Units in the Exchange Offer and elect to remain limited partners in such Property Partnership following the consummation of the Consolidation Transactions.

    "OWNERSHIP LIMIT" means the maximum number of Equity Shares which any holder of GREAT's Equity Shares is permitted to own or be deemed to own by virtue of the attribution provisions of the Code, which is equal to 5.0% (of the number or value, whichever is more restrictive) of the issued and outstanding Equity Shares, subject to certain exceptions.

    "PARTNERSHIP PROPERTY" means, with respect to each Property Partnership, the Property or Properties owned by such Property Partnership.

    "PCBS" means polychlorinated biphenyls.

    "PLAN FIDUCIARY" means a fiduciary of an Employee Benefit Plan who has investment discretion with respect to the assets of such Plan.

    "PREFERRED SHARES" means up to 4.0 million preferred shares of beneficial interest of GREAT, par value $.01 per share, which the Board is permitted to issue pursuant to the Charter.

    "PROHIBITED OWNER" means, in connection with the proposed amendment to the "Excess Shares" provisions of the Charter, any record owner of Equity Shares whose ownership of such shares would cause such shares to be deemed to be in excess of the Ownership Limit or the Executive Officer Ownership Limit, or would otherwise cause the Company to fail to continue to qualify as a REIT (and who came to own such shares by means other than a transfer thereof).

    "PROHIBITED TRANSFEREE" means, in connection with the proposed amendment to the "Excess Shares" provisions of the Charter, any attempted transferee of Equity Shares in whose possession such Equity Shares would be deemed to be in excess of the Ownership Limit or the Executive Officer Ownership Limit, or would otherwise cause the Company to fail to continue to qualify as a REIT.

    "PROPERTY PARTNERSHIPS" means the following limited partnerships: (i) Grove Avon Associates Limited Partnership, (ii) Burgundy Associates Limited Partnership, (iii) Grove-Ellington Associates Limited Partnership, (iv) Grove-Enfield Associates Limited Partnership, (v) Grove-Longmeadow Associates Limited Partnership, (vi) Grove-Manchester Associates Limited Partnership, (vii) Grove-Newington Associates Limited Partnership, (viii) Grove Opportunity Fund II Limited Partnership, (ix) Grove-Plainville Associates Limited Partnership, (x) Grove-West Hartford Associates Limited Partnership, (xi) Grove-West Springfield Associates Limited Partnership, (xii) Grove-Westfield Associates Limited Partnership, (xiii) Grove Westwynd Associates Limited Partnership, Shoreline London Associates Limited Partnership, (xvi) Nautilus Properties Limited Partnership, (xv) Grove Properties III Limited Partnership, (xvi) Grove Taunton Associates Limited Partnership and (xvii) Grove-Vernon Associates Limited Partnership.

    "PROPERTY PARTNERSHIP AGREEMENT" means, with respect to each Property Partnership, the agreement of limited partnership of such Property Partnership.

    "PROPERTY PARTNERSHIP AMENDMENTS" means, with respect to each Property Partnership, as applicable, (i) certain amendments to such Property Partnership's Property Partnership Agreement which will permit the Company to realize certain benefits anticipated to be available to it as a result of the consummation of the Consolidation Transactions or (ii) in the case of the Liquidating Partnerships only, the amendment of such Property Partnership's Partnership Agreement to permit the liquidation of that Property Partnership with an "in-kind" distribution of the related Partnership Property to the Company.

    "PROPERTY PARTNERSHIP UNITS" means, with respect to any Property Partnership, units representing limited partnership interests in that Property Partnership.

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    "PROPERTIES" means the 24 properties to be owned and/or controlled by the
Company following the Consolidation Transactions, which include the 19 multi-family residential projects and one neighborhood shopping center owned by the Property Partnerships and the four multi-family residential projects which constitute the GREAT Properties.

    "PROPOSED REGULATIONS" means certain recently proposed Treasury Regulations.

    "RECOGNITION PERIOD" means the ten-year period in which the Company recognizes gain on the disposition of an asset.

    "RECORD DATE" means the close of business on             , 1997.

    "REFINANCING" means the refinancing of $39.8 million of mortgage indebtedness of 17 Property Partnerships in connection with the consummation of the Consolidation Transactions.

    "REGISTRABLE SHARES" means any Common Shares which are subject to Registration Rights.

    "REGISTRATION RIGHTS" means collectively, certain registration rights that the Company has granted certain persons receiving Common Units in connection with the Consolidation Transactions pursuant to the Registration Rights Agreement.

    "REGISTRATION RIGHTS AGREEMENT" means a Registration Rights Agreement to be entered into between GREAT, the Operating Partnership, certain holders of the Common Units and the New Equity Investors.

    "REIT" means a real estate investment trust.

    "RELATED PARTY TENANT" means an owner of 10% or more of a REIT, who actually or constructively owns 10% or more of a tenant of a property owned by such REIT.

    "REVOLVING CREDIT FACILITY" means a three-year secured revolving acquisition and working capital facility of up to $25.0 million to be entered into by the Company in connection with the Refinancing and the consummation of the Consolidation Transactions.

    "RULE 144" means Rule 144 promulgated under the Securities Exchange Act of 1934, as amended.

    "SAR" means a stock appreciation right.

    "SEC" means the Securities and Exchange Commission.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SERVICE" means the Internal Revenue Service.

    "SHAREHOLDERS" means the holders of GREAT's issued and outstanding Common Shares.

    "SPECIAL MEETING" means the special meeting of the Shareholders of GREAT to
be held on       ,             , 1997 at the Hartford Club, 44-48 Prospect
Street, Hartford, Connecticut 06103, at       local time, and any adjournment(s)
or postponement(s) thereof for the purpose of voting on the matters set forth in this Proxy Statement.

    "STOCK SPLIT" means a stock dividend aggregating 26,250 Common Shares to be declared and issued by GREAT immediately prior to the consummation of the Consolidation Transactions, together with the concurrent effectuation by GREAT of a 1.125 to 1.0 stock split with respect to GREAT's 525,000 currently issued and outstanding Common Shares.

    "TRUST" means, in connection with the propose amendment to the "Excess Shares" provisions of the Charter, a trust to be created for the benefit of the Beneficiary.

    "TRUSTEE" means, in connection with the proposed amendment to the "Excess Shares" provisions of the Charter, a trustee of a Trust.

    "TRUST MANAGERS" means the Trust Managers of GREAT: Messrs. Damon Navarro, Joseph R. LaBrosse, James Twaddell, J. Joseph Garrahy and Harold Gorman.

    "UBITI" means any unrelated business taxable income.

    "USTS" means underground storage tanks.

    "WHITE PAPER" means the White Paper on FFO approved by the Board of Governors of NAREIT in March 1995.

                             AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company, including the Current
Report on Form 8-K filed by the Company with the SEC on       , 1996, may be
inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and 75 Park Place, 14th Floor, New York, New York 10007, or by way of the SEC's Internet address, http://www.sec.gov. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

                           INCORPORATION BY REFERENCE

    Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement (or in any subsequently filed document that also is or is deemed to be incorporated by reference in this Proxy Statement) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. This Proxy Statement incorporates by reference the following documents:

1. Current Report on Form 8-K filed by the Company with the SEC on             ,
                                     1996.

    Copies of such documents will be available without charge upon request to Grove Real Estate Asset Trust, 598 Asylum Avenue, Hartford, Connecticut 06105,
(860) 520-4789.

                             SHAREHOLDER PROPOSALS

    Any qualified Shareholder wishing to make a proposal to be acted upon at the Company's Annual Meeting of Shareholders in 1997 must submit such proposal to be considered by the Company for inclusion in the Company's proxy statement, to Joseph LaBrosse, Secretary, Grove Real Estate Asset Trust, 598 Asylum Avenue, Hartford, Connecticut, 06105, no later than December 16, 1996.

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                           PAGES
                                                                                                         ---------
GROVE REAL ESTATE ASSET TRUST
  Pro Forma Financial Statements (Unaudited):
    Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996............................        F-2
    Notes to Pro Forma Condensed Consolidated Balance Sheet............................................        F-3
    Pro Forma Condensed Consolidated Statements of Income for the Nine Months Ended September 30, 1996
     and Year Ended December 31, 1995..................................................................        F-5
    Notes to Pro Forma Condensed Consolidated Statements of Income.....................................        F-7
  Historical Financial Statements:
    Unaudited Balance Sheet as of September 30, 1996...................................................        F-8
    Unaudited Statements of Income for the Nine Months Ended September 30, 1996 and 1995...............        F-9
    Unaudited Statement of Changes in Owners' Equity for the Nine Months Ended September 30, 1996......       F-10
    Unaudited Statements of Cash Flows for the Nine Months Ended September 30, 1996 and 1995...........       F-11
    Notes to the Unaudited Financial Statements........................................................       F-12
    Report of Independent Auditors.....................................................................       F-14
    Balance Sheet as of December 31, 1995..............................................................       F-15
    Statements of Income for the Year Ended December 31, 1995 and the period from
      inception (June 24, 1994) to December 31, 1994...................................................       F-16
    Statement of Shareholders' Equity for the Year Ended December 31, 1995
      and the period from inception (June 24, 1994) to December 31, 1994...............................       F-17
    Statements of Cash Flows for the Year Ended December 31, 1995 and the period
      from inception (June 24, 1994) to December 31, 1994..............................................       F-18
    Notes to the Financial Statements..................................................................       F-19
GROVE OPERATING, L.P.
  Financial Statements:
    Report of Independent Auditors.....................................................................       F-25
    Balance Sheet as of November 4, 1996...............................................................       F-26
    Notes to Balance Sheet.............................................................................       F-27
GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS
  Combined Financial Statements:
    Report of Independent Auditors.....................................................................       F-29
    Combined Balance Sheets as of September 30, 1996 (unaudited) and December 31, 1995.................       F-30
    Combined Statements of Operations for the Nine Months Ended September 30, 1996 and 1995 (unaudited)
     and the Years Ended December 31, 1995 and 1994....................................................       F-31
    Combined Statements of Changes in Owners' Equity for the Nine Months Ended September 30, 1996
     (unaudited) and the Years Ended December 31, 1995 and 1994........................................       F-32
    Combined Statements of Cash Flows for the Nine Months Ended September 30, 1996 and 1995 (unaudited)
     and the Years Ended December 31, 1995 and 1994....................................................       F-33
    Notes to the Combined Financial Statements.........................................................       F-34
GROVE CAMBRIDGE ASSOCIATES LIMITED PARTNERSHIP
  Financial Statements:
    Reports of Independent Auditors....................................................................       F-39
    Balance Sheet as of December 31, 1995..............................................................       F-41
    Statements of Income for the Years Ended December 31, 1995 and 1994................................       F-42
    Statements of Changes in Partners' Equity (Deficit) for the Years Ended December 31, 1995 and
     1994..............................................................................................       F-43
    Statements of Cash Flows for the Years Ended December 31, 1995 and 1994............................       F-44
    Notes to the Financial Statements..................................................................       F-45

                         GROVE REAL ESTATE ASSET TRUST

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if
(i) the Consolidation Transactions as defined elsewhere in this Proxy Statement, including the New Equity Investment of $30.0 million, had occurred on September 30, 1996, and (ii) the Company used a portion of the net proceeds from the New Equity Investment together with borrowings under the new Credit Facility ("Refinancings") to retire certain mortgage notes and to purchase a portion of the interests of the Limited Partners in certain of the Property Partnerships. The pro forma information assumes that all parties to the Consolidation Transactions participate in full. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Combined Financial Statements of Grove Property Services Limited Partnership and Property Partnerships, Grove Real Estate Asset Trust and Grove Cambridge Associates Limited Partnership and Notes thereto included elsewhere in this Proxy Statement. In management's opinion, all adjustments necessary to present fairly the effects of the Consolidation Transactions have been made.

    The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

                                                                              SEPTEMBER 30,1996
                                               -------------------------------------------------------------------------------
                                                                                                MANAGEMENT
                                               HISTORICAL   HISTORICAL      PRO FORMA            COMPANY           PRO FORMA
                                               GREAT (A)   COMBINED (A)    ADJUSTMENTS         ADJUSTMENTS        CONSOLIDATED
                                               ---------   ------------   --------------       ------------       ------------
                                                                           (DOLLARS IN THOUSANDS)
ASSETS
Real estate, net.............................   $8,804       $54,944       $    851(B)
                                                                               (942)(I)                             $63,657
Cash and cash equivalents....................      442         1,290         (1,692)(C)          $ (80)(H)              200
                                                                                240(F)
Restricted cash..............................      157           655            (18)(I)
                                                                                                                        794
Due from partners............................
                                                                 884           (884)(G)                              --
Deferred costs, net..........................       83           969             38(D)
                                                                                                                      1,090
Other assets.................................       61           421             (4)(I)           (153)(H)              325
                                               ---------   ------------   --------------        ------            ------------
Total assets.................................   $9,547       $59,163       $ (2,411)             $(233)             $66,066
                                               ---------   ------------   --------------        ------            ------------
                                               ---------   ------------   --------------        ------            ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable.......................   $5,675       $47,518       $(39,800)(E)
                                                                             16,383(F)                              $29,251
                                                                               (525)(I)
Revolving credit facility....................
                                                                              3,399(F)                                3,399

Accounts payable and other liabilities.......       61         1,183
                                                                                                   (72)(H)            1,172
Due to affiliates............................        3           985           (476)(C)
                                                                               (341)(G)                                 171
Resident security deposits...................      157           655            (18)(I)
                                                                                                                        794
Dividends payable............................      121
                                                                                                                        121
                                               ---------   ------------   --------------        ------            ------------
Total liabilities............................    6,017        50,341        (21,378)               (72)              34,908
Minority interest............................    --           --             10,061(J)           --                  10,061
Shareholders' equity:
Common shares................................        5
                                                                                 35(G)                                   40
Additional paid-in capital...................    3,913
                                                                             27,205(G)                               21,057
                                                                            (10,061)(J)
Distributions in excess of earnings..........     (388)       --                388(G)           --
Partners' equity.............................
                                                               8,822         (1,000)(F)           (161)(H)           --
                                                                             (7,240)(G)
                                                                               (421)(I)
                                               ---------   ------------   --------------        ------            ------------
Shareholders' equity.........................    3,530         8,822          8,906               (161)              21,097
                                               ---------   ------------   --------------        ------            ------------
Total liabilities and shareholders' equity...   $9,547       $59,163       $ (2,411)             $(233)             $66,066
                                               ---------   ------------   --------------        ------            ------------
                                               ---------   ------------   --------------        ------            ------------

                         GROVE REAL ESTATE ASSET TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1996

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (A) Balance sheet data was derived from the financial statements appearing elsewhere in this Proxy Statement.

    (B) Certain Limited Partners will receive cash for their Property Partnership interests acquired by the Operating Partnership. Purchase accounting will be applied to the acquisition of Property Partnership interests from such partners. The pro forma adjustment of $851 reflects the excess of the purchase price ($7,208) of these interests over the net book value of $6,357. The acquisition of all other interests will be accounted for as a reorganization of entities under common control and, accordingly, assets and liabilities related to those interests will be reflected at historical cost in a manner similar to that used in pooling of interests accounting.

    (C) Reflects the following transactions:

Proceeds from New Equity Investment...............................  $  30,000
Expenses of New Equity Investment.................................     (2,165)
Payment of mortgage notes and interest............................    (39,800)
Payments for Property Partnership interests.......................     (7,208)
Payment of loans from affiliates..................................       (476)
Issuance of new debt..............................................     18,542
Financing costs...................................................       (585)
                                                                    ---------
                                                                    $  (1,692)
                                                                    ---------
                                                                    ---------

    (D) Reflects the following transactions:

Financing costs......................................................  $     585
Write-off of deferred costs related to retired debt..................       (547)
                                                                       ---------
                                                                       $      38
                                                                       ---------
                                                                       ---------

    (E) Reflects the $39,800 paydown of certain existing mortgage notes payable.

    (F) Reflects the issuance of new long term mortgage financing of $15,143 and drawdown of new revolving credit facility of $3,399, due in lump sum payments after ten years and three years, respectively. Additional cash of $240 was derived from $1,240 of new debt obtained in October, 1996 net of $1,000 which will be distributed to certain Limited Partners of Grove Opportunity Fund II Limited Partnership prior to the Consolidation Transactions.

                         GROVE REAL ESTATE ASSET TRUST

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1996

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (G) Reflects the following transactions:

                                                                                        ADDITIONAL
                                                                            COMMON        PAID-IN
                                                                            SHARES        CAPITAL
                                                                         -------------  -----------
Proceeds from New Equity Investment.........................  $  30,000    $      33     $  29,967
Expenses of New Equity Investment...........................     (2,165)                    (2,165)
Conversion of remaining partnership interest................      7,240                      7,240
Reduction to partners' capital accounts
  for contributions receivable..............................       (884)                      (884)
Affiliated debt contributed to capital......................        341                        341
Acquisition of Property Partnership interests for cash......     (7,208)                    (7,208)
Allocation of purchase price................................        851                        851
Reclassification of distributions in excess of earnings.....       (388)                      (388)
Par value of Stock dividends and stock split................                       2            (2)
Write-off of deferred costs related
  to retired debt...........................................       (547)                      (547)
                                                              ---------          ---    -----------
Total shareholders' equity..................................  $  27,240    $      35     $  27,205
                                                              ---------          ---    -----------
                                                              ---------          ---    -----------

    (H) Represents adjustments to exclude the assets and liabilities of Grove Property Services Limited Partnership used in connection with brokerage services that will be transferred to National Realty Services, L.P., a newly formed entity which will not be included in the Consolidation Transactions.

    (I) Reflects adjustments to exclude the Company's investment in Talcott Forest which is not included in the Consolidation Transactions.

    (J) Based upon 1,885,312 Common Units issued to Limited Partners outstanding of the 5,838,775 Common Shares (assuming the exchange of all Common Units for Common Shares) assumed to be outstanding (32.29%).

                         GROVE REAL ESTATE ASSET TRUST

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                  (UNAUDITED)

These unaudited Pro Forma Condensed Consolidated Statements of Income are presented as if (i) the Company had acquired Grove Cambridge Associates Limited Partnership as of the beginning of the period and (ii) the Consolidation Transactions, as defined elsewhere in this Proxy Statement, including the New Equity Investment and Refinancings, had occurred as of the beginning of the period. The pro forma information assumes that all parties to the Consolidating Transactions participate in full. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the Combined Financial Statements of Grove Property Services Limited Partnership and Property Partnerships, Grove Real Estate Asset Trust and Grove Cambridge Associates Limited Partnership and Notes thereto included elsewhere in this Proxy Statement. In management's opinion, all adjustments necessary to present fairly the effects of the Consolidation Transactions have been made.

    The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

                                                  NINE MONTHS ENDED SEPTEMBER 30, 1996
                           ----------------------------------------------------------------------------------
                                                                                    MANAGEMENT
                           HISTORICAL     ACQUISITION    HISTORICAL    PRO FORMA      COMPANY      PRO FORMA
                            GREAT(A)    ADJUSTMENTS(A)   COMBINED(A)  ADJUSTMENTS   ADJUSTMENTS   CONSOLIDATED
                           -----------  ---------------  -----------  -----------  -------------  -----------
                                                         (DOLLARS IN THOUSANDS)
Revenues:
Rental income............   $   1,521      $      28      $   9,644    $    (190)(D)   $     (13)(H)  $  10,990
Property management......                                     1,198                       (525)(H)        593
                                                                                           (80)(I)
Interest and other.......          28              1            243          (26)(D)        (100)(J)        146
                           -----------           ---     -----------  -----------        -----    -----------
  Total revenue..........       1,549             29         11,085         (216)         (718)       11,729
Expenses:
Related party management
  fees...................          80                                                      (80)(I)     --
Other property
  operating..............         485             14          4,349          (89)(D)        (663)(H)      4,096
General and
  administrative.........          55             12            194           (3)(D)
                                                                              30(G)         424(H)        712
Real estate taxes........         155              3            938          (17)(D)                   1,079
                           -----------           ---     -----------  -----------        -----    -----------
    Total expenses.......         775             29          5,481          (79)         (319)        5,887
                           -----------           ---     -----------  -----------        -----    -----------
                                  774         --              5,604         (137)         (399)        5,842
Interest.................         292             63          2,807       (1,254)(C)
                                                                             (34)(D)                   1,874
Depreciation and
  amortization...........         293             27          2,346          (35)(D)          31(H)
                                                                             (13)(E)
                                                                              26(F)                    2,675
                           -----------           ---     -----------  -----------        -----    -----------
Income before minority
  interest and
  extraordinary items....         189            (90)           451        1,173          (430)        1,293
Minority interest in
  earnings...............                                                   (418)(K)                    (418)
                           -----------           ---     -----------  -----------        -----    -----------
Income before
  extraordinary items....   $     189      $     (90)     $     451    $     755     $    (430)    $     875
                           -----------           ---     -----------  -----------        -----    -----------
                           -----------           ---     -----------  -----------        -----    -----------

                         GROVE REAL ESTATE ASSET TRUST

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                  (UNAUDITED)

                                                                 YEAR ENDED DECEMBER 31, 1995
                                   ----------------------------------------------------------------------------------------
                                                                                                 MANAGEMENT
                                   HISTORICAL       ACQUISITION       HISTORICAL    PRO FORMA      COMPANY      PRO FORMA
                                    GREAT (A)    ADJUSTMENTS(A)(B)   COMBINED(A)   ADJUSTMENTS   ADJUSTMENTS   CONSOLIDATED
                                   -----------  -------------------  ------------  -----------  -------------  ------------
                                                                    (DOLLARS IN THOUSANDS)
Revenues:
Rental income....................   $   1,287        $     746        $   11,965    $    (247)(D)   $     (18)(H)  $   13,733
Property management..............                                          1,473                       (448)(H)
                                                                                                       (114)(I)         911
Interest and other...............          30               16               445          (15)(D)                      476
                                   -----------           -----       ------------  -----------        -----    ------------
    Total revenue................       1,317              762            13,883         (262)         (580)        15,120
Expenses:
Related party management fees....          67               47                                         (114)(I)      --
Other property operating.........         406              222             5,276          (84)(D)        (885)(H)       4,935
General and administrative.......          56                                261           (3)(D)
                                                                                           40(G)         566(H)         840
Real estate taxes................         148               61             1,234          (26)(D)                    1,417
                                   -----------           -----       ------------  -----------        -----    ------------
    Total expenses...............         677              330             6,771          (73)         (433)         7,272
                                   -----------           -----       ------------  -----------        -----    ------------
                                          640              432             7,112         (189)         (147)         7,848
Interest.........................          85              409             3,829       (1,772)(C)                    2,499
                                                                                          (52)(D)
Depreciation and amortization....         216              187             3,140          (42)(D)          37(H)
                                                                                          (53)(E)
                                                                                           35(F)                     3,520
                                   -----------           -----       ------------  -----------        -----    ------------
Income before minority interest
  and extraordinary items........         339             (164)              143        1,695          (184)         1,829
Minority interest in earnings....                                                        (591)(K)                     (591)
                                   -----------           -----       ------------  -----------        -----    ------------
Income before extraordinary
  items..........................   $     339        $    (164)       $      143    $   1,104     $    (184)    $    1,238
                                   -----------           -----       ------------  -----------        -----    ------------
                                   -----------           -----       ------------  -----------        -----    ------------

                         GROVE REAL ESTATE ASSET TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

    (A) Results of operations data was derived from the financial statements appearing elsewhere in this Proxy Statement.

    (B) Results of operations of Grove Cambridge Associates Limited Partnership prior to its acquisition on January 12, 1996.

    (C) Represents the following:

                                                        NINE MONTHS ENDED      YEAR ENDED
                                                        SEPTEMBER 30, 1996  DECEMBER 31, 1995
                                                        ------------------  -----------------
Pro forma interest expense on refinanced debt.........      $    1,061          $   1,375
Historical interest expense on refinanced debt........          (2,315)            (3,147)
                                                               -------            -------
                                                            $   (1,254)         $  (1,772)
                                                               -------            -------
                                                               -------            -------

    Interest expense on the new debt is based on a rate of approximately 7.9% per annum.

    (D) Reflects adjustments to exclude the results of operations of Talcott Forest which is not included in the Consolidation Transactions.

    (E) Represents the following:

                                                         NINE MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 1996    DECEMBER 31, 1995
                                                        -------------------  -------------------
Pro forma deferred financing amortization costs.......       $      87            $     116
Historical deferred financing amortization costs......            (100)                (169)
                                                                 -----                -----
                                                             $     (13)           $     (53)
                                                                 -----                -----
                                                                 -----                -----

    (F) Represents adjustment to record depreciation on the excess of the purchase price relating to the purchase of certain partnership interests from partners, over the net book value.

    (G) Represents adjustment to record compensation expense associated with the Deferred Stock Grants granted to Executive Officers in connection with the consummation of the Consolidation Transactions, pursuant to the 1996 Plan.

    (H) Represents adjustments to exclude the results of operations of Grove Property Services Limited Partnership attributable to brokerage services and reclassification of certain expenses historically classified by Grove Property Services Limited Partnership as property management expenses to general and administrative of the Company, as follows:

                                                         NINE MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 1996    DECEMBER 31, 1995
                                                        -------------------  -------------------
Other property operating--brokerage services..........       $    (239)           $    (319)
Reclassification of other property operating to
  general and administrative..........................            (424)                (566)
                                                                 -----                -----
                                                             $    (663)           $    (885)
                                                                 -----                -----
                                                                 -----                -----

    (I) Elimination of intercompany management fees.

    (J) Elimination of commission received from an affiliate.

    (K) Based upon 1,885,312 Common Units issued to Limited Partners outstanding, of the 5,838,775 Common Shares (assuming the exchange of all Common Units for Common Shares) assumed to be outstanding (32.29%).

                         GROVE REAL ESTATE ASSET TRUST

                                 BALANCE SHEET

                               SEPTEMBER 30, 1996

                                  (UNAUDITED)

                                          ASSETS
Real estate assets:
  Land..........................................................................  $ 920,293
  Buildings and improvements....................................................  8,494,112
  Furniture, fixtures and equipment.............................................    347,336
                                                                                  ---------
                                                                                  9,761,741
  Less--accumulated depreciation................................................   (958,017)
                                                                                  ---------
      Net real estate assets....................................................  8,803,724
Cash and cash equivalents.......................................................    441,632
Cash--resident security deposits................................................    156,592
Deferred charges, net of accumulated amortization of $4,247.....................     83,222
Other assets....................................................................     62,069
                                                                                  ---------
Total assets....................................................................  $9,547,239
                                                                                  ---------
                                                                                  ---------
                           LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage notes payable........................................................  $5,675,478
  Accounts payable, accrued expense and other...................................     61,189
  Due to affiliates.............................................................      2,532
  Resident security deposits....................................................    156,592
  Dividends payable.............................................................  120,750..
                                                                                  ---------
Total liabilities...............................................................  6,016,541
                                                                                  ---------
Commitments and subsequent event
Shareholders' equity:
  Preferred shares, $.01 par value per share, 4,000,000 shares authorized; no
    shares issued or outstanding................................................     --
  Common shares, $.01 par value per share, 10,000,000 shares authorized; 525,000
    shares issued and outstanding...............................................      5,250
  Additional paid-in capital....................................................  3,913,176
  Distributions in excess of earnings...........................................   (387,728)
                                                                                  ---------
Total equity....................................................................  3,530,698
                                                                                  ---------
Total liabilities and shareholders' equity......................................  $9,547,239
                                                                                  ---------
                                                                                  ---------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                               INCOME STATEMENTS

                                  (UNAUDITED)

                                                                                       FOR THE NINE MONTHS ENDED
                                                                                      ----------------------------
                                                                                      SEPTEMBER 30,  SEPTEMBER 30,
                                                                                          1996           1995
                                                                                      -------------  -------------
Revenues:
  Rental income.....................................................................   $ 1,521,188    $   961,423
  Interest and other income.........................................................        28,015         22,395
                                                                                      -------------  -------------
    Total revenues..................................................................     1,549,203        983,818
                                                                                      -------------  -------------
Expenses:
  Property operating and maintenance................................................       485,361        296,532
  Real estate taxes.................................................................       155,007        110,858
  Related party management fees.....................................................        79,883         49,874
  General and administrative........................................................        55,337         46,329
                                                                                      -------------  -------------
    Total expenses..................................................................       775,588        503,593
                                                                                      -------------  -------------
                                                                                           773,615        480,225
Interest expense....................................................................       291,551         63,588
Depreciation and amortization.......................................................       293,328        161,686
                                                                                      -------------  -------------
      Net income....................................................................   $   188,736    $   254,951
                                                                                      -------------  -------------
                                                                                      -------------  -------------
Net income per share................................................................   $      0.36    $      0.49
                                                                                      -------------  -------------
                                                                                      -------------  -------------
Weighted average number of shares                                                          525,000        525,000
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                       STATEMENT OF SHAREHOLDERS' EQUITY

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                  (UNAUDITED)

                                                                                           ADDITIONAL   DISTRIBUTIONS
                                                                               COMMON       PAIN-IN     IN EXCESS OF
                                                                               SHARES       CAPITAL      NET INCOME
                                                                             -----------  ------------  ------------
Amounts at December 31, 1995...............................................   $   5,250   $  3,913,176   $ (215,526)
Net income.................................................................                                 188,736
Declared dividends.........................................................                                (360,938)
                                                                             -----------  ------------  ------------
Amounts at September 30, 1996..............................................   $   5,250   $  3,913,176   $ (387,728)
                                                                             -----------  ------------  ------------
                                                                             -----------  ------------  ------------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                            STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                                                       FOR THE NINE MONTHS ENDED
                                                                                      ----------------------------
                                                                                      SEPTEMBER 30,  SEPTEMBER 30,
                                                                                          1996           1995
                                                                                      -------------  -------------
Cash flows from operating activities:
  Net income........................................................................   $   188,736    $   254,951
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization...................................................       293,328        161,686
    Imputed interest--mortgage......................................................        27,875         25,931
    Increase in other assets........................................................       (59,357)       (33,003)
    Increase (decrease) in accounts payable, accrued expenses and other.............        29,885         (2,372)
                                                                                      -------------  -------------
      Net cash provided by operating activities.....................................       480,467        407,193
                                                                                      -------------  -------------
Cash flows from investing activities:
  Expenditures for building and improvements........................................       (67,635)       (37,624)
  Expenditures for furniture, fixtures and equipment................................       (21,604)        (5,057)
                                                                                      -------------  -------------
      Net cash used in investing activities.........................................       (89,239)       (42,681)
                                                                                      -------------  -------------
Cash flows from financing activities:
  Proceeds from mortgage payable....................................................       220,197        --
  Financing costs...................................................................       (56,469)       --
  Repayment of mortgage payable.....................................................       (42,428)       --
  Repayment of notes payable to affiliates..........................................       (94,996)       (50,000)
  Dividends paid....................................................................      (359,625)      (353,063)
                                                                                      -------------  -------------
      Net cash used in financing activities.........................................      (333,321)      (403,063)
                                                                                      -------------  -------------
Net increase (decrease) in cash and cash equivalents................................        57,907        (38,551)
Cash and cash equivalents, beginning of period......................................       383,725        416,012
                                                                                      -------------  -------------
Cash and cash equivalents, end of period............................................   $   441,632    $   377,461
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1996

                                  (UNAUDITED)

1. FORMATION AND BUSINESS OF THE COMPANY

    Grove Real Estate Asset Trust (the "Company") was organized in the State of Maryland on April 4, 1994 as a Real Estate Investment Trust ("REIT"). The Company currently operates four properties with a total of 257 residential apartments. The Company purchased three properties on June 23, 1994 (the "Original Properties"), and the fourth property ("Cambridge") was acquired for $4,250,000 in January of 1996. Cambridge is a ninety-two unit multifamily apartment complex located in Norwich, Connecticut

    These statements do not contain all information required by generally accepted accounting principles to be included in a full set of financial statements. In the opinion of management, the accompanying unaudited financial statements reflect all the adjustments necessary to present fairly the financial position of the Company at September 30, 1996 and results of operations and its cash flows for the period then ended and the period ended September 30, 1995. These unaudited financial statements should be read in conjunction with the audited financial statements and notes contained in the Company's Form 10-KSB for the year ended December 31, 1995. Results of operations for this period are not necessarily indicative of results to be expected for the full year.

    Earnings per share is based on the weighted average number of common shares issued and outstanding from January 1, 1996 to September 30, 1996, and from January 1, 1995 to September 30, 1995, which was equal to 525,000 shares. The assumed exercise of outstanding stock options and warrants is not dilutive and, therefore, is not included.

2. MORTGAGE NOTES PAYABLE

    Mortgage notes payable at September 30, 1996 consist of the following:

Southington Apartments note.....................................  $1,217,906
Cambridge Estates note..........................................  4,457,572
                                                                  ---------
                                                                  $5,675,478
                                                                  ---------
                                                                  ---------

    The mortgage note on the Southington Apartments property located in Southington, Connecticut, one of the Original Properties, which has a face amount of $1,250,000, has an imputed interest rate of 7.25% due in monthly interest payments of $4,167 through June 1997 and monthly principal and interest payments of $8,527 through July 2013. The note is collateralized by the Southington Apartments property and 15% of the face amount is guaranteed by certain executive officers and shareholders of the Company.

    The Cambridge note payable had an original principal balance of $4,500,000. Monthly principal and interest payments of $31,920 based on a 25-year amortization table are due through January 2006. Interest is fixed at 7.04%. The mortgage is secured by a blanket first mortgage lien on the Cambridge property, and the two other Original Properties located in Hamden, Connecticut.

3. STOCK OPTIONS AND WARRANTS

    The Company has adopted the 1994 Share Option Plan (the "Plan") and has reserved 100,000 shares for issuance under the Plan. The Company has granted options to purchase 50,000 shares to the executive officers with an exercise price of $11.125 per share. The options will expire on the tenth anniversary of the closing of the IPO. Additionally, the Company has granted each Trust Manager of the Company who is not

                         GROVE REAL ESTATE ASSET TRUST

                               SEPTEMBER 30, 1996

                                  (UNAUDITED)

3. STOCK OPTIONS AND WARRANTS (CONTINUED) an employee upon their election as a Trust Manager a non-qualified stock option to purchase 2,000 shares for a total of 6,000 shares with an exercise price of $11.125 per share. At the time of each annual meeting of shareholders, each non-employee Trust Manager receives an option to purchase 1,000 shares at the fair market value of the shares on the date of grant. All options which have been granted under the Plan become exercisable in increments of 33 1/3% per year on each of the first three anniversaries of the date of grant. At September 30, 1996, no options had been exercised. At September 30, 1996, 62,000 options are outstanding, of which 38,334 are exercisable.

    At September 30, 1996, warrants to purchase an aggregate of 40,000 common shares are exercisable at $13.35 per share and expire in June 1999.

4. RELATED PARTY TRANSACTIONS

DUE TO AFFILIATES

    Amounts due to affiliates at September 30, 1996 consist of the following:

Grove Property Services Limited Partnership.........................  $   2,532
                                                                      ---------
    Total due to affiliates.........................................  $   2,532
                                                                      ---------
                                                                      ---------

MANAGEMENT FEE

    Grove Property Services Limited Partnership, an affiliate of GREAT, provides all of the operating and support functions requisite to the operation of properties owned by GREAT, including building management and leasing, to the Company. The management agreement provides for a management fee equal to 5% of gross rental revenues, as defined. The agreement expires on June 30, 1997.

5. SUPPLEMENTAL CASH FLOW INFORMATION

    Cash paid for interest expense was $278,551 and $63,431 for the nine months ended September 30, 1996 and 1995, respectively. On January 12, 1996 the Company purchased Cambridge for $4,250,000, which was financed with a $4,500,000 first mortgage from a bank.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Shareholders and Board of Directors
  of Grove Real Estate Asset Trust
Hartford, Connecticut

    We have audited the accompanying balance sheet of Grove Real Estate Asset Trust as of December 31, 1995, and the related statements of income, shareholders' equity and cash flows for the year ended December 31, 1995 and for the period of initial operations (June 24, 1994) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grove Real Estate Asset Trust as of December 31, 1995 and the results of its operations and its cash flows for the year ended December 31, 1995 and for the period of initial operations (June 24, 1994) through December 31, 1994 in conformity with generally accepted accounting principles.

                                          BDO SEIDMAN, LLP

January 30, 1996
New York, New York

                         GROVE REAL ESTATE ASSET TRUST

                                 BALANCE SHEET

                               DECEMBER 31, 1995

                                          ASSETS
Real estate assets:
  Land..........................................................................  $ 493,823
  Buildings and improvements....................................................  4,658,438
  Furniture, fixtures and equipment.............................................    240,438
                                                                                  ---------
                                                                                  5,392,699
  Less--accumulated depreciation................................................   (694,215)
                                                                                  ---------
      Net real estate assets....................................................  4,698,484
Cash and cash equivalents.......................................................    383,725
Cash--resident security deposits................................................     99,973
Deferred charges, net of accumulated amortization of $11,736....................     56,279
Other assets....................................................................      2,712
                                                                                  ---------
      Total assets..............................................................  $5,241,173
                                                                                  ---------
                                                                                  ---------
                           LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgage note payable.........................................................  $1,190,031
  Accounts payable, accrued expense and other...................................     31,304
  Due to affiliates.............................................................     97,528
  Resident security deposits....................................................     99,973
  Dividends payable.............................................................    119,438
                                                                                  ---------
      Total liabilities.........................................................  1,538,273
                                                                                  ---------
Commitments and subsequent event (notes 6, 8, 9, and 11)........................     --
Shareholders' equity:
  Preferred shares, $.01 par value per share, 4,000,000 shares authorized; no
    shares issued or outstanding................................................     --
  Common shares, $.01 par value per share, 10,000,000 shares authorized; 525,000
    shares issued and outstanding...............................................      5,250
  Additional paid-in capital....................................................  3,913,176
  Distributions in excess of earnings...........................................   (215,526)
                                                                                  ---------
      Total equity..............................................................  3,702,900
                                                                                  ---------
      Total liabilities and shareholders' equity................................  $5,241,173
                                                                                  ---------
                                                                                  ---------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                               INCOME STATEMENTS

                                                                                                  PERIOD FROM
                                                                                                   INCEPTION
                                                                                 YEAR ENDED    (JUNE 24, 1994) TO
                                                                                DECEMBER 31,      DECEMBER 31,
                                                                                    1995              1994
                                                                                ------------  --------------------
Revenues:
  Rental income...............................................................   $1,287,013       $    641,036
  Interest and other income...................................................       29,902             12,952
                                                                                ------------          --------
      Total revenues..........................................................    1,316,915            653,988
                                                                                ------------          --------
Expenses:
  Property operating and maintenance..........................................      406,227            207,625
  Real estate taxes...........................................................      147,770             76,391
  Related party management fees...............................................       66,781             33,282
  General and administrative..................................................       56,363             16,433
                                                                                ------------          --------
      Total expenses..........................................................      677,141            333,731
                                                                                ------------          --------
                                                                                    639,774            320,257
Interest expense..............................................................       85,103             44,478
Depreciation and amortization.................................................      216,413            116,876
                                                                                ------------          --------
      Net income..............................................................   $  338,258       $    158,903
                                                                                ------------          --------
                                                                                ------------          --------
Net income per share..........................................................   $     0.64       $       0.30
                                                                                ------------          --------
                                                                                ------------          --------
Weighted average number of shares.............................................      525,000            525,000
                                                                                ------------          --------
                                                                                ------------          --------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                       STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                                          ADDITIONAL    DISTRIBUTIONS
                                                                              COMMON        PAID-IN     IN EXCESS OF
                                                                              SHARES        CAPITAL      NET INCOME
                                                                            -----------  -------------  ------------
Shareholders' equity, June 24, 1994 (Inception)...........................   $  --       $    --         $   --
  Public offering of 500,000 shares.......................................       5,000       5,181,958       --
  Purchase price of property in excess of carryover basis.................      --          (1,524,507)      --
  Issuance of 25,000 shares...............................................         250         255,625       --
  Proceeds of underwriting warrants.......................................      --                 100       --
  Net income..............................................................      --            --            158,903
  Declared dividends......................................................      --            --           (237,562)
                                                                            -----------  -------------  ------------
Shareholders' equity, December 31, 1994...................................       5,250       3,913,176      (78,659)
  Net income..............................................................      --            --            338,258
  Declared dividends......................................................      --            --           (475,125)
                                                                            -----------  -------------  ------------
Shareholders' equity, December 31, 1995...................................   $   5,250   $   3,913,176   $ (215,526)
                                                                            -----------  -------------  ------------
                                                                            -----------  -------------  ------------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                            STATEMENTS OF CASH FLOWS

                                                                                                  PERIOD FROM
                                                                                                   INCEPTION
                                                                                 YEAR ENDED    (JUNE 24, 1994) TO
                                                                                DECEMBER 31,      DECEMBER 31,
                                                                                    1995              1994
                                                                                ------------  --------------------
Cash flows from operating activities:
  Net income..................................................................   $  338,258      $      158,903
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization.............................................      216,413             116,876
    Imputed interest--mortgage................................................       34,892              18,516
    Decrease in other assets..................................................        4,472            --
    Increase in accounts payable, accrued expenses and other..................       (8,891)            153,467
                                                                                ------------        -----------
      Net cash provided by operating activities...............................      585,144             447,762
                                                                                ------------        -----------
Cash flows from investing activities:
  Acquisition of real estate assets...........................................       --              (4,956,961)
  Expenditures for building and improvements..................................      (81,410)            (63,931)
  Expenditures for furniture, fixtures and equipment..........................      (17,592)            (24,184)
                                                                                ------------        -----------
      Net cash used in investing activities...................................      (99,002)         (5,045,076)
                                                                                ------------        -----------
Cash flows from financing activities:
  Proceeds of stock issuance, net of issuance costs...........................       --               5,181,958
  Financing costs.............................................................      (23,000)            (47,882)
  Repayment of notes payable to affiliates....................................      (22,929)           --
  Dividends paid..............................................................     (472,500)           (120,750)
                                                                                ------------        -----------
      Net cash provided by (used in) financing activities.....................     (518,429)          5,013,326
                                                                                ------------        -----------
Net increase (decrease) in cash and cash equivalents..........................      (32,287)            416,012
Cash and cash equivalents, beginning of period................................      416,012            --
                                                                                ------------        -----------
Cash and cash equivalents, end of period......................................   $  383,725      $      416,012
                                                                                ------------        -----------
                                                                                ------------        -----------

                            See accompanying notes.

                         GROVE REAL ESTATE ASSET TRUST

                         NOTES TO FINANCIAL STATEMENTS

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
              FROM INCEPTION (JUNE 24, 1994) TO DECEMBER 31, 1994

1. FORMATION AND BUSINESS OF THE COMPANY

    Grove Real Estate Asset Trust ("GREAT" or the "Company") was organized in the State of Maryland on April 4, 1994 as a Real Estate Investment Trust ("REIT"). The Company commenced operations effective with the completion of an initial public offering (the "IPO") of 500,000 common shares for $5,562,500 at a price of $11.125 per share on June 23, 1994. Concurrently with the equity offering the Company purchased three properties (the "Properties") with a total of 165 residential apartments for gross amount of $6,064,490, assumed a mortgage on one of the properties with a principal balance of $1,139,490, the executive officers purchased 25,000 restricted shares for $255,875, and a $3,000,000 line of credit agreement (the "Credit Facility") was entered into with a bank.

    Prior to the IPO, the predecessor entities operations consisted of the combined operations of 3 individual limited partnerships, all of which were affiliated with the Company. The accompanying financial statements reflect the operations of the Company for the year ended December 31, 1995. See Note 3, "Pro Forma Statement of Operations", for operating results of the combined operations of the predecessor entities from January 1, through December 31, 1994.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid debt instruments with an original maturity of three months or less at the time of the purchase to be cash equivalents for financial statement purposes.

REAL ESTATE ASSETS AND DEPRECIATION

    The Properties were recorded in the accounts of GREAT at their historical cost due to the controlling relationship between the principals of the entities previously operating the Properties (the "Grove Affiliates") and GREAT. The proportion of the purchase price attributable to the net assets acquired from Grove Affiliates exceeds their amortized historical cost. Accordingly, the excess amount is reflected as a decrease in equity for accounting purposes. All real estate assets purchased subsequent to the IPO have been recorded at cost. Depreciation is recorded using the straight-line method over the estimated life of the assets (7 to 27.5 years).

EARNINGS PER SHARE

    Earnings per share is based on the weighted average number of common shares issued and outstanding during the period from June 23, 1994 to December 31, 1994 and for the year ended December 31, 1995,

                         GROVE REAL ESTATE ASSET TRUST

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
              FROM INCEPTION (JUNE 24, 1994) TO DECEMBER 31, 1994

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) which was equal to 525,000 shares for both periods. The assumed exercise of outstanding stock options and warrants is not dilutive and, therefore, is not included.

INCOME TAXES AND DIVIDENDS

    The Company has made the election to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). A REIT will generally not be subject to federal income tax to the extent it distributes at least 95% of its taxable income to its shareholders and complies with other requirements. Accordingly, no provision has been made for federal income taxes for the Company in the accompanying financial statements. Even though the Company qualifies for taxation as a REIT, the Company may be subject to certain state and local taxes on its income and property and to federal income and excise taxes on its undistributed income, if any. Shareholders are taxed on dividends declared and must report such dividends as either ordinary income, short term gains, long term gains, or as a return of capital.

    As the Company intends to continue to qualify as a REIT, it will not be subject to corporate income taxes. Therefore, the difference between the tax bases and reported amounts of assets and liabilities has not been recognized for financial reporting purposes. The only significant unrecognized temporary difference, approximately $1,180,701 at the statutory tax rate, relates to basis differential in the carrying amount of real estate assets for financial reporting and income tax purposes.

    The federal income tax characteristics of dividends paid by the Company consisted of:

                                                                                 1995       1994
                                                                               ---------  ---------
Ordinary income..............................................................      83.22%     56.53%
Return of capital............................................................      16.78%     43.47%

DEFERRED CHARGES

    Deferred charges, consisting principally of loan costs, are amortized on a straight line basis over the term of the related obligation.

RENTAL INCOME

    The Company leases space to tenants pursuant to lease agreements accounted for as operating leases. Revenues, consisting primarily of rentals for apartments, are recognized as earned. The leases are generally for one year.

FINANCIAL STATEMENT RECLASSIFICATIONS

    Certain amounts reflected in the financial statements for the period ended December 31, 1994 have been reclassified to conform to the presentation for the year ended December 31, 1995.

                         GROVE REAL ESTATE ASSET TRUST

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
              FROM INCEPTION (JUNE 24, 1994) TO DECEMBER 31, 1994

3. PRO FORMA STATEMENT OF OPERATIONS

    The following unaudited pro forma statement of operations for the year ended December 31, 1994 is presented as if (i) GREAT had owned all of its 3 original properties at the beginning of the year, and (ii) GREAT had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year. The unaudited statement of operations does not purport to represent what GREAT's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1994, nor does it purport to represent the results of operations for future periods.

                                             GROVE          GROVE REAL
                                          AFFILIATES       ESTATE ASSET
                                        JANUARY 1, 1994        TRUST
                                          TO JUNE 23,    JUNE 24, 1994 TO   HISTORICAL   PRO FORMA
                                             1994        DECEMBER 31, 1994   COMBINED   ADJUSTMENTS  PRO FORMA
                                        ---------------  -----------------  ----------  -----------  ----------
Total Revenues........................    $   583,274           653,988      1,237,262           0    1,237,262
                                        ---------------         -------     ----------  -----------  ----------
EXPENSES
Property Operating & Maintenance......        220,086           207,625        427,711           0      427,711
Related Party Management Fee..........         33,367            33,282         66,649           0       66,649
General & Administrative..............         14,316            16,433         30,749      12,091       42,840
Real Estate Taxes.....................         71,402            76,391        147,793           0      147,793
Interest Expense......................        173,416            44,478        217,894    (134,081)      83,813
Depreciation & Amortization...........        101,536           116,876        218,412      (2,477)     215,935
                                        ---------------         -------     ----------  -----------  ----------
Total Expenses........................        614,123           495,085      1,109,208    (124,467)     984,741
                                        ---------------         -------     ----------  -----------  ----------
Net Income............................    $   (30,849)          158,903        128,054     124,467      252,521
                                        ---------------         -------     ----------  -----------  ----------
                                        ---------------         -------     ----------  -----------  ----------

    The unaudited pro forma adjustments gives effect to (i) actual operating revenues and expenses of the properties acquired on June 24, 1994 for the period January 1, 1994 through the date of purchase; (ii) the elimination of the interest expense on certain notes payable which were satisfied from the proceeds from the IPO; (iii) a net increase in general and administrative expenses in the operation of GREAT, including administrative services (pursuant to the Administrative Services Agreement) and rental of GREAT's principal executive offices; and (iv) the elimination of amortization of intangible assets of the Grove Affiliates and the addition of the amortization of financing costs associated with the Credit Facility.

4. MORTGAGE NOTE PAYABLE

    The Company's mortgage note payable is due to an unrelated party and had a balance of $1,190,031 at December 31, 1995. This mortgage note was assumed by the Company concurrently with the IPO with an imputed balance of $1,139,490 and a face amount of $1,250,000. The note has an imputed interest rate of 7.25% due in monthly interest payments of $4,167 through June 1997 and monthly principal and interest payments of $8,527 through July 2013. The note is collateralized by one of the Company's operating properties and 15% of the face amount is guaranteed by certain executive officers and shareholders of the Company.

                         GROVE REAL ESTATE ASSET TRUST

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
              FROM INCEPTION (JUNE 24, 1994) TO DECEMBER 31, 1994

4. MORTGAGE NOTE PAYABLE (CONTINUED)
    Aggregate maturities of the mortgage note for the next five years and thereafter are as follows:

YEARS ENDING
DECEMBER 31,
--------------------------------------------------------------------------------
1996............................................................................  $          0
1997............................................................................         6,038
1998............................................................................        12,751
1999............................................................................        13,706
2000............................................................................        14,734
Thereafter......................................................................     1,202,771
                                                                                  ------------
    Total.......................................................................  $  1,250,000
                                                                                  ------------
                                                                                  ------------

    The carrying amount of the mortgage note at December 31, 1995 approximates its fair value.

5. CREDIT FACILITY

    The Company entered into the Credit Facility concurrently with the IPO. The Credit Facility, which provided for up to $3.0 million in borrowings, was expected to be used to finance acquisitions of properties, re-development and renovation costs and expenses, and for working capital purposes related to future acquisitions. The Credit Facility was not drawn upon, and was terminated in January 1996.

6. 1994 STOCK OPTION PLAN

    The Company has adopted a stock option plan (the "Plan") and has reserved 100,000 shares for issuance under the Plan. The Company has granted options to purchase 50,000 shares to the executive officers with an exercise price of $11.125 per share. The options will expire June 23, 2004. Additionally, each Trust Manager of the Company who is not an employee has received a non-qualified stock option to purchase 2,000 shares for a total of 6,000 shares with an exercise price of $11.125 per share. On each anniversary of his or her election to the Board of Trust Managers, each non-employee Trust Manager shall receive an option to purchase 1,000 shares at the fair market value of the shares on the date of grant. All options which have been granted under the Plan become exercisable in increments of 33 1/3% per year on each of the first three anniversaries of the date of grant. At December 31, 1995 no options had been exercised. At December 31, 1995 57,000 options are outstanding, of which 18,667 are exercisable.

7. UNDERWRITER WARRANTS

    In conjunction with the IPO, the managing underwriter, Barclay Investments, Inc., was granted Underwriter Warrants to purchase 40,000 Common Shares. The Underwriter Warrants are exercisable at $13.35 per share and expire in June 1999. No warrants had been exercised.

8. PENSION PLAN

    The Company has a 401(k) savings plan (the "Plan") which is a voluntary defined contribution plan. Under the Plan, eligible employees may contribute a percentage of their salaries to the Plan, subject to

                         GROVE REAL ESTATE ASSET TRUST

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
              FROM INCEPTION (JUNE 24, 1994) TO DECEMBER 31, 1994

8. PENSION PLAN (CONTINUED)
certain dollar limitations and the Company may make matching contributions on the participant's behalf equal to 25% of the participants contribution. Expenses under this Plan are not material.

9. RELATED PARTY TRANSACTIONS

MANAGEMENT FEE

    Grove Property Services ("GPS"), an affiliate of GREAT, provides to the Company all of the operating and support functions requisite to the operation of the Properties, including building management and leasing. The management agreement provides for a management fee equal to 5% of gross rental revenues, as defined. The agreement expires on June 30, 1997.

CONSTRUCTION SERVICES

    Grove Development Corporation ("GDC"), an affiliate of GREAT, provides construction services to the Company. These services are generally provided at the cost of materials and labor plus a project management and supervision fee equal to 20% of the aforementioned direct project costs. Services related to the redevelopment of the Properties and tenant improvements have been capitalized as real estate assets in the accompanying balance sheet. Total costs of $26,788 and $49,688 were paid or payable to GDC during 1995 and 1994, respectively.

OPERATING EXPENSES AND NON-OPERATING EXPENSES

    Certain operating and non-operating expenses include amounts paid or payable to affiliates of GREAT for administrative expenses and for reimbursement of expenditures funded by them in connection with the conduct of the business of the Company. Included in these amounts are general and administrative expenses allocated to the Company by GPS. This charge reflects an allocation of the cost of accounting and related support staff expenses incurred by GPS for services required by the Company, which are outside the scope of services customarily rendered by a property management company for its basic fee.

DUE TO AFFILIATES

    Amounts due to affiliates at December 31, 1995 and 1994 consist of the following:

                                                                           1995        1994
                                                                         ---------  ----------
Grove Investment Group.................................................  $  70,457     120,457
GPS....................................................................     14,890      --
GDC....................................................................     12,181      --
                                                                         ---------  ----------
    Total due to affiliates............................................  $  97,528     120,457
                                                                         ---------  ----------
                                                                         ---------  ----------

    The amount due to the Grove Investment Group ("GIG") relates to advances made by GIG to GREAT to fund expenses incurred by the Company related to the IPO and to fund initial organization costs. The Company repaid $50,000 of note payable balance during the second quarter of 1995 and repaid

                         GROVE REAL ESTATE ASSET TRUST

                  YEAR ENDED DECEMBER 31, 1995 AND THE PERIOD
              FROM INCEPTION (JUNE 24, 1994) TO DECEMBER 31, 1994

9. RELATED PARTY TRANSACTIONS (CONTINUED) the remaining balance in January 1996. No interest is being charged on the outstanding balance, and there are no repayment terms.

RENT TO RELATED PARTY

    GREAT's executive offices are leased from an affiliate for $500 per month under a three year lease. Rent expense incurred by the Company under this agreement was $3,000 for the period ended December 31, 1994, and $6,000 for the year ended December 31, 1995. Minimum annual future base rental expenditures are not significant.

10. SUPPLEMENTAL CASH FLOW INFORMATION

    Cash paid for interest expense was $84,892 and $37,499 for the year ended December 31, 1995 and for the period from June 23, 1994 to December 31, 1994, respectively.

11. SUBSEQUENT EVENT

    On January 12, 1996, GREAT purchased the assets and operations of Grove Cambridge Associates Limited Partnership ("Cambridge") GREAT paid $4,250,000 in cash for Cambridge. The acquisition was 100% financed by a loan of $4,500,000 from a bank. The loan is secured by a blanket first mortgage lien on the Cambridge property, and the Hamden I and Hamden II properties. Monthly payments of principal and interest based on a 25-year amortization are due through January, 2006. Interest is fixed at 7.04%.

    Grove Cambridge Associates Limited Partnership is owned 99% by Grove Norwich Associates Limited Partnership, and 0.5% each by Grove Investment Group, Inc. and Springfield Development Corporation. Grove Norwich Associates Limited Partnership is owned 50% by Messrs. Damon, Brian and Edmund Navarro and 50% by individuals who are not affiliates of GREAT. Grove Investment Group, Inc. is owned 100% by Messrs. Damon, Brian and Edmund Navarro. Springfield Development Corporation is owned 100% by individuals who are not affiliates of GREAT.

    The following unaudited pro forma information for the year ended December 31, 1995 and 1994 is presented as if (i) GREAT had owned all of its 4 properties at the beginning of the 1994, and (ii) GREAT had qualified as a REIT, distributed all of its taxable income and, therefore, incurred no federal income tax expense during the year. The unaudited information does not purport to represent what GREAT's results of operations would actually have been if such transactions, in fact, had occurred on January 1, 1994, nor does it purport to represent the results of operations for future periods

                                                                        1995          1994
                                                                    ------------  ------------
Revenues..........................................................  $  2,078,292  $  1,988,299
Net Income........................................................  $    281,759  $    162,453
Earnings per share................................................  $       0.54  $       0.31

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Grove Operating, L.P.

    We have audited the accompanying balance sheet of Grove Operating, L.P. as of November 4, 1996. This balance sheet is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

    In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Grove Operating, L.P. at November 4, 1996, in conformity with generally accepted accounting principles.

Hartford, Connecticut
November 4, 1996

                             GROVE OPERATING, L.P.

                                 BALANCE SHEET

                                NOVEMBER 4, 1996

ASSETS
Cash.................................................................................  $     100
                                                                                       ---------
Total assets.........................................................................  $     100
                                                                                       ---------
                                                                                       ---------
OWNERS' EQUITY
Contributed capital..................................................................  $     100
                                                                                       ---------
Total owners' equity.................................................................  $     100
                                                                                       ---------
                                                                                       ---------

                            See accompanying notes.

                             GROVE OPERATING, L.P.

                             NOTES TO BALANCE SHEET
                                NOVEMBER 4, 1996

1. ORGANIZATION

    Grove Operating, L.P. ("Operating Partnership") is a newly formed limited partnership organized to act as the vehicle for the consolidation of ownership and/or control of the operations and assets and liabilities of Grove Real Estate Asset Trust ("GREAT") and Grove Property Services Limited Partnership and Property Partnerships ("the Grove Companies"). These entities are expected to be the subject of a business combination in connection with the formation of an umbrella REIT (the "Company). GREAT is the sole general partner of the Operating Partnership.

2. CONSOLIDATION TRANSACTIONS

    The Consolidation Transactions constitute a series of transactions pursuant to which GREAT will become a self-administered and self-managed REIT with control over 23 multi-family residential projects and one neighborhood shopping center in the Northeastern United States. The following transactions have occurred or will occur prior to the consummation of the Consolidation Transactions.

    - The Operating Partnership was formed as a Delaware limited partnership in November 1996.

    - Pursuant to an Exchange Offer, the Operating Partnership will offer to purchase from the Limited Partners of the Property Partnerships, any and all outstanding partnership units of each of the Property Partnerships in exchange for Common Units of the Operating Partnership, or, in certain circumstances, cash. The number of Common Units to be received by a Limited Partner will be calculated based upon such partners' interest in the applicable partnership as applied to the value of the property partnership associated therewith.

      In connection with the Exchange Offer, Limited Partners who tender their partnership units will also be consenting to certain amendments of the limited partnership agreements including provisions which might otherwise restrict the Company's ability to effect the Consolidation Transactions.

    - Immediately prior to the consummation of the Consolidation Transactions, GREAT will declare and issue a stock dividend aggregating 26,250 Common Shares and concurrently effect a Stock Split of 1.125 to 1, thereby issuing on a pro rata basis a total of 95,130 Common Shares to the holders of the currently issued and outstanding 525,000 Common Shares.

    - GREAT will issue up to 3,333,333 Common Shares and/or cause the Operating Partnership to issue up to 3,333,333 Common Units to new equity investors in exchange for $30.0 million of New Equity Investment.

    - Pursuant to a Contribution Agreement among GREAT, the Grove Companies and the Operating Partnership, substantially all of the assets and operations of GREAT, the management services division of Grove Property Services Limited Partnership and the Grove Companies' interests in the Property Partnerships will be transferred to the Company.

      In exchange for the above, the Grove Companies will receive an aggregate of 934,654 Common Units in the Operating Partnership and GREAT will receive 620,130 Common Units in the Operating Partnership. Additionally, GREAT will contribute to the Operating Partnership the gross proceeds received from the New Equity Investment in exchange for a number of additional Common Units equal to the number of Common Shares issued by GREAT to the new equity investors.

                             GROVE OPERATING, L.P.

                             NOTES TO BALANCE SHEET
                                NOVEMBER 4, 1996

2. CONSOLIDATION TRANSACTIONS (CONTINUED)
    - In connection with the Consolidation Transactions, the Operating Partnership will enter into a three-year secured revolving acquisition and working capital facility of up to $25 million and an approximately $15.1 million ten-year term mortgage loan.

      The Company will use a portion of the proceeds from the New Equity Investment, together with borrowings under the new credit facilities, to paydown or refinance approximately $39.8 million of mortgage indebtedness of the Property Partnerships and to acquire certain minority interests in certain of the Property Partnerships.

                         REPORT OF INDEPENDENT AUDITORS

Partners and Owners
Grove Property Services Limited Partnership and Property Partnerships

    We have audited the accompanying combined balance sheets of Grove Property Services Limited Partnership and Property Partnerships as of December 31, 1995, and the related combined statements of income, owners' equity and cash flows for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Grove Property Services Limited Partnership and Property Partnerships at December 31, 1995, and the combined results of their operations and their cash flows for each of the two years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

Hartford, Connecticut
October 12, 1996

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                            COMBINED BALANCE SHEETS

                                                                      SEPTEMBER    DECEMBER
                                                                      30, 1996     31, 1995
                                                                     -----------  -----------
                                                                     (UNAUDITED)
                                                                          (IN THOUSANDS)
ASSETS
Real estate assets, at cost:
  Land.............................................................   $   7,735    $   7,741
  Buildings and improvements.......................................      66,632       65,242
  Furniture, fixtures and equipment................................       4,144        3,852
                                                                     -----------  -----------
                                                                         78,511       76,835
Less accumulated depreciation......................................      23,567       21,256
                                                                     -----------  -----------
  Net real estate assets...........................................      54,944       55,579
Cash and cash equivalents..........................................       1,290        2,168
Restricted cash-resident security deposits.........................         655          619
Due from related parties, net......................................                    1,434
Due from partners..................................................         884          324
Deferred costs, net of accumulated amortization of $1,570 and
  $1,349 at September 30, 1996 and December 31, 1995,
  respectively.....................................................         969        1,369
Other assets.......................................................         421          185
                                                                     -----------  -----------
Total assets.......................................................   $  59,163    $  61,678
                                                                     -----------  -----------
                                                                     -----------  -----------
LIABILITIES AND OWNERS' EQUITY
Mortgage notes payable.............................................   $  47,518    $  46,786
Accounts payable and other liabilities.............................       1,183        1,077
Due to NAVAB.......................................................         508          937
Due to related parties, net........................................         477
Resident security deposits.........................................         655          619
                                                                     -----------  -----------
Total liabilities..................................................      50,341       49,419
Owners' equity:
  General partners.................................................      (3,328)      (3,316)
  Limited partners.................................................      12,150       15,575
                                                                     -----------  -----------
                                                                          8,822       12,259
                                                                     -----------  -----------
Total liabilities and owners' equity...............................   $  59,163    $  61,678
                                                                     -----------  -----------
                                                                     -----------  -----------

                            See accompanying notes.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                         COMBINED STATEMENTS OF INCOME

                                                             NINE-MONTHS ENDED
                                                                                       YEAR ENDED
                                                               SEPTEMBER 30,          DECEMBER 31,
                                                            --------------------  --------------------
                                                              1996       1995       1995       1994
                                                            ---------  ---------  ---------  ---------
                                                                (UNAUDITED)
                                                                          (IN THOUSANDS)
Revenues:
  Rental income...........................................  $   9,644  $   8,864  $  11,965  $  11,462
  Property management.....................................      1,198        914      1,473      1,103
  Interest and other......................................        243        449        445        563
                                                            ---------  ---------  ---------  ---------
Total revenues............................................     11,085     10,227     13,883     13,128
                                                            ---------  ---------  ---------  ---------
Expenses:
  Payroll related.........................................      1,678      1,503      2,358      2,285
  Other property operating................................      2,671      2,271      2,918      2,953
  General and administrative..............................        194        255        261        271
  Real estate taxes.......................................        938        895      1,234      1,253
                                                            ---------  ---------  ---------  ---------
Total expenses............................................      5,481      4,924      6,771      6,762
                                                            ---------  ---------  ---------  ---------
                                                                5,604      5,303      7,112      6,366
Interest expense..........................................      2,807      2,861      3,829      3,817
Depreciation and amortization.............................      2,346      2,348      3,140      3,165
                                                            ---------  ---------  ---------  ---------
Income (loss) before extraordinary items..................        451         94        143       (616)
Extraordinary items-gain on restructuring of debt.........                 2,186      2,186      1,771
                                                            ---------  ---------  ---------  ---------
Net income................................................  $     451  $   2,280  $   2,329  $   1,155
                                                            ---------  ---------  ---------  ---------
                                                            ---------  ---------  ---------  ---------

                            See accompanying notes.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                COMBINED STATEMENTS OF CHANGES IN OWNERS' EQUITY

              NINE-MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED) AND
                     YEARS ENDED DECEMBER 31, 1995 AND 1994
                                 (IN THOUSANDS)

                                                                                                           TOTAL
                                                                                    GENERAL    LIMITED    OWNERS'
                                                                                   PARTNERS   PARTNERS    EQUITY
                                                                                   ---------  ---------  ---------
Owners' equity, December 31, 1993................................................  $  (2,940) $  11,123  $   8,183
Capital contributions............................................................                 2,667      2,667
Distributions....................................................................        (12)    (1,047)    (1,059)
Net income.......................................................................       (591)     1,746      1,155
                                                                                   ---------  ---------  ---------
Owners' equity, December 31, 1994................................................     (3,543)    14,489     10,946
Capital contributions............................................................          1          1          2
Distributions....................................................................        (10)    (1,008)    (1,018)
Net income.......................................................................        236      2,093      2,329
                                                                                   ---------  ---------  ---------
Owners' equity, December 31, 1995................................................     (3,316)    15,575     12,259
Capital contributions (unaudited)................................................                   855        855
Distributions (unaudited)........................................................        (23)    (4,720)    (4,743)
Net income (unaudited)...........................................................         11        440        451
                                                                                   ---------  ---------  ---------
Owners' equity, September 30, 1996 (unaudited)...................................  $  (3,328) $  12,150  $   8,822
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

                            See accompanying notes.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                       COMBINED STATEMENTS OF CASH FLOWS

                                                            NINE-MONTHS ENDED    YEAR ENDED DECEMBER
                                                               SEPTEMBER 30               31
                                                           --------------------  --------------------
                                                             1996       1995       1995       1994
                                                           ---------  ---------  ---------  ---------
                                                               (UNAUDITED)
                                                                         (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income...............................................  $     451  $   2,280  $   2,329  $   1,155
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Depreciation and amortization..........................      2,346      2,348      3,140      3,165
  Gain on restructuring of debt..........................                (2,186)    (2,186)    (1,771)
  Decrease (increase) in assets:
    Other assets.........................................       (236)      (313)       (25)       111
  (Decrease) increase in liabilities:
    Accounts payable and other liabilities...............        107        152         59       (312)
    Due to related parties, net..........................      1,911       (285)      (502)        (1)
                                                           ---------  ---------  ---------  ---------
Net cash provided by operating activities................      4,579      1,996      2,815      2,347

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of real estate assets...........................     (1,312)      (910)    (3,004)    (6,015)
Payment for deferred costs...............................                  (389)      (415)      (391)
                                                           ---------  ---------  ---------  ---------
Net cash used in investing activities....................     (1,312)    (1,299)    (3,419)    (6,406)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of mortgage notes..............................       (558)    (7,110)    (7,655)    (5,791)
Proceeds from mortgage notes.............................      1,290      5,800      7,800      8,725
Payment for financing costs..............................                  (131)      (256)      (104)
Due from partners........................................       (560)       116        750        (13)
Due to NAVAB.............................................       (429)       753      1,171       (461)
Distributions to owners..................................     (4,743)      (759)    (1,018)    (1,059)
Capital contributions....................................        855                     2      2,667
                                                           ---------  ---------  ---------  ---------
Net cash provided by (used in) financing activities......     (4,145)    (1,331)       794      3,964
                                                           ---------  ---------  ---------  ---------
Net increase (decrease) in cash and cash equivalents.....       (878)      (634)       190        (95)
Cash and cash equivalents, beginning of year.............      2,168      1,978      1,978      2,073
                                                           ---------  ---------  ---------  ---------
Cash and cash equivalents, end of year...................  $   1,290  $   1,344  $   2,168  $   1,978
                                                           ---------  ---------  ---------  ---------
                                                           ---------  ---------  ---------  ---------

SUPPLEMENTAL INFORMATION
Cash paid during the year for interest...................  $   2,599  $   2,729  $   3,883  $   3,817
                                                           ---------  ---------  ---------  ---------
                                                           ---------  ---------  ---------  ---------

                            See accompanying notes.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

1. BASIS OF PRESENTATION

    Grove Property Services Limited Partnership and Property Partnerships (the "Group") combined financial statements include the accounts of various partnerships; it is not a separate legal entity. "Property Partnerships" is a combination of affiliated entities that have ownership interests principally in multifamily communities in the Connecticut, Massachusetts and Rhode Island areas. The accounts are presented on a combined basis because all of the communities are managed by Grove Property Services Limited Partnership (GPS) whose general partners have a controlling interest in each of the communities and because these communities are expected to be the subject of a business combination in connection with the formation of an umbrella REIT (the "Company"). Each of the communities are expected to be substantially owned by a newly formed Operating Partnership, which will be owned, in part, by the Company. The Company intends to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended.

    The business combination is structured so that the partners will receive cash, limited partnership interests in Grove Operating, L.P. (the "Operating Partnership" which will hold substantially all of the operating assets of the Company), or a combination thereof. The Company will be the sole general partner of the Operating Partnership.

    In addition to GPS, and Grove Longmeadow Associates, a neighborhood shopping center, the following limited partnerships have been included in the combined financial statements:

                                                                                                         NUMBER OF
LIMITED PARTNERSHIP NAME                                        EXISTING COMMUNITY NAME                 APARTMENTS
-------------------------------------------------  -------------------------------------------------  ---------------

Avonplace Associates.............................  Avonplace                                                   146
Burgundy Associates..............................  Burgundy Studios                                            102
Grove-Ellington Associates.......................  Arbor Commons                                                28
Grove-Enfield Associates.........................  Fox Hill Apartments                                         168
Grove-Manchester Associates......................  208-210 Main Street Apartments                               28
Grove-Newington Associates.......................  Woodbridge Apartments                                        73
Grove Opportunity Fund II........................  Dean Estates II                                              58
                                                   Royale Apartments                                            76
                                                   Talcott Forest                                               19
Grove-Plainville Associates......................  Colonial Village Apartments                                 104
Grove Properties III.............................  Bradford Commons                                             64
                                                   Loomis Manor                                                 43
Grove Taunton Associates.........................  Dean Estates                                                 48
Grove-Vernon Associates..........................  Fox Hill Commons                                             74
Grove-West Hartford Associates...................  Park Place West                                              63
Grove-West Springfield Associates................  Van Deene Manor                                             109
Grove-Westfield Associates.......................  Security Manor                                               63
Grove-Westwynd Associates........................  Westwynd Apartments                                          46
Shoreline London Associates......................  Ocean Reef                                                  163
Nautilus Properties..............................  Sandalwood*                                                  39

------------------------

*   Available for lease August 1996.

    All significant intercompany accounts and transactions have been eliminated in combination.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                               DECEMBER 31, 1995

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DEPRECIATION OF REAL ESTATE ASSETS

    Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized and depreciated over their estimated useful lives. Depreciation of real estate is computed principally on a straight-line basis over the expected useful lives of depreciable property, which ranges from 15 to 39 years for buildings, improvements and land improvements and 5 to 7 years for furnishings and equipment.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

    In March 1995, the Financial Accounting Standards Board issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company adopted Statement 121 in the first quarter of 1996. The effect of adoption on the financial statements was not material.

REVENUE RECOGNITION

    Rental income attributable to leases is recognized on a straight-line basis over the terms of the leases. Residential leases are for periods of up to one year. Commercial leases are generally for periods of 5 to 10 years.

CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all highly liquid debt investments with original maturities of three months or less from the date of purchase.

DEFERRED COSTS

    Deferred costs consist of organization costs and costs incurred in obtaining long-term financing. Deferred financing costs are amortized over the term of the related mortgage loan obligation. Organization costs are amortized over 5 years.

INCOME TAXES

    The Group is owned by various partnerships whose partners are required to include their respective share of profits and losses in their individual income tax returns. Accordingly, no federal or state income taxes have been provided in the accompanying combined financial statements.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                               DECEMBER 31, 1995

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
PARTNERSHIP AGREEMENTS

    The net income or loss for each partnership is allocated in accordance with the provisions of the partnership agreements. Such amounts are allocated to the general and limited partners based on distribution percentages ranging from 1% to 15% for general partners and 85% to 99% for limited partners.

3. DUE TO AND FROM RELATED PARTIES AND NAVAB

    Certain properties managed by GPS are not included in the Group. Due to/from related parties represent costs paid by the Group on behalf of these properties, property expense and other advances from the Group to those properties, and management fees owed to the Group by those properties.

    An affiliate of the Group, NAVAB, periodically loans funds to the partnerships under their line of credit. These loans generally bear interest at 2.5% above the prime rate. Interest paid to NAVAB was $115,600 and $156,500 for the years ended December 31, 1995 and 1994, respectively and $74,700 and $29,500 for the nine months ended September 30, 1996 and 1995 (unaudited), respectively.

4. MORTGAGE NOTES PAYABLE

    The Group's mortgage notes at December 31, 1995 and September 30, 1996 (unaudited) consist of the following:

                                                       SEPTEMBER    DECEMBER
                                                          30,          31,
                                                         1996         1995
                                                      -----------  -----------
                                                      (UNAUDITED)
                                                           (IN THOUSANDS)
Mortgage notes payable at fixed interest rates
  ranging from 7.09% to 7.5%, payable in varying
  amounts through December 2003.....................   $   6,061    $   6,068
Mortgage notes payable with floating interest rates
  (7.22% to 9.27% at December 31, 1995), payable in
  varying amounts through November 2005.............      41,457       40,718
                                                      -----------  -----------
                                                       $  47,518    $  46,786
                                                      -----------  -----------
                                                      -----------  -----------

    Each of the mortgage notes is collateralized by a first mortgage on separate communities. Certain loans are guaranteed in whole or part by individuals affiliated with the Group. Such guarantees aggregate approximately $29.5 and
29.8 million at September 30, 1996 and December 31, 1995, respectively.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                               DECEMBER 31, 1995

4. MORTGAGE NOTES PAYABLE (CONTINUED)
    Principal maturities as of December 31, 1995 are as follows (IN THOUSANDS):

1996...............................................................  $     662
1997...............................................................        721
1998...............................................................        778
1999...............................................................      4,844
2000...............................................................        923
Thereafter.........................................................     38,858
                                                                     ---------
                                                                     $  46,786
                                                                     ---------
                                                                     ---------

5. RELATED PARTY TRANSACTIONS

    GPS performs management services for certain communities not included in the Group. Management fees received from these communities were $891,300 and $747,200 for the years ended December 31, 1995 and 1994, respectively, and $754,600 and $708,400 for the nine-months ended September 30, 1996 and 1995 (unaudited), respectively.

    The Group leases office space from an affiliate at $4,000 per month.

6. EXTRAORDINARY GAIN

    The Group recognized gains during 1995 and 1994 relating to restructuring of debt on various mortgage notes due to banks. The total amount due to banks consisted of $11,112,000 of principal and interest in 1995 and $6,257,000 of principal and interest in 1994. The Group paid $8,926,000 and $4,486,000, in 1995 and 1994, respectively, in satisfaction of the notes, resulting in extraordinary gains of $2,186,000 and $1,771,000, respectively.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following disclosures of estimated fair value were determined by management using available market information and appropriate valuation methodologies. Judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Group could realize on disposition of the financial instruments. The use of different market assumptions and/or estimation methodolgies may have a material effect on the estimated fair value amounts.

    Cash equivalents, accounts receivable, accounts payable and other accruals, and mortgage notes are carried at amounts that approximate their fair values. Fair values were estimated using discounted cash flow analyses, based on interest rates currently available to the Group for issuance of debt with similar terms and remaining maturities.

8. SUBSEQUENT EVENTS

    In October 1996, the Group obtained additional mortgage loans for two of its properties aggregating $1.24 million. The loans bear interest at a LIBOR based rate and are due in 2005.

     GROVE PROPERTY SERVICES LIMITED PARTNERSHIP AND PROPERTY PARTNERSHIPS

                               DECEMBER 31, 1995

9. LEASES

    Future minimum lease payments to be received on noncancelable commercial leases with terms greater than one year consist of the following at December 31, 1995:

1996............................................................  $1,030,300
1997............................................................    910,800
1998............................................................    787,800
1999............................................................    779,300
2000............................................................    670,200
Thereafter......................................................  2,487,900
                                                                  ---------
                                                                  $6,666,300
                                                                  ---------
                                                                  ---------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Shareholders and Board of Directors
  of Grove Real Estate Asset Trust
Hartford, Connecticut

    We have audited the accompanying statements of income, partners' equity and cash flows of Grove Cambridge Associates Limited Partnership for the year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and csh flows of Grove Cambridge Associates Limited Partnership for the year ended December 31, 1994 in conformity with generally accepted accounting principals.

                                          BDO SEIDMAN, LLP

December 8, 1995
New York, New York

                         REPORT OF INDEPENDENT AUDITORS

Partners
Grove Cambridge Associates Limited Partnership

    We have audited the accompanying balance sheet of Grove Cambridge Associates Limited Partnership as of December 31, 1995, and the related statements of operations, partners' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grove Cambridge Associates Limited Partnership at December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Hartford, Connecticut
October 12, 1996

                 GROVE CAMBRIDGE ASSOCIATES LIMITED PARTNERSHIP

                                 BALANCE SHEET

                               DECEMBER 31, 1995

                                          ASSETS
Real estate assets, at cost:
  Land..........................................................................  $ 504,301
  Buildings and improvements....................................................  4,700,870
  Furniture, fixtures and equipment.............................................     78,880
                                                                                  ---------
                                                                                  5,284,051
  Less: accumulated depreciation................................................  1,120,190
                                                                                  ---------
      Net real estate assets....................................................  4,163,861
Cash and cash equivalents.......................................................     14,033
Deferred charges, net of accumulated amortization of $17,082....................     27,454
Other assets....................................................................        200
                                                                                  ---------
      Total assets..............................................................  $4,205,548
                                                                                  ---------
                                                                                  ---------
                        LIABILITIES AND PARTNERS' EQUITY (DEFICIT)
Liabilities:
  Mortgage payable..............................................................  $2,968,307
  Accounts payable, and other liabilities.......................................     89,647
  Loans payable--affiliates.....................................................  1,170,942
  Other liabilities.............................................................     53,813
                                                                                  ---------
      Total liabilities.........................................................  4,282,709
                                                                                  ---------
Partners' equity (deficit):
  General partner...............................................................       (773)
  Limited partners..............................................................    (76,388)
                                                                                  ---------
      Total partners' equity (deficit)..........................................    (77,161)
                                                                                  ---------
        Total liabilities and partners' equity (deficit)........................  $4,205,548
                                                                                  ---------
                                                                                  ---------

                             See accompanying notes

                 GROVE CAMBRIDGE ASSOCIATES LIMITED PARTNERSHIP

                            STATEMENTS OF OPERATIONS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                            1995          1994
                                                                                         -----------  ------------
Revenues:
  Rental income........................................................................  $   745,655  $    719,720
  Interest and other income............................................................       15,722        31,317
                                                                                         -----------  ------------
    Total revenues.....................................................................      761,377       751,037
                                                                                         -----------  ------------
Expenses:
  Property operating and maintenance...................................................      223,143       245,642
  Real estate taxes....................................................................       60,839        58,740
  Related party management fees........................................................       46,556        42,469
                                                                                         -----------  ------------
    Total expenses.....................................................................      330,538       346,851
                                                                                         -----------  ------------
                                                                                             430,839       404,186

Interest expense.......................................................................      408,941       322,285
Depreciation and amortization..........................................................      186,628       186,625
                                                                                         -----------  ------------
Loss before extraordinary item.........................................................     (164,730)     (104,724)
Extraordinary item:
  Gain on restructuring of debt........................................................                  1,033,566
                                                                                         -----------  ------------
Net income (loss)......................................................................  $  (164,730) $    928,842
                                                                                         -----------  ------------
                                                                                         -----------  ------------

                            See accompanying notes.

                 GROVE CAMBRIDGE ASSOCIATES LIMITED PARTNERSHIP

              STATEMENTS OF CHANGES IN PARTNERS' EQUITY (DEFICIT)

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                GENERAL     LIMITED
                                                                               PARTNERS    PARTNERS       TOTAL
                                                                               ---------  -----------  -----------
Balance, December 31, 1993...................................................  $  (8,414) $  (832,859) $  (841,273)
    Net income...............................................................      9,288      919,554      928,842
                                                                               ---------  -----------  -----------
Balance, December 31, 1994...................................................        874       86,695       87,569
    Net loss.................................................................     (1,647)    (163,083)    (164,730)
                                                                               ---------  -----------  -----------
Balance, December 31, 1995...................................................  $    (773) $   (76,388) $   (77,161)
                                                                               ---------  -----------  -----------
                                                                               ---------  -----------  -----------

                            See accompanying notes.

                 GROVE CAMBRIDGE ASSOCIATES LIMITED PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                                                            1995         1994
                                                                                         -----------  -----------
Cash flows from operating activities:
  Net income (loss)....................................................................  $  (164,730) $   928,842
  Adjustments to reconcile net income (loss) to net cash provided by operating activities:
    Depreciation and amortization......................................................      186,628      186,625
    Gain on restructuring of debt......................................................      --        (1,033,566)
      Decrease in other assets.........................................................        8,929       10,713
      Increase (decrease) in accounts payable and other liabilities....................       11,625       (9,537)
                                                                                         -----------  -----------
        Net cash provided by operating activities......................................       42,452       83,077
                                                                                         -----------  -----------
Cash flows from investing activities:
  Expenditures for building and other improvements.....................................      (36,884)     (27,693)
  Payment for deferred costs...........................................................       (3,083)     (32,653)
                                                                                         -----------  -----------
        Net cash used in investing activities..........................................      (39,967)     (60,346)
                                                                                         -----------  -----------
Cash flows from financing activities:
  Repayment of mortgages and notes payable.............................................      (28,364)     (82,165)
  Increase in loans from affiliates....................................................       20,627       56,806
                                                                                         -----------  -----------
        Net cash used in financing activities..........................................       (7,737)     (25,359)
                                                                                         -----------  -----------
Net decrease in cash and cash equivalents..............................................       (5,252)      (2,628)
Cash and cash equivalents, beginning of year...........................................       19,285       21,913
                                                                                         -----------  -----------
Cash and cash equivalents, end of year.................................................  $    14,033  $    19,285
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                            See accompanying notes.

                 GROVE CAMBRIDGE ASSOCIATES LIMITED PARTNERSHIP

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRESENTATION AND NATURE OF BUSINESS

    Grove Cambridge Associates Limited Partnership ("CAMBRIDGE" or the "partnership") owns and operates an apartment complex in Norwich, CT (the "property").

ALLOCATIONS AND DISTRIBUTIONS

    The net income or loss of the partnership is allocated in accordance with the provisions of the partnership agreement. In general, these amounts are allocated on a pro-rata basis in proportion to the equity interest held by each general or limited partner.

DEPRECIATION OF REAL ESTATE ASSETS

    Expenditures for additions, renewals and betterment's are capitalized; expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed on the straight-line method over the estimated useful lives of the assets as follows:

                                                                                          YEARS
                                                                                        ---------
Buildings and improvements............................................................      20-30
Land improvements.....................................................................         15
Furnishings and equipment.............................................................        5-7

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARD

    In March 1995, the Financial Accounting Standards Board issued Statement No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company adopted Statement 121 in the first quarter of 1996. The effect of adoption on the financial statements was not material.

REVENUE RECOGNITION

    Revenues, consisting primarily of rentals for apartments, are recognized on a straight-line basis over the term of lease, generally for one year.

INCOME TAXES

    The activities of the partnership are included in the respective tax returns of the partners and no Federal income taxes are provided or imposed at the partnership level.

CASH AND CASH EQUIVALENTS

    For purposes of the statements of cash flows, the partnership considers all highly liquid debt instruments with an original maturity of three months or less from the date of purchase to be cash equivalents.

                 GROVE CAMBRIDGE ASSOCIATES LIMITED PARTNERSHIP

                               DECEMBER 31, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. MORTGAGE PAYABLE

    The outstanding mortgage payable of $2,968,307 is secured by a first mortgage lien on the Property and is personally guaranteed by certain officers and stockholders of one of the general partners. Monthly payments, based on a 25-year amortization table, are due through November 1999, at which time the remaining principal balance becomes due and payable. The loan bears interest at a fixed interest rate of 9.27% through November 1996, after which, at the option of the Partnership, is adjusted annually at a rate equal to 2.4% over the one year U.S. Treasury Securities rate or 2% over the bank's costs of funds rate.

    Principal payments are as follows:

1996............................................................  $  35,099
1997............................................................     38,495
1998............................................................     42,219
1999............................................................  2,852,494
                                                                  ---------
                                                                  $2,968,307
                                                                  ---------
                                                                  ---------

    In September 1994, the partnership completed a bank debt restructuring through an affiliate. The partnership paid $3,000,000 in full satisfaction of the principal and interest obligations to the bank, which totaled $4,033,566, resulting in an extraordinary gain of $1,033,566.

    In November 1994, the affiliate transferred its loan to an unaffiliated lending institution. During 1994, the partnership made payments aggregating approximately $85,000 to the affiliate, including $68,820 of interest.

3. RELATED PARTY TRANSACTIONS

    The partnership agreement provides for a management fee and bookkeeping fee based on the gross monthly revenues (as defined) to be paid to a related party.

    An affiliate of Cambridge periodically loans funds to the partnership under its $1.5 million line of credit. These loans generally bear interest at 2.5% above the prime rate, however, the affiliate has waived the interest during certain periods. Borrowings under this line of credit were $570,228 at December 31, 1995.

    The partnership has notes payable to other affiliates totaling $600,714. Those notes are principally due on demand and are no-interest bearing.

4. SUBSEQUENT EVENT

    On January 12, 1996, the partnership sold its assets and operations to Grove Real Estate Asset Trust ("GREAT"). The principals of GREAT are also principals of Cambridge. The selling price was $4,250,000 in cash.

                                                                      APPENDIX I

                         GROVE REAL ESTATE ASSET TRUST
                           THIRD AMENDED AND RESTATED
                              DECLARATION OF TRUST
                            Dated             , 1997

    THIS THIRD AMENDED AND RESTATED DECLARATION OF TRUST is made in conformity with the provisions of Section 12.5 hereof, as of the date set forth above by the undersigned Trust Managers.

                                   ARTICLE I
                         THE TRUST; CERTAIN DEFINITIONS

    SECTION 1.1 Name. The name of the trust (the "TRUST") is:

                              GROVE PROPERTY TRUST

    SECTION 1.2 Resident Agent. The name and address of the resident agent of the Trust in the State of Maryland is the CT Corporation System, Maryland, 32 South Street, Baltimore, Maryland 21202. The Trust may have such offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

    SECTION 1.3 Nature of Trust. The Trust is a real estate investment trust within the meaning of "Title 8", defined below.

    SECTION 1.4 Powers. The Trust shall have all of the powers granted to real estate investment trusts generally by Title 8 and shall have any other and further powers as are not inconsistent with Title 8 or other applicable law.

    SECTION 1.5 Definitions. As used in this Declaration of Trust, the following terms shall have the following meanings unless the context otherwise requires:

    "AFFILIATE" or "AFFILIATED" means, as to any corporation, partnership, trust or other association (other than the Trust), any Person (i) that holds beneficially, directly or indirectly, 5% or more of the outstanding stock or equity interests thereof or (ii) who is an officer, director, partner or trustee thereof or of any Person which controls, is controlled by, or is under common control with, such corporation, partnership, trust or other association or (iii) which controls, is controlled by, or is under common control with, such corporation, partnership, trust or other association.

    "BOARD OF TRUST MANAGERS" means the Board of Trust Managers of the Trust.

    "BYLAWS" means the Bylaws of the Trust, as amended.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "DECLARATION" or "DECLARATION OF TRUST" means this Declaration Trust, including any amendments or supplements hereto.

    "EXECUTIVE OFFICERS" means Damon D. Navarro, Brian Navarro, Edmund Navarro, Joseph LaBrosse and Gerald McNamara.

    "INDEPENDENT TRUST MANAGER" means a member of the Board of Trust Managers of the Trust which is not employed by or affiliated with the Trust or an Affiliate of the Trust.

    "PERSON" means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 508(a) of the Code, joint stock company or other entity, or any government and agency or political subdivision thereof.

    "REIT PROVISIONS OF THE CODE" means Section 856 through 860 of the Code and any other successor provisions of the Code relating to real estate investment trust (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

    "SECURITIES" means Shares (defined below), any stock, shares or other evidences of equity, beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

    "SECURITIES OF THE TRUST" means any securities issued by the Trust.

    "SHAREHOLDERS" means holders of record of Shares.

    "SHARES" means transferable shares of beneficial interest of the Trust of any class or series.

    "TITLE 8" means Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, or any successor statute.

    "TRUST MANAGER" means, individually, an individual, and "TRUST MANAGERS" means, collectively, the individuals, in each case, as named in Section 2.2 of this Declaration so long as they continue in office and any and all other individuals who have been duly elected and qualify as Trust Managers of the Trust hereunder.

    "TRUST PROPERTY" means any and all property, real, personal or otherwise, tangible or intangible, which is transferred or conveyed to the Trust or the Trust Managers (including all rents, income, profits and gains therefrom), which is owned or held by, or for the account of, the Trust or the Trust Managers.

                                   ARTICLE II
                                 TRUST MANAGERS

    SECTION 2.1 Number, Composition. The number of Trust Managers initially shall be five, which number may thereafter be increased or decreased by the Trust Managers then in office from time to time; however, the total number of Trust Managers shall be not less than two and not more than 15. No reduction in the number of Trust Managers shall cause the removal of any Trust Managers from office prior to the expiration of his term.

    At all times after the date of closing of the Initial Public Offering (as defined herein), the composition of the Board of Trust Managers shall consist of a majority of Independent Trust Managers.

    SECTION 2.2 Term. At each Annual Meeting of Shareholders, the successors to the class of Trust Managers whose term expires at such Meeting shall be elected to hold office for a term expiring at the annual Meeting of Shareholders held in the third year following the year of their election and the other Trust Managers shall continue in office.

    SECTION 2.3 Resignation, Removal or Death. Any Trust Manager may resign by written notice to the remaining Trust Managers, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. A Trust Manager may be removed, only with Cause (as hereinafter defined), at a Meeting of the Shareholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Shares then outstanding and entitled to vote in the election of Trustees. As used herein, "CAUSE" shall mean
(a) material theft, fraud or embezzlement or active and deliberate dishonesty by a Trust Manager; (b) habitual neglect of duty by a Trust Manager having a material and adverse significance to the Trust; or (c) the conviction of a Trust Manager of a felony or of any crime involving moral turpitude. Upon the incapacity, death, resignation or removal of any Trust Manager, or his otherwise ceasing to be a Trust Manager, he shall automatically cease to have any right, title or interest in and to the Trust Property and shall execute and deliver such documents as the remaining Trust Managers require for the conveyance of any Trust Property held in his name, and shall account to the remaining Trust Managers as they require for all property which he holds as Trust Manager.

    SECTION 2.4 Legal Title. Legal title to all Trust Property shall be vested in the Trust, but the Trust may cause legal title to any Trust Property to be held by or in the name of any or all of the Trust Managers or any other Person as nominee. Any right, title or interest of the Trust Managers in and to the Trust Property shall automatically vest in successor and additional Trust Managers upon their qualification and acceptance of election or appointment as Trust Managers, and they shall thereupon have all the right and obligations of Trust Managers, whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trust Managers may be filed with the records of the Trust and in such other offices, agencies or places as the Trust or Trust Managers may deem necessary or desirable.

                                  ARTICLE III
                            POWERS OF TRUST MANAGERS

    Subject to the express limitations herein or in the Bylaws, (1) the business and affairs of the Trust shall be managed under the direction of the Board of Trust Managers and (2) the Trust Managers shall have full, exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust as if they, in their own right, were the sole owners thereof. The Trustees may take any actions as in their sole judgment and discretion are necessary or desirable to conduct the business of the Trust. This Declaration of Trust shall be construed with a presumption in favor of the grant of power and authority to the Trust Managers. Any construction of this Declaration or determination made in good faith by the Trust Managers concerning their powers and authority hereunder shall be conclusive. The powers of the Trust Managers shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of this Declaration or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Trust Managers under the general laws of the State of Maryland as now or hereafter in force.

                                   ARTICLE IV
                               INVESTMENT POLICY

    The fundamental investment policy of the Trust is to make investments in such a manner as to comply with the REIT Provisions of the Code and with the requirements of Title 8 with respect to the composition of the Trust's investments and the derivation of its income. Subject to Section 6.7, the Trust Managers shall use their best efforts to carry out this fundamental investment policy and to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for the tax treatment provided in the REIT Provisions of the Code; PROVIDED, HOWEVER, that no Trust Manager, officer, employee or agent of the Trust shall be liable for any action or omission resulting in the loss of tax benefits under the Code, except to the extent provided in Section 11.2. The Trust Managers may change from time to time, either by resolution or by amendment to the Bylaws of the Trust, such investment policies as they determine to be in the best interest of the Trust, including prohibitions or restrictions upon certain types of investments.

                                   ARTICLE V
                                     SHARES

    SECTION 5.1 Authorized Shares. The total number of Shares which the Trust has authority to issue is 14,000,000 shares, of which 10,000,000 are Common Shares, $.01 par value per share (each, a "COMMON SHARE" or collectively, "COMMON SHARES"), and 4,000,000 are Preferred Shares, $.01 par value per share (each a "PREFERRED SHARE" or collectively, "PREFERRED SHARES").

    SECTION 5.2 Common Shares. Subject to the provisions of Article VII regarding Excess Shares (as such term is defined therein), each Common Share shall entitle the holder thereof to one vote. Holders of Common Shares shall not be entitled to cumulative voting.

    SECTION 5.3 Preferred Shares. Preferred Shares may be issued, from time to time, in one or more series, as authorized by the Board of Trust Managers. Prior to issuance of Preferred Shares of each series, the Board of Trust Managers, by resolution, shall designate that series of Preferred Shares to distinguish it from all other series and classes of Preferred Shares, shall specify the number of Preferred Shares to be included in the series and, subject to the provisions of Article VII regarding Excess Shares, shall set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption.

    SECTION 5.4 Classification or Reclassification of Unissued Shares. Subject to the express terms of any series of Preferred Shares or any class of Common Shares outstanding at the time and notwithstanding any other provision of the Declaration of Trust, the Board of Trust Managers may increase or decrease the number of, alter the designation of or classify or reclassify any unissued Shares by setting or changing, in any one or more respects, from time to time before issuing the Shares, and subject to the provisions of Article VII regarding Excess Shares, the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any series or class of Shares.

    SECTION 5.5 Declaration of Trust and Bylaws. All persons who acquire Shares shall acquire the same subject to the provisions of this Declaration of Trust and the Bylaws.

                                   ARTICLE VI
                       PROVISIONS FOR DEFINING, LIMITING
                      AND REGULATING CERTAIN POWERS OF THE
                TRUST AND OF THE SHAREHOLDERS AND TRUST MANAGERS

    SECTION 6.1 Authorization by Board of Share Issuance. The Board of Trust Managers may authorize the issuance from time to time of Shares of any class, whether now or hereafter authorized, or securities convertible into Shares of any class, whether now or hereafter authorized, for such consideration as the Board of Trust Managers may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in this Declaration of Trust or in the Bylaws or in the general corporation laws or other laws of the State of Maryland affecting or having application to real estate investment trusts.

    SECTION 6.2 Preemptive and Appraisal Rights. Except as may be provided by the Board of Trust Managers in authorizing the issuance of Preferred Shares pursuant to Section 5.3, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Trust which the Trust may issue or sell or (b), except as expressly required by Title 8, have any right to require the Trust to pay him the fair value of his Shares in an appraisal or similar proceeding.

    SECTION 6.3 Advisor or Property Management Agreements. Subject to such approval of the Shareholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Trust Managers may authorize the execution and performance by the Trust of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization, whether or not an Affiliate of the Trust (each, an "ADVISOR"), whereby, subject to the supervision and control of the Board of Trust Managers, any such Advisor shall render or make available to the Trust managerial, investment, advisory and/or related services, office space, and property management services, and other services and facilities (including, if deemed advisable by the Board of Trust Managers, the management or supervision of the investments of the Trust) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Trust Managers, the compensation payable thereunder by the Trust), subject to the provisions of Section 11.6.

    SECTION 6.4 Related Party Transactions.

    (a) Without limiting any other procedures available by law or otherwise to the Trust, the Board of Trust Managers may authorize any agreement of the character described in Section 6.3 or any other transaction with any Advisor, although one or more of the Trust Managers or officers of the Trust may be a party to such agreement or may be an officer, director, stockholder or member of such Advisor, and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if the existence is disclosed or known to the Board of Trust Managers, and the contract or transaction is approved by the Board of Trust Managers (including the affirmative vote of a majority of the Independent Trust Managers, even if they constitute less than a quorum of the Board). Any Trust Manager who is also a director, officer, stockholder or member of an Advisor or other entity with whom the Trust proposes to engage in business may be counted in determining the existence of a quorum at any meeting of the Board of Trust Managers considering such matter.

    (b) Subsequent to the Closing Date (as defined herein), the affirmative vote of a majority of the Independent Trust Managers (even if they constitute less than a quorum of the Board) shall be required to approve the purchase by the Trust or its subsidiaries of any multifamily residential or mixed-use properties, the ownership of which is under the control, whether directly or indirectly, of Messrs. Damon D. Navarro and Joseph R. LaBrosse or any of the Executive Officers of the Trust, or their respective Affiliates.

    SECTION 6.5 Determinations by Board. The determination as to any of the following matters, made in good faith by, or pursuant to the direction of, the Board of Trust Managers consistent with this Declaration of Trust and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: (a) the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions with respect to Shares; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged);
(d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust; and (e) any matters relating to the acquisition, holding and disposition of any assets by the Trust.

    The affirmative vote of a majority of the Independent Trust Managers, even if they constitute less than a quorum, shall be required to approve any and all matters for which approval by the Board of Trust Managers is required by this Declaration of Trust.

    SECTION 6.6 Reserved Powers of Board. The enumeration and definition of powers of the Board of Trust Managers included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the Declaration of Trust, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Trust Managers under the general laws of the State of Maryland as now or hereafter in force.

    SECTION 6.7 REIT Qualification. The Board of Trust Managers shall use its reasonable best efforts to cause the Trust and the Shareholders to qualify for federal income tax treatment in accordance with the REIT Provisions of the Code. In furtherance of the foregoing, the Board of Trust Managers shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Trust as a REIT, including amending the provisions of this Declaration of Trust as provided in Article IX; provided, however, that if the Board of Trust Managers determines that it is no longer in the best interests of the Trust for it to continue to qualify as a REIT, the Board of Trust Managers may revoke or otherwise terminate the Trust's REIT election.

                                  ARTICLE VII
                     RESTRICTIONS ON OWNERSHIP AND TRANSFER
                            TO PRESERVE TAX BENEFIT

    SECTION 7.1 Definitions. For the purposes of this Article VII, the following terms shall have the following meanings:

    "BENEFICIAL OWNERSHIP" shall mean ownership of Equity Shares by a Person who is or would be treated as an owner of such Equity Shares either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Own," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

    "CHARITABLE BENEFICIARY" shall mean one or more beneficiaries of a Special Trust as determined pursuant to Section 7.3(f) of this Article VII.

    "CLOSING DATE" shall mean the time and date of the payment for and delivery of Common Shares issued pursuant to the Initial Public Offering.

    "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

    "CONSTRUCTIVE OWNERSHIP" shall mean ownership of Equity Shares by a Person who is or would be treated as an owner of such Equity Shares either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Own," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

    "DEFERRED STOCK GRANT" means a grant, pursuant to the Trust's 1996 Share Incentive Plan of Common Shares.

    "EQUITY SHARES" shall mean Common Shares and/or Preferred Shares.

    "EXECUTIVE OFFICERS" shall mean Damon Navarro, Brian Navarro, Edmund Navarro, Joseph LaBrosse and Gerald McNamara.

    "EXECUTIVE OFFICER OWNERSHIP LIMIT" means    % (by value or by number of
Shares, whichever is more restrictive) of the outstanding Equity Shares of the Trust.

    "INITIAL PUBLIC OFFERING" shall mean the sale of Common Shares pursuant to the Trust's first effective registration statement for such Common Shares filed under the Securities Act of 1933, as amended, on Form SB-2 in June 1994.

    "IRS" means the United States Internal Revenue Service.

    "MARKET PRICE" shall mean the last reported sales price reported on the Emerging Company Marketplace of the American Stock Exchange, Inc. (the "AMEX"), or otherwise on the AMEX, of the Common Shares, or Preferred Shares, as the case may be, on the trading day immediately preceding the relevant date, or if not then traded on the AMEX, the last reported sales price of the Common Shares, or Preferred Shares, as the case may be, on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Shares, or Preferred Shares, as the case may be, may be traded, or if not then traded over any exchange or quotation system, then the market price of the Common Shares, or Preferred Shares, as the case may be, on the relevant date as determined in good faith by the Board of Trust Managers.

    "OPTION" means an option, granted pursuant to the Trust's 1994 Share Option Plan or 1996 Share Incentive Plan, to acquire Common Shares.

    "OWNERSHIP LIMIT" shall mean 5.0% (by value or by number of shares, whichever is more restrictive) of the outstanding Equity Shares of the Trust.

    "PARTNERSHIP AGREEMENT" shall mean the Agreement of Limited Partnership of Grove Operating, L.P., of which the Trust is the sole general partner, dated as
of             , 1996, as such agreement may be amended from time to time.

    "PERSON" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of the Common Shares, or Preferred Shares, as the case may be, provided that the ownership of Common Shares, or Preferred Shares, as the case may be, by such underwriter would not result in the Trust being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Trust failing to qualify as a REIT.

    "PURPORTED BENEFICIAL TRANSFEREE" shall mean, with respect to any purported Transfer which results in a transfer to a Special Trust, as provided in Section 7.2(b) of this Article VII, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned Equity Shares, if such Transfer had been valid under Section 7.2(a) of this Article VII.

    "PURPORTED RECORD TRANSFEREE" shall mean, with respect to any purported Transfer which results in a transfer to a Special Trust, as provided in Section 7.2(b) of this Article VII, the record holder of the Equity Shares if such Transfer had been valid under Section 7.2(a) of this Article VII.

    "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code.

    "RESTRICTION TERMINATION DATE" shall mean the first day after the Closing Date on which the Board of Trust Managers determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT.

    "TRANSFER" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Shares, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Shares or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Equity Shares), whether voluntary or involuntary, whether of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Equity Shares), and whether by operation of law or otherwise.

    "SPECIAL TRUST" shall mean each of the trusts provided for in Section 7.3 of this Article VII.

    "TRUSTEE" shall mean the Person unaffiliated with the Trust, the Purported Beneficial Transferee, and the Purported Record Transferee, that is appointed by the Trust to serve as trustee of a Special Trust.

    Section 7.2 Restrictions on Ownership and Transfers.

    (a) From the Closing Date and prior to the Restriction Termination Date:

        (i) except as provided in Section 7.9 of this Article VII, (i) no Person (other than an Executive Officer) shall Beneficially Own Equity Shares in excess of the Ownership Limit and (ii) no Executive Officer shall, nor shall all of the Executive Officers, in the aggregate, Beneficially Own Equity Shares in excess of the Executive Officer Ownership Limit;

        (ii) except as provided in Section 7.9 of this Article VII, no Person shall Constructively Own in excess of 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding Equity Shares of the Trust; and

        (iii) no Person shall Beneficially or Constructively Own Equity Shares to the extent that such Beneficial or Constructive Ownership would result in the Trust being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Trust (either directly or indirectly through one or more partnerships) from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

    (b) If, during the period commencing on the Closing Date and prior to the Restriction Termination Date, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the AMEX) or other event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Equity Shares in violation of Section 7.2(a) of this
Article VII, (i) then that number of Equity Shares that otherwise would cause such Person to violate Section 7.2(a) of this Article VII (rounded up to the nearest whole share) shall be automatically transferred to a Special Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such Equity Shares or (ii) if, for any reason, the transfer to a Special Trust described in clause (i) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Equity Shares in violation of Section 7.2(a) of this Article VII, then the Transfer of that number of Equity Shares that otherwise would cause any Person to violate Section 7.2(a) shall be void AB INITIO, and the Purported Beneficial Transferee shall have no rights in such Equity Shares.

    (c) Notwithstanding any other provisions contained herein, during the period commencing on the Closing Date and prior to the Restriction Termination Date, any Transfer of Equity Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of the AMEX) that, if effective, would result in the capital stock of the Trust being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void AB INITIO, and the intended transferee shall acquire no rights in such Equity Shares.

    (d) It is expressly intended that the restrictions on ownership and Transfer described in this Section 7.2 of Article VII shall apply to the
redemption/exchange rights provided in Section       of the Partnership
Agreement. Notwithstanding any of the provisions of the Partnership Agreement or any other agreement between Grove Operating, L.P. and any of its partners to the contrary, a partner of Grove Operating, L.P. shall not be entitled to effect an exchange of an interest in Grove Operating, L.P. for Equity Shares to the extent the actual or beneficial or Beneficial or Constructive ownership of such Equity Shares would be prohibited under the provisions of this Article VII.

    SECTION 7.3 Transfers of Equity Shares in Trust

    (a) Upon any purported Transfer or other event described in Section 7.2(b) of this Article VII, such Equity Shares shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Special Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to a Special Trust pursuant to Section 7.2(b). The Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust, any Purported Beneficial Transferee, and any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3(f) of this Article VII.

    (b) Equity Shares held by the Trustee shall be issued and outstanding Common Shares or Preferred Shares of the Trust, as the case may be. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any Equity Shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the Equity Shares held in a Special Trust.

    (c) The Trustee shall have all voting rights and rights to dividends with respect to Equity Shares held in a Special Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Trust that the Equity Shares have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Equity Shares. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Equity Shares held in a Special Trust and, subject to Maryland law, effective as of the date the Equity Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee prior to the discovery by the Trust that the Equity Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; PROVIDED, however, that if the Trust has already taken irreversible action, then the Trustees shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that the Equity Shares have been transferred into a Special Trust, the Trust shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

    (d) Within 20 days of receiving notice from the Trust that Equity Shares have been transferred to a Special Trust, the Trustee of a Special Trust shall sell the Equity Shares held in a Special Trust to a person, designated by the Trustee, whose ownership of the Equity Shares will not violate the ownership limitations set forth in Section 7.2(a). Upon such sale, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 7.3(d). The Purported Record Transferee shall receive the lesser of (i) the price paid by the Purported Record Transferee for the Equity Shares in the transaction that resulted in such transfer to a Special Trust (or, if the event which resulted in the transfer to a Special Trust did not involve a purchase of such Equity Shares at Market Price, the Market Price of such Equity Shares on the day of the event which resulted in the transfer of the Equity Shares to a Special Trust) and (ii) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Equity Shares held in a Special Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Trust that such Equity Shares have been transferred to the Trustee, such Equity Shares are sold by a Purported Record Transferee then (i) such Equity Shares shall be deemed to have been sold on behalf of the Special Trust and (ii) to the extent that the Purported Record Transferee received an amount for such Equity Shares that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this subparagraph (3)(d), such excess shall be paid to the Trustee upon demand.

    (e) Equity Shares transferred to the Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the Equity Shares in the transaction that resulted in such transfer to a Special Trust (or, if the event which resulted in the transfer to a Special Trust did not involve a purchase of such Equity Shares at Market Price, the Market Price of such Equity Shares on the day of the event which resulted in the transfer of the Equity Shares to a Special Trust) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Trustee has sold the Equity Shares held in a Special Trust pursuant to Section 7.3(d). Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Equity Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Equity Shares shall thereupon be paid to the Charitable Beneficiary.

    (f) By written notice to the Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in a Special Trust such that (i) the Equity Shares held in a Special Trust would not violate the restrictions set forth in Section 7.2(a) in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

    SECTION 7.4 Remedies for Breach. If the Board of Trust Managers, or a committee thereof (or other designees if permitted by Maryland law) shall at any time determine in good faith that a Transfer or other event has taken place in violation of Section 7.2 of this Article VII or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Equity Shares of the Trust in violation of
Section 7.2 of this Article VII, the Board of Trust Managers, or a committee thereof (or other designees if permitted by Maryland law) shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, causing the Trust to redeem Equity Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer; PROVIDED, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of Section 7.2(a) of this Article VII, shall automatically result in the transfer to a Special Trust as described in Section 7.2(b) and any Transfer in violation of Section 7.2(c) shall automatically be void AB INITIO, irrespective of any action (or non-action) by the Board of Trust Managers.

    SECTION 7.5 Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Equity Shares in violation of Section 7.2 of this Article VII or any Person who is a Purported Transferee such that an automatic transfer to a Special Trust results under Section 7.2(b) of this Article VII, shall immediately give written notice to the Trust of such event and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Trust's status as a REIT.

    SECTION 7.6 Owners Required to Provide Information. From the Closing Date and prior to the Restriction Termination Date:

    (a) Every Beneficial Owner of more than 5% (or such other percentage between 1/2 of 1% and 5%, as provided in the income tax regulations promulgated under the Code) of the number or value of the outstanding Equity Shares shall, within 30 days after January 1 of each year, give written notice to the Trust stating the name and address of such Beneficial Owner, the number of Equity Shares Beneficially Owned, and a description of how such Equity Shares are held. Each such Beneficial Owner shall provide to the

Trust such information as may be reasonably requested by the Trust and as may be reasonably necessary to determine the effect, if any, of such Beneficial Ownership on the Trust's status as a REIT.

    (b) Each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Equity Shares and each Person (including the Shareholder of record) who is holding Equity Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information that the Trust may request, in good faith, in order to determine the Trust's status as a REIT.

    SECTION 7.7 Remedies Not Limited. Nothing contained in this Article VII (but subject to Section 6.7 of the Charter) shall limit the authority of the Board of Trust Managers to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders by preservation of the Trust's status as a REIT.

    SECTION 7.8 Ambiguity. In the case of an ambiguity in the application of any of the provisions of Sections 7.2 through 7.9, 7.13 and 7.14 of this Article VII, including any definition contained in Section 7.1, the Board of Trust Managers shall have the power to determine the application of the provisions of Sections 7.2 through 7.9, 7.13 and 7.14 with respect to any situation based on the facts known to it. In the event any of Sections 7.2 through 7.9, 7.13 or
7.14 requires an action by the Board of Trust Managers and this Third Amended and Restated Declaration of Trust fails to provide specific guidance with respect to such action, the Board of Trust Managers shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of such Sections 7.2 through 7.9 of this Article VII. Absent a decision to the contrary by the Board of Trust Managers (which the Board of Trust Managers may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2(b)) acquired Beneficial or Constructive Ownership of Equity Shares in violation of Section 7.2(a), such remedies (as applicable) shall apply first to the Equity Shares which but for such remedies, would have been actually owned by such Person, and second to Equity Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, PRO RATA among the Persons who actually own such Equity Shares based upon the relative number of the Equity Shares held by each such Person.

    SECTION 7.9 Exceptions.

    (a) Subject to Section 7.2(a)(iii), the Board of Trust Managers, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning Equity Shares in excess of the Ownership Limit or the Executive Officers Beneficially Owning Equity Shares, in the aggregate, in excess of the Executive Officer Ownership Limit, as the case may be, if the Board of Trust Managers obtains such representations and undertakings from such Person or from such Executive Officer or Executive Officers as are reasonably necessary to ascertain that no individual's Beneficial Ownership or the Executive Officers' Beneficial Ownership, in the aggregate, as the case may be, of such Equity Shares will violate the Ownership Limit or the Executive Officer Ownership, as the case may be, or that any such violation will not cause the Trust to fail to qualify as a REIT under the Code, and agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Section 7.2 of this Article VII) or attempted violation will result in such Equity Shares being transferred to a Special Trust in accordance with Section 7.2(b) of this Article VII.

    (b) Subject to Section 7.2(a)(iii), the Board of Trust Managers, in its sole discretion, may exempt a Person from the limitation on a Person Constructively Owning Equity Shares in excess of 9.8% (by value or by number of Equity Shares, whichever is more restrictive) of the outstanding Equity Shares of the Trust, if such Person does not, and represents that it will not own, actually or Constructively, an interest in a tenant of the Trust (or a tenant of any entity owned in whole or in part by the Trust) that would cause the Trust to own, actually or Constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Trust obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Equity Shares being transferred to the Trust in accordance with
Section 7.2(b) of this Article VII.

Notwithstanding the foregoing, the inability of a Person to make the certification described in this Section 7.9(b) shall not prevent the Board of Trust Managers, in its sole discretion, from exempting such Person from the limitation on a Person Constructively Owning Equity Shares in excess of 9.8% of the outstanding Equity Shares if the Board of Trust Managers determines that the resulting application of Section 856(d)(2)(B) of the Code would affect the characterization of less than 0.5% of the gross income (as such term is used in Section 856(c)(2) of the Code) of the Trust in any taxable year, after taking into account the effect of this sentence with respect to all other Equity Shares to which this sentence applies.

    (c) Prior to granting any exception pursuant to Section 7.9(a) or (b) of this Article VII, the Board of Trust Managers may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trust Managers in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT.

    SECTION 7.10 Legend. Each certificate for Equity Shares shall bear substantially the following legend:

       "The Trust is authorized to issue two classes of capital stock which are designated as Common Shares and Preferred Shares. The Board of Trust Managers is authorized to determine the preferences, limitations and relative rights of the Preferred Shares before the issuance of any Preferred Shares. The Trust will furnish, without charge, to any shareholder making a written request therefor, a copy of the Declaration of Trust of the Trust and a written statement of the designations, relative rights, preferences and limitations applicable to each such class of stock. Requests for such written statement may be directed to the Secretary of the Trust, at the Trust's principal office.

       The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Trust's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the "CODE"). Subject to certain further restrictions and except as expressly provided in the Trust's Charter, (i)(A) no Person (except for an Executive Officer) may Beneficially Own in excess of 5.0% of the outstanding Equity Shares of the Trust (by value or by number of shares, whichever is more restrictive) and
       (B) no Executive Officer may, nor may the Executive Officers, in
       the aggregate, Beneficially Own in excess of    % of the
       outstanding Equity Shares of the Trust (by value or by number of shares, whichever is more restrictive); (ii) no Person may Constructively Own in excess of 9.8% of the outstanding Equity Shares of the Trust (by value or by number of shares, whichever is more restrictive); (iii) no Person may Beneficially or Constructively Own Equity Shares that would result in the Trust being "closely held" under Section 856(h) of the Code or otherwise cause the Trust to fail to qualify as a REIT; and (iv) no Person may Transfer Equity Shares if such Transfer would result in the capital stock of the Trust being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Equity Shares which causes or will cause a Person to Beneficially or Constructively Own Equity Shares in excess of the above limitations must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Equity Shares represented hereby will be automatically transferred to a Trustee of a Special Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Trust may redeem shares upon the terms and conditions specified by the Board of Trust Managers in its sole discretion if the Board of Trust Managers determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void AB INITIO. All capitalized terms in this legend have the meanings defined in the Declaration of Trust of the Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Equity Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Trust, at the Trust's principal office."

    SECTION 7.11 Severability. If any provision of this Article VII or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

    SECTION 7.12 AMEX. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the AMEX or any other national securities exchange. The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all the provisions and limitations of this Article VII.

    SECTION 7.13 Changes In Ownership Limit and Executive Officer Ownership Limit. Subject to the limitations provided in Section 7.14, the Board of Trust Managers may from time to time increase (or decrease) the Ownership Limit and/or the Executive Officer Ownership Limit (including, but not limited to, in connection with the grant of Options and/or Deferred Stock Grants to the Executive Officers).

    SECTION 7.14 Limitations on Changes In the Ownership Limit and the Executive Officer Ownership Limit.

    (a) Neither the Ownership Limit nor the Executive Officer Ownership Limit may be increased if, as a result of such increase, five Beneficial Owners of Equity Shares (including all of the Executive Officers) could Beneficially Own, in the aggregate, more than 50.0% (in number or value, whichever is more restrictive) of the then outstanding Equity Shares.

    (b) Prior to the modification of the Ownership Limit or the Executive Officer Ownership Limit pursuant to Section 7.13, the Board of Trust Managers may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT.

    (c) The Executive Officer Ownership Limit shall not be reduced to a percentage which is less than the Ownership Limit.

                                  ARTICLE VIII
                                  SHAREHOLDERS

    SECTION 8.1 Meetings of Shareholders. There shall be an Annual Meeting of the Shareholders, to be held at such time and place as shall be determined by or in the manner prescribed in Article II of the Bylaws, at which Trust Managers shall be elected and any other proper business may be conducted. Except as otherwise provided in this Declaration of Trust, special meetings of Shareholders may be called in the manner provided in Article II of the Bylaws. If there are no Trust Managers, the President or any other officer of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trust Managers. Any meeting may be adjourned and reconvened as the Trust Managers determine or as provided in Article II of the Bylaws.

    SECTION 8.2 Voting Rights of Shareholders. Subject to the provisions of any class or series of Shares then outstanding, the Shareholders shall be entitled to vote only on the following matters: (a) the election or removal of Trust Managers; (b) the amendment of this Declaration of Trust; (c) the voluntary dissolution or termination of the Trust; (d) the reorganization of the Trust; and (e) the merger or consolidation of the Trust or the sale or other disposition of all or substantially all of the Trust Property. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Trust Managers.

                                   ARTICLE IX
                                   AMENDMENT

    SECTION 9.1 By Shareholders. Except as provided in Section 9.2 hereof, this Declaration of Trust may be amended only by the affirmative vote of the holders of not less than two-thirds of all the Shares then outstanding and entitled to vote on the matter.

    SECTION 9.2 By Trust Managers. The Trust Managers, by a two-thirds vote, may amend provisions of this Declaration of Trust from time to time to enable the Trust to qualify as a real estate investment trust under the Code or under Title 8.

    SECTION 9.3 No Other Amendment. This Declaration of Trust may not be amended except as provided in this Article IX.

                                   ARTICLE X
                               DURATION OF TRUST

    The Trust shall continue perpetually unless terminated pursuant to any applicable provision of Title 8. The Trust may be voluntarily dissolved or reorganized or its existence terminated only by the affirmative vote of the holders of not less than two-thirds of all the Shares then outstanding and entitled to vote on the matter. The Trust may sell or otherwise dispose of all or substantially all of the Trust Property only by the affirmative vote of the holders entitled to vote on the matter.

                                   ARTICLE XI
              LIABILITY OF SHAREHOLDERS, TRUST MANAGERS, OFFICERS,
                              EMPLOYEES AND AGENTS
                  AND TRANSACTIONS BETWEEN THEM AND THE TRUST

    SECTION 11.1 Limitation of Shareholder Liability. No Shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a Shareholder, nor shall any Shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Property or the affairs of the Trust.

    SECTION 11.2 Limitation of Trust Manager and Executive Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitations of the liability of trustees and officers of a real estate investment trust, no Trust Manager or officer of the Trust shall be liable to the Trust or to any Shareholder for money damages. Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of this Declaration of Trust inconsistent with this section, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In the absence of any Maryland statute limiting the liability of trustees and officers of a Maryland real estate investment trust for money damages in a suit by or on behalf of the Trust or by any Shareholder, no Trust Manager or Executive Officer of the Trust shall be liable to the Trust or to any Shareholder unless (a) that Trust Manager or Executive Officer actually received an improper benefit or profit in money, property or services, and then, for the amount of the benefit of profit in money or services actually received or (b) a judgment or other final adjudication adverse to the Trust Manager or Executive Officer is entered in a proceeding based on a finding in the proceeding that the Trust Manager's or Executive Officer's action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding or (c) otherwise, in accordance with the provisions of an indemnification agreement between any of them and the Trust.

    SECTION 11.3 Express Exculpatory Clauses in Instruments. Neither the Shareholders nor the Trust Managers, Executive Officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the Trust Property for the payment of any claim under or for the performance of the instrument. The omission of the foregoing exculpatory clause in such instrument shall not render any Shareholder, Trust Manager, Executive Officer, employee or agent liable thereunder to any third party, nor shall the Trust Manager or any officers, employees or agents of the Trust be liable to anyone for such omission. In the event of a conflict between the terms of this Declaration and any indemnification agreement, the terms of the indemnification agreement shall control.

    SECTION 11.4 Indemnification and Advance for Expenses. The Trust shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former Shareholder, Trust Manager or officer of the Trust or
(b) any individual who, while a Shareholder, Trust Manager or officer of the Trust and at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, Shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, from and against all claims and liabilities to which such person may become subject and against all claims and liabilities to which such person may become subject by reason of his being or having been a Shareholder, Trust Manager or Executive Officer. The Trust shall have the power, with the approval of its Board of Trust Managers, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.

    SECTION 11.5 Transactions Between the Trust and its Trust Managers, Executive Officers, Employees and Agents. Subject to any express restriction in this Declaration of Trust, including, but not limited to, Section 6.4, any restriction adopted by the Trust Managers in the Bylaws or by resolution, and in accordance with the terms and provisions of any employment agreement and/or non-competition agreement with any Trust Manager or Executive Officer and the Trust, as applicable, the Trust may enter into any contract or transaction of any kind (including, without limitation, for the purchase or sale of property or for any type of services, including those in connection with the underwriting or the offer or sale of Securities of the Trust) with any Person, including any Trust Manager, Executive Officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction.

    SECTION 11.6 Limitation on Total Operating Expenses. The Total Operating Expenses of the Trust shall not exceed the greater of 2% of its average invested assets or 25% of its net income in any fiscal year as defined below. The Trust Managers will limit operating expenses to these levels unless a majority of the Independent Trust Managers make a finding that, based on unusual or non-recurring factors, a higher level of expenses is justified for that year. Written records and supporting data shall be maintained by the Trust Managers in this regard.

    Within 60 days after the end of any fiscal quarter in which Total Operating Expenses for the preceding twelve (12) months exceeded this limitation, the Trust will disclose this fact to the Shareholders, together with an explanation of the factors upon which the Independent Trust Managers relied in approving higher operating expenses.

    For purposes of this Section 11.6, "TOTAL OPERATING EXPENSES" shall include all cash operating expenses, including additional expenses paid directly or indirectly by the Trust to its Affiliates or third parties based upon their relationship with the Trust, including loan administration, servicing, engineering, inspection and all other expenses paid by the Trust, except the expenses related to raising capital, for interest, taxes and direct property acquisition, operation, maintenance and management costs.

    "AVERAGE INVESTED ASSETS", for purposes of this Section 11.6, for any period, shall mean the average of the aggregate book value of the assets of the Trust, invested, directly or indirectly, in equity interests and in loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period.

    "NET INCOME", for purposes of the calculation contained in this Section 11.6, shall mean total revenues applicable to such period, other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.

                                  ARTICLE XII
                                 MISCELLANEOUS

    SECTION 12.1 Governing Law. This Third Amended and Restated Declaration of Trust is executed by the Trust Managers and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflict of law provisions thereof.

    SECTION 12.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any Person dealing with the Trust if executed by an individual who, according to the records of the Trust or of any recording office in which this Third Amended and Restated Declaration of Trust may be recorded, appears to be the Secretary or an Assistant Secretary of the Trust or a Trust Manager, and if certifying to: (a) the number or identity of Trust Managers, officers of the Trust or Shareholders; (b) the due authorization of the execution of any document; (c) any action or vote taken, and the existence of a quorum at a meeting of Trust Managers or Shareholders; (d) a copy of this Declaration or of the Bylaws as a true and complete copy as then in force; (e) an amendment to this Declaration; (f) the termination of the Trust; or (g) the existence of any fact or facts which relate to the affairs of the Trust. No purchaser, lender, transfer agent or other Person shall be bound to make any inquiry concerning the validity of any transaction purported to be made on behalf of the Trust by the Trust Managers or by any officer, employee or agent of the Trust.

    SECTION 12.3 Provisions in Conflict With Law or Regulations.

    (a) The provisions of this Third Amended and Restated Declaration of Trust are severable, and if the Trust Managers shall determine, with the advice of counsel, that any one or more of such provisions are in conflict with the REIT Provisions of the Code, Title 8 or any other applicable federal or state law, the conflicting provisions shall be deemed never to have constituted a part of this Declaration of Trust, even without any amendment of this Declaration of Trust pursuant to Article IX; PROVIDED, HOWEVER, that such determination by the Trust Managers shall not affect or impair any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. No Trust Manager shall be liable for making or failing to make such a determination.

    (b) If any provision of this Third Amended and Restated Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

    Section 12.4 Construction. In this Third Amended and Restated Declaration of Trust, unless the context requires otherwise, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. Title and headings of different parts of this Declaration are inserted for convenience and shall not affect the meaning, construction or effect hereof. In defining or interpreting the powers and duties of the Trust and its Trust Managers and officers, reference may be made, to the extent appropriate and not inconsistent with the Code or Title 8, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland (the "MARYLAND CODE"). In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles

6 and 7, of the Maryland Code, the Trust shall be included within the definition of "corporation" for purposes of such provisions.

    SECTION 12.5 Recordation. This Third Amended and Restated Declaration of Trust and any amendment or supplement hereto shall be filed for record with the State Department of Assessments and Taxation of Maryland and may also be filed or recorded in such other places as the Trust Managers deem appropriate, but failure to file for record this Third Amended and Restated Declaration or any amendment or supplement hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of this Third Amended and Restated Declaration or any amendment hereto. This Third Amended and Restated Declaration, and any subsequently amended and restated Declaration, shall, upon filing, be conclusive evidence of all amendments or supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments or supplements thereto.

    IN WITNESS WHEREOF, this Third Amended and Restated Declaration of Trust has
been signed on this       day of       , 1997, by the undersigned Trust
Managers, each of whom acknowledge that this document is his free act and deed, that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

---------------------   ---------------------   ---------------------
Harold Gorman           Damon D. Navarro        James F. Twaddell

---------------------   ---------------------
J. Joseph Garrahy       Joseph R. LaBrosse

                                                                     APPENDIX II

                       GROVE PROPERTY TRUST'S 1996 SHARE
                           INCENTIVE PLAN TO BE ADDED
                                 BY AMENDMENT.

                                                                PRELIMINARY COPY

                         GROVE REAL ESTATE ASSET TRUST
               SPECIAL MEETING OF SHAREHOLDERS--           , 199
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS

    The undersigned hereby appoints Damon Navarro, Brian Navarro, Edmund Navarro, Joseph LaBrosse, Gerald McNamara, or any one of them, with full power of substitution, as proxies, to vote on behalf of the undersigned at the Special
Meeting of Shareholders of Grove Real Estate Asset Trust, to be held on        ,
           , 1996 at The Hartford Club, 44-48 Prospect Street, Hartford,
Connecticut 06103, at     local time, and at any adjournment(s) or
postponement(s) thereof, in the manner indicated below, and in their discretion on any other matter which may properly come before the Special Meeting.

    This Proxy will be voted in accordance with the instructions given. In the absence of instructions, the Proxy will be voted "FOR" Proposals 1 through 3.

    This Proxy will be voted in accordance with the instructions given. In the absence of instructions, the Proxy will be voted "FOR" Proposals 1 through 3.

Proposal 1: Approval of the       / / FOR      / / AGAINST    / / ABSTAIN  The undersigned hereby revokes any proxy
Consolidation Transactions        / / FOR      / / AGAINST    / / ABSTAIN  heretofore given to the meeting and acknowledges
Proposal 2: Approval of the       / / FOR      / / AGAINST    / / ABSTAIN  receipt of the Notice of Special Meeting of
Charter Amendments                                                         Shareholders and Proxy Statement dated           ,
Proposal 3: Approval of the                                                199 .
1996 Plan                                                                  Dated ---------------------------, 199
SHAREHOLDERS MUST VOTE ON EACH RESOLUTION SEPARATELY AND APPROVAL OF ANY   --------------------------------------------------
RESOLUTION IS NOT DEPENDENT ON APPROVAL OF ANY OTHER RESOLUTION. THE BOARD Signature
OF TRUST MANAGERS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EACH OF THE     --------------------------------------------------
RESOLUTIONS.                                                               Print Name
                                                                           --------------------------------------------------
                                                                           Signature (if held jointly)
                                                                           --------------------------------------------------
                                                                           Print Name
                                                                           --------------------------------------------------
                                                                           Title, if applicable
                                                                           PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN
                                                                           COMMON SHARES ARE HELD BY JOINT TENANTS, BOTH
                                                                           SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, AS
                                                                           EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                                                           PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION,
                                                                           PLEASE SIGN NAME BY PRESIDENT OR OTHER DULY
                                                                           AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN
                                                                           IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE
                                                                           MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                                           PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE TO:
                                                                           GROVE REAL ESTATE ASSET TRUST, 598 ASYLUM AVENUE,
                                                                           HARTFORD, CONNECTICUT 06105. IF YOU HAVE ANY
                                                                           QUESTIONS, PLEASE CALL GROVE REAL ESTATE ASSET
                                                                           TRUST AT (860) 520-4789.